      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2017.

                                                            FILE NOS. 333-185804
                                                                       811-07727
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              Pre-Effective Amendment No.                   []



                             Post-Effective Amendment No. 7                [X]


                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                                  Amendment No. 7                          [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                 ------------

                         VARIABLE ANNUITY ACCOUNT FIVE
                           (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)


                   2727-A ALLEN PARKWAY, HOUSTON, TEXAS 77019
             (Address of Depositor's Principal Offices) (Zip Code)


       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 871-2000


                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)



                      175 WATER STREET, NEW YORK, NY 10038

             (Address of Guarantor's Principal Offices) (Zip Code)


       GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 770-7000


                              MANDA GHAFERI, ESQ.
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

             21650 OXNARD STREET, WOODLAND HILLS, CALIFORNIA 91367

(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:


[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on May 1, 2017 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Annuity Account Five of American General Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.
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                         VARIABLE ANNUITY ACCOUNT FIVE


                             CROSS REFERENCE SHEET


                              PART A -- PROSPECTUS



                                   ITEM NUMBER
                                   IN FORM N-4                                                      CAPTION
---------------------------------------------------------------------------------- -----------------------------------------
1.    Cover Page..................................................................  Cover Page
2.    Definitions.................................................................  Glossary
3.    Synopsis....................................................................  Highlights; Fee Table; Maximum and
                                                                                    Minimum Expense Examples; The Seasons
                                                                                    Select II Variable Annuity; Purchasing a
                                                                                    Seasons Select II Variable Annuity
4.    Condensed Financial Information.............................................  Appendix - Condensed Financial
                                                                                    Information
5.    General Description of Registrant, Depositor and Portfolio Companies........  Other Information; Investment Options
6.    Deductions..................................................................  Fee Table; Expenses
7.    General Description of Variable Annuity Contracts...........................  The Seasons Select II Variable Annuity;
                                                                                    Purchasing a Seasons Select II Variable
                                                                                    Annuity; Investment Options
8.    Annuity Period..............................................................  Annuity Income Options
9.    Death Benefit...............................................................  Death Benefits
10.   Purchases and Contract Value................................................  Purchasing a Seasons Select II Variable
                                                                                    Annuity;
                                                                                    Access to Your Money
11.   Redemptions.................................................................  Access To Your Money
12.   Taxes.......................................................................  Taxes
13.   Legal Proceedings...........................................................  Other Information
14.   Table of Contents of Statement of Additional Information....................  Contents of
                                                                                    Statement of Additional Information



                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.



                    ITEM NUMBER
                    IN FORM N-4                                      CAPTION
--------------------------------------------------- ----------------------------------------
15.   Cover Page...................................  Cover Page
16.   Table of Contents............................  Table of Contents
17.   General Information and History..............  The Seasons Select II Variable Annuity
                                                     (P);
                                                     Separate Account and the Company;
                                                     General Account (P);
                                                     Investment Options (P);
                                                     Other Information (P)
18.   Services.....................................  Other Information (P); Financial
                                                     Statements
19.   Purchase of Securities Being Offered.........  Purchasing a Seasons Select II Variable
                                                     Annuity (P)
20.   Underwriters.................................  Distribution of Contracts;
                                                     Other Information (P)
21.   Calculation of Performance Data..............  Performance Data
22.   Annuity Payments.............................  Annuity Income Options (P); Annuity
                                                     Income Payments; Annuity Unit Values
23.   Financial Statements.........................  Other Information (P);
                                                     Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                           [SEASONS SELECT II LOGO]
                                   PROSPECTUS


                                  MAY 1, 2017

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                              issued by Depositor

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                               in connection with

                         VARIABLE ANNUITY ACCOUNT FIVE

This variable annuity has several investment choices -- Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Premier Portfolios identified below are part of one of the following Trusts: SunAmerica Series Trust, Fidelity(R) Variable Insurance Products, and T. Rowe Price Equity Series, Inc. The Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and Seasons Strategies identified below are part of the Seasons Series Trust.


This contract is no longer available for purchase by new contract Owners.



PREMIER PORTFOLIOS
                                            MANAGED BY:
  AMERICAN FUNDS GLOBAL GROWTH SAST         Capital Research and Management Company(1)
  AMERICAN FUNDS GROWTH SAST                Capital Research and Management Company(1)
  AMERICAN FUNDS GROWTH-INCOME SAST         Capital Research and Management Company(1)
  FIDELITY VIP CONTRAFUND(R)                Fidelity Management and Research Company
  FIDELITY VIP EQUITY-INCOME                Fidelity Management and Research Company
  FIDELITY VIP INVESTMENT GRADE BOND        Fidelity Management and Research Company
  FIDELITY VIP MID CAP                      Fidelity Management and Research Company
  FIDELITY VIP OVERSEAS                     Fidelity Management and Research Company
  SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO   SunAmerica Asset Management, LLC ("SAAMCo") and
                                            AllianceBernstein L.P.
  SUNAMERICA DYNAMIC STRATEGY PORTFOLIO     SAAMCo and AllianceBernstein L.P.
  T. ROWE PRICE BLUE CHIP GROWTH II         T. Rowe Price Associates, Inc. ("T. Rowe Price")
  T. ROWE PRICE EQUITY INCOME II            T. Rowe Price





SELECT PORTFOLIOS
                               MULTI-MANAGED BY:
  LARGE CAP GROWTH             Goldman Sachs Asset Management, L.P., Janus Capital
                               Management, LLC ("Janus") and SAAMCo
  LARGE CAP VALUE              American Century Investment Management Inc., Wellington
                               Management Company LLP and SAAMCo
  MID CAP GROWTH               T. Rowe Price, Wellington and SAAMCo
  MID CAP VALUE                T. Rowe Price, Massachusetts Financial Services Company and
                               SAAMCo(2)
  SMALL CAP                    PNC Capital Advisors, LLC, J.P. Morgan Investment
                               Management Inc. and SAAMCo
  INTERNATIONAL EQUITY         Schroder Investment Management North America Inc., T. Rowe
                               Price and SAAMCo(3)
  DIVERSIFIED FIXED INCOME     Wellington and PineBridge
  REAL RETURN                  Wellington
  ULTRA SHORT BOND PORTFOLIO   Dimensional Fund Advisors LP






FOCUSED PORTFOLIOS
                               MULTI-MANAGED BY:
  SA COLUMBIA FOCUSED GROWTH   Columbia Management Investment Advisers, LLC
  SA COLUMBIA FOCUSED VALUE    Columbia Management Investment Advisers, LLC






MANAGED ALLOCATION PORTFOLIOS
                                MANAGED BY:
  ALLOCATION GROWTH             SAAMCo
  ALLOCATION MODERATE GROWTH    SAAMCo
  ALLOCATION MODERATE           SAAMCo
  ALLOCATION BALANCED           SAAMCo







SEASONS STRATEGIES(4)
                                 MULTI-MANAGED BY:
                                 JPMorgan, Janus, Lord Abbett, Putnam Investment Management,
                                 LLC ("Putnam"), T. Rowe Price, PineBridge and Wellington
  GROWTH STRATEGY                (which invests in Stock Portfolio, Asset Allocation: Diversified
                                 Growth Portfolio and Multi-Managed Growth Portfolio)
  MODERATE GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified
                                 Growth Portfolio and Multi-Managed Moderate Growth
                                 Portfolio)
  BALANCED GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified
                                 Growth Portfolio and Multi-Managed Income/Equity Portfolio)
  CONSERVATIVE GROWTH STRATEGY   (which invests in Stock Portfolio, Asset Allocation: Diversified
                                 Growth Portfolio and Multi-Managed Income Portfolio)


1 Capital Research and Management Company manages the corresponding Master Fund
  (defined in GLOSSARY below) in which the Underlying Fund (Feeder Fund) invests. The investment adviser of the Feeder Fund is SAAMCo.


2 On February 6, 2017, the portfolio managers changed to T. Rowe Price
  Associates, Inc., Massachusetts Financial Services Company and SunAmerica Asset Management, LLC.



3 On February 6, 2017, the portfolio managers changed to Schroder Investment
  Management North America Inc., T. Rowe Price Associates, Inc. and SunAmerica Asset Management, LLC.


4 Seasons Strategies are Variable Portfolios comprised of certain Underlying
  Funds of the Seasons Series Trust. Each Seasons Strategy is multi-managed by a group of managers identified above.

This variable annuity provides an optional Payment Enhancement feature. If you elect this feature, in exchange for Payment Enhancements credited to your contract, your withdrawal charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may more than offset the value of any Payment Enhancement.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.

IF YOU ARE CONSIDERING FUNDING A TAX-QUALIFIED RETIREMENT PLAN (E.G., IRAS, 401K OR 403B PLANS) WITH AN ANNUITY, YOU SHOULD KNOW THAT AN ANNUITY DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRAL TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE TAX-QUALIFIED PLAN ITSELF. YOU SHOULD FULLY DISCUSS THIS DECISION WITH YOUR FINANCIAL REPRESENTATIVE.


To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2017. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570.


In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

VARIABLE ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                               TABLE OF CONTENTS
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GLOSSARY....................................................   3
HIGHLIGHTS..................................................   4
FEE TABLE...................................................   6
      Maximum Owner Transaction Expenses....................   6
      Contract Maintenance Fee..............................   6
      Separate Account Charges..............................   6
      Additional Optional Feature Fees......................   6
        Optional MarketLock Income Plus Fee.................   6
        Optional MarketLock For Life Plus Fee...............   6
        Optional MarketLock For Life Fee....................   6
        Optional MarketLock Fee.............................   6
        Optional MarketLock For Two Fee.....................   6
        Optional Seasons Income Rewards Fee.................   6
        Optional Seasons Promise Fee........................   6
        Optional Income Protector Fee.......................   6
      Total Annual Portfolio Operating Expenses.............   6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES........................   8
THE SEASONS SELECTII VARIABLE ANNUITY.......................   9
PURCHASING A SEASONS SELECTII
  VARIABLE ANNUITY..........................................   9
      Allocation of Purchase Payments.......................  10
      Seasons Rewards Program...............................  11
      Accumulation Units....................................  12
      Free Look.............................................  13
      Exchange Offers.......................................  13
      Important Information for Military Servicemembers.....  13
INVESTMENT OPTIONS..........................................  13
      Variable Portfolios...................................  13
        Fidelity(R) Variable Insurance Products.............  14
        T. Rowe Price Equity Series, Inc....................  14
        Seasons Series Trust................................  14
        SunAmerica Series Trust.............................  14
      Premier Portfolios....................................  15
      Select Portfolios.....................................  15
      Focused Portfolios....................................  15
      Managed Allocation Portfolios.........................  16
      Seasons Strategies....................................  16
      Investment Options....................................  18
      Substitution, Addition or Deletion of Variable
        Portfolios..........................................  19
      Fixed Accounts........................................  19
      Dollar Cost Averaging Fixed Accounts..................  19
      Dollar Cost Averaging Program.........................  20
      Transfers During the Accumulation Phase...............  20
      Automatic Asset Rebalancing Program...................  23
      Return Plus Program...................................  23
      Voting Rights.........................................  23
ACCESS TO YOUR MONEY........................................  23
      Free Withdrawal Amount................................  24
      Systematic Withdrawal Program.........................  25
      Nursing Home Waiver...................................  26
      Minimum Contract Value................................  26
      Qualified Contract Owners.............................  26
OPTIONAL LIVING BENEFITS....................................  26
      MarketLock Income Plus and MarketLock For Life
        Plus................................................  26
      MarketLock For Life...................................  35
      Additional Information About MarketLock Income
        Plus, MarketLock For Life Plus and MarketLock
        For Life............................................  39
      MarketLock and MarketLock For Two.....................  41
      Seasons Income Rewards................................  47
      Seasons Promise.......................................  50
      Income Protector......................................  51
MARKETLOCK AND MARKETLOCK FOR TWO
  EXTENSION PARAMETERS......................................  52
MARKETLOCK FOR LIFE PLUS +6% OPTION EXTENSION
  PARAMETERS................................................  53
DEATH BENEFITS..............................................  55
      Beneficiary Continuation Programs.....................  56


      Death Benefit Defined Terms...........................  57
      Standard Death Benefit................................  57
      Optional Combination HV & Roll-Up Death Benefit.......  58
      Optional Maximum Anniversary Value Death Benefit......  58
      Optional Purchase Payment Accumulation Death
        Benefit.............................................  59
      Optional EstatePlus Benefit...........................  60
      Spousal Continuation..................................  61
EXPENSES....................................................  61
      Separate Account Charges..............................  61
      Withdrawal Charges....................................  62
      Underlying Fund Expenses..............................  62
      Contract Maintenance Fee..............................  63
      Transfer Fee..........................................  63
      Optional Living Benefits Fees.........................  63
      Optional Combination HV & Roll-Up Death Benefit
        Fee.................................................  63
      Optional Enhanced Death Benefit.......................  63
      Optional EstatePlus Fee...............................  63
      Premium Tax...........................................  63
      Income Taxes..........................................  63
      Reduction or Elimination of Fees, Expenses and
        Additional Amounts Credited.........................  63
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF
  THE CONTRACT..............................................  64
ANNUITY INCOME OPTIONS......................................  65
      The Income Phase......................................  65
      Annuity Income Options................................  66
      Fixed or Variable Annuity Income Payments.............  67
      Annuity Income Payments...............................  67
      Transfers During the Income Phase.....................  67
      Deferment of Payments.................................  67
TAXES.......................................................  67
      Annuity Contracts in General..........................  67
      Tax Treatment of Distributions - Non-Qualified
        Contracts...........................................  68
      Tax Treatment of Distributions - Qualified Contracts..  68
      Required Minimum Distributions........................  69
      Tax Treatment of Death Benefits.......................  70
      Tax Treatment of Optional Living Benefits.............  70
      Contracts Owned by a Trust or Corporation.............  70
      Foreign Account Tax Compliance ("FATCA")..............  71
      Other Withholding Tax.................................  71
      Gifts, Pledges and/or Assignments of a Contract.......  71
      Diversification and Investor Control..................  71
OTHER INFORMATION...........................................  72
      The Distributor.......................................  72
      The Company...........................................  72
      The Separate Account..................................  72
      The General Account...................................  73
      Financial Statements..................................  73
      Administration........................................  74
      Legal Proceedings.....................................  74
      Registration Statements...............................  74
CONTENTS OF STATEMENT OF ADDITIONAL
  INFORMATION...............................................  75
APPENDIX A - CONDENSED FINANCIAL INFORMATION................ A-1
APPENDIX B - MARKETLOCK INCOME PLUS,
  MARKETLOCK FOR LIFE PLUS AND MARKETLOCK
  FOR LIFE EXTENSION PARAMETERS............................. B-1
APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL
  CONTINUATION.............................................. C-1
APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR
  VARIABILITY............................................... D-1
APPENDIX E - THE GUARANTEE FOR CONTRACTS
  ISSUED PRIOR TO DECEMBER 29, 2006......................... E-1
APPENDIX F - STRATEGIC ALLOCATION PROGRAM FOR
  CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017................ F-1



                                       2

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                                    GLOSSARY
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We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other's primary Beneficiary.

COMPANY - Refers to American General Life Insurance Company ("AGL"). The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUATION CONTRIBUTION - An amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon spousal continuation.


CONTINUING SPOUSE - Spouse of original contract Owner at the time of death who elects to continue the contract after the death of the original contract Owner.


FEEDER FUNDS - Each of the following Feeder Funds invests exclusively in shares of a corresponding Master Fund: American Funds Global Growth SAST, American Funds Growth SAST, and American Funds Growth-Income SAST Variable Portfolios.

FIXED ACCOUNT - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.

FUND-OF-FUNDS - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds. Each Managed Allocation Portfolio is structured as a Fund-of-Funds, investing its assets in a combination of Variable Portfolios.

GENERAL ACCOUNT - The Company's account, which includes any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios.

GOOD ORDER - Fully and accurately completed forms, which are valid, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - The first NYSE business day of the month following your 95th birthday or tenth contract anniversary, whichever is later.


MARKET CLOSE - The close of the New York Stock Exchange on business days, excluding holidays, usually at 1:00 p.m. Pacific Time.


MASTER FUNDS - Funds of the American Funds Insurance Series in which the Feeder Funds invest.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange.

OWNER - The person or entity (if a non-natural Owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Seasons Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's General Account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.

TRUSTS - Collectively refers to the Fidelity(R) Variable Insurance Products Trust, Seasons Series Trust, SunAmerica Series Trust and T. Rowe Price Equity Series, Inc.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - Refers to the Premier Portfolios, Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios, which are subaccounts of the Separate Account, invest in the Underlying Funds of the Seasons Series Trust, SunAmerica Series Trust, Fidelity(R) Variable Insurance Products Trust and T. Rowe Price Equity Series, Inc.


                                       3

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                                   HIGHLIGHTS
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The Seasons SelectII Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts, if available. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to help provide for your retirement.

This variable annuity contract may provide you with Payment Enhancements that are invested in your contract as earnings.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever longer period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request minus any applicable Payment Enhancement, if you elected Seasons Rewards. The contract value refunded may be more or less than your original Purchase Payments. However, you receive any gain and we bear any loss on any applicable Payment Enhancement. If your contract was issued as an IRA or if required by certain states, we will return the greater of your original Purchase Payment(s) or the contract value minus any applicable Payment Enhancements. We will return your original Purchase Payments if required by law. PLEASE SEE PURCHASING A SEASONS SELECTII VARIABLE ANNUITY AND FREE LOOK IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of up to 0.25% (0.15% if you purchased your contract prior to November 17, 2003). If you elect optional features available under the contract, we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. Your contract provides for a free withdrawal amount each year. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years or nine complete years if you elected the Seasons Rewards Program, withdrawal charges no longer apply to that Purchase Payment. PLEASE SEE FEE TABLE, PURCHASING A SEASONS SELECTII VARIABLE ANNUITY, FREE WITHDRAWAL AMOUNT AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may have elected one of the optional living benefits that were available under your contract for an additional fee. These living benefits were designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live.

You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the allowable amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable.

DEATH BENEFIT: A standard death benefit is available and in addition, an optional death benefit is available for an additional fee. These benefits are payable to your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.aig.com/annuities). PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

ALL MATERIAL STATE VARIATIONS ARE DESCRIBED IN APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.


                                       4


THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS THAT DO NOT OFFER THE SEASONS REWARDS PROGRAM. ELECTING THE SEASONS REWARDS PROGRAM DOES NOT RESULT IN HIGHER SEPARATE ACCOUNT CHARGES. HOWEVER, A CONTRACT WITHOUT THE SEASONS REWARDS PROGRAM HAS A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISORS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.


                                       5

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                                   FEE TABLE
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THE FOLLOWING INFORMATION DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE MAXIMUM OWNER TRANSACTION EXPENSES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS.


MAXIMUM OWNER TRANSACTION EXPENSES


MAXIMUM WITHDRAWAL CHARGES
(AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)..... 9%

TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.


PREMIUM TAX(2)..... 3.5%

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.


CONTRACT MAINTENANCE FEE(3)........ $35 per year

SEPARATE ACCOUNT CHARGES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)


  Separate Account Fee(4)........................... 1.40%
  Optional Combination HV & Roll-Up Death Benefit
     Fee............................................ 0.65%
  Optional Enhanced Death Benefit Fee............... 0.15%
  Optional EstatePlus Fee(5)........................ 0.25%
                                                     ----
  MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES(6)....... 2.05%
                                                     ====

ADDITIONAL OPTIONAL FEATURE FEES

You may have elected one of the following optional living benefits below, each of which are guaranteed minimum withdrawal benefits:


OPTIONAL MARKETLOCK INCOME PLUS FEE
(calculated as a percentage of the Income Base)(7)


NUMBER OF COVERED PERSONS       ANNUALIZED FEE
------------------------------ ---------------
  For One Covered Person......      1.10%
  For Two Covered Persons.....      1.35%

OPTIONAL MARKETLOCK FOR LIFE PLUS FEE
(calculated as a percentage of the Income Base)(7)


NUMBER OF COVERED PERSONS       ANNUALIZED FEE
------------------------------ ---------------
  For One Covered Person......      0.95%
  For Two Covered Persons.....      1.25%

OPTIONAL MARKETLOCK FOR LIFE FEE
(calculated as a percentage of the Income Base)(8)


NUMBER OF COVERED PERSONS       ANNUALIZED FEE
------------------------------ ---------------
  For One Covered Person......      0.70%
  For Two Covered Persons.....      0.95%

OPTIONAL MARKETLOCK FEE
(calculated as a percentage of the MAV Benefit Base)(9)


                                                    ANNUALIZED FEE
                                                   ---------------
  All years in which the feature is in effect.....      0.65%

OPTIONAL MARKETLOCK FOR TWO FEE
(calculated as a percentage of the MAV Benefit Base)(9)


ALL YEARS IN WHICH THE FEATURE IS IN EFFECT     ANNUALIZED FEE
---------------------------------------------- ---------------
  Prior to Any Withdrawal.....................      0.40%
  After the First Withdrawal..................      0.80%

OPTIONAL SEASONS INCOME REWARDS FEE
(calculated as a percentage of the Withdrawal Benefit Base)(10)


CONTRACT YEAR     ANNUALIZED FEE
---------------- ---------------
  0-7...........      0.65%
  8-10..........      0.45%
  11+...........      none

OPTIONAL SEASONS PROMISE FEE
(calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date)(11)


CONTRACT YEAR     ANNUALIZED FEE
---------------- ---------------
  0-7...........      0.50%
  8-10..........      0.25%
  11+...........      none



OPTIONAL INCOME PROTECTOR FEE
(calculated as a percentage of your Income
  Benefit Base)(12).......................... 0.10%

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

(AS OF DECEMBER 31, 2016)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES (INCLUDING MASTER FUND AND FUND-OF-FUNDS EXPENSES, IF APPLICABLE) CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS, THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES     MINIMUM(13)   MAXIMUM(13)
-------------------------------------------- ------------- ------------
(expenses that are deducted from
Underlying Fund assets, including
management fees, other expenses and
12b-1 fees, if applicable)..................    0.66%         1.79%



                                       6


FOOTNOTES TO THE FEE TABLE:

 1 Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 or 9 years depending on whether you elected Seasons Rewards, as follows:


YEARS SINCE RECEIPT:..........   1    2    3    4    5    6    7    8    9   10+
  Without Seasons Rewards..... 7%   6%   6%   5%   4%   3%   2%   0%   0%    0%
  With Seasons Rewards........ 9%   8%   7%   6%   6%   5%   4%   3%   2%    0%

     Your contract provides for a free withdrawal amount each year. PLEASE SEE FREE WITHDRAWAL AMOUNT BELOW.

 2 If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Income Phase. Please see PREMIUM TAX and APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.

 3 The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more. PLEASE SEE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.

 4 If you do not elect any optional features, your total separate account annual expenses would be 1.40%. If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS BELOW.

 5 EstatePlus is an optional earnings enhancement death benefit. EstatePlus can only be elected if the optional Maximum Anniversary Value or Purchase Payment Accumulation death benefit is also elected. This feature is not available on contracts issued in Washington.

 6 The Combination HV & Roll-Up death benefit is not available on contracts issued in Washington. You cannot elect the Combination HV & Roll-Up death benefit if you elect the Maximum Anniversary Value, Purchase Payment Accumulation and EstatePlus death benefits and/or a living benefit. Therefore, the Maximum Separate Account Annual Expenses of 2.05% reflects election of the Combination HV & Roll-Up death benefit only.

 7 MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal benefits. The annual fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For contracts issued between May 1, 2008 and April 30, 2009, the fee for MARKETLOCK INCOME PLUS is as follows: 0.95% for one covered person and 1.20% for two covered persons. For contracts issued prior to May 1, 2009, the fee for MARKETLOCK FOR LIFE PLUS +6% OPTION is as follows: 0.65% for one covered person and 0.90% for two covered persons and the fee for MARKETLOCK FOR LIFE PLUS +7% OPTION is as follows: 0.75% for one covered person and 1.00% for two covered persons. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below.

 8 MarketLock For Life is an optional guaranteed minimum withdrawal benefit.
   The annual fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below.

 9 MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits. The annual fee is calculated as a percentage of the MAV Benefit Base which determines the basis of the guaranteed benefit. The applicable annualized fee is deducted from your contract value at the end of the first quarter following the election and quarterly thereafter. For a complete description of how the MAV Benefit Base is calculated, please see OPTIONAL LIVING BENEFITS below.

 10 Seasons Income Rewards is an optional guaranteed minimum withdrawal benefit. The annual fee is calculated as a percentage of the Withdrawal Benefit Base which determines the basis for the guaranteed benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.

 11 Seasons Promise is an optional guaranteed minimum accumulation benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For contracts issued between February 10, 2003 and April 30, 2004, the fee is as follows: 0.45% for Years 0-7, 0.15% for Years 8-10, no fee for Years 11+. For contracts issued between September 30, 2002 and February 7, 2003, the fee is as follows: 0.35% for Years 0-7, 0.10% for Years 8-10, no fee for Years 11+. For a complete description of how the fee is calculated, please see
   OPTIONAL LIVING BENEFITS below.

 12 Income Protector is an optional guaranteed minimum income benefit. The fee is deducted annually from your contract value. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.


 13 The maximum expense is for an American Funds SAST Master-Feeder Underlying
   Fund, as of its fiscal year ended December 31, 2016. SAAMCo has entered into a contractual agreement with SunAmerica Series Trust under which it will waive 0.70% of its advisory fee for such time as the Underlying Fund is operated as a Feeder Fund. If the fee waiver was reflected in the maximum expense, the expense would be 1.09%. This fee waiver will continue as long as the Underlying Fund is part of a Master-Feeder structure unless the Board of SunAmerica Series Trust approves a change in or elimination of the waiver. The minimum expense is for an Underlying Fund of Fidelity Variable Insurance Products Trust as of its fiscal year ended December 31, 2016.



                                       7

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                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
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These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be the amounts set forth in the tables below.




MAXIMUM EXPENSE EXAMPLES

(assuming separate account annual expenses of 1.80%, (including election of Seasons Rewards, the optional Maximum Anniversary Value death benefit and EstatePlus), the optional MarketLock Income Plus feature (1.35%) and investment in an Underlying Fund with total expenses of 1.79%*)


(1)   If you surrender your contract at the end of the applicable time period:



   1 YEAR      3 YEARS     5 YEARS     10 YEARS
-----------   ---------   ---------   ---------
  $1,399      $2,197      $3,096      $4,992


(2) If you do not surrender or if you annuitize your contract at the end of the applicable time period:



 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $499     $1,497      $2,496      $4,992



MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 1.40%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.66%)





(1)   If you surrender your contract at the end of the applicable time period:



 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $914     $1,261      $1,534      $2,441


(2) If you do not surrender or if you annuitize your contract at the end of the applicable time period:



 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $214     $661        $1,134      $2,441



EXPLANATION OF EXPENSE EXAMPLES



1. The Maximum Expense Examples reflect the highest possible combination of charges. The purpose of the Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values of $50,000 or more. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the MarketLock Income Plus fee, equals contract value and that no withdrawals are taken during the stated period.

    In addition, depending on the state in which your contract was issued, your expenses may be lower.

4. Expense Examples with election of the Seasons Rewards program reflect the Seasons Rewards withdrawal charge schedule, but do not reflect any upfront Payment Enhancement.

5. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

6. The Maximum Expense Examples do not reflect election of the Combination HV & Roll-Up Death Benefit which would result in 2.05% maximum separate account charges because this death benefit cannot be elected with any optional living benefit.


* The 1 year Maximum Expense Example reflect the SunAmerica Series Trust 0.70% fee waiver.



THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.


                                       8

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                     THE SEASONS SELECTII VARIABLE ANNUITY
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When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     o Optional Living Benefit: If you elect an optional living benefit, the Company guarantees to provide a guaranteed income stream, with additional benefits under the feature you elect, in the event your contract value declines due to unfavorable investment performance and withdrawals within the feature's parameters.

     o Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     o Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     o Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other insurance features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you plan for your retirement. In the Accumulation Phase, it can help you build assets on a tax-deferred basis. In the Income Phase, it can provide you with guaranteed income through annuity income payments. Alternatively, you may elect an optional living benefit that is designed to help you create a guaranteed income stream that may last as long as you live.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to an available Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

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                         PURCHASING A SEASONS SELECTII

                                VARIABLE ANNUITY
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An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.


                                                               MINIMUM
                                                 MINIMUM      AUTOMATIC
                           MINIMUM INITIAL     SUBSEQUENT     SUBSEQUENT
                               PURCHASE         PURCHASE       PURCHASE
                               PAYMENT           PAYMENT       PAYMENT
        Qualified         $2,000              $500           $100
      Non-Qualified       $5,000              $500           $100

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100 if you have not elected a Living Benefit feature. We will not accept subsequent Purchase Payments from contract Owners age 86 or older. We will not accept subsequent Purchase Payments on or after the fifth contract anniversary if you have elected a Living Benefit feature.


We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural Owner, we reserve the right to require prior Company approval to accept any Purchase Payment. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same Owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.



                                       9



NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

Various considerations may apply with respect to non-natural ownership of this contract including but not limited to estate planning, tax consequences and the propriety of this contract as an investment consistent with a non-natural Owner's organizational documentation. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.


MAXIMUM ISSUE AGE


We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract Owners age 86 or older. We will not accept subsequent Purchase Payments on or after the 5th contract anniversary if you have elected a Living Benefit feature. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. PLEASE SEE TAXES BELOW. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.



TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.


JOINT OWNERSHIP

We allow this contract to be jointly owned by spouses (as determined for federal tax law purposes). The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. There are also states that require us to issue the contract to non-spousal joint Owners. However, non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract. Therefore, the ability of such non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefit(s), if applicable, that guarantee withdrawals over two lifetimes may be limited.


ASSIGNMENT OF THE CONTRACT/CHANGE OF OWNERSHIP

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is processed by us at our Annuity Service Center and you have received confirmation. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize any assignment if it changes the risk profile of the owner of the contract, as determined in our sole discretion, if no Insurable Interest exists or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.


ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that is not deemed our agent, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two NYSE business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payment as


                                       10



of the date such Purchase Payment is priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within five NYSE business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:

American General Life Insurance Company
Annuity Service Center
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

American General Life Insurance Company
Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.


SEASONS REWARDS PROGRAM

If you were age 80 or younger at the time your contract was issued you may have elected to participate in this program at contract issue. We contribute an upfront Payment Enhancement and, if available, a deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elected to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. PLEASE SEE EXPENSES BELOW. These withdrawal charges may offset the value of any Payment Enhancement, if you make an early withdrawal. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Seasons Rewards program may not perform as well as the contract without the program.

Purchase Payments may not be invested in dollar cost averaging Fixed Accounts if you participate in the Seasons Rewards program. However, you may use other Fixed Account options, if available, for dollar cost averaging. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW.


SEASONS REWARDS ENHANCEMENT LEVELS

Each enhancement level is a range of dollar amounts, which may correspond to different enhancement rates and dates. The enhancement level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your enhancement level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment. Enhancement levels may change from time to time, at our sole discretion.


UPFRONT PAYMENT ENHANCEMENT

An upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an upfront Payment Enhancement amount as a percentage of each Purchase Payment. We refer to this percentage amount as the upfront Payment Enhancement Rate. We periodically review and establish the upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable upfront Payment Enhancement Rate is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment under your contract. The upfront Payment Enhancement amounts are allocated among Variable Portfolios and available Fixed Accounts according to the current allocation instructions on file when we receive each Purchase Payment.


DEFERRED PAYMENT ENHANCEMENT

A deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "deferred Payment Enhancement date"). We calculate a deferred Payment Enhancement amount, if applicable, as a percentage of each Purchase Payments received at the time we receive the Purchase Payment. We refer to this percentage amount as the deferred Payment Enhancement Rate. We periodically review and establish the deferred Payment Enhancement Rates and deferred Payment Enhancement dates. The deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us at any time. The deferred Payment Enhancement date, if applicable, may change at any time. The applicable deferred Payment Enhancement date and deferred Payment Enhancement Rate are those which may be in effect for the


                                       11



applicable enhancement level at the time when we receive each Purchase Payment. Any applicable deferred Payment Enhancement, when credited, is allocated to a money market or similar portfolio.

If you withdraw any portion of a Purchase Payment, to which a deferred Payment Enhancement applies, prior to the deferred Payment Enhancement date, we reduce the amount of the corresponding deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of determining the deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

We will not allocate any applicable deferred Payment Enhancement, if any, to your contract if the following circumstances occur prior to the deferred Payment Enhancement date:

     o     You surrender your contract;

     o     A death benefit is paid on your contract;

     o     You switch to the Income Phase of your contract; or

     o     You fully withdraw the corresponding Purchase Payment.


90 DAY WINDOW

As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an enhancement level which, as of the date we issued your contract, would have provided for a higher upfront and/or deferred Payment Enhancement rate on each Purchase Payment, you will get the benefit of the enhancement rate(s) that were applicable to that higher enhancement level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable upfront and/or deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable upfront Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to a money market or similar portfolio, for a deferred Look Back Adjustment.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement date applicable to all Purchase Payments as of the date of this prospectus are:


                        UPFRONT PAYMENT     DEFERRED PAYMENT
ENHANCEMENT LEVEL      ENHANCEMENT RATE     ENHANCEMENT RATE
 Under $500,000              4%                   0%
 $500,000 - more             5%                   0%

We are currently not offering a Deferred Payment Enhancement Rate.


We reserve the right to modify, suspend or terminate the Seasons Rewards program at any time for existing contracts and for subsequent Purchase Payments.



ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next NYSE business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We determine the value of each Accumulation Unit at the close of the NYSE every NYSE business day, by multiplying the Accumulation Unit value for the immediately preceding NYSE business day by a factor for the current NYSE business day. The factor is determined by:

     1. dividing the net asset value per share of the Underlying Fund at the end of the current NYSE business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous NYSE business day; and

     2.   multiplying it by one minus all applicable daily asset based charges.

We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, if applicable, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE (CONTRACTS WITHOUT SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at


                                       12



     Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.


     EXAMPLE (CONTRACTS WITH SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. If the Payment Enhancement is 2% of your Purchase Payment, we would add a Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.


FREE LOOK

You may cancel your contract within ten days after receiving it. Your state may require a longer free look period. We call this a "free look." Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center minus the Free Look Payment Enhancement Deduction, if applicable. If you elect the Seasons Rewards feature, the Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.


If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. With respect to these contracts, we reserve the right to put your money and the Payment Enhancement, if you elected the Seasons Rewards feature, in a money market or similar portfolio during the free look period and will allocate your money and the Payment Enhancement according to your instructions at the end of the applicable free look period.



EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.


IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

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                               INVESTMENT OPTIONS
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VARIABLE PORTFOLIOS


The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts we offer.

The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


                                       13




We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract Owners.


From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio's prior name.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.


     FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES

     The following Variable Portfolios are part of the Fidelity Variable Insurance Products: Fidelity VIP Equity-Income, Fidelity VIP
     Contrafund(R), Fidelity VIP Mid Cap, Fidelity VIP Overseas and Fidelity VIP Investment Grade Bond. Fidelity Management and Research Company is the investment adviser for these funds.


     T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES

     The following Variable Portfolios are part of the T. Rowe Price Equity Series, Inc. Trust: T. Rowe Price Blue Chip Growth II and T. Rowe Price Equity Income II. T. Rowe Price Associates, Inc. is the investment adviser for this Trust.

     SAAMCO MANAGED TRUSTS

     We offer Underlying Funds of the Seasons Series Trust and SunAmerica Series Trust (the "SAAMCo Managed Trusts") at least in part because they are managed by SunAmerica Asset Management, LLC ("SAAMCo" or the "Adviser"), an affiliate of the Company. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.


     SEASONS SERIES TRUST -- CLASS 3 SHARES

     The Focused Portfolios, Managed Allocation Portfolios and Seasons Strategies listed below are part of Seasons Series Trust. The Select Portfolios listed below, with the exception of the Ultra Short Bond Portfolio, are also part of Seasons Series Trust. SAAMCo manages this Trust and engages subadvisers to provide investment advice for certain of the Underlying Funds.

     Special note should be taken of the similarities and differences between the Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. The Managed Allocation Portfolios are Fund-of-Funds; a professional manager actively manages the Managed Allocation Portfolios' investments in certain Underlying Funds of the Seasons Series Trust. The Seasons Strategies are not Fund-of-Funds and are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read the descriptions of each alternative carefully for more details.

     If you purchased your contract prior to November 17, 2003, Class 2 Shares of certain Underlying Funds of Seasons Series Trust were offered in your contract. PLEASE SEE APPENDIX A BELOW FOR DETAILS.


     If you purchased your contract prior to November 17, 2003, Class 2 Shares of certain Underlying Funds of SunAmerica Series Trust were offered in your contract. PLEASE SEE APPENDIX A BELOW FOR DETAILS.


     SUNAMERICA SERIES TRUST -- CLASS 3 SHARES



            ULTRA SHORT BOND PORTFOLIO

            SAAMCo is the investment advisor of the Ultra Short Bond Portfolio.


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            MASTER-FEEDER FUNDS

            The following Variable Portfolios are part of SunAmerica Series
            Trust: American Funds Global Growth SAST, American Funds Growth SAST and American Funds Growth-Income SAST. These Underlying Funds have a Master-Feeder structure. Capital Research and Management Company is the investment advisor of the Master Funds in which the Feeder Funds invest. SAAMCo manages the Feeder Funds.

            Unlike other Underlying Funds, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund of American Funds Insurance Series ("AFIS"), which invests directly in individual securities.

            Under the Master-Feeder structure, you pay the fees and expenses of both the Feeder Fund and the Master Fund. As a result, you will pay higher fees and expenses under a Master-Feeder structure than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. We offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses than the Master-Feeder Funds.

            Each Feeder Fund may withdraw all its assets from a Master Fund if the Board of Directors ("Board") of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so. If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved SAAMCo as investment advisor to the Feeder Fund, SAAMCo would be fully compensated for its portfolio management services. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION for more discussion of the Master-Feeder structure.


            SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO AND SUNAMERICA DYNAMIC STRATEGY PORTFOLIO

            SAST also offers the SunAmerica Dynamic Allocation Portfolio (the "Dynamic Allocation Portfolio") and the SunAmerica Dynamic Strategy Portfolio ("Dynamic Strategy Portfolio"). SAAMCo is the investment advisor of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. AllianceBernstein L.P. is the subadvisor (the "Subadvisor") of a component of each of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each invest part of their assets as a Fund-of-Funds that in turn invest in Underlying Funds of the SAAMCo Managed Trusts.

            The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each have a managed volatility strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the contract. In addition, the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio may enable the Company to more efficiently manage its financial risks associated with guarantees like the living and death benefits, due in part to a formula developed by the Company and provided by SAAMCo to the Subadvisor. The formula used by the Subadvisor may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the investment advisor and the Portfolio's Board of Trustees, including a majority of the Independent Trustees. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.


PREMIER PORTFOLIOS

The Premier Portfolios reflect the investment expertise of one or more investment managers and offer a broad range of investment categories.


SELECT PORTFOLIOS

The Select Portfolios each have a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio, with the exception of the Ultra Short Bond Portfolio, invests in an Underlying Fund of the Seasons Series Trust. Except for the Ultra Short Bond Portfolio and the Real Return Variable Portfolio, each Select Portfolio is managed by multiple managers. One component of each Select Portfolio, with the exception of the Real Return Variable Portfolio, invests in a passively managed component that tracks a particular target index or subset of an index. The passively managed component of each Select Portfolio is intended to balance some of the risks associated with an actively traded portfolio. Please see the Seasons Series Trust prospectus for additional information regarding the management of the Select Portfolios.


FOCUSED PORTFOLIOS

Each Focused Portfolio offers you a manager who advises a separate portion of the Focused Portfolio. The manager actively selects a limited number of stocks that represent its best stock selection. This approach to investing results in a


                                       15



more concentrated portfolio, which will be less diversified than other Variable Portfolios, and may be subject to greater market risks.


MANAGED ALLOCATION PORTFOLIOS

Each Managed Allocation Portfolio has a different investment goal and is structured as a Fund-of-Funds, investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A Fund-of-Funds generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

Each Managed Allocation Portfolio is managed by SunAmerica Asset Management, LLC ("SAAMCo"). SAAMCo creates a target allocation annually for each Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Managed Allocation Portfolio should invest in its Underlying Funds. Due to market movements, portfolio management decisions or cash flow considerations, SAAMCo may determine that a Managed Allocation Portfolio's investments in its Underlying Funds require adjustments in order to meet its target allocation. Generally, SAAMCo will manage the investments among the Underlying Funds for each Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.

This approach allows the Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by SAAMCo.

The four Managed Allocation Portfolios' objectives and investment strategies are:


MANAGED
ALLOCATION
PORTFOLIOS      OBJECTIVE             INVESTMENT STRATEGY
 Allocation     Long-term capital     Invests primarily in equity-based
 Growth         appreciation          portfolios. Designed to provide higher
                                      growth potential, while maintaining
                                      risk at a reasonable level.
 Allocation     Long-term capital     Focuses on equity investing to help
 Moderate       appreciation          maximize growth potential, but also
 Growth                               invests a portion of its assets in the
                                      bond market for income.
 Allocation     Long-term capital     Combines equity investing with
 Moderate       appreciation and      increased exposure to fixed income
                moderate current      investing. Designed for investors who
                income                want growth, but who are also
                                      seeking a moderate level of income.
 Allocation     Long-term capital     Offers the greatest exposure to fixed
 Balanced       appreciation and      income. Designed for investors who
                income                need greater balance of growth
                                      potential and current income.

If you invest in a Managed Allocation Portfolio, you pay the expenses of the Managed Allocation Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Funds in which the Managed Allocation Portfolio invests. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure.


SEASONS STRATEGIES

Each Seasons Strategy has a different investment objective and is a Variable Portfolio of the Separate Account that invests in three Underlying Funds of Seasons Series Trust. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy. The Seasons Strategies are designed utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The three Underlying Funds in which a Seasons Strategy can invest are detailed in the pie chart on the following page. The Underlying Funds comprising the Seasons Strategies may only be purchased by the Seasons Strategies.

The Seasons Strategies use an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy do not change for the life of the contract. Please see the Seasons Series Trust prospectus which describes in detail the Underlying Funds that comprise each Seasons Strategy.


SEASONS STRATEGY REBALANCING

Each quarter a rebalancing occurs among the Underlying Funds of the Season Strategies to realign each Seasons Strategy with its distinct percentage investment detailed below. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate the asset allocation mix for each Seasons Strategy and the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.

Before the end of each quarter (or as close to such date as is administratively practicable), your money will be allocated among the various Underlying Funds according to the percentages set forth on the next page. Additionally, within each Multi-Managed Portfolio, as identified below, your investment will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.



                                       16

                                GROWTH STRATEGY
     GOAL: Long-term growth of capital, allocating its assets primarily to stocks. This Seasons Strategy may be best suited for those with longer periods to invest.


            Target Asset Allocation:
     Stocks 80%            Bonds 15%     Cash 5%


 [seasons-select_pie1]

                            BALANCED GROWTH STRATEGY
     GOAL: Focuses on conservation of principal by investing in a more balanced weighting of stocks and bonds, with a secondary objective of seeking a high total return. This Seasons Strategy may be best suited for those approaching retirement and with less tolerance for investment risk.


            Target Asset Allocation:
     Stocks 55%            Bonds 40%     Cash 5%


 [seasons-select_pie3]


                            MODERATE GROWTH STRATEGY
     GOAL: Growth of capital through investments in equities, with a secondary objective of conservation of principal by allocating more of its assets to bonds than the Growth Strategy. This Seasons Strategy may be best suited for those nearing retirement years but still earning income.


            Target Asset Allocation:
     Stocks 70%            Bonds 25%     Cash 5%


 [seasons-select_pie2]

                          CONSERVATIVE GROWTH STRATEGY
     GOAL: Capital preservation while maintaining some potential for growth over the long term. This Seasons Strategy may be best suited for those with lower investment risk tolerance.


            Target Asset Allocation:
     Stocks 42%            Bonds 53%     Cash 5%


 [seasons-select_pie4]


                                       17

INVESTMENT OPTIONS

Each Variable Portfolio and its respective managers are:



PREMIER PORTFOLIOS                        MANAGED BY:
AMERICAN FUNDS GLOBAL GROWTH SAST         Capital Research and Management Company
AMERICAN FUNDS GROWTH SAST                Capital Research and Management Company
AMERICAN FUNDS GROWTH-INCOME SAST         Capital Research and Management Company
FIDELITY VIP CONTRAFUND(R)*               Fidelity Management and Research Company
FIDELITY VIP EQUITY-INCOME                Fidelity Management and Research Company
FIDELITY VIP INVESTMENT GRADE BOND        Fidelity Management and Research Company
FIDELITY VIP MID CAP                      Fidelity Management and Research Company
FIDELITY VIP OVERSEAS                     Fidelity Management and Research Company
SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO   SunAmerica Asset Management, LLC ("SAAMCo") and AllianceBernstein L.P.
SUNAMERICA DYNAMIC STRATEGY PORTFOLIO     SAAMCo and AllianceBernstein L.P.
T. ROWE PRICE BLUE CHIP GROWTH II         T. Rowe Price Associates, Inc. ("T. Rowe Price")
T. ROWE PRICE EQUITY INCOME II            T. Rowe Price
SELECT PORTFOLIOS                         MULTI-MANAGED BY:
LARGE CAP GROWTH                          Goldman Sachs Asset Management, L.P., Janus Capital Management ("Janus"), LLC and
                                          SAAMCo
LARGE CAP VALUE                           American Century Investment Management Inc., Wellington Management Company LLP and
                                          SAAMCo
MID CAP GROWTH                            T. Rowe Price, Wellington and SAAMCo
MID CAP VALUE                             T. Rowe Price, Massachusetts Financial Services Company and SAAMCo
SMALL CAP                                 PNC Capital Advisors, LLC, J.P. Morgan Investment Management Inc. and SAAMCo
INTERNATIONAL EQUITY                      Schroder Investment Management North America Inc., T. Rowe Price and SAAMCo
DIVERSIFIED FIXED INCOME                  Wellington and PineBridge
REAL RETURN                               Wellington
ULTRA SHORT BOND                          Dimensional Fund Advisors LP
FOCUSED PORTFOLIOS                        MULTI-MANAGED BY:
SA COLUMBIA FOCUSED GROWTH                Columbia Management Investment Advisers, LLC
SA COLUMBIA FOCUSED VALUE                 Columbia Management Investment Advisers, LLC
MANAGED ALLOCATION PORTFOLIOS             MANAGED BY:
ALLOCATION GROWTH                         SAAMCo
ALLOCATION MODERATE GROWTH                SAAMCo
ALLOCATION MODERATE                       SAAMCo
ALLOCATION BALANCED                       SAAMCo
SEASONS STRATEGIES                        MULTI-MANAGED BY:
                                          JPMorgan, Janus, Lord Abbett, Putnam Investment Management, LLC ("Putnam"), T. Rowe
                                          Price, PineBridge and Wellington
GROWTH STRATEGY                           (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and
                                          Multi-Managed Growth Portfolio)
MODERATE GROWTH STRATEGY                  (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and
                                          Multi-Managed Moderate Growth Portfolio)
BALANCED GROWTH STRATEGY                  (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and
                                          Multi-Managed Income/Equity Portfolio)
CONSERVATIVE GROWTH STRATEGY              (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and
                                          Multi-Managed Income Portfolio)


* Fidelity VIP Contrafund is an equity fund seeking long-term capital appreciation.

YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN A COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT
(800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.AIG.COM/GETPROSPECTUS. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.


                                       18




EFFECTIVE FEBRUARY 6, 2017, THE STRATEGIC ALLOCATION PROGRAM IS NO LONGER OFFERED. If you are currently invested in a Strategic Allocation, please see the STRATEGIC ALLOCATION PROGRAM FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017 APPENDIX for more information.



SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS


We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract Owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.



FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     o Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     o Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     o Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.


DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600, for the 12-month DCA Fixed Account ("1-Year DCA Fixed Account") is $1,200 and the 24-month DCA Fixed Account ("2-Year DCA Fixed Account") is $2,400. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instructions on file. The 6-month, 1-Year and 2-Year DCA Fixed Accounts may not be available in your state. Please check with your financial representative for availability.

Purchase Payments may not be invested in DCA Fixed Accounts if you elect the Seasons Rewards program.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA Program. PLEASE SEE


                                       19



DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.


DOLLAR COST AVERAGING PROGRAM

The DCA Program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Fixed Accounts are not available as target accounts for the DCA Program. Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA Program is $100 per transaction, regardless of the source account. Transfers resulting from your participation in the DCA Program are not counted towards the number of free transfers per contract year.

The DCA Fixed Accounts only accept initial and subsequent Purchase Payments because they are offered as source accounts exclusively to facilitate the DCA Program for a specified time period. You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA Program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target account allocations on the same day of the month as the initial active DCA Program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA Program at any time. If you terminate the DCA Program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file. Upon notification of your death, we will terminate the DCA Program unless your Beneficiary instructs us otherwise and we will transfer the remaining money according to the current allocation instructions on file.

The DCA Program is designed to lessen the impact of market fluctuations on your investment. However, the DCA Program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA Program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.


     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA Program and purchase Accumulation Units at the following values:


 MONTH     ACCUMULATION UNIT VALUE     UNITS PURCHASED
   1                $ 7.50                   100
   2                $ 5.00                   150
   3                $10.00                    75
   4                $ 7.50                   100
   5                $ 5.00                   150
   6                $ 7.50                   100

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY TIME AND WE WILL PROVIDE YOU NOTICE AT LEAST 30 DAYS PRIOR TO MODIFICATION, SUSPENSION OR TERMINATION OF THE DCA PROGRAM. IN THE EVENT OF SUSPENSION OR TERMINATION OF THE DCA PROGRAM, WE WILL TRANSFER THE REMAINING MONEY ACCORDING TO YOUR CURRENT DCA TARGET ALLOCATIONS ON FILE.


TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts, subject to the Company's and the Underlying Funds' short term trading policies, by telephone (800) 445-7862, through the Company's website (www.aig.com/annuities), by United States Postal Service first-class mail ("U.S. Mail") addressed to our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570 or by facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service


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Center. When receiving instructions over the telephone or the internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer's, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time and we will notify you prior to exercising the right of suspension. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next NYSE business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers in any contract year. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not counted towards the number of free transfers per contract year.


SHORT-TERM TRADING POLICIES


We do not want to issue this variable annuity contract to contract Owners engaged in frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract Owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or
(3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.


We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by U.S. Mail for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").


For example, if you made a transfer on August 17, 2017 and within the previous twelve months (from August 18, 2016 forward) you made 15 transfers including the August 17th transfer, then all transfers made for twelve months after August 17, 2017 must be submitted by U.S. Mail (from August 18, 2017 through August 17, 2018).


We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.


We apply the Standard U.S. Mail Policy uniformly and consistently to all contract Owners except for omnibus group contracts as described below.


We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size,


                                       21



manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request; (4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1)    the number of transfers made in a defined period;

     (2)    the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.


Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract Owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract Owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract Owners utilizing third party trading services/strategies performing asset allocation services for a number of contract Owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.


Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.


UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Underlying Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the SEC, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as


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other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term Trading, there may be a negative impact to the Owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from Owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.



TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.


AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer which will replace any previous rebalancing instructions you may have provided ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you elect an optional living benefit with investment requirements, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

Upon notification of your death, we will terminate the Automatic Asset Rebalancing Program unless your Beneficiary instructs us otherwise. However, automatic asset rebalancing will continue if it is a requirement of an optional living benefit that remains in effect pursuant to your Spousal Beneficiary's election of Spousal Continuation.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME AND WE WILL NOTIFY YOU PRIOR TO EXERCISING THAT RIGHT. IN THE EVENT OF MODIFICATION, WE WILL ADMINISTER THE PROGRAM ACCORDING TO THE PARAMETERS OF THE MODIFICATION. IN THE EVENT OF SUSPENSION OR TERMINATION OF THE PROGRAM, WE WILL NO LONGER ADMINISTER THE PROGRAM AND YOUR INVESTMENTS WILL NO LONGER BE REBALANCED.


RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts and available for no additional charge, allocates your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.


     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.


VOTING RIGHTS


The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. As a result of this proportionate voting, the vote of a small number of contract Owners can determine the outcome of a vote. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.


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                              ACCESS TO YOUR MONEY
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You can access money in your contract by making a systematic, partial, or total withdrawal (surrender), and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request


                                       23



for withdrawal is received after Market Close, the request will be priced as of the next NYSE business day.

We deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period.

If you have elected an optional Living Benefit and you take the Maximum Annual Withdrawal Amount, you may still take an additional amount under the Free Withdrawal provision without incurring a withdrawal charge. However, the additional amount of the Withdrawal that exceeds the Maximum Annual Withdrawal Amount that may be considered a Free Withdrawal will be treated as an Excess Withdrawal for purposes of calculating your Income Base, Income Credit Base and future income payments. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


FREE WITHDRAWAL AMOUNT

Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge at the time of the withdrawal if it is taken during the withdrawal charge period. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals and withdrawal charges. AS A RESULT, IF YOU FULLY SURRENDER YOUR CONTRACT IN THE FUTURE WHILE WITHDRAWAL CHARGES ARE STILL APPLICABLE, YOU WILL NOT RECEIVE THE BENEFIT OF ANY PREVIOUSLY WITHDRAWN FREE WITHDRAWALS OR ANY WITHDRAWALS SUBJECT TO MINIMUM DISTRIBUTION REQUIREMENTS UPON A FULL SURRENDER FOR THE PURPOSES OF CALCULATING THE WITHDRAWAL CHARGE.

Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule that are in excess of your free withdrawal amount will result in a withdrawal charge. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the annual free withdrawal amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty-free earnings" and "total invested amount."

Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     o Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     o Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, any remaining penalty-free withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, during the first contract year, your free withdrawal amount is the greatest of:

     (1)    your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or

     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.

If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, after the first contract year, your free withdrawal amount is the greatest of (1), (2) or (3) plus any portion of your total invested amount no longer subject to a withdrawal charge:

     (1)    your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge; or

     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.

If you do not elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, the provisions below describe your free withdrawal amount.

During the first contract year, your free withdrawal amount is the greater of:

     (1)    your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or

After the first contract year, your free withdrawal amount is the greater of
(1) or (2) plus any portion of your total invested amount no longer subject to a withdrawal charge:

     (1)    your penalty-free earnings; or

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     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge.

Amounts withdrawn free of a withdrawal charge under the 10% provision do not reduce the amount you invested for purposes of calculating the withdrawal charge and penalty-free earnings. As a result, if you surrender your contract in the future and withdrawal charges are still applicable, any previous free withdrawals under the 10% provision would then be subject to applicable withdrawal charges. We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

If you participate in the Seasons Rewards program, you will not receive any deferred Payment Enhancement if you fully withdraw a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement. PLEASE SEE SEASONS REWARDS PROGRAM ABOVE.

The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. PLEASE SEE EXPENSES BELOW. For the purpose of calculating the withdrawal charge if you are surrendering your contract, any prior free withdrawal amount in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:

     A=  Your contract value at the time of your request for withdrawal
         ($90,000)

     B= The amount of your Purchase Payments still subject to withdrawal charge ($100,000)

     C= The withdrawal charge percentage applicable to the age of each Purchase Payment (assuming 6% is the applicable percentage) [B x C=$6,000]

     D=  Your full contract value ($84,000) available for total withdrawal

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the minimum amount you can withdraw is $1,000. We require that the value left in any Variable Portfolio or available Fixed Account be at least $100 after the withdrawal, and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio, Fixed Account or DCA Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.


We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract Owners.


Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.


SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal Program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times, or withdrawals may be discontinued. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

Please contact our Annuity Service Center which can provide the necessary enrollment forms.


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Upon notification of your death, we will terminate the Systematic Withdrawal Program unless your Beneficiary instructs us otherwise.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME AND WE WILL NOTIFY YOU PRIOR TO EXERCISING THAT RIGHT.


NURSING HOME WAIVER


If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made during the confinement period while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders paid directly to the contract Owner, and not to a third party or other financial services company.


In order to use this waiver, you must submit with your withdrawal request to the Annuity Service Center, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60-day confinement requirement.


MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.


QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

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                            OPTIONAL LIVING BENEFITS
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None of the living benefits described below are currently available for election.

Effective January 15, 2016, if you have elected a living benefit feature, we will not accept subsequent Purchase Payments on or after the 5th contract anniversary from your contract issue date. You may not establish an automatic subsequent purchase payment plan with election of the living benefit, and any current payment plan has been terminated.

MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS

The MarketLock Income Plus living benefit may vary depending on when you purchased your contract, please see details below. The MarketLock For Life Plus living benefit may vary depending on the option you elected when you purchased your contract, please see details below.

MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal features, available for an additional fee. The features are designed to help you create a guaranteed income stream that may last as long as you live, or as long as you or your spouse live, even if the entire value of your contract has been reduced to zero, provided withdrawals taken are within the parameters of the feature elected. These features may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may not need to rely on the feature as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

MarketLock Income Plus and MarketLock For Life Plus offer guaranteed lifetime income plus the opportunity to lock in the greater of investment gains or an annual Income Credit (previously referred to as "Bonus").

These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The features guarantee that only certain Purchase Payments received during the contract's first five years are included in the Income Base (previously referred to as "Benefit Base").

Please remember that all withdrawals, including withdrawals taken under these features, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under these features will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if withdrawals taken are in excess of the Maximum Annual Withdrawal Amount, as defined below. The sum of withdrawals in any contract year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge.

In addition, any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered Excess Withdrawals, as defined below, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.


                                       26



These optional Living Benefits are designed for individuals and spouses. Thus, if a contract is owned by non-spousal joint Owners, Domestic Partners or Same-Sex Spouses who jointly own a contract and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.

You may have elected MarketLock Income Plus or any of the MarketLock For Life Plus options and you may have chosen to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under the features as the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect one of these features, Covered Persons must have met the age requirement. The age requirement varies depending on the type of contract you purchased, when the contract was issued(1) and the number of Covered Persons. The tables below provide the age requirements for the features.


IF YOU ELECTED ONE COVERED PERSON(1):


                                  COVERED PERSON
                                MINIMUM     MAXIMUM
                                  AGE       AGE(2)
           One Owner              45          80
         Joint Owners
    (based on the age of the
         older Owner)             45          80

IF YOU ELECTED TWO COVERED PERSONS(1):


                               COVERED PERSON #1      COVERED PERSON #2
                              MINIMUM     MAXIMUM     MINIMUM     MAXIMUM
                                AGE        AGE(2)       AGE       AGE(2)
       NON-QUALIFIED:
        Joint Owners            45          80          45          85
       NON-QUALIFIED:
       One Owner with
      Spousal Beneficiary       45          80          45        N/A(3)
         QUALIFIED:
       One Owner with
      Spousal Beneficiary       45          80          45        N/A(3)


(1) If you elected MarketLock For Life Plus +6% and you purchased your contract prior to November 19, 2007, references to age 45 above are replaced with age 50 and references to age 80 above are replaced with age 75. References to age 85 remain unchanged.

(2) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(3) The age requirement is based solely on the single Owner for purposes of issuing the contract with the feature. The spousal Beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.



How do MarketLock Income Plus and MarketLock For Life Plus work?

MarketLock Income Plus and MarketLock For Life Plus lock-in the greater of two values in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. Each consecutive one-year period starting from the Effective Date is considered a Benefit Year. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years if you elected MarketLock Income Plus, the first 5 years if you elected MarketLock For Life Plus on or after May 1, 2009 or the first 10 years if you elected MarketLock For Life Plus prior to May 1,
2009) following the Effective Date based on the greater of (1) the highest Anniversary Value, or (2) the Income Base increased by any available Income Credit, as defined below.

You may elect to extend the Income Base Evaluation Period and the Income Credit Period for additional periods. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" below.


Is there an additional guarantee if I delay taking withdrawals?

Yes, depending on which feature you elect and when you elected the feature, there is an additional guarantee if you delay taking withdrawals.

If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 and you do not take any withdrawals before the 12th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.

If you elected MarketLock Income Plus or MarketLock For Life Plus +7% prior to May 1, 2009 and you do not take any withdrawals before the 10th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% or your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.


What determines the maximum amount of withdrawals I can withdraw each year?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without reducing the Income Base and the Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the tables below and varies depending on the feature you elected and when your contract was issued.


                                       27



ONE COVERED PERSON -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER
5/1/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:


    AGE OF THE COVERED PERSON AT          MAXIMUM ANNUAL
      TIME OF FIRST WITHDRAWAL         WITHDRAWAL PERCENTAGE
        Prior to 65th birthday          4% of Income Base
      On or after 65th birthday         5% of Income Base

TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover two lives, the following is applicable:


 AGE OF THE YOUNGER COVERED PERSON OR
     SURVIVING COVERED PERSON AT            MAXIMUM ANNUAL
       TIME OF FIRST WITHDRAWAL          WITHDRAWAL PERCENTAGE
         Prior to 65th birthday           4% of Income Base
       On or after 65th birthday         4.75% of Income Base

ONE OR TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED BETWEEN 5/1/08 AND 4/30/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner. If there are two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the two Covered Persons.


    AGE OF THE COVERED PERSON AT          MAXIMUM ANNUAL
      TIME OF FIRST WITHDRAWAL         WITHDRAWAL PERCENTAGE
        Prior to 62nd birthday          4% of Income Base
      On or after 62nd birthday         5% of Income Base

ONE COVERED PERSON -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:


         AGE OF THE COVERED PERSON AT               MAXIMUM ANNUAL
           TIME OF FIRST WITHDRAWAL              WITHDRAWAL PERCENTAGE
  At least age 45 but prior to 65th birthday      4% of Income Base
  At least age 65 but prior to 76th birthday      5% of Income Base
              On or after 76th birthday           6% of Income Base

TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover two lives, the following is applicable:


     AGE OF THE YOUNGER COVERED PERSON AT           MAXIMUM ANNUAL
           TIME OF FIRST WITHDRAWAL              WITHDRAWAL PERCENTAGE
  At least age 45 but prior to 65th birthday      4% of Income Base
  At least age 65 but prior to 76th birthday     4.75% of Income Base
              On or after 76th birthday          5.75% of Income Base

ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED BETWEEN 7/30/07 AND 4/30/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner. If there are two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the two Covered Persons.


       AGE OF THE COVERED PERSON AT              MAXIMUM ANNUAL
         TIME OF FIRST WITHDRAWAL             WITHDRAWAL PERCENTAGE
            Prior to the 60th birthday         4% of Income Base
    At least age 60 but prior to the 76th
                  birthday                     5% of Income Base
          On or after the 76th birthday        6% of Income Base

ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED PRIOR TO 7/30/07)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner. If there are two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the two Covered Persons.


       AGE OF THE COVERED PERSON AT              MAXIMUM ANNUAL
         TIME OF FIRST WITHDRAWAL             WITHDRAWAL PERCENTAGE
            Prior to the 65th birthday         4% of Income Base
    At least age 65 but prior to the 76th
                  birthday                     5% of Income Base
          On or after the 76th birthday        6% of Income Base


As the original Owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring



                                       28



your investment. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.


Are there investment requirements if I elect MarketLock Income Plus or MarketLock For Life Plus?

Yes, as long as you have not elected to cancel the feature, you must comply with investment requirements by allocating your investments as outlined below. You may also use a DCA Fixed Account to comply with investment requirements by setting up your DCA target allocations in accordance with the investment requirements outlined below. The DCA Fixed Accounts are not available if you elect the Seasons Rewards Program.


MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS +7% OPTION

Allocate 100% of your investments to one of the following:

           o   Ultra Short Bond Portfolio

           o   Managed Allocation Balanced Variable Portfolio

           o   Managed Allocation Moderate Variable Portfolio

           o   Managed Allocation Moderate Growth Variable Portfolio


           o   Allocation 1

           o   Allocation 2

           o   Allocation 3


           o   6-month, 1-year or 2-year DCA Fixed Accounts, if available


MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09) AND MARKETLOCK FOR LIFE PLUS +6% OPTION (CONTRACTS ISSUED PRIOR TO 5/1/09)

     (1)    Allocate 100% of your investments to one of the following:

           o   Ultra Short Bond Portfolio

           o   Managed Allocation Balanced Variable Portfolio

           o   Managed Allocation Moderate Variable Portfolio

           o   Managed Allocation Moderate Growth Variable Portfolio


           o   Allocation 1

           o   Allocation 2

           o   Allocation 3


           o   6-month, 1-year or 2-year DCA Fixed Accounts, if available

     (2) Allocate your investments in accordance with the requirements outlined in the table below:


   INVESTMENT        INVESTMENT              VARIABLE PORTFOLIOS
     GROUP          REQUIREMENT             AND/OR FIXED ACCOUNTS
 A. NON             Minimum 0%      PREMIER PORTFOLIOS
  RESTRICTED       Maximum 100%     Fidelity VIP Investment Grade Bond
                                    SEASONS STRATEGIES
                                    Growth Strategy
                                    Moderate Growth Strategy
                                    Balanced Growth Strategy
                                    Conservative Growth Strategy
                                    SELECT PORTFOLIOS
                                    Diversified Fixed Income Portfolio
                                    Real Return Portfolio
                                    Ultra Short Bond Portfolio
                                    MANAGED ALLOCATION PORTFOLIOS
                                    Allocation Moderate Growth Portfolio
                                    Allocation Moderate Portfolio
                                    Allocation Balanced Portfolio
                                    DCA FIXED ACCOUNTS (if available)
                                    6-Month DCA
                                    1-Year DCA
                                    2-Year DCA
                                    FIXED ACCOUNTS
                                    1-Year Fixed (if available)
 B. EQUITY          Minimum 0%      PREMIER PORTFOLIOS
  MAXIMUM          Maximum 15%      American Funds Growth SAST
                                    American Funds Global Growth SAST
                                    American Funds Growth-Income SAST
                                    Fidelity VIP Overseas
                                    Fidelity VIP Contrafund(R)
                                    Fidelity VIP Mid Cap
                                    Fidelity VIP Equity-Income
                                    T. Rowe Price Blue Chip Growth II
                                    T. Rowe Price Equity Income II
                                    SELECT PORTFOLIOS
                                    Large Cap Growth Portfolio
                                    Large Cap Value Portfolio
                                    Mid Cap Growth Portfolio
                                    Mid Cap Value Portfolio
                                    Small Cap Portfolio
                                    International Equity Portfolio
                                    FOCUSED PORTFOLIOS
                                    SA Columbia Focused Growth Portfolio
                                    SA Columbia Focused Value Portfolio
 C. FULLY         No Investment     MANAGED ALLOCATION PORTFOLIOS
  RESTRICTED         Allowed        Allocation Growth Portfolio

If we offer additional allocations that comply with investment requirements in the future we will give you the opportunity to allocate your investments accordingly.

Your allocation instructions accompanying any Purchase Payment as well as target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your subsequent Purchase Payment(s) to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these restrictions. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your most current and


                                       29



compliant Automatic Asset Rebalancing instructions on file, after any of the following transactions:

     o     any transfer or reallocation you initiate; or

     o     any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios resulting from your transfer and/or 1-year Fixed Account, if available ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations promptly.


How are the components for MarketLock Income Plus and MarketLock For Life Plus calculated?

FIRST, we determine the Eligible Purchase Payments, which include:

     1.   100% of Purchase Payments received during the first contract year;
          and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. We will not accept subsequent Purchase Payments after the 5th contract year. The calculation of Eligible Purchase Payments does not include any Payment Enhancements, if applicable, and/or spousal continuation contributions, if applicable; however, Payment Enhancements, if applicable, and/or spousal continuation contributions, if applicable are included in the calculation of Anniversary Values, as defined below. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.

SECOND, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Base Evaluation Period is the period of time over which we consider Anniversary Values and if applicable and greater, the Income Base plus the Income Credit during the Income Credit Period. The initial Income Credit Period and the initial Income Base Evaluation Period begin on the Effective Date and end 5 years later if you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 (10 years later if you elected MarketLock For Life Plus prior to May 1, 2009). Please see "Can I extend the Income Base Evaluation Period and Income Credit Period?" below.

THIRD, we determine THE ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the Income Base which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Base is the contract value on the Effective Date. The Income Base is increased by each subsequent Eligible Purchase Payment, less proportionate adjustments for Excess Withdrawals, as defined below. On each Benefit Year anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE IN INCREASED?"and"WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.

FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during an Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Credit Base is the contract value on the Effective Date. The Income Credit Base is increased by each subsequent Eligible Purchase Payment less proportionate adjustments for Excess Withdrawals, as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" below.

SIXTH, we determine the INCOME CREDIT which varies by feature as outlined in the table below and is an amount equal to a percentage ("Income Credit Percentage") of the Income Credit Base, on each Benefit Year anniversary. If you elected MarketLock Income Plus and you take withdrawals in a Benefit Year that are less than or equal to the Maximum Annual Withdrawal Amount, the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Income Base, prior to determining the Income


                                       30




Base for the next Benefit Year. If you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit is equal to zero. If you elected MarketLock For Life Plus, the Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year.



          FEATURE                     INCOME CREDIT PERCENTAGE
   MarketLock Income Plus      6% (reduced for withdrawals up to the
  (contracts issued on or        Maximum Annual Withdrawal Amount)
       after 5/1/09)
   MarketLock Income Plus      7% (reduced for withdrawals up to the
       (contracts issued         Maximum Annual Withdrawal Amount)
   between 5/1/08 and
        4/30/09)
     MarketLock For Life      6% (0% in years withdrawals are taken)
   Plus (contracts issued
     on or after 5/1/09)
     MarketLock For Life      7% (0% in years withdrawals are taken)
        Plus +7% Option
     MarketLock For Life      6% (0% in years withdrawals are taken)
         +6% Option

SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.


How can the Income Base and Income Credit Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

    (a)        is the cumulative Eligible Purchase Payments; and

    (b) is the current Income Base, increased by the Income Credit, if any; and

    (c) is all previous Anniversary Values during any Income Base Evaluation Period.

On each Benefit Year anniversary during the Income Credit Period, we determine the amount to which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:

    (a)        the Income Base calculated based on the maximum Anniversary
               Value; and

    (b)        the current Income Base plus the Income Credit.

If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than
(a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.

INCREASES TO YOUR INCOME BASE AND INCOME CREDIT BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AND INCOME CREDIT BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.

The Income Base and Income Credit Base are increased each time subsequent Eligible Purchase Payments are made. The Income Credit Base also increases when the Income Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Income Base and all previous maximum Anniversary Values. The Income Credit Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the contract value is reduced by the Excess Withdrawal. The Income Base and Income Credit Base are not used in the calculation of the contract value or any other benefits under the contract.

The Income Base and Income Credit Base are adjusted each time an Excess Withdrawal is taken. Other than adjustments made for Excess Withdrawals, the Income Base and Income Credit Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Income Base Evaluation Period will not result in a lower Income Base or lower Income Credit Base.

If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Income Base can also be increased to at least the Minimum Income Base on the 12th Benefit Year anniversary PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 12th Benefit Year anniversary is the greater of
(a) and (b), where:

    (a) is the current Income Base, or if the First and Subsequent Extensions were elected, the Income Base calculated based on the maximum Anniversary Value; and

    (b)        is the Minimum Income Base.

If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% Option prior to May 1, 2009, the Income


                                       31



Base, and if applicable, the Income Credit Base, can also be increased to at least the Minimum Income Base on the 10th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 10th Benefit Year anniversary is the greatest of (a), (b) and (c), where:

    (a) is the current Income Base, or if extension was elected, the Income Base calculated based on the maximum Anniversary Value; and

    (b) is the current Income Base plus the Income Credit, if applicable; and

    (c)        is the Minimum Income Base.

On your 10th Benefit Year anniversary, if you are eligible for the Minimum Income Base and for MarketLock Income Plus only, if the First Extension is elected, the Income Credit Base is the greatest of (a), (b) and (c), where:

    (a)        is the Income Base calculated based on the maximum Anniversary
               Value; and

    (b)        is the current Income Credit Base; and

    (c)        is the Minimum Income Base.


How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?


INCREASES IN THE INCOME BASE
In any Benefit Year where Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.


DECREASES IN THE INCOME BASE
Excess Withdrawals reduce Your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see "What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?" below. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previously calculated Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Income Base in that Benefit Year.


What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?

The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary (10th Benefit Year anniversary if you elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009), your Income Base, and if applicable, the Income Credit Base, is not eligible to be increased to the Minimum Income Base.

You may take withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount which will not reduce the Income Base or Income Credit Base, if applicable. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you have elected MarketLock For Life Plus and you plan to take withdrawals in any year during the Income Credit Period, an Income Credit will not be added to your Income Base on that contract anniversary.

The impact of withdrawals and the effect on certain components of MarketLock Income Plus and MarketLock For Life Plus are further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal. Since Excess Withdrawals reduce the Income Credit Base, it will result in the reduction of the amount of the Income Credit available in subsequent Benefit Years during the Income Credit Period.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS CALCULATED?"). If


                                       32



     you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount and the free withdrawal amount.


What are the fees for MarketLock Income Plus and MarketLock For Life Plus?

The fee for each feature depends on whether you elect to cover one life or two lives and when you purchased your contract, as follows:


                                                      ANNUALIZED FEE
                                       NUMBER OF     (CALCULATED AS A
                                        COVERED      PERCENTAGE OF THE
              FEATURE                   PERSONS        INCOME BASE)
 MarketLock Income Plus
   (contracts issued on or after          One             1.10%
   5/1/09)                                Two             1.35%
 MarketLock Income Plus
   (contracts issued between              One             0.95%
   5/1/08 and 4/30/09)                    Two             1.20%
 MarketLock For Life Plus
   (contracts issued on or after          One             0.95%
   5/1/09)                                Two             1.25%
 MarketLock For Life Plus 7%              One             0.75%
   Option                                 Two             1.00%
 MarketLock For Life Plus 6%              One             0.65%
   Option                                 Two             0.90%

The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the feature. Once you elect a feature, you will be assessed a non-refundable fee regardless of whether or not you take any withdrawals and/or receive any lifetime annuity income payments under the feature.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter.


Can I extend the Income Base Evaluation Period and Income Credit Period?


MARKETLOCK INCOME PLUS
Yes, after the initial Income Base Evaluation Period and initial Income Credit Period you may elect to extend both the Income Base Evaluation Period and Income Credit Period for two additional 5 year periods (one additional 5 year period if you elected MarketLock Income Plus on or after May 1, 2009), as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension and Second Extension").

After election of the First Extension and Second Extension, if applicable, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If your contract was issued on or after May 1, 2009 and you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period and prior to the end of each Evaluation Period, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than 30 days after the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension and the Second Extension, if applicable, Subsequent Extensions are no longer available for election and the Income Base and Income Credit Base, if applicable, will not be adjusted for higher Anniversary Values or Income Credits on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income


                                       33



Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary (10th Benefit Year anniversary if elected on or before May 1, 2009), your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.


MARKETLOCK FOR LIFE PLUS
Depending on when your contract was issued, you may be able to extend the initial Income Base Evaluation Period and the initial Income Credit Period.

IF YOUR CONTRACT WAS ISSUED PRIOR TO APRIL 30, 2009, there is an option to extend only the Income Base Evaluation Period as long as the feature is in effect and the age of the Covered Person or younger of two Covered Persons is age 85 or younger at the time of extension. If you elect to extend the Income Base Evaluation Period, the Income Base can continue to be adjusted upward as described above on each anniversary during the new Income Base Evaluation Period which is a period of 5 years. However, you may not elect to extend the Income Credit period beyond the initial 10 years.

Prior to the end of the initial Income Base Evaluation Period and prior to the end of each evaluation period you elect to extend, we will notify you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than 30 days after the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature.

If you do not contact us at the end of each Income Base Evaluation Period to extend the Income Base Evaluation Period, an extension will no longer be available and the Income Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future.


IF YOUR CONTRACT WAS ISSUED ON OR AFTER MAY 1, 2009, you may elect to extend both the Income Base Evaluation Period and Income Credit Period for an additional 5 year period after the end of the initial Income Base Evaluation Period and initial Income Credit Period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").


After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period, and prior to the end of each Income Base Evaluation Period you elect to extend thereafter, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each evaluation period. If you elect to extend the evaluation period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current evaluation period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are not available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary, your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

PLEASE SEE ADDITIONAL INFORMATION APPLICABLE TO MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE BELOW FOR MORE INFORMATION REGARDING THESE LIVING BENEFITS.


                                       34



MARKETLOCK FOR LIFE


When and how may I elect MarketLock For Life?

You may have elected MarketLock For Life at the time of contract issue (the "Effective Date"). You cannot elect this feature if you elected any other optional living benefit. You may have elected to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock For Life as the "Covered Person(s)." There are age parameters applicable to this feature which determine whether you could have elected the feature and who could have qualified as a Covered Person. If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchased and the number of Covered Persons.


IF YOU ELECTED ONE COVERED PERSON:


                                  COVERED PERSON
                                MINIMUM     MAXIMUM
                                  AGE       AGE(1)
           One Owner              45          80
         Joint Owners
    (based on the age of the
         older Owner)             45          80

IF YOU ELECTED TWO COVERED PERSONS:


                               COVERED PERSON #1      COVERED PERSON #2
                              MINIMUM     MAXIMUM     MINIMUM     MAXIMUM
                                AGE        AGE(1)       AGE       AGE(1)
       NON-QUALIFIED:
        Joint Owners            45          80          45          85
       NON-QUALIFIED:
       One Owner with
      Spousal Beneficiary       45          80          45        N/A(2)
         QUALIFIED:
       One Owner with
      Spousal Beneficiary       45          80          45        N/A(2)


(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) Not applicable because feature availability is based on the younger Covered Person. The spousal Beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.



How does MarketLock For Life work?

MarketLock For Life locks in the highest contract anniversary value in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years) following the Effective Date.

You may elect to extend the Income Base Evaluation Period for additional periods. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.


ONE COVERED PERSON

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:


         AGE OF THE COVERED PERSON AT               MAXIMUM ANNUAL
           TIME OF FIRST WITHDRAWAL              WITHDRAWAL PERCENTAGE
  At least age 45 but prior to 65th birthday      4% of Income Base
  At least age 65 but prior to 76th birthday      5% of Income Base
              On or after 76th birthday           6% of Income Base

TWO COVERED PERSONS

If the feature is elected to cover two lives, the following is applicable:


     AGE OF THE YOUNGER COVERED PERSON OR
         SURVIVING COVERED PERSON AT                MAXIMUM ANNUAL
           TIME OF FIRST WITHDRAWAL              WITHDRAWAL PERCENTAGE
  At least age 45 but prior to 65th birthday      4% of Income Base
  At least age 65 but prior to 76th birthday     4.75% of Income Base
              On or after 76th birthday          5.75% of Income Base


As the original Owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we



                                       35



cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE?" BELOW.


Are there investment requirements if I elect MarketLock For Life?

As long as you have not elected to cancel the feature, we require that you allocate your investments in accordance with the investment requirements listed below.


INVESTMENT REQUIREMENTS

You may comply with investment requirements by allocating your investments in accordance with the requirements outlined in either (1) or (2).

     (1)    Allocate 100% of your investments to one of the following:

            o Ultra Short Bond Portfolio

            o Managed Allocation Balanced Variable Portfolio

            o Managed Allocation Moderate Variable Portfolio

            o Managed Allocation Moderate Growth Variable Portfolio


            o Allocation 1*

            o Allocation 2*

            o Allocation 3*


            o 6-month, 1-Year or 2-Year DCA Fixed Accounts, if available


* Please see the allocations for the formerly available Strategic Allocation Program in the STRATEGIC ALLOCATION PROGRAM FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017 APPENDIX.


     (2) Allocate your investments in accordance with the requirements outlined in the table below:




   INVESTMENT        INVESTMENT              VARIABLE PORTFOLIOS
     GROUP          REQUIREMENT             AND/OR FIXED ACCOUNTS
 A. NON             Minimum 0%      PREMIER PORTFOLIOS
  RESTRICTED       Maximum 100%     Fidelity VIP Investment Grade Bond
                                    SEASONS STRATEGIES
                                    Growth Strategy
                                    Moderate Growth Strategy
                                    Balanced Growth Strategy
                                    Conservative Growth Strategy
                                    SELECT PORTFOLIOS
                                    Diversified Fixed Income Portfolio
                                    Real Return Portfolio
                                    Ultra Short Bond Portfolio
                                    MANAGED ALLOCATION PORTFOLIOS
                                    Allocation Moderate Growth Portfolio
                                    Allocation Moderate Portfolio
                                    Allocation Balanced Portfolio
                                    DCA FIXED ACCOUNTS (IF AVAILABLE)
                                    6-Month DCA
                                    1-Year DCA
                                    2-Year DCA
                                    FIXED ACCOUNTS
                                    1-Year Fixed (if available)


   INVESTMENT        INVESTMENT              VARIABLE PORTFOLIOS
     GROUP          REQUIREMENT             AND/OR FIXED ACCOUNTS
 B. EQUITY          Minimum 0%      PREMIER PORTFOLIOS
  MAXIMUM          Maximum 15%      American Funds Growth SAST
                                    American Funds Global Growth SAST
                                    American Funds Growth-Income SAST
                                    Fidelity VIP Overseas
                                    Fidelity VIP Contrafund(R)
                                    Fidelity VIP Mid Cap
                                    Fidelity VIP Equity-Income
                                    T. Rowe Price Blue Chip Growth II
                                    T. Rowe Price Equity Income II
                                    SELECT PORTFOLIOS
                                    Large Cap Growth Portfolio
                                    Large Cap Value Portfolio
                                    Mid Cap Growth Portfolio
                                    Mid Cap Value Portfolio
                                    Small Cap Portfolio
                                    International Equity Portfolio
                                    FOCUSED PORTFOLIOS
                                    SA Columbia Focused Growth Portfolio
                                    SA Columbia Focused Value Portfolio
 C. FULLY         No Investment     MANAGED ALLOCATION PORTFOLIOS
  RESTRICTED         Allowed        Allocation Growth Portfolio

Your allocation instructions accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these requirements. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature.

We will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any transfer you initiate, or any withdrawal you initiate. Because automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs, if you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or 1-year Fixed Account, if available, resulting from your transfer ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.


                                       36



The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit market volatility. As a result, you may have better or worse investment returns by allocating your investments more aggressively. We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations.


How are the components for MarketLock for Life calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1.   100% of Purchase Payments received during the first contract year;
          and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. We will not accept subsequent Purchase Payments after the 5th contract year. The calculation of Eligible Purchase Payments does not include any Payment Enhancements, if applicable, and spousal continuation contributions, if applicable; however, Payment Enhancements, if applicable, and continuation contributions, if applicable are included in the calculation of Anniversary Value, as defined below. Please SEE SPOUSAL CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

SECOND, we consider the INCOME BASE EVALUATION PERIOD. The Income Base Evaluation Period is the period of time over which we will consider Anniversary Values. The Income Base Evaluation Period begins on the Effective Date and ends 5 years later. At the end of the Income Base Evaluation Period, you may contact us to extend the Income Base Evaluation Period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

THIRD, we determine the Anniversary Value which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. Each year following the Effective Date is a Benefit Year. Only on each Benefit Year anniversary do we determine if the Income Base should be increased based on cumulative Eligible Purchase Payments or the highest Anniversary Value. The calculation and components of this determination are detailed below.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.


How can the Income Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

    (a)        is the cumulative Eligible Purchase Payments; and

    (b)        is the current Income Base; and

    (c) is all previous Anniversary Values during any Income Base Evaluation Period.

INCREASES TO YOUR INCOME BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.


                                       37



What is the fee for MarketLock For Life?

The fee for MarketLock For Life depends on whether you elect to cover one life or two lives. The fee is as follows:


                                           ANNUALIZED FEE
      ALL YEARS IN WHICH THE         (CALCULATED AS A PERCENTAGE
       FEATURE IS IN EFFECT              OF THE INCOME BASE)
       For One Covered Person           0.70% of Income Base
      For Two Covered Persons           0.95% of Income Base

The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee of the feature may change at the time of extension and may be different than when you initially elected the feature.

If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the prior fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.


What are the effects of withdrawals on MarketLock For Life?

The Maximum Annual Withdrawal Amount and the Income Base may change over time as a result of the timing and amount of withdrawals.

Withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature.

The impact of withdrawals and the effect on each component of MarketLock For Life are further explained below:

     INCOME BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals.

     For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base could be more or less than a dollar-for-dollar reduction.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK FOR LIFE CALCULATED?").

If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

All withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may impact other provisions of your contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.


Can I extend the Income Base Evaluation Period beyond 5 years?

After the initial Income Base Evaluation Period, you may elect to extend the Income Base Evaluation Period for an additional 5 year period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").


                                       38



If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of each Income Base Evaluation Period you elect to extend, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 30 days prior to the end of each Income Base Evaluation Period. If you elect to extend the feature, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than 30 days after the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are no longer available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. We also reserve the right to modify MarketLock For Life at the time of extension for existing contracts as indicated above.

PLEASE SEE ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE BELOW FOR MORE INFORMATION THESE LIVING BENEFITS.


ADDITIONAL INFORMATION ABOUT MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE

The following provides additional information applicable to these optional living benefits ("Living Benefit(s)").


What happens if the contract value is reduced to zero?

All withdrawals from the contract, including withdrawals under this feature, will reduce your contract value. Unfavorable investment experience may also reduce your contract value. If the contract value is reduced to zero but the Income Base is greater than zero, we will continue to pay guaranteed payments under the terms of the Living Benefit over the lifetime of the Covered Person(s); however, the Income Base is no longer eligible to be increased.

However, if at any time an Excess Withdrawal reduces your contract value to zero, no further benefits will remain under the Living Benefit and your contract along with the Living Benefit will terminate. For MarketLock Income Plus and MarketLock For Life Plus, an Income Credit is not available if the contract value is reduced to zero, even if a Living Benefit remains payable.

If the contract value is reduced to zero, the contract's other benefits will be terminated. You may no longer make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero and eliminate any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining Living Benefit, you must select one of the following:

     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2.   Any option mutually agreeable between you and us.

If you do not select an option above, the remaining Living Benefit will be paid as the current Maximum Annual Withdrawal Amount based on the Maximum Annual Withdrawal Percentage applicable to the Living Benefit divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Any amounts that we may pay under the Living Benefit in excess of your contract value are subject to the Company's financial strength and claims-paying ability.


What happens to my Living Benefit upon a spousal continuation?


If there is one Covered Person and that person dies, the surviving spousal joint Owner or spousal Beneficiary may elect to:


     1. Make a death claim if the contract value is greater than zero which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.


                                       39



The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period, if applicable.

If you have elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 12 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"

If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 10 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"

For all Living Benefits, the Continuing Spouse will be eligible to elect to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, upon the expiration of the applicable period. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" above.


Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?


No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.



What happens to my Living Benefit upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following:

     1.   Annuitize the contract value under the contract's annuity provisions;
          or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3.   Any option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, as described in ANNUITY INCOME OPTIONS below. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.


Can I elect to cancel my Living Benefit?

The Living Benefit may be cancelled by you on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary. Once you elect to cancel the Living Benefit, you will no longer be charged a fee after the cancellation is effective and the guarantees under the Living Benefit are terminated. In addition, the investment requirements for Living Benefit will no longer apply to your contract. You may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and you may not re-elect or reinstate the Living Benefit after cancellation.

If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary following the death of the first Covered Person. Once the surviving Covered Person elects to cancel the feature, the fee will no longer be charged and the guarantees under the Living Benefit will be terminated. In addition, the investment requirements for the Living Benefit will no longer apply to the contract. The surviving Covered Person may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and may no longer re-elect or reinstate the Living Benefit after cancellation.


Are there circumstances under which my Living Benefit will automatically terminate?

The Living Benefit automatically terminates upon the occurrence of one of the following:

     1.   Annuitization of the contract; or

     2.   Termination or surrender of the contract; or

     3.   A death benefit is paid and the contract is terminated; or

     4.   Excess Withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE


                                       40



          THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.


Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or


     2. The original spousal joint Owners or spousal Beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.


Under these circumstances, the fee for the Living Benefit based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for the remaining Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT FEATURE?" above.

WE ALSO RESERVE THE RIGHT TO MODIFY THE LIVING BENEFITS AT THE TIME OF EXTENSION FOR EXISTING CONTRACTS AS INDICATED ABOVE.


MARKETLOCK AND MARKETLOCK FOR TWO

MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits that guarantee an income stream based on Purchase Payments made during the first two contract years and only guarantee lifetime withdrawals in the manner described below. These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or tax-qualified plans.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME, DEDUCTING APPLICABLE WITHDRAWAL CHARGES, AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.


MARKETLOCK

For contracts issued prior to May 1, 2006, MarketLock guarantees annual withdrawals based on the Maximum Anniversary Value (MAV) during the first 10 years of the contract. In addition, for contracts issued on or after May 1, 2006, if the Owner begins withdrawals after age 65, the withdrawal amount is guaranteed to last for life.



MARKETLOCK SUMMARY TABLE:



                                        MAXIMUM                              MAXIMUM
                                        ANNUAL                               ANNUAL
                                      WITHDRAWAL      INITIAL MINIMUM      WITHDRAWAL
                                      PERCENTAGE*        WITHDRAWAL       PERCENTAGE IF
                                     PRIOR TO ANY     PERIOD PRIOR TO     EXTENSION IS
     TIME OF FIRST WITHDRAWAL          EXTENSION       ANY EXTENSION         ELECTED
 Before 5th Benefit Year                 5%              20 years              5%
   anniversary
 On or after 5th Benefit Year            7%            14.28 years             7%
   anniversary
 On or after 10th Benefit Year           10%             10 years              7%
   anniversary
 On or after 20th Benefit Year           10%             10 years             10%
   anniversary
 On or after the older contract          5%            Life of the             5%
   Owner's 65th birthday**                            older contract
                                                          Owner


* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal. If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of the RMD withdrawal that is based on amounts greater than this contract alone will be considered an Excess Withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" below.


                                       41



** For contracts issued on or after May 1, 2006, lifetime withdrawals are available provided that as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.


MARKETLOCK FOR TWO SUMMARY TABLE:


                                                 MAXIMUM ANNUAL
          AGE OF THE YOUNGER SPOUSE                WITHDRAWAL
         AT TIME OF FIRST WITHDRAWAL              PERCENTAGE*
  At least age 55 but prior to 63rd birthday          4%
  At least age 63 but prior to 76th birthday          5%
              On or after 76th birthday               6%

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of a RMD withdrawal that is based on amounts other than this contract will not be considered a RMD from this contract. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK AND MARKETLOCK FOR TWO?" below.


How are the components for MarketLock and MarketLock For Two calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. We will not accept subsequent Purchase Payments after the 2nd contract year. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable; however, Payment Enhancements and/or spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. Eligible Purchase Payments are limited to $1.5 million without prior Company approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals (Excess Withdrawals for MarketLock For Two) of contract value are taken. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals (Excess Withdrawals for MarketLock For Two), the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year under the features and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage differs by feature as follows:

     MarketLock: The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal. Or, for contracts issued on or after May 1, 2006, the Maximum Annual Withdrawal Percentage is determined based on whether you are taking lifetime withdrawals.

     MarketLock For Two: The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal.

If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payment by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, for MarketLock only, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.


                                       42



Can I extend the MAV Evaluation Period beyond 10 years?


Yes, the MAV Evaluation Period may be extended as long as the Benefit is still in effect and the older Owner (younger spouse for MarketLock For Two) is age 85 or younger at the time extension is elected. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 30 DAYS AFTER THE END OF THE CURRENT MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Please see "HOW ARE THE COMPONENTS OF MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee (and Maximum Annual Withdrawal Percentage for MarketLock), will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered at our sole discretion.


If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals, (Excess Withdrawals for MarketLock For Two). You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.


What are the fees for MarketLock and MarketLock For Two?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to the first withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken assessed at the end of the quarter in which the first withdrawal is taken. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.

An increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current Anniversary Value is greater than both the current and any previous Anniversary Values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.


What are the effects of withdrawals on MarketLock and MarketLock For Two?


MARKETLOCK
The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.


In addition, for contracts issued on or after May 1, 2006, if you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older Owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older Owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. Lifetime withdrawals do not change unless the MAV Benefit Base increases due to additional Eligible Purchase Payments or if the MAV Benefit Base is stepped-up on a contract anniversary. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above, based on when you took your first withdrawal and adjusted for withdrawals already taken.


Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or


                                       43



(b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal, as described below. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:

     MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

     (2)    Excess Withdrawals reduce the MAV Benefit Base as follows:

            If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of:

            (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;

            (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

     MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the table below.


    THE AMOUNT WITHDRAWN
     IN A BENEFIT YEAR            EFFECT ON MINIMUM WITHDRAWAL PERIOD
       Amounts up to the         New Minimum Withdrawal Period = the
         Maximum Annual           MAV Benefit Base (which includes a
       Withdrawal Amount       deduction for any previous withdrawals),
                                divided by the current Maximum Annual
                                          Withdrawal Amount
  Amounts in excess of the       New Minimum Withdrawal Period = the
         Maximum Annual       Minimum Withdrawal Period as of the prior
       Withdrawal Amount         contract anniversary minus one year

MARKETLOCK FOR TWO
Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime. The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying


                                       44



     the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.


What happens if my contract value is reduced to zero?


MARKETLOCK
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, for contracts issued on or after May 1, 2006, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following:


     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) for contracts issued on or after May 1, 2006, if receiving lifetime withdrawals, the date of death of the older contract Owner; or


     2.   Any option mutually agreeable between you and us.


MARKETLOCK FOR TWO

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if due to an Excess Withdrawal, your contract value is reduced to zero, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2.   Any option mutually agreeable between you and us.

If you do not select an option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.


What happens to MarketLock and MarketLock For Two upon a spousal continuation?


MARKETLOCK

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, for contracts issued on or after May 1, 2006, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older Owner. Excluding the lifetime option, a younger Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal Beneficiary may continue to receive lifetime withdrawals, if eligible, because they are based on the older Owner's life.

If the contract Owner elected MarketLock and dies during the MAV Evaluation Period and the spousal Beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in the calculation of the Anniversary Value. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that
(1) the original Owner did not previously extend the MAV Evaluation Period and
(2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Payment Enhancements and spousal continuation contributions are not considered to be Eligible Purchase Payments. However, Payment Enhancements and spousal continuation contributions are included in the Anniversary Values for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.



MARKETLOCK FOR TWO
The components of the feature will not change as a result of a spousal continuation. A Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a Continuing Spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the Continuing Spouse will continue to receive any upward adjustments due to market gains to the MAV


                                       45



Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the Continuing Spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. Please see "CAN I EXTEND THE MAV EVALUATION PERIOD BEYOND 10 YEARS?"above.


Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?


For contracts issued on or after May 1, 2006, upon the death of the older contract Owner, lifetime withdrawals will no longer be available.

If the contract value is greater than zero when the Owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the Owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.



Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two.


What happens to MarketLock and MarketLock For Two upon the Latest Annuity Date?

Upon election of any of the options described below, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.


MARKETLOCK
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following:

     1.   Annuitize the contract value under the contract's annuity provisions;
          or

     2. For contracts issued on or after May 1, 2006, if eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi- annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4.   Any option mutually agreeable between you and us.


MARKETLOCK FOR TWO
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following:

     1.   Annuitize the contract value under the contract's annuity provisions;
          or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

     3.   Any option mutually agreeable between you and us.


Can MarketLock and MarketLock For Two be cancelled?

MarketLock and MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once the feature is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect the feature after cancellation.


Are there circumstances under which MarketLock and MarketLock For Two will automatically terminate?


MARKETLOCK
MarketLock automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless, for contracts issued on or after May 1, 2006, conditions for lifetime withdrawals are met; or

     2.   Annuitization of the contract; or

     3.   Full surrender of the contract; or

     4.   Death benefit is paid.

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

For contracts issued on or after May 1, 2006, lifetime withdrawals will not be available in the event of:


     1.   An ownership change which results in a change of the older Owner;* or



     2.   Withdrawals prior to the 65th birthday of the older Owner; or

     3.   Death of the older Owner; or


                                       46




     4.   A Spousal Continuation (upon the death of the older Owner); or


     5.   A withdrawal in excess of 5% of MAV Benefit Base.**


* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older Owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.


** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.


MARKETLOCK FOR TWO
MarketLock For Two automatically terminates upon the occurrence of one of the following:

     1.   Annuitization of the contract; or

     2.   Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess Withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5.   Death of surviving original spouse; or


     6. A change in ownership that involves the original Owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?"*

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.



Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:


     1.   One of the two original Owners is removed from the contract; or



     2.   The original spousal Beneficiary is removed or replaced; or



     3. The original spousal joint Owner or spousal Beneficiary is removed or replaced upon divorce; or



     4. The original spousal joint Owners or spousal Beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining Owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "CAN MARKETLOCK AND MARKETLOCK FOR TWO BE CANCELLED?"



SEASONS INCOME REWARDS

Seasons Income Rewards is an optional guaranteed withdrawal benefit that guarantees an income stream based on all Purchase Payments made into your contract during the first 90 days after contract issue, with an opportunity for a Step-Up Amount, adjusted for withdrawals during that period (the "Benefit"). Seasons Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature does not guarantee lifetime income payments.

In order to determine the Benefit, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you chose. Options 1 and 2 are available on contracts issued on and after May 3, 2004. In addition, Option 3 is available on contracts issued on or after May 2, 2005. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.


SEASONS INCOME REWARDS SUMMARY:


                                                                       MINIMUM
                                                                     WITHDRAWAL
                                                                     PERIOD* (IF
                                                                       MAXIMUM
                                                                       ANNUAL
                                                        MAXIMUM      WITHDRAWAL
                            BENEFIT                      ANNUAL        AMOUNT
             MAXIMUM     AVAILABILITY     STEP-UP      WITHDRAWAL       TAKEN
 OPTION   ELECTION AGE       DATE         AMOUNT     PERCENTAGE***   EACH YEAR)
    1      Age 80 or       3 years       10%* of        10% of        11 years
          younger on      following    Withdrawal     Withdrawal
         the contract     contract       Benefit     Benefit Base
          issue date     issue date       Base
    2      Age 80 or       5 years       20%* of        10% of        12 years
          younger on      following    Withdrawal     Withdrawal
         the contract     contract       Benefit     Benefit Base
          issue date     issue date       Base
    3      Age 70 or      10 years      50%** of        10% of        15 years
          younger on      following    Withdrawal     Withdrawal
         the contract     contract       Benefit     Benefit Base
          issue date     issue date       Base

* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum


                                       47



    Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount. For contracts issued prior to June 14, 2005, the Maximum Election Age is 80 or younger on the contract issue date.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period.


How are the components for Seasons Income Rewards calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable.

SECOND, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

THIRD, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract value or annuitization value.

FOURTH, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Seasons Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Seasons Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.


What is the fee for Seasons Income Rewards?

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be calculated and deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

The fee is as follows:


     CONTRACT YEAR        ANNUALIZED FEE
       0-7 years              0.65%
       8-10 years             0.45%
          11+                 None

What are the effects of withdrawals on Seasons Income Rewards?

Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Seasons Income Rewards are further explained through the calculations below:

     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3. Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or

     (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of:

            (a) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

            (b) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that is equal to the Maximum


                                       48



                  Annual Withdrawal Amount, and further reduced in the same proportion by which the contract value is reduced by the amount in excess of the maximum annual withdrawal amount.

     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals. If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of:

    (a) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

    (b) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that is equal to the Maximum Annual Withdrawal Amount, and further reduced in the same proportion by which the contract value is reduced by the amount in excess of the maximum annual withdrawal amount.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.


What happens if my contract value is reduced to zero with Seasons Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Stepped-Up Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2.   Any option mutually agreeable between you and us.

If you do not select an option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.


What happens to Seasons Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments.


Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?


If the contract value is greater than zero when the Owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Seasons Income Rewards. If the contract value is zero when the Owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a



                                       49



non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change.


Can Seasons Income Rewards be cancelled?

Once you elect Seasons Income Rewards, you may not cancel the feature. However, there is no charge for Seasons Income Rewards after the 10th contract anniversary.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1.   The Stepped-Up Benefit Base is equal to zero; or

     2.   Annuitization of the contract; or

     3.   Full surrender of the contract; or

     4.   Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

     6. For contracts issued from May 3, 2004 through October 3, 2004, withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.


What happens to Seasons Income Rewards upon the Latest Annuity Date?

If your contract value and Stepped-Up Benefit Base are greater than zero, and you begin the Income Phase upon or before the Latest Annuity Date, you will not receive the benefit of any remaining guaranteed withdrawals under the feature. Your annuity income payments will be calculated using your contract value and the selected income option.

Withdrawals under this feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

If you elect Seasons Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from your contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your withdrawals must be automated and will not be recalculated on an annual basis.


SEASONS PROMISE

Seasons Promise is an optional guaranteed minimum accumulation benefit. The feature provides a one-time adjustment ("Benefit") to your contract in the event that your contract value on the 10th contract anniversary ("Benefit Date") is less than the Purchase Payments made in the contract's first 90 days.

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the Benefit Date.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

    (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

    (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

Payment Enhancements and spousal continuation contributions, if applicable, are not considered Purchase Payments and are not used in the calculation of the Benefit Base.

The annualized fee is calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date. The fee will be calculated and deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to the Benefit Date. Once the feature is terminated, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

For contracts issued between May 3, 2004 and May 1, 2009, the fee is as follows:


 CONTRACT YEAR    ANNUALIZED FEE
      0-7             0.50%
      8-10            0.25%
      11+             none

For contracts issued between February 10, 2003 and April 30, 2004, the fee is as follows:


 CONTRACT YEAR    ANNUALIZED FEE
      0-7             0.45%
      8-10            0.15%
      11+             none

                                       50



For contracts issued between August 1, 2002 and February 7, 2003, the fee is as follows:


 CONTRACT YEAR    ANNUALIZED FEE
      0-7             0.35%
      8-10            0.10%
      11+             none

If your spouse chooses to continue this contract upon your death, this feature cannot be terminated and the fee will continue to be charged. The Benefit Date will not change as a result of a spousal continuation.

Seasons Promise only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Seasons Promise will not protect those Purchase Payments.

Since Seasons Promise may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if you are approaching the Benefit Date and your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Seasons Promise throughout the first 10 full contract years.

We will allocate the Benefit, if any, on the Benefit Date to the Ultra Short Bond Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.


INCOME PROTECTOR

Income Protector is an optional minimum income benefit, available for an additional charge and provides a future "safety net" which can offer you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. If you elect Income Protector, you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. Income Protector is available on contracts issued prior to May 3, 2004.

The minimum level of Income Protector benefit available is generally based upon the Purchase Payments remaining in your contract at the time you decide to begin taking income. If available and elected, a growth rate can provide increased levels of minimum guaranteed income.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

If you elect Income Protector, we base the amount of minimum income available to you upon a calculation we call the Income Benefit Base. Your Income Benefit Base is equal to your contract value on the date of election. Income Protector is effective on either the date of issue of the contract or at the contract anniversary following your election of Income Protector.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The Income Benefit Base is equal to (a) plus (b) minus (c) where:

    (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the Income Benefit Base on the prior contract anniversary, and;

    (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the date of election, and;

    (c) is equal to all withdrawals and applicable fees and charges since the date of election, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

In order to obtain the benefit of Income Protector, you may not begin the Income Phase for at least 9 years following election. You may not elect this feature if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.


RE-SET OF YOUR INCOME PROTECTOR BENEFIT

You may also have the opportunity to "Re-Set" your Income Benefit Base. The Re-Set feature allows you to increase your Income Benefit Base to the amount of your contract value on your next contract anniversary. You can only Re-Set within the 30 days before your next contract anniversary. Upon a Re-Set, the waiting period before you can begin the Income Phase will start over. In addition, the Income Protector fee will be charged as a percentage of your Re-Set Income Benefit Base. You may not elect to Re-Set if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.


ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the 9th or later contract anniversary following the effective date of electing Income Protector or Re-Set, if applicable.


                                       51



THE INCOME BENEFIT DATE is the contract anniversary date on which the Income Benefit is calculated and applied. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum income payments. To arrive at the minimum guaranteed income payments available to you, we apply the annuity rates stated in your Income Protector Endorsement for the income option you select to your final Income Benefit Base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed under your selected annuity option. Your final Income Benefit Base is equal to (a) minus (b) where:

    (a) is your Income Benefit Base as of your Income Benefit Date, and;

    (b) is any withdrawal charges calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The annuity income options available under this feature when using Income Protector to receive your guaranteed income payments are:

     o     Life Annuity with 10 Year Period Certain, or

     o     Joint and 100% Survivor Annuity with 20 Year Period Certain

At the time you elect to begin receiving annuity income payments, we will calculate your annual guaranteed income payments using both your final Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your guaranteed income payments under Income Protector will be different. You will receive whichever provides a greater stream of income. If you annuitize using Income Protector, your annuity income payments will be fixed in amount. You are not required to use Income Protector to receive income payments. However, we will not refund fees paid for Income Protector if you annuitize under the annuity provisions of your contract.

You may never need to rely upon the Income Protector, if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.


FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

The fee is 0.10% of the Income Benefit Base. We deduct the annual fee from your contract value. If you elect Income Protector at issue, we begin deducting the annual fee on your first contract anniversary. If you elect the feature at some later date, we begin deducting the annual fee on the contract anniversary following the date of election. Upon a Re-Set, the fee will be charged based upon your Re-Set Income Benefit Base.

It is important to note that once you elect Income Protector, you may not cancel your election. We will deduct the charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, we deduct the full annual fee from your contract value upon surrender.


NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an annuity income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of Income Protector. To utilize Income Protector, you must take annuity income payments under one of the two annuity income options described above. If those annuity income options exceed your life expectancy, you may be prohibited from receiving your guaranteed income payments under the feature. If you own a Qualified contract to which this restriction applies and you elect Income Protector, you may pay for this feature and not be able to realize the benefit.

You should consult your tax advisor for information concerning your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            MARKETLOCK AND MARKETLOCK FOR TWO EXTENSION PARAMETERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information below is important to you if you purchased a contract between AUGUST 31, 2005 AND MAY 1, 2009 and you elected the MARKETLOCK living benefit or if you purchased a contract between JULY 10, 2006 AND APRIL 30, 2008 and you elected MARKETLOCK FOR TWO living benefit. As described in the prospectus, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the MAV Evaluation Period. However, your MAV Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future.

As with all important financial decisions, we recommend that you discuss this with your financial representative.

For information on the MarketLock or MarketLock For Two living benefit you elected at the time of purchase, PLEASE SEE THE MARKETLOCK OR MARKETLOCK FOR TWO SECTION UNDER OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.


                                       52



How do I elect the Extension?

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for contracts purchased between the dates noted above for the applicable features are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.


What is the fee if I elect the Extension?

If you elect the MARKETLOCK Extension, the fee for the living benefit will be increased by 0.25% as follows:


     CURRENT      ANNUALIZED FEE
 ANNUALIZED FEE   AFTER EXTENSION
      0.65%           0.90%

If you elect the MARKETLOCK FOR TWO Extension, the fee for the living benefit will be increased by 0.25% as follows:


               CURRENT                           ANNUALIZED FEE
            ANNUALIZED FEE                      AFTER EXTENSION
 0.40% prior to your 1st withdrawal   0.65% prior to your 1st withdrawal
    0.80% after your 1st withdrawal     1.05% after your 1st withdrawal

As a reminder, you also have the option to cancel your MarketLock or MarketLock For Two living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your living benefit, you will no longer receive the guarantees of the MarketLock or MarketLock For Two benefit and you will no longer be charged the fee.

--------------------------------------
--------------------------------------

           MARKETLOCK FOR LIFE PLUS +6% OPTION EXTENSION PARAMETERS

--------------------------------------
--------------------------------------


The information below is important to you if you purchased a contract between MARCH 12, 2007 AND MAY 1, 2009 and you elected the MARKETLOCK FOR LIFE PLUS +6% OPTION living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary, you will have an opportunity to extend the Income Base Evaluation Period for an additional five year period (the "Extension"). In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the Income Base Evaluation Period in the future.

As a reminder, you also have the option to cancel your living benefit on your fifth or tenth anniversaries, or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee. You may not extend the Income Base Evaluation Period and you may not re-elect or reinstate MarketLock For Life Plus +6% Option after cancellation.

As with all important financial decisions, we recommend that you discuss this with your financial representative. You should refer to both the prospectus and the contract endorsement you received at the time of your purchase. If you do not have a prospectus, you can call our Annuity Service Center at (800) 445-7862 and we will provide one to you.

For information on the MarketLock For Life Plus +6% Option living benefit you elected at purchase, please see the MARKETLOCK FOR LIFE PLUS SECTION UNDER OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.


How do I elect the Extension?

To elect the Extension, you must complete the Election Form you will receive. If you elected the MarketLock For Life Plus +6% Option living benefit, the Income Base Evaluation Period may be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values. This component is used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.


What are the fee and investment requirements if I elect the Extension?

If you elect Extension, the fee for the feature will be increased by 0.25% as follows:




                                            ANNUALIZED FEE AFTER
                   CURRENT ANNUALIZED FEE        EXTENSION
                      (calculated as a        (calculated as a
    NUMBER OF            percentage              percentage
 COVERED PERSONS     of the Income Base)    of the Income Base)
        One                0.65%                   0.90%
        Two                0.90%                   1.15%



                                       53


The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MarketLock For Life Plus +6% Option living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:




 Option 1    AT LEAST 50% IN ONE OR MORE OF THE FOLLOWING:
               SunAmerica Dynamic Allocation Portfolio
               SunAmerica Dynamic Strategy Portfolio
               Ultra Short Bond Portfolio
             UP TO 50% IN ONE OR MORE OF THE FOLLOWING VARIABLE PORTFOLIOS:
               Managed Allocation Balanced
               Managed Allocation Moderate
               Managed Allocation Moderate Growth
 Option 2    25% IN SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO
             25% IN SUNAMERICA DYNAMIC STRATEGY PORTFOLIO
             50% IN ONE OR MORE OF THE FOLLOWING ALLOCATIONS:
             VARIABLE PORTFOLIOS                    ALLOCATION 1       ALLOCATION 2       ALLOCATION 3
             Allocation Balanced                    33.50%              0.00%              0.00%
             Allocation Moderate                     0.00%             33.50%              0.00%
             Allocation Moderate Growth              0.00%              0.00%             33.50%
             American Funds Global Growth SAST       0.99%              1.16%              1.32%
             American Funds Growth SAST              0.33%              0.50%              0.66%
             American Funds Growth-Income SAST       0.66%              0.83%              0.99%
             Fidelity VIP Contrafund                 0.50%              0.66%              0.99%
             Fidelity VIP Equity-Income              1.32%              1.49%              1.65%
             Fidelity VIP Investment Grade Bond      7.74%              5.25%              3.46%
             Fidelity VIP Mid Cap                    1.98%              2.81%              3.14%
             Fidelity VIP Overseas                   0.99%              1.32%              1.65%
             T. Rowe Price Blue Chip Growth II       0.50%              0.66%              0.66%
             T. Rowe Price Equity Income II          1.49%              1.82%              1.98%
             TOTAL                                  50.00%             50.00%             50.00%



                                       54




 Option 3     AT LEAST 50% IN ONE OR MORE OF THE FOLLOWING:
                SunAmerica Dynamic Allocation Portfolio
                SunAmerica Dynamic Strategy Portfolio
                Ultra Short Bond Portfolio
              UP TO 50% IN ACCORDANCE WITH THE REQUIREMENTS OUTLINE IN THE TABLE BELOW:





  INVESTMENT       INVESTMENT                  VARIABLE PORTFOLIOS
     GROUP         REQUIREMENT                AND/OR FIXED ACCOUNTS
A. NON            Minimum 0%      PREMIER PORTFOLIOS
  RESTRICTED      Maximum 50%     Fidelity VIP Investment Grade Bond
                                  SEASONS STRATEGIES
                                  Growth Strategy
                                  Moderate Growth Strategy
                                  Balanced Growth Strategy
                                  Conservative Growth Strategy
                                  SELECT PORTFOLIOS
                                  Diversified Fixed Income Portfolio
                                  Real Return Portfolio
                                  Ultra Short Bond Portfolio
                                  MANAGED ALLOCATION PORTFOLIOS
                                  Managed Allocation Moderate Growth Portfolio
                                  Managed Allocation Moderate Portfolio
                                  Managed Allocation Balanced Portfolio
                                  FIXED ACCOUNTS (IF AVAILABLE)
                                  1-Year Fixed
B. EQUITY         Minimum 0%      PREMIER PORTFOLIOS
  MAXIMUM        Maximum 7.5%     American Funds Growth SAST
                                  American Funds Global Growth SAST
                                  American Funds Growth-Income SAST
                                  Fidelity VIP Overseas
                                  Fidelity VIP Contrafund
                                  Fidelity VIP Mid Cap
                                  Fidelity VIP Equity-Income
                                  T. Rowe Price Blue Chip Growth II
                                  T. Rowe Price Equity Income II
                                  SELECT PORTFOLIOS
                                  Large Cap Growth Portfolio
                                  Large Cap Value Portfolio
                                  Mid Cap Growth Portfolio
                                  Mid Cap Value Portfolio
                                  Small Cap Portfolio
                                  International Equity Portfolio
                                  FOCUSED PORTFOLIOS
                                  SA Columbia Focused Growth Portfolio
                                  SA Columbia Focused Value Portfolio




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                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.

You designate your Beneficiary(ies) who will receive any death benefit payments. You may change the Beneficiary at any time. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. Joint Annuitants, if any, when the Owner is a non-natural person shall be each other's sole Beneficiary, except when the Owner is a charitable remainder trust. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.

If the contract is owned by a trust or any other non-natural person, we will treat the death of the Primary Annuitant as the death of any Owner.

If any contract is owned by a trust, whether as an agent for a natural person or otherwise, you should consider the contractual provisions that apply, including provisions that apply in the event of the death or change of an Annuitant, in determining whether the contract is an appropriate trust investment. You may wish to consult with your tax and/or legal adviser.


                                       55



We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death in Good Order. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next NYSE business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the a money market or similar portfolio, or available Fixed Account by contacting the Annuity Service Center. We consider due proof of death in Good Order to be satisfactory written proof of death which may include: (1) a certified copy of the death certificate; (2) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death.

For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same Owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

Effective January 15, 2016, if you have elected a living benefit feature, we will not accept subsequent Purchase Payments on or after the 5th contract anniversary from your contract issue date.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death received by us in Good Order, we pay a lump sum death benefit by check to the Beneficiary's address of record, unless otherwise required by state law.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.


If the Beneficiary is the spouse of a deceased Owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.


BENEFICIARY CONTINUATION PROGRAMS

EXTENDED LEGACY PROGRAM

The Extended Legacy Program, if available, can allow a Beneficiary to an existing contract issued by the Company to take the death benefit amount in the form of withdrawals over a longer period of time, with the flexibility to withdraw more than the IRS required minimum distribution. The Beneficiary may elect the Extended Legacy Program on the Death Claim Form. The Extended Legacy Guide includes important information regarding the program offered to Beneficiaries on or after September 20, 2010. The Extended Legacy Guide may be requested from the Annuity Service Center.

We will send the Beneficiary a prospectus which describes the investment options and administrative features available under the Extended Legacy Program along with the Extended Legacy Guide. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased. Upon election of the Extended Legacy Program, the contract continues in the original Owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy Program if he/she has already elected another settlement option.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

There are certain restrictions applicable to the Extended Legacy Program. The Extended Legacy Program cannot be elected with rollover contracts from other companies. No Purchase Payments are permitted. Living Benefits and Death Benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted. In the event of the Beneficiary's death, any remaining contract value will be paid to the person(s) named by the Beneficiary. The contract may not be assigned and ownership may not be changed or jointly owned.

We may offer Variable Portfolios currently available under the Separate Account to the Beneficiary upon election of the Extended Legacy Program. These Variable Portfolios may differ from those available to the original Owner; in addition, the Variable Portfolios may be of a different share class subject to higher 12b-1 fees. The Beneficiary may transfer funds among the Variable Portfolios. Any Fixed


                                       56



Accounts that may have been available to the original Owner will no longer be available for investment to the Beneficiary.

If the Beneficiary elects the Extended Legacy Program, we will charge a lower annual Separate Account Charge of 1.15%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges. Additionally, the Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.

Beneficiaries that elected the Extended Legacy Program prior to September 20, 2010 will continue to be charged the same Separate Account Charge as described above under SEPARATE ACCOUNT CHARGES and will continue to be offered the same Variable Portfolios as the original Owner.


5-YEAR SETTLEMENT OPTION

The Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed by December 31st of the year containing the fifth anniversary of death. For IRAs, the 5-year settlement option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).

PLEASE CONSULT A QUALIFIED ADVISER REGARDING TAX IMPLICATIONS ABOUT YOUR PARTICULAR CIRCUMSTANCES IF YOU ARE CONSIDERING ONE OF THESE BENEFICIARY CONTINUATION OPTIONS.


DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.

The term "Withdrawal Adjustment" is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday. We will not accept subsequent Purchase Payments on or after the fifth contract anniversary if you have elected a Living Benefit feature.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether you have also elected one of the Living Benefits described above.


STANDARD DEATH BENEFIT

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED AFTER MAY 1, 2009.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITHOUT ELECTION OF A LIVING
BENEFIT:

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   Net Purchase Payments.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   The lesser of:

          a.  Net Purchase Payments; or

          b.  125% of Contract value.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITH ELECTION OF A LIVING
BENEFIT:

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   Purchase Payment reduced by:

          a. any Withdrawal Adjustments, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for


                                       57



              any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   The lesser of:

          a.  Net Purchase Payments; or

          b.  125% of Contract value.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   Net Purchase Payments.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   The lesser of:

          a.  Net Purchase Payments; or

          b.  125% of Contract value.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 1, 2004.

The standard death benefit on your contract, if you are age 74 or younger at the time of death, is the greater of:

     1.   Contract value.

     2. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or

If you are age 75 or older at the time of death, the death benefit is the greater of:

     1.   Contract value.

     2. Net Purchase Payments compounded at a 3% annual growth rate from date of issue until the your 75th birthday, plus any Purchase Payments recorded after the 75th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or

OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT

THE FOLLOWING IS A DESCRIPTION OF THE COMBINATION HV & ROLL-UP DEATH BENEFIT FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.

IF YOU ELECT THE COMBINATION HV & ROLL-UP DEATH BENEFIT, YOU MAY NOT ELECT THE MAXIMUM ANNIVERSARY VALUE AND ESTATEPLUS DEATH BENEFITS AND/OR A LIVING BENEFIT OR ANY AVAILABLE FIXED ACCOUNT(S). For an additional fee, you may elect the optional Combination HV & Roll-Up death benefit which can provide greater protection for your Beneficiaries. You may only elect this death benefit at the time you purchase your contract and once elected, the Owner cannot change the election thereafter at any time. The fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolios. You may pay for this optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Combination HV & Roll-Up death benefit can only be elected prior to your 76th birthday at contract issue.

Please note that this feature may not be available through the broker-dealer with which your financial representative is affiliated.

The death benefit is the greatest of:

     1.   Contract value; or


     2. The Maximum anniversary value on any contract anniversary prior to the earlier of your 85th birthday or date of death, adjusted for any Net Purchase Payments since that anniversary. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.


     3. Net Purchase Payments received prior to your 80th birthday accumulated at 5% through the earliest of:

            (a)        15 years after the contract date; or

            (b)        The day before your 80th birthday; or

            (c)        The date of death,

            adjusted for Net Purchase Payments received after the timeframes outlined in (a)-(c). Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.


OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.

For an additional fee, you may elect the optional Maximum Anniversary Value death benefit described below which can provide greater protection for your beneficiaries. You may only elect the optional Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee


                                       58



for the optional Maximum Anniversary Value death benefit is 0.15% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 83rd birthday.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Purchase Payments reduced by:

          a. any Withdrawal Adjustments, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death and reduced by:

          a. any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or

          b. any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The Anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

THE FOLLOWING IS APPLICABLE TO THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2007.

Under the Maximum Anniversary Value option, if you die on or after your 90th birthday, the death benefit is equal to your contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of death.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.


If you are age 90 or older at the time of death and you had selected the Maximum Anniversary Value death benefit option, the death benefit will be equal to your contract value. Therefore, your Beneficiary will not receive any benefit from the Maximum Anniversary Value death benefit option.



OPTIONAL PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT

THE FOLLOWING IS A DESCRIPTION OF THE PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.


                                       59



If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

     1.   Contract value; or

     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or

     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

THE FOLLOWING IS A DESCRIPTION OF THE 5% ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.

The death benefit is the greater of:

     1.   Contract value; or

     2. Net Purchase Payments compounded to the earlier of the 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.


If you die after the Latest Annuity Date and you selected the 5% Accumulation option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your Beneficiary will not receive any benefit from the 5% Accumulation death benefit option.



OPTIONAL ESTATEPLUS BENEFIT

EstatePlus ("Earnings Advantage" for contracts issued prior to August 2, 2004), an optional earnings enhancement death benefit, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you were age 81 or older at the time we issued your contract. EstatePlus is not available if you elected the Combination HV & Roll-Up death benefit.

If you purchased your contract prior to August 2, 2004, you were not charged a fee for the Earnings Advantage benefit. It was included in the Seasons Estate Advantage which offered you a choice between the Maximum Anniversary Value or 5% Accumulation death benefit options for a fee of 0.25% of the average daily ending net asset value allocated to the Variable Portfolios.

In order to elect EstatePlus, you must have also elected the optional Maximum Anniversary Value death benefit described above.

You must elect EstatePlus at the time we issued your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage" or "Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit" or "Maximum Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:


 CONTRACT YEAR        ESTATEPLUS              MAXIMUM
    OF DEATH          PERCENTAGE         ESTATEPLUS BENEFIT
 Years 0 - 4      25% of Earnings     40% of Net Purchase
                                      Payments* (25% for
                                      contracts issued prior
                                      to 8/2/04)
 Years 5 - 9      40% of Earnings     65% of Net Purchase
                                      Payments* (40% for
                                      contracts issued prior
                                      to 8/2/04)
 Years 10+        50% of Earnings     75% of Net Purchase
                                      Payments* (50% for
                                      contracts issued prior
                                      to 8/2/04)


The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:



 CONTRACT YEAR        ESTATEPLUS             MAXIMUM
    OF DEATH          PERCENTAGE       ESTATEPLUS BENEFIT
 All Contract     25% of Earnings     40% of Net Purchase
 Years                                Payments*

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.


What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.


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What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.


What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated.

A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. PLEASE SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract.

Non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract.

If the Continuing Spouse terminates the optional Combination HV & Roll-Up death benefit on the Continuation Date, no optional Combination HV & Roll-Up death benefit will be payable to the Continuing Spouse's Beneficiary. The Continuing Spouse may not terminate the optional Maximum Anniversary Value or Purchase Payment Accumulation death benefits.

To the extent that the Continuing Spouse invests in the Variable Portfolios, he/she will be subject to investment risk as was the original Owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date ("Continuation Contribution"), if any. We will add any Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.

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                                    EXPENSES
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There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as the Separate Account Charge or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment advisor and/or subadvisors (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.


SEPARATE ACCOUNT CHARGES

The annualized Separate Account Charge is 1.40% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company


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for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract. Withdrawal Charges reimburse us for the cost of contract sales, expenses associated with issuing your contract and other acquisition expenses.

We apply a withdrawal charge schedule against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 9 complete years if you elected to participate in the Seasons Rewards program, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedules are as follows:


WITHDRAWAL CHARGE WITHOUT THE ELECTION OF THE SEASONS REWARDS PROGRAM:


YEARS SINCE
PURCHASE PAYMENT
RECEIPT                1    2    3    4    5    6    7   8+
 WITHDRAWAL CHARGE   7%   6%   6%   5%   4%   3%   2%   0%

WITHDRAWAL CHARGE WITH ELECTION OF THE SEASONS REWARDS PROGRAM:


YEARS SINCE
PURCHASE PAYMENT
RECEIPT                1    2    3    4    5    6    7    8    9   10+
 WITHDRAWAL CHARGE   9%   8%   7%   6%   6%   5%   4%   3%   2%    0%

These higher potential withdrawal charges for the Seasons Rewards program may compensate us for the expenses associated with the program.

The Seasons Rewards program is designed for long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, other than the withdrawal charge, no other fees or charges are higher if you elect Seasons Rewards than the contract without an election of this program.

If you participate in the Seasons Rewards program, you will not receive any deferred Payment Enhancement if you fully withdraw a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement.

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest, which means the Purchase Payments that have the lowest Withdrawal Charge percentages. However, for tax purposes, per IRS requirements, your withdrawals are considered as coming first from taxable earnings, then from Purchase Payments, which are not taxable if your contract is Non-Qualified. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.


UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. The Accumulation Unit value for Variable Portfolios that invest in Feeder Funds also will reflect the investment management fee and other expenses of the corresponding Master Fund in which the Feeder Funds invest. These fees may vary. They are not fixed or specified in your annuity contract, rather the fees are set by the Underlying Funds' own board of directors.


12b-1 FEES

Underlying Fund shares are subject to a fee of 0.25% imposed under a servicing plan adopted by Seasons Series Trust, SunAmerica Series Trust, Fidelity(R) Variable Insurance Products and T. Rowe Price Equity Series, Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Managed Allocation Portfolios do not directly impose a 12b-1 fee, but do invest in certain Underlying


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Funds, and thus, indirectly bear the expenses of those Underlying Funds including the 12b-1 fees.


The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract Owners who are indirect beneficial Owners of these shares and for maintaining contract Owner accounts.


There are deductions from and expenses paid out of the assets of each Underlying Fund. DETAILED INFORMATION ABOUT THESE DEDUCTIONS AND EXPENSES CAN BE FOUND IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS.


CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

PLEASE SEE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR THE STATE-SPECIFIC CONTRACT MAINTENANCE FEE.


TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.


OPTIONAL LIVING BENEFITS FEES

Please see FEE TABLE above for a description of the optional living benefit fees offered over time in this contract.


OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT FEE

The annualized fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolio(s).


OPTIONAL ENHANCED DEATH BENEFIT

The annualized fee for the optional death benefit is 0.15% of the average daily ending net asset value allocated to the Variable Portfolio(s). This enhanced death benefit fee applies to the Maximum Anniversary Value death benefit option or Purchase Payment Accumulation death benefit option issued to contracts on or after August 2, 2004.

If you purchased your contract prior to August 2, 2004, the enhanced death benefit option on your contracts was called Seasons Estate Advantage. Seasons Estate Advantage offered the choice between the Maximum Anniversary Value or 5% Accumulation death benefit options along with the Earnings Advantage death benefit for a fee of 0.25% of the average daily ending net asset value allocated to the Variable Portfolios.


OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s). There is no fee applicable for this benefit ("Earnings Advantage") for contracts issued prior to August 2, 2004.


PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.


REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the


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Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be 6.00% (4.00% if you elected Seasons Rewards) of the initial Purchase Payment.

Certain broker-dealers may limit crediting this additional amount to employees only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

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           PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT
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PAYMENTS WE MAKE


We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of affiliated and unaffiliated broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 7.75% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually for the life of the contract.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.


We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2016 in the Statement of Additional Information which is available upon request.


NON-CASH COMPENSATION. Some registered representatives and their supervisors may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. YOU SHOULD DISCUSS WITH YOUR SELLING FIRM AND/OR REGISTERED REPRESENTATIVE HOW THEY ARE


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COMPENSATED FOR SALES OF A CONTRACT AND/OR ANY RESULTING REAL OR PERCEIVED CONFLICTS OF INTEREST. YOU MAY WISH TO TAKE SUCH REVENUE SHARING ARRANGEMENTS INTO ACCOUNT WHEN CONSIDERING OR EVALUATING ANY RECOMMENDATION RELATING TO THIS CONTRACT.


PAYMENTS WE RECEIVE

We and our affiliates may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisors, subadvisors and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that pay us higher amounts. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We and our affiliates generally receive three kinds of payments described below.

RULE 12B-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% of the average daily net assets in certain Underlying Funds, including the Feeder Funds that are attributable to the contract and to certain other variable insurance products that we and our affiliates issue. Rule 12b-1 fees and service fees paid out of Underlying Fund assets will reduce the amount of assets that otherwise would be available for investment, and reduce the Underlying Fund's investment return. The dollar-amount of asset-based payments we receive from the Underlying Funds is not set and will fluctuate over time depending on the Underlying Funds' net asset value and the amount of assets invested.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.525% annually based on assets under management from certain Trusts' investment advisors, subadvisors and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the profits the investment advisor realizes on the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. The payments we receive are generally based on assets under management from certain Trusts' investment advisors or their affiliates and vary by Trust. Some investment advisors, subadvisors and/or distributors (or affiliates thereof) pay us more than others. The amount may be significant. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisors, subadvisors and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisors, subadvisors and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the advisor's, subadvisor's or distributor's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisors, subadvisors and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

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                             ANNUITY INCOME OPTIONS
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THE INCOME PHASE


WHAT IS THE INCOME PHASE?

During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.

BEGINNING THE INCOME PHASE IS AN IMPORTANT EVENT. YOU HAVE DIFFERENT OPTIONS AVAILABLE TO YOU. YOU SHOULD DISCUSS YOUR OPTIONS WITH YOUR FINANCIAL REPRESENTATIVE AND/OR TAX ADVISER SO THAT TOGETHER YOU MAY MAKE THE BEST DECISION FOR YOUR PARTICULAR CIRCUMSTANCES.


WHEN DOES THE INCOME PHASE BEGIN?

Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.

If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date. Your Latest Annuity Date is defined as the later of the first NYSE business day of the month following your 95th birthday or 10 years after your contract issue date, whichever is later. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth.


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HOW DO I ELECT TO BEGIN THE INCOME PHASE?

You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.


WHAT IS THE IMPACT ON THE LIVING AND DEATH BENEFITS IF I ANNUITIZE?

Upon annuitizing the contract, the death benefit will terminate. In addition, upon annuitizing, any guaranteed withdrawals under a Living Benefit feature will cease and will be replaced by the annuity income payments. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under a Living Benefit feature, your remaining payments under the Living Benefit feature will be paid to you as an annuity. PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE.


ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.

If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.

If you elect a lifetime based annuity income option without a guaranteed period, your annuity income payments depend on longevity only. That means that you may potentially only live long enough to receive one annuity income payment.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.


ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.


ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.


ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.


ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. Upon your request, the contract may be commuted if a period certain annuitization income option has been elected. The amount available upon such redemption would be the discounted present value of any remaining guaranteed annuity income payments that would reflect the fluctuating trading costs for liquidating the securities in place to pay for these contractual obligations. The detrimental impact depends on the nature of the securities (and which may include short-term, medium term, and/or long-term investments) resulting in varying losses to the Company.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which


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includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.


FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed and may fluctuate as described under ANNUITY INCOME PAYMENTS below.


ANNUITY INCOME PAYMENTS


We make annuity income payments on a monthly, quarterly, semi-annual or annual basis as elected by you. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.


If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     o for life income options, your age when annuity income payments begin; and

     o the contract value attributable to the Variable Portfolios on the Annuity Date; and

     o the 3.5% assumed investment rate used in the annuity table for the contract; and

     o the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of fixed annuity income payments, if elected, will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.


TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.


DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                     TAXES
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THE CONTRACTS PROVIDE TAX-DEFERRED ACCUMULATION OVER TIME, BUT MAY BE SUBJECT TO CERTAIN FEDERAL INCOME AND EXCISE TAXES, MENTIONED BELOW. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DETAILS. SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE ("IRC"). WE DO NOT ATTEMPT TO DESCRIBE ANY POTENTIAL ESTATE OR GIFT TAX, OR ANY APPLICABLE STATE, LOCAL OR FOREIGN TAX LAW OTHER THAN POSSIBLE PREMIUM TAXES MENTIONED UNDER "PREMIUM TAX CHARGE." DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLANS AND PROGRAMS ARE INTENDED FOR GENERAL INFORMATIONAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES.


ANNUITY CONTRACTS IN GENERAL

The IRC provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investment arrangements that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial


                                       67



account. Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under an employer-sponsored retirement plan, or an Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your Non-Qualified contract.

If you purchase your contract under a qualified employer-sponsored retirement plan or an IRA, your contract is referred to as a Qualified contract.


Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.



AGGREGATION OF CONTRACTS

Federal tax rules generally require that all Non-Qualified contracts issued by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.


TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     o     after attaining age 59 1/2;

     o     when paid to your Beneficiary after you die;

     o     after you become disabled (as defined in the IRC);

     o when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     o     under an immediate annuity contract;

     o when attributable to Purchase Payments made prior to August 14, 1982.


On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an Owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange").


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS


Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer's plan or contributed to a Roth IRA or non-deductible traditional IRA.


The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     o     after attainment of age 59 1/2;

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     o     when paid to your Beneficiary after you die;

     o     after you become disabled (as defined in the IRC);

     o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     o dividends paid with respect to stock of a corporation described in IRC Section 404(k);

     o for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     o transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     o for payment of health insurance if you are unemployed and meet certain requirements;

     o distributions from IRAs for qualifying higher education expenses or first home purchases, with certain limitations;

     o amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;

     o payments to certain individuals called up for active duty after September 11, 2001; and

     o payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.


The IRC limits the withdrawal of an employee's elective deferral Purchase Payments from a Tax-Sheltered Annuity (TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner: (1) reaches age 59 1/2;
(2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the
IRC). In the case of hardship, the Owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.


Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) contracts. You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.


REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. If you choose to delay your first distribution until the year after the year in which you reach 70 1/2 or


                                       69



sever employment, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information. You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated required minimum distribution at any time by sending a written request to our Annuity Service Center. Upon notification of your death, we will terminate the automated required minimum distribution unless your Beneficiary instructs us otherwise. We reserve the right to change or discontinue this service at any time.

IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.


TAX TREATMENT OF DEATH BENEFITS

The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.


Enhanced death benefits are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the Owner is under 59 1/2, unless another exception applies.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the Owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.



TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.


CONTRACTS OWNED BY A TRUST OR CORPORATION


A Trust or Corporation or other Owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser.

Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the Owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of



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the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.


FOREIGN ACCOUNT TAX COMPLIANCE ("FATCA")

A Contract Owner who is not a "United States person" which is defined to mean:

     o     a citizen or resident of the United States

     o a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia

     o any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8 BEN-E, Form W-8 IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, the Form W-8 BEN-E, is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. An entity, for this purpose, will be considered a foreign entity unless it provide an applicable such withholding certifications to the contrary. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or acceptable substitute form.


OTHER WITHHOLDING TAX

A Contract Owner that is not exempt from United States federal withholding tax should consult its tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.


DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.


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THE DISTRIBUTOR



AIG Capital Services, Inc., 21650 Oxnard Street, Suite 750 Woodland Hills, CA 91367-4997, distributes the contracts. AIG Capital Services, Inc., an indirect, wholly-owned subsidiary of AGL, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"). No underwriting fees are retained by AIG Capital Services, Inc. in connection with the distribution of the contracts.



THE COMPANY

American General Life Insurance Company ("AGL") is a stock life insurance company organized under the laws of the state of Texas on April 11, 1960. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Effective December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), a former affiliate of AGL, merged with and into AGL ("Merger"). Before the Merger, contracts in all states except New York were issued by SunAmerica Annuity. Upon the Merger, all contractual obligations of SunAmerica Annuity became obligations of AGL.

The Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from SunAmerica Annuity to AGL. The Merger also did not result in any adverse tax consequences for any contract Owners.


OWNERSHIP STRUCTURE OF THE COMPANY

AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.


AGL is regulated for the benefit of policy Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.


AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.


OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.

The Company is exposed to market risk, interest rate risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the Company's financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.


The Company is regulated for the benefit of contract Owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.



THE SEPARATE ACCOUNT

Before December 31, 2012, Variable Annuity Account Five was a separate account of SunAmerica Annuity, originally established under Arizona law on July 8, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, Variable Annuity Account Five was transferred to and became a separate account of AGL under Texas law. It


                                       72



may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.


THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

CONTRACTS ISSUED ON OR PRIOR TO DECEMBER 29, 2006 WERE ISSUED WITH A GUARANTEE (THE "GUARANTEE") BY AMERICAN HOME ASSURANCE COMPANY (THE "GUARANTOR"). PLEASE SEE APPENDIX E FOR MORE INFORMATION.


FINANCIAL STATEMENTS

The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.


THE COMPANY AND SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. If your contract is covered by the Guarantee, financial statements of the Guarantor are also provided in relation to its ability to meet its obligations under the Guarantee; please see Appendix E for more information.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account and BAD
CHARACTERGuarantor, if applicable, are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract Owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial Center, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:


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By Mail:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862


ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, if available, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.


BUSINESS DISRUPTION AND CYBER SECURITY RISKS

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit Values ("AUVs"), cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.


LEGAL PROCEEDINGS


There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various lawsuits against the Company have arisen in the ordinary course of business. As of April 21, 2017, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.



REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its General Account, American Home, if your contract is covered by the Guarantee, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.


                                       74

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--------------------------------------------------------------------------------
                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. The table of contents of the SAI is listed below.

Separate Account and the Company

General Account

Master-Feeder Structure

Performance Data

Annuity Income Payments

Annuity Unit Values

Taxes

Broker-Dealer Firms Receiving Revenue Sharing Payments

Distribution of Contracts

Financial Statements

                                       75

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--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIER PORTFOLIOS



                                                                   FISCAL      FISCAL         FISCAL
                                                      INCEPTION     YEAR        YEAR           YEAR
                                                          TO       ENDED       ENDED          ENDED
VARIABLE PORTFOLIO                                     4/30/07    4/30/08     4/30/09        4/30/10
==================================================== =========== ========= ============= ===============
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
American Funds Global Growth SAST (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)N/A      (a)N/A    (a)$11.748    (a)$7.626
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$7.687
 Ending AUV......................................... (a)N/A      (a)N/A    (a)$7.626     (a)$10.433
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$10.183
 Ending Number of AUs............................... (a)N/A      (a)N/A    (a)224,235    (a)357,505
                                                     (b)N/A      (b)N/A    (b)N/A        (b)156

-----------------------------------------------------
American Funds Growth SAST (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)N/A      (a)N/A    (a)$11.139    (a)$6.837
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$6.776
 Ending AUV......................................... (a)N/A      (a)N/A    (a)$6.837     (a)$9.405
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$9.177
 Ending Number of AUs............................... (a)N/A      (a)N/A    (a)125,432    (a)188,378
                                                     (b)N/A      (b)N/A    (b)N/A        (b)2,175

-----------------------------------------------------
American Funds Growth-Income SAST (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)N/A      (a)N/A    (a)$10.694    (a)$6.862
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$6.804
 Ending AUV......................................... (a)N/A      (a)N/A    (a)$6.862     (a)$9.120
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$8.898
 Ending Number of AUs............................... (a)N/A      (a)N/A    (a)163,350    (a)262,321
                                                     (b)N/A      (b)N/A    (b)N/A        (b)658

-----------------------------------------------------
SunAmerica Dynamic Allocation (Inception Date: 05/01/13)
 Beginning AUV...................................... (a)N/A      (a)N/A    (a)N/A        (a)N/A
                                                     (b)N/A      (b)N/A    (b)N/A        (b)N/A
 Ending AUV......................................... (a)N/A      (a)N/A    (a)N/A        (a)N/A
                                                     (b)N/A      (b)N/A    (b)N/A        (b)N/A
 Ending Number of AUs............................... (a)N/A      (a)N/A    (a)N/A        (a)N/A
                                                     (b)N/A      (b)N/A    (b)N/A        (b)N/A

-----------------------------------------------------
SunAmerica Dynamic Strategy (Inception Date: 05/01/13)
 Beginning AUV...................................... (a)N/A      (a)N/A    (a)N/A        (a)N/A
                                                     (b)N/A      (b)N/A    (b)N/A        (b)N/A
 Ending AUV......................................... (a)N/A      (a)N/A    (a)N/A        (a)N/A
                                                     (b)N/A      (b)N/A    (b)N/A        (b)N/A
 Ending Number of AUs............................... (a)N/A      (a)N/A    (a)N/A        (a)N/A
                                                     (b)N/A      (b)N/A    (b)N/A        (b)N/A

-----------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES
Fidelity VIP Contrafund(R) (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)N/A      (a)N/A    (a)$10.000    (a)$6.096
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$6.096
 Ending AUV......................................... (a)N/A      (a)N/A    (a)$6.096     (a)$8.552
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$8.449
 Ending Number of AUs............................... (a)N/A      (a)N/A    (a)187,701    (a)287,137
                                                     (b)N/A      (b)N/A    (b)N/A        (b)2,411

-----------------------------------------------------
Fidelity VIP Equity-Income (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)N/A      (a)N/A    (a)$10.000    (a)$5.678
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$5.771
 Ending AUV......................................... (a)N/A      (a)N/A    (a)$5.678     (a)$8.078
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$7.983
 Ending Number of AUs............................... (a)N/A      (a)N/A    (a)315,028    (a)424,112
                                                     (b)N/A      (b)N/A    (b)N/A        (b)273

-----------------------------------------------------
Fidelity VIP Investment Grade Bond (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)N/A      (a)N/A    (a)$10.000    (a)$9.775
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$9.788
 Ending AUV......................................... (a)N/A      (a)N/A    (a)$9.775     (a)$11.128
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$10.885
 Ending Number of AUs............................... (a)N/A      (a)N/A    (a)716,371    (a)1,046,257
                                                     (b)N/A      (b)N/A    (b)N/A        (b)651

-----------------------------------------------------



                                                          FISCAL          FISCAL          FISCAL          FISCAL
                                                           YEAR            YEAR            YEAR            YEAR
                                                          ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                                       4/30/11         4/30/12         4/30/13         4/30/14
==================================================== =============== =============== =============== ===============
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
American Funds Global Growth SAST (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$10.433      (a)$12.329      (a)$11.541      (a)$13.310
                                                     (b)$10.183      (b)$11.955      (b)$11.119      (b)$12.741
 Ending AUV......................................... (a)$12.329      (a)$11.541      (a)$13.310      (a)$15.210
                                                     (b)$11.955      (b)$11.119      (b)$12.741      (b)$13.061
 Ending Number of AUs............................... (a)348,252      (a)332,381      (a)297,700      (a)226,391
                                                     (b)0            (b)0            (b)0            (b)0

-----------------------------------------------------
American Funds Growth SAST (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$9.405       (a)$11.199      (a)$11.070      (a)$12.255
                                                     (b)$9.177       (b)$10.854      (b)$10.660      (b)$11.726
 Ending AUV......................................... (a)$11.199      (a)$11.070      (a)$12.255      (a)$14.200
                                                     (b)$10.854      (b)$10.660      (b)$11.726      (b)$13.498
 Ending Number of AUs............................... (a)193,395      (a)178,096      (a)161,950      (a)123,350
                                                     (b)1,093        (b)1,175        (b)1,130        (b)1,066

-----------------------------------------------------
American Funds Growth-Income SAST (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$9.120       (a)$10.194      (a)$10.192      (a)$11.820
                                                     (b)$8.898       (b)$9.885       (b)$9.819       (b)$11.315
 Ending AUV......................................... (a)$10.194      (a)$10.192      (a)$11.820      (a)$14.114
                                                     (b)$9.885       (b)$9.819       (b)$11.315      (b)$13.423
 Ending Number of AUs............................... (a)263,666      (a)250,888      (a)224,427      (a)171,488
                                                     (b)1,207        (b)1,275        (b)1,168        (b)1,085

-----------------------------------------------------
SunAmerica Dynamic Allocation (Inception Date: 05/01/13)
 Beginning AUV...................................... (a)N/A          (a)N/A          (a)N/A          (a)N/A
                                                     (b)N/A          (b)N/A          (b)N/A          (b)N/A
 Ending AUV......................................... (a)N/A          (a)N/A          (a)N/A          (a)$12.055
                                                     (b)N/A          (b)N/A          (b)N/A          (b)$12.096
 Ending Number of AUs............................... (a)N/A          (a)N/A          (a)N/A          (a)1,078,867
                                                     (b)N/A          (b)N/A          (b)N/A          (b)1,388,797

-----------------------------------------------------
SunAmerica Dynamic Strategy (Inception Date: 05/01/13)
 Beginning AUV...................................... (a)N/A          (a)N/A          (a)N/A          (a)$--
                                                     (b)N/A          (b)N/A          (b)N/A          (b)$--
 Ending AUV......................................... (a)N/A          (a)N/A          (a)N/A          (a)$11.999
                                                     (b)N/A          (b)N/A          (b)N/A          (b)$12.031
 Ending Number of AUs............................... (a)N/A          (a)N/A          (a)N/A          (a)1,079,347
                                                     (b)N/A          (b)N/A          (b)N/A          (b)1,270,642

-----------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES
Fidelity VIP Contrafund(R) (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$8.552       (a)$10.036      (a)$9.920       (a)$11.055
                                                     (b)$8.449       (b)$9.852       (b)$9.671       (b)$10.704
 Ending AUV......................................... (a)$10.036      (a)$9.920       (a)$11.055      (a)$13.175
                                                     (b)$9.852       (b)$9.671       (b)$10.704      (b)$12.675
 Ending Number of AUs............................... (a)293,129      (a)293,121      (a)247,376      (a)209,933
                                                     (b)1,212        (b)1,281        (b)1,220        (b)1,141

-----------------------------------------------------
Fidelity VIP Equity-Income (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$8.078       (a)$9.214       (a)$9.149       (a)$10.909
                                                     (b)$7.983       (b)$9.100       (b)$9.060       (b)$10.506
 Ending AUV......................................... (a)$9.214       (a)$9.149       (a)$10.909      (a)$12.549
                                                     (b)$9.100       (b)$9.060       (b)$10.506      (b)$10.663
 Ending Number of AUs............................... (a)385,348      (a)352,515      (a)313,894      (a)221,905
                                                     (b)0            (b)0            (b)0            (b)0

-----------------------------------------------------
Fidelity VIP Investment Grade Bond (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$11.128      (a)$11.651      (a)$12.275      (a)$12.660
                                                     (b)$10.885      (b)$11.303      (b)$11.794      (b)$12.029
 Ending AUV......................................... (a)$11.651      (a)$12.275      (a)$12.660      (a)$12.448
                                                     (b)$11.303      (b)$11.794      (b)$12.029      (b)$11.987
 Ending Number of AUs............................... (a)1,099,364    (a)1,060,727    (a)1,062,606    (a)792,012
                                                     (b)0            (b)0            (b)0            (b)0

-----------------------------------------------------



                                                                          FISCAL         FISCAL
                                                         8 MONTHS          YEAR           YEAR
                                                          ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                                       12/31/14        12/31/15       12/31/16
==================================================== =============== =============== ==============
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
American Funds Global Growth SAST (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$15.210      (a)$15.699      (a)$16.512
                                                     (b)$13.061      (b)$14.865      (b)$15.534
 Ending AUV......................................... (a)$15.699      (a)$16.512      (a)$16.338
                                                     (b)$14.865      (b)$15.534      (b)$15.271
 Ending Number of AUs............................... (a)187,572      (a)156,485      (a)129,720
                                                     (b)0            (b)0            (b)0

-----------------------------------------------------
American Funds Growth SAST (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$14.200      (a)$15.333      (a)$16.109
                                                     (b)$13.498      (b)$14.512      (b)$15.148
 Ending AUV......................................... (a)$15.333      (a)$16.109      (a)$17.344
                                                     (b)$14.512      (b)$15.148      (b)$16.204
 Ending Number of AUs............................... (a)102,666      (a)79,720       (a)71,537
                                                     (b)1,000        (b)884          (b)835

-----------------------------------------------------
American Funds Growth-Income SAST (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$14.114      (a)$15.201      (a)$15.164
                                                     (b)$13.423      (b)$14.394      (b)$14.266
 Ending AUV......................................... (a)$15.201      (a)$15.164      (a)$16.630
                                                     (b)$14.394      (b)$14.266      (b)$15.544
 Ending Number of AUs............................... (a)165,298      (a)148,602      (a)123,485
                                                     (b)1,009        (b)938          (b)870

-----------------------------------------------------
SunAmerica Dynamic Allocation (Inception Date: 05/01/13)
 Beginning AUV...................................... (a)$12.055      (a)$12.458      (a)$11.634
                                                     (b)$12.096      (b)$12.513      (b)$11.703
 Ending AUV......................................... (a)$12.458      (a)$11.634      (a)$11.972
                                                     (b)$12.513      (b)$11.703      (b)$12.061
 Ending Number of AUs............................... (a)1,246,786    (a)1,217,827    (a)1,112,883
                                                     (b)1,638,238    (b)1,513,853    (b)1,329,634

-----------------------------------------------------
SunAmerica Dynamic Strategy (Inception Date: 05/01/13)
 Beginning AUV...................................... (a)$11.999      (a)$12.381      (a)$11.530
                                                     (b)$12.031      (b)$12.426      (b)$11.589
 Ending AUV......................................... (a)$12.381      (a)$11.530      (a)$11.938
                                                     (b)$12.426      (b)$11.589      (b)$12.017
 Ending Number of AUs............................... (a)1,201,328    (a)1,159,999    (a)1,073,345
                                                     (b)1,498,654    (b)1,379,941    (b)1,268,868

-----------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES
Fidelity VIP Contrafund(R) (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$13.175      (a)$14.386      (a)$14.245
                                                     (b)$12.675      (b)$13.779      (b)$13.555
 Ending AUV......................................... (a)$14.386      (a)$14.245      (a)$15.133
                                                     (b)$13.779      (b)$13.555      (b)$14.308
 Ending Number of AUs............................... (a)169,021      (a)147,696      (a)109,404
                                                     (b)1,054        (b)988          (b)945

-----------------------------------------------------
Fidelity VIP Equity-Income (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$12.549      (a)$13.042      (a)$12.315
                                                     (b)$10.663      (b)$12.425      (b)$11.657
 Ending AUV......................................... (a)$13.042      (a)$12.315      (a)$14.295
                                                     (b)$12.425      (b)$11.657      (b)$13.443
 Ending Number of AUs............................... (a)206,432      (a)179,715      (a)144,206
                                                     (b)0            (b)0            (b)0

-----------------------------------------------------
Fidelity VIP Investment Grade Bond (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$12.448      (a)$12.664      (a)$12.382
                                                     (b)$11.987      (b)$11.903      (b)$11.562
 Ending AUV......................................... (a)$12.664      (a)$12.382      (a)$12.757
                                                     (b)$11.903      (b)$11.562      (b)$11.836
 Ending Number of AUs............................... (a)703,372      (a)589,890      (a)562,308
                                                     (b)0            (b)0            (b)0

-----------------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                      A-1



                                                                   FISCAL      FISCAL        FISCAL         FISCAL
                                                      INCEPTION     YEAR        YEAR          YEAR           YEAR
                                                          TO       ENDED       ENDED          ENDED         ENDED
VARIABLE PORTFOLIO                                     4/30/07    4/30/08     4/30/09        4/30/10       4/30/11
==================================================== =========== ========= ============= ============== =============
Fidelity VIP Mid Cap (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)N/A      (a)N/A    (a)$10.000    (a)$6.656      (a)$9.552
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$6.592      (b)$9.423
 Ending AUV......................................... (a)N/A      (a)N/A    (a)$6.656     (a)$9.552      (a)$11.665
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$9.423      (b)$11.269
 Ending Number of AUs............................... (a)N/A      (a)N/A    (a)437,573    (a)645,426     (a)597,318
                                                     (b)N/A      (b)N/A    (b)N/A        (b)445         (b)0

-----------------------------------------------------
Fidelity VIP Overseas (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)N/A      (a)N/A    (a)$10.000    (a)$5.424      (a)$7.183
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$5.599      (b)$7.102
 Ending AUV......................................... (a)N/A      (a)N/A    (a)$5.424     (a)$7.183      (a)$8.862
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$7.102      (b)$8.759
 Ending Number of AUs............................... (a)N/A      (a)N/A    (a)331,182    (a)469,350     (a)442,305
                                                     (b)N/A      (b)N/A    (b)N/A        (b)248         (b)0

-----------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES
T. Rowe Price Blue Chip Growth II (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)N/A      (a)N/A    (a)$10.000    (a)$6.560      (a)$8.923
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$6.404      (b)$8.739
 Ending AUV......................................... (a)N/A      (a)N/A    (a)$6.560     (a)$8.923      (a)$10.398
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$8.739      (b)$10.099
 Ending Number of AUs............................... (a)N/A      (a)N/A    (a)75,477     (a)117,888     (a)126,566
                                                     (b)N/A      (b)N/A    (b)N/A        (b)110         (b)0

-----------------------------------------------------
T. Rowe Price Equity Income II (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)N/A      (a)N/A    (a)$10.000    (a)$6.209      (a)$8.799
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$6.232      (b)$8.655
 Ending AUV......................................... (a)N/A      (a)N/A    (a)$6.209     (a)$8.799      (a)$9.789
                                                     (b)N/A      (b)N/A    (b)N/A        (b)$8.655      (b)$9.565
 Ending Number of AUs............................... (a)N/A      (a)N/A    (a)302,702    (a)388,582     (a)399,336
                                                     (b)N/A      (b)N/A    (b)N/A        (b)869         (b)1,240

-----------------------------------------------------



                                                         FISCAL        FISCAL        FISCAL                      FISCAL
                                                          YEAR          YEAR          YEAR        8 MONTHS        YEAR
                                                         ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIO                                      4/30/12       4/30/13       4/30/14       12/31/14      12/31/15
==================================================== ============= ============= ============= ============= =============
Fidelity VIP Mid Cap (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$11.665    (a)$10.744    (a)$11.949    (a)$14.378    (a)$15.211
                                                     (b)$11.269    (b)$9.986     (b)$10.431    (b)$10.716    (b)$13.136
 Ending AUV......................................... (a)$10.744    (a)$11.949    (a)$14.378    (a)$15.211    (a)$14.755
                                                     (b)$9.986     (b)$10.431    (b)$10.716    (b)$13.136    (b)$12.660
 Ending Number of AUs............................... (a)557,843    (a)499,257    (a)353,536    (a)305,044    (a)249,630
                                                     (b)0          (b)0          (b)0          (b)0          (b)0

-----------------------------------------------------
Fidelity VIP Overseas (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$8.862     (a)$7.481     (a)$8.480     (a)$9.622     (a)$9.086
                                                     (b)$8.759     (b)$7.404     (b)$8.408     (b)$8.613     (b)$8.911
 Ending AUV......................................... (a)$7.481     (a)$8.480     (a)$9.622     (a)$9.086     (a)$9.255
                                                     (b)$7.404     (b)$8.408     (b)$8.613     (b)$8.911     (b)$9.018
 Ending Number of AUs............................... (a)433,913    (a)398,108    (a)270,391    (a)253,068    (a)202,905
                                                     (b)0          (b)0          (b)0          (b)0          (b)0

-----------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES
T. Rowe Price Blue Chip Growth II (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$10.398    (a)$11.426    (a)$12.253    (a)$15.041    (a)$16.760
                                                     (b)$10.099    (b)$11.059    (b)$11.888    (b)$12.237    (b)$16.085
 Ending AUV......................................... (a)$11.426    (a)$12.253    (a)$15.041    (a)$16.760    (a)$18.311
                                                     (b)$11.059    (b)$11.888    (b)$12.237    (b)$16.085    (b)$17.460
 Ending Number of AUs............................... (a)186,388    (a)161,095    (a)133,639    (a)106,353    (a)94,815
                                                     (b)0          (b)0          (b)0          (b)0          (b)0

-----------------------------------------------------
T. Rowe Price Equity Income II (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$9.789     (a)$9.732     (a)$11.497    (a)$13.288    (a)$13.791
                                                     (b)$9.565     (b)$9.450     (b)$11.092    (b)$12.736    (b)$13.161
 Ending AUV......................................... (a)$9.732     (a)$11.497    (a)$13.288    (a)$13.791    (a)$12.633
                                                     (b)$9.450     (b)$11.092    (b)$12.736    (b)$13.161    (b)$11.978
 Ending Number of AUs............................... (a)376,337    (a)367,320    (a)285,587    (a)252,976    (a)219,384
                                                     (b)1,312      (b)1,183      (b)1,150      (b)1,103      (b)1,118

-----------------------------------------------------



                                                        FISCAL
                                                         YEAR
                                                         ENDED
VARIABLE PORTFOLIO                                     12/31/16
==================================================== ============
Fidelity VIP Mid Cap (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$14.755
                                                     (b)$12.660
 Ending AUV......................................... (a)$16.286
                                                     (b)$13.882
 Ending Number of AUs............................... (a)205,305
                                                     (b)0

-----------------------------------------------------
Fidelity VIP Overseas (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$9.255
                                                     (b)$9.018
 Ending AUV......................................... (a)$8.645
                                                     (b)$8.370
 Ending Number of AUs............................... (a)190,172
                                                     (b)0

-----------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES
T. Rowe Price Blue Chip Growth II (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$18.311
                                                     (b)$17.460
 Ending AUV......................................... (a)$18.154
                                                     (b)$17.198
 Ending Number of AUs............................... (a)79,301
                                                     (b)0

-----------------------------------------------------
T. Rowe Price Equity Income II (Inception Date: 05/01/08)
 Beginning AUV...................................... (a)$12.633
                                                     (b)$11.978
 Ending AUV......................................... (a)$14.807
                                                     (b)$13.948
 Ending Number of AUs............................... (a)156,057
                                                     (b)970

-----------------------------------------------------


        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                      A-2

SELECT PORTFOLIOS



                                                      FISCAL          FISCAL          FISCAL
                                                       YEAR            YEAR            YEAR
                                                      ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                                   4/30/07         4/30/08         4/30/09
================================================ =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 3 SHARES
Diversified Fixed Income (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$11.793      (a)$12.386      (a)$12.923
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending AUV..................................... (a)$12.386      (a)$12.923      (a)$12.743
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending Number of AUs........................... (a)1,284,059    (a)1,862,379    (a)1,703,409
                                                 (b)N/A          (b)N/A          (b)N/A

-------------------------------------------------
International Equity (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$11.380      (a)$13.013      (a)$12.578
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending AUV..................................... (a)$13.013      (a)$12.578      (a)$6.992
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending Number of AUs........................... (a)2,451,861    (a)2,626,433    (a)2,097,427
                                                 (b)N/A          (b)N/A          (b)N/A

-------------------------------------------------
Large Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$9.564       (a)$10.339      (a)$10.971
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending AUV..................................... (a)$10.339      (a)$10.971      (a)$7.054
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending Number of AUs........................... (a)2,162,009    (a)2,197,613    (a)1,629,965
                                                 (b)N/A          (b)N/A          (b)N/A

-------------------------------------------------
Large Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$14.414      (a)$16.630      (a)$15.389
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending AUV..................................... (a)$16.630      (a)$15.389      (a)$9.821
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending Number of AUs........................... (a)1,670,981    (a)1,530,605    (a)1,241,544
                                                 (b)N/A          (b)N/A          (b)N/A

-------------------------------------------------
Mid Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$18.166      (a)$19.634      (a)$19.547
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending AUV..................................... (a)$19.634      (a)$19.547      (a)$12.407
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending Number of AUs........................... (a)1,199,516    (a)1,062,082    (a)870,588
                                                 (b)N/A          (b)N/A          (b)N/A

-------------------------------------------------
Mid Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$23.619      (a)$27.511      (a)$23.983
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending AUV..................................... (a)$27.511      (a)$23.983      (a)$15.124
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending Number of AUs........................... (a)1,091,238    (a)1,017,911    (a)849,541
                                                 (b)N/A          (b)N/A          (b)N/A

-------------------------------------------------
Real Return (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV.................................. (a)$10.224      (a)$10.985      (a)$10.923
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending AUV..................................... (a)$10.985      (a)$10.923      (a)$9.733
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending Number of AUs........................... (a)491,027      (a)537,007      (a)607,700
                                                 (b)N/A          (b)N/A          (b)N/A

-------------------------------------------------
Small Cap (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$12.854      (a)$13.785      (a)$11.484
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending AUV..................................... (a)$13.785      (a)$11.484      (a)$7.949
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending Number of AUs........................... (a)1,564,875    (a)1,543,423    (a)1,294,024
                                                 (b)N/A          (b)N/A          (b)N/A

-------------------------------------------------
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
Ultra Short Bond Portfolio (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)N/A          (a)$11.072      (a)$11.247
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending AUV..................................... (a)N/A          (a)$11.247      (a)$11.122
                                                 (b)N/A          (b)N/A          (b)N/A
 Ending Number of AUs........................... (a)N/A          (a)1,970,405    (a)2,799,589
                                                 (b)N/A          (b)N/A          (b)N/A

-------------------------------------------------



                                                      FISCAL          FISCAL          FISCAL          FISCAL         FISCAL
                                                       YEAR            YEAR            YEAR            YEAR           YEAR
                                                      ENDED           ENDED           ENDED           ENDED          ENDED
VARIABLE PORTFOLIO                                   4/30/10         4/30/11         4/30/12         4/30/13        4/30/14
================================================ =============== =============== =============== =============== =============
SEASONS SERIES TRUST -- CLASS 3 SHARES
Diversified Fixed Income (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$12.743      (a)$13.791      (a)$14.429      (a)$15.216      (a)$15.642
                                                 (b)$12.245      (b)$12.924      (b)$13.356      (b)$13.936      (b)$14.160
 Ending AUV..................................... (a)$13.791      (a)$14.429      (a)$15.216      (a)$15.642      (a)$15.185
                                                 (b)$12.924      (b)$13.356      (b)$13.936      (b)$14.160      (b)$14.114
 Ending Number of AUs........................... (a)1,499,237    (a)1,334,391    (a)1,041,446    (a)855,198      (a)677,758
                                                 (b)0            (b)0            (b)0            (b)0            (b)0

-------------------------------------------------
International Equity (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$6.992       (a)$9.252       (a)$10.823      (a)$9.313       (a)$10.505
                                                 (b)$6.985       (b)$8.838       (b)$10.274      (b)$8.783       (b)$9.844
 Ending AUV..................................... (a)$9.252       (a)$10.823      (a)$9.313       (a)$10.505      (a)$11.455
                                                 (b)$8.838       (b)$10.274      (b)$8.783       (b)$9.844       (b)$10.042
 Ending Number of AUs........................... (a)2,045,471    (a)1,694,620    (a)1,318,843    (a)1,082,925    (a)898,855
                                                 (b)0            (b)0            (b)0            (b)0            (b)0

-------------------------------------------------
Large Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$7.054       (a)$9.363       (a)$10.559      (a)$11.015      (a)$12.202
                                                 (b)$6.750       (b)$8.857       (b)$9.828       (b)$10.197      (b)$11.315
 Ending AUV..................................... (a)$9.363       (a)$10.559      (a)$11.015      (a)$12.202      (a)$14.378
                                                 (b)$8.857       (b)$9.828       (b)$10.197      (b)$11.315      (b)$11.627
 Ending Number of AUs........................... (a)1,539,531    (a)1,619,009    (a)1,264,183    (a)1,009,333    (a)778,972
                                                 (b)0            (b)0            (b)0            (b)0            (b)0

-------------------------------------------------
Large Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$9.821       (a)$13.819      (a)$15.589      (a)$15.338      (a)$17.931
                                                 (b)$9.626       (b)$13.183      (b)$14.797      (b)$14.511      (b)$16.945
 Ending AUV..................................... (a)$13.819      (a)$15.589      (a)$15.338      (a)$17.931      (a)$20.811
                                                 (b)$13.183      (b)$14.797      (b)$14.511      (b)$16.945      (b)$17.297
 Ending Number of AUs........................... (a)1,144,420    (a)913,974      (a)751,425      (a)588,733      (a)485,236
                                                 (b)0            (b)0            (b)0            (b)0            (b)0

-------------------------------------------------
Mid Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$12.407      (a)$17.871      (a)$22.474      (a)$21.533      (a)$23.909
                                                 (b)$11.665      (b)$17.033      (b)$21.295      (b)$20.343      (b)$22.583
 Ending AUV..................................... (a)$17.871      (a)$22.474      (a)$21.533      (a)$23.909      (a)$28.006
                                                 (b)$17.033      (b)$21.295      (b)$20.343      (b)$22.583      (b)$23.147
 Ending Number of AUs........................... (a)810,304      (a)657,149      (a)539,351      (a)416,862      (a)314,066
                                                 (b)0            (b)0            (b)0            (b)0            (b)0

-------------------------------------------------
Mid Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$15.124      (a)$22.158      (a)$26.337      (a)$25.025      (a)$29.498
                                                 (b)$14.200      (b)$21.012      (b)$24.798      (b)$23.448      (b)$27.546
 Ending AUV..................................... (a)$22.158      (a)$26.337      (a)$25.025      (a)$29.498      (a)$34.820
                                                 (b)$21.012      (b)$24.798      (b)$23.448      (b)$27.546      (b)$28.143
 Ending Number of AUs........................... (a)783,240      (a)628,717      (a)524,685      (a)418,720      (a)337,337
                                                 (b)0            (b)0            (b)0            (b)0            (b)0

-------------------------------------------------
Real Return (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV.................................. (a)$9.733       (a)$11.413      (a)$11.777      (a)$12.171      (a)$12.303
                                                 (b)$9.559       (b)$10.943      (b)$11.221      (b)$11.519      (b)$11.571
 Ending AUV..................................... (a)$11.413      (a)$11.777      (a)$12.171      (a)$12.303      (a)$11.631
                                                 (b)$10.943      (b)$11.221      (b)$11.519      (b)$11.571      (b)$10.868
 Ending Number of AUs........................... (a)691,039      (a)622,236      (a)578,737      (a)463,717      (a)358,499
                                                 (b)1,511        (b)698          (b)727          (b)744          (b)898

-------------------------------------------------
Small Cap (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$7.949       (a)$11.672      (a)$14.005      (a)$13.176      (a)$14.391
                                                 (b)$7.521       (b)$11.174      (b)$13.324      (b)$12.456      (b)$13.516
 Ending AUV..................................... (a)$11.672      (a)$14.005      (a)$13.176      (a)$14.391      (a)$17.214
                                                 (b)$11.174      (b)$13.324      (b)$12.456      (b)$13.516      (b)$16.063
 Ending Number of AUs........................... (a)1,276,790    (a)993,022      (a)761,481      (a)618,311      (a)491,169
                                                 (b)442          (b)895          (b)995          (b)954          (b)874

-------------------------------------------------
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
Ultra Short Bond Portfolio (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$11.122      (a)$10.928      (a)$10.719      (a)$10.506      (a)$10.300
                                                 (b)$10.626      (b)$10.279      (b)$9.898       (b)$9.548       (b)$9.325
 Ending AUV..................................... (a)$10.928      (a)$10.719      (a)$10.506      (a)$10.300      (a)$10.102
                                                 (b)$10.279      (b)$9.898       (b)$9.548       (b)$9.325       (b)$9.321
 Ending Number of AUs........................... (a)1,655,703    (a)1,526,174    (a)1,229,948    (a)992,989      (a)665,673
                                                 (b)0            (b)0            (b)0            (b)0            (b)0

-------------------------------------------------



                                                                   FISCAL       FISCAL
                                                    8 MONTHS        YEAR         YEAR
                                                     ENDED         ENDED         ENDED
VARIABLE PORTFOLIO                                  12/31/14      12/31/15     12/31/16
================================================ ============= ============= ============
SEASONS SERIES TRUST -- CLASS 3 SHARES
Diversified Fixed Income (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$15.185    (a)$15.367    (a)$15.073
                                                 (b)$14.114    (b)$13.761    (b)$13.410
 Ending AUV..................................... (a)$15.367    (a)$15.073    (a)$15.339
                                                 (b)$13.761    (b)$13.410    (b)$13.558
 Ending Number of AUs........................... (a)562,896    (a)448,160    (a)352,955
                                                 (b)0          (b)0          (b)0

-------------------------------------------------
International Equity (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$11.455    (a)$10.608    (a)$10.136
                                                 (b)$10.042    (b)$9.833     (b)$9.334
 Ending AUV..................................... (a)$10.608    (a)$10.136    (a)$9.962
                                                 (b)$9.833     (b)$9.334     (b)$9.115
 Ending Number of AUs........................... (a)811,146    (a)668,405    (a)542,554
                                                 (b)0          (b)0          (b)0

-------------------------------------------------
Large Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$14.378    (a)$16.081    (a)$16.540
                                                 (b)$11.627    (b)$14.751    (b)$15.074
 Ending AUV..................................... (a)$16.081    (a)$16.540    (a)$16.777
                                                 (b)$14.751    (b)$15.074    (b)$15.191
 Ending Number of AUs........................... (a)656,946    (a)487,255    (a)361,787
                                                 (b)0          (b)0          (b)0

-------------------------------------------------
Large Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$20.811    (a)$22.020    (a)$20.612
                                                 (b)$17.297    (b)$20.584    (b)$19.143
 Ending AUV..................................... (a)$22.020    (a)$20.612    (a)$23.332
                                                 (b)$20.584    (b)$19.143    (b)$21.529
 Ending Number of AUs........................... (a)402,777    (a)321,609    (a)236,244
                                                 (b)0          (b)0          (b)0

-------------------------------------------------
Mid Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$28.006    (a)$30.689    (a)$30.296
                                                 (b)$23.147    (b)$28.673    (b)$28.123
 Ending AUV..................................... (a)$30.689    (a)$30.296    (a)$31.224
                                                 (b)$28.673    (b)$28.123    (b)$28.797
 Ending Number of AUs........................... (a)259,409    (a)206,089    (a)163,115
                                                 (b)0          (b)0          (b)0

-------------------------------------------------
Mid Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$34.820    (a)$37.338    (a)$34.597
                                                 (b)$28.143    (b)$34.490    (b)$31.752
 Ending AUV..................................... (a)$37.338    (a)$34.597    (a)$39.494
                                                 (b)$34.490    (b)$31.752    (b)$36.012
 Ending Number of AUs........................... (a)287,342    (a)239,491    (a)181,987
                                                 (b)0          (b)0          (b)0

-------------------------------------------------
Real Return (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV.................................. (a)$11.631    (a)$11.527    (a)$11.213
                                                 (b)$10.868    (b)$10.724    (b)$10.364
 Ending AUV..................................... (a)$11.527    (a)$11.213    (a)$11.466
                                                 (b)$10.724    (b)$10.364    (b)$10.530
 Ending Number of AUs........................... (a)268,862    (a)205,951    (a)168,295
                                                 (b)902        (b)861        (b)856

-------------------------------------------------
Small Cap (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$17.214    (a)$18.129    (a)$16.824
                                                 (b)$16.063    (b)$16.843    (b)$15.530
 Ending AUV..................................... (a)$18.129    (a)$16.824    (a)$19.680
                                                 (b)$16.843    (b)$15.530    (b)$18.048
 Ending Number of AUs........................... (a)408,001    (a)294,532    (a)237,860
                                                 (b)862        (b)862        (b)749

-------------------------------------------------
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
Ultra Short Bond Portfolio (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.................................. (a)$10.102    (a)$9.973     (a)$9.849
                                                 (b)$9.321     (b)$8.932     (b)$9.797
 Ending AUV..................................... (a)$9.973     (a)$9.849     (a)$9.679
                                                 (b)$8.932     (b)$9.797     (b)$9.565
 Ending Number of AUs........................... (a)602,074    (a)467,775    (a)489,288
                                                 (b)0          (b)0          (b)0

-------------------------------------------------


        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                      A-3

FOCUSED PORTFOLIOS



                                   FISCAL          FISCAL          FISCAL          FISCAL          FISCAL
                                    YEAR            YEAR            YEAR            YEAR            YEAR
                                   ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                4/30/07         4/30/08         4/30/09         4/30/10         4/30/11
============================= =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 3 SHARES
SA Columbia Focused Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a))$8.099      (a)$8.339       (a)$8.776       (a)$5.558       (a)$7.738
                              (b)N/A          (b)N/A          (b)N/A          (b)$5.271       (b)$7.329
 Ending AUV.................. (a)$8.339       (a)$8.776       (a)$5.558       (a)$7.738       (a)$10.051
                              (b)N/A          (b)N/A          (b)N/A          (b)$7.329       (b)$9.447
 Ending Number of AUs........ (a)2,051,199    (a)2,074,125    (a)1,662,300    (a)1,261,285    (a)2,644,347
                              (b)N/A          (b)N/A          (b)N/A          (b)0            (b)1,273

------------------------------
SA Columbia Focused Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$16.141      (a)$19.517      (a)$17.941      (a)$12.223      (a)$16.212
                              (b)N/A          (b)N/A          (b)N/A          (b)$11.859      (b)$15.396
 Ending AUV.................. (a)$19.517      (a)$17.941      (a)$12.223      (a)$16.212      (a)$18.333
                              (b)N/A          (b)N/A          (b)N/A          (b)$15.396      (b)$17.305
 Ending Number of AUs........ (a)1,176,543    (a)1,088,999    (a)844,747      (a)719,926      (a)608,545
                              (b)N/A          (b)N/A          (b)N/A          (b)922          (b)0

------------------------------



                                   FISCAL          FISCAL          FISCAL                       FISCAL       FISCAL
                                    YEAR            YEAR            YEAR         8 MONTHS        YEAR         YEAR
                                   ENDED           ENDED           ENDED          ENDED         ENDED         ENDED
VARIABLE PORTFOLIO                4/30/12         4/30/13         4/30/14        12/31/14      12/31/15     12/31/16
============================= =============== =============== =============== ============= ============= ============
SEASONS SERIES TRUST -- CLASS 3 SHARES
SA Columbia Focused Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$10.051      (a)$9.732       (a)$9.885       (a)$11.480    (a)$12.531    (a)$12.749
                              (b)$9.447       (b)$9.088       (b)$9.175       (b)$10.586    (b)$11.506    (b)$11.630
 Ending AUV.................. (a)$9.732       (a)$9.885       (a)$11.480      (a)$12.531    (a)$12.749    (a)$11.434
                              (b)$9.088       (b)$9.175       (b)$10.586      (b)$11.506    (b)$11.630    (b)$10.362
 Ending Number of AUs........ (a)2,075,892    (a)1,567,393    (a)1,163,471    (a)981,430    (a)792,015    (a)714,248
                              (b)1,422        (b)1,456        (b)1,346        (b)1,262      (b)1,151      (b)1,306

------------------------------
SA Columbia Focused Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$18.333      (a)$16.461      (a)$18.597      (a)$21.908    (a)$23.878    (a)$22.567
                              (b)$17.305      (b)$15.466      (b)$17.422      (b)$17.868    (b)$22.128    (b)$20.778
 Ending AUV.................. (a)$16.461      (a)$18.597      (a)$21.908      (a)$23.878    (a)$22.567    (a)$26.487
                              (b)$15.466      (b)$17.422      (b)$17.868      (b)$22.128    (b)$20.778    (b)$24.229
 Ending Number of AUs........ (a)521,119      (a)390,685      (a)300,493      (a)258,095    (a)215,234    (a)184,471
                              (b)0            (b)0            (b)0            (b)0          (b)0          (b)0

------------------------------


        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                      A-4

MANAGED ALLOCATION PORTFOLIOS



                                      FISCAL          FISCAL          FISCAL           FISCAL           FISCAL
                                       YEAR            YEAR            YEAR             YEAR             YEAR
                                      ENDED           ENDED            ENDED            ENDED            ENDED
VARIABLE PORTFOLIO                   4/30/07         4/30/08          4/30/09          4/30/10          4/30/11
================================ =============== =============== ================ ================ ================
SEASONS SERIES TRUST -- CLASS 3 SHARES
Allocation Balanced (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV.................. (a)$10.693      (a)$11.622      (a)$11.450       (a)$8.893        (a)$11.045
                                 (b)N/A          (b)N/A          (b)N/A           (b)$8.696        (b)$10.594
 Ending AUV..................... (a)$11.622      (a)$11.450      (a)$8.893        (a)$11.045       (a)$12.133
                                 (b)N/A          (b)N/A          (b)N/A           (b)$10.594       (b)$11.562
 Ending Number of AUs........... (a)1,823,557    (a)3,131,396    (a)4,761,842     (a)5,055,572     (a)4,921,184
                                 (b)N/A          (b)N/A          (b)N/A           (b)0             (b)0

---------------------------------
Allocation Growth (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV.................. (a)$11.500      (a)$12.826      (a)$12.157       (a)$7.696        (a)$10.554
                                 (b)N/A          (b)N/A          (b)N/A           (b)$7.586        (b)$10.226
 Ending AUV..................... (a)$12.826      (a)$12.157      (a)$7.696        (a)$10.554       (a)$12.168
                                 (b)N/A          (b)N/A          (b)N/A           (b)$10.226       (b)$11.712
 Ending Number of AUs........... (a)4,411,940    (a)5,243,308    (a)4,980,867     (a)4,339,324     (a)3,525,214
                                 (b)N/A          (b)N/A          (b)N/A           (b)0             (b)0

---------------------------------
Allocation Moderate (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV.................. (a)$10.967      (a)$12.041      (a)$11.713       (a)$8.498        (a)$10.943
                                 (b)N/A          (b)N/A          (b)N/A           (b)$8.333        (b)$10.537
 Ending AUV..................... (a)$12.041      (a)$11.713      (a)$8.498        (a)$10.943       (a)$12.209
                                 (b)N/A          (b)N/A          (b)N/A           (b)$10.537       (b)$11.680
 Ending Number of AUs........... (a)3,615,558    (a)4,990,197    (a)6,302,944     (a)6,134,679     (a)5,513,530
                                 (b)N/A          (b)N/A          (b)N/A           (b)4,969         (b)943

---------------------------------
Allocation Moderate Growth (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV.................. (a)$11.223      (a)$12.418      (a)$11.929       (a)$8.094        (a)$10.633
                                 (b)N/A          (b)N/A          (b)N/A           (b)$7.962        (b)$10.275
 Ending AUV..................... (a)$12.418      (a)$11.929      (a)$8.094        (a)$10.633       (a)$11.995
                                 (b)N/A          (b)N/A          (b)N/A           (b)$10.275       (b)$11.516
 Ending Number of AUs........... (a)6,131,817    (a)9,703,959    (a)13,687,068    (a)13,903,229    (a)12,930,465
                                 (b)N/A          (b)N/A          (b)N/A           (b)24,292        (b)27,715

---------------------------------



                                      FISCAL           FISCAL           FISCAL                          FISCAL         FISCAL
                                       YEAR             YEAR             YEAR          8 MONTHS          YEAR           YEAR
                                       ENDED            ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                    4/30/12          4/30/13         4/30/14         12/31/14        12/31/15       12/31/16
================================ ================ ================ =============== =============== =============== ==============
SEASONS SERIES TRUST -- CLASS 3 SHARES
Allocation Balanced (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV.................. (a)$12.133       (a)$12.177       (a)$13.151      (a)$13.889      (a)$14.257      (a)$13.872
                                 (b)$11.562       (b)$11.529       (b)$12.370      (b)$12.492      (b)$13.266      (b)$12.824
 Ending AUV..................... (a)$12.177       (a)$13.151       (a)$13.889      (a)$14.257      (a)$13.872      (a)$14.395
                                 (b)$11.529       (b)$12.370       (b)$12.492      (b)$13.266      (b)$12.824      (b)$13.222
 Ending Number of AUs........... (a)4,886,391     (a)4,547,353     (a)3,684,997    (a)3,335,115    (a)2,564,280    (a)2,134,550
                                 (b)0             (b)0             (b)0            (b)0            (b)0            (b)0

---------------------------------
Allocation Growth (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV.................. (a)$12.168       (a)$11.404       (a)$12.757      (a)$14.352      (a)$14.824      (a)$14.345
                                 (b)$11.712       (b)$10.906       (b)$12.121      (b)$12.361      (b)$13.933      (b)$13.395
 Ending AUV..................... (a)$11.404       (a)$12.757       (a)$14.352      (a)$14.824      (a)$14.345      (a)$14.958
                                 (b)$10.906       (b)$12.121       (b)$12.361      (b)$13.933      (b)$13.395      (b)$13.878
 Ending Number of AUs........... (a)3,049,374     (a)2,539,157     (a)2,108,604    (a)1,859,018    (a)1,492,337    (a)1,246,426
                                 (b)0             (b)0             (b)0            (b)0            (b)0            (b)0

---------------------------------
Allocation Moderate (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV.................. (a)$12.209       (a)$11.955       (a)$13.017      (a)$13.968      (a)$14.355      (a)$13.924
                                 (b)$11.680       (b)$11.363       (b)$12.292      (b)$13.106      (b)$13.410      (b)$12.923
 Ending AUV..................... (a)$11.955       (a)$13.017       (a)$13.968      (a)$14.355      (a)$13.924      (a)$14.496
                                 (b)$11.363       (b)$12.292       (b)$13.106      (b)$13.410      (b)$12.923      (b)$13.367
 Ending Number of AUs........... (a)4,914,155     (a)4,446,729     (a)3,600,305    (a)3,101,999    (a)2,591,951    (a)2,299,786
                                 (b)1,461         (b)1,980         (b)1,509        (b)1,594        (b)1,949        (b)352

---------------------------------
Allocation Moderate Growth (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV.................. (a)$11.995       (a)$11.572       (a)$12.720      (a)$13.854      (a)$14.247      (a)$13.805
                                 (b)$11.516       (b)$11.038       (b)$12.055      (b)$13.045      (b)$13.356      (b)$12.858
 Ending AUV..................... (a)$11.572       (a)$12.720       (a)$13.854      (a)$14.247      (a)$13.805      (a)$14.383
                                 (b)$11.038       (b)$12.055       (b)$13.045      (b)$13.356      (b)$12.858      (b)$13.310
 Ending Number of AUs........... (a)11,486,647    (a)10,554,582    (a)8,154,995    (a)7,242,360    (a)6,368,175    (a)5,587,012
                                 (b)27,715        (b)27,715        (b)27,715       (b)27,715       (b)27,715       (b)27,715

---------------------------------


        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                      A-5

SEASONS STRATEGIES



                                                FISCAL          FISCAL          FISCAL          FISCAL          FISCAL
                                                 YEAR            YEAR            YEAR            YEAR            YEAR
                                                ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                             4/30/07         4/30/08         4/30/09         4/30/10         4/30/11
========================================== =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 3 SHARES
Balanced Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............................ (a)$16.452      (a)$17.978      (a)$18.179      (a)$14.087      (a)$18.050
                                           (b)N/A          (b)N/A          (b)N/A          (b)$13.619      (b)$17.168
 Ending AUV............................... (a)$17.978      (a)$18.179      (a)$14.087      (a)$18.050      (a)$19.923
                                           (b)N/A          (b)N/A          (b)N/A          (b)$17.168      (b)$18.875
 Ending Number of AUs..................... (a)2,696,050    (a)2,449,865    (a)1,959,322    (a)1,819,225    (a)1,575,141
                                           (b)N/A          (b)N/A          (b)N/A          (b)0            (b)0

-------------------------------------------
Conservative Growth (Inception Date: (a)11/17/03 (b) 5/13/09)
 Beginning AUV............................ (a)$15.837      (a)$17.186      (a)$17.314      (a)$14.189      (a)$17.840
                                           (b)N/A          (b)N/A          (b)N/A          (b)$13.727      (b)$16.803
 Ending AUV............................... (a)$17.186      (a)$17.314      (a)$14.189      (a)$17.840      (a)$19.412
                                           (b)N/A          (b)N/A          (b)N/A          (b)$16.803      (b)$18.082
 Ending Number of AUs..................... (a)1,526,721    (a)1,775,391    (a)1,642,066    (a)1,590,132    (a)1,356,982
                                           (b)N/A          (b)N/A          (b)N/A          (b)0            (b)0

-------------------------------------------
Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............................ (a)$17.928      (a)$19.809      (a)$19.778      (a)$14.063      (a)$18.745
                                           (b)N/A          (b)N/A          (b)N/A          (b)$13.522      (b)$17.786
 Ending AUV............................... (a)$19.809      (a)$19.778      (a)$14.063      (a)$18.745      (a)$21.313
                                           (b)N/A          (b)N/A          (b)N/A          (b)$17.786      (b)$20.153
 Ending Number of AUs..................... (a)1,981,456    (a)2,240,470    (a)1,952,642    (a)1,752,984    (a)1,600,941
                                           (b)N/A          (b)N/A          (b)N/A          (b)0            (b)0

-------------------------------------------
Moderate Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............................ (a)$17.343      (a)$19.067      (a)$18.974      (a)$14.056      (a)$18.471
                                           (b)N/A          (b)N/A          (b)N/A          (b)$13.561      (b)$17.571
 Ending AUV............................... (a)$19.067      (a)$18.974      (a)$14.056      (a)$18.471      (a)$20.726
                                           (b)N/A          (b)N/A          (b)N/A          (b)$17.571      (b)$19.644
 Ending Number of AUs..................... (a)3,862,365    (a)3,684,407    (a)3,143,400    (a)2,797,221    (a)2,487,770
                                           (b)N/A          (b)N/A          (b)N/A          (b)0            (b)0

-------------------------------------------



                                                FISCAL          FISCAL          FISCAL                          FISCAL
                                                 YEAR            YEAR            YEAR          8 MONTHS          YEAR
                                                ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                             4/30/12         4/30/13         4/30/14         12/31/14        12/31/15
========================================== =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 3 SHARES
Balanced Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............................ (a)$19.923      (a)$20.517      (a)$22.174      (a)$24.277      (a)$25.707
                                           (b)$18.875      (b)$19.306      (b)$20.625      (b)$20.912      (b)$23.653
 Ending AUV............................... (a)$20.517      (a)$22.174      (a)$24.277      (a)$25.707      (a)$25.981
                                           (b)$19.306      (b)$20.625      (b)$20.912      (b)$23.653      (b)$23.751
 Ending Number of AUs..................... (a)1,311,138    (a)1,063,965    (a)885,957      (a)800,025      (a)669,008
                                           (b)0            (b)0            (b)0            (b)0            (b)0

-------------------------------------------
Conservative Growth (Inception Date: (a)11/17/03 (b) 5/13/09)
 Beginning AUV............................ (a)$19.412      (a)$20.062      (a)$21.525      (a)$22.998      (a)$24.049
                                           (b)$18.082      (b)$18.190      (b)$18.758      (b)$18.944      (b)$20.732
 Ending AUV............................... (a)$20.062      (a)$21.525      (a)$22.998      (a)$24.049      (a)$24.072
                                           (b)$18.190      (b)$18.758      (b)$18.944      (b)$20.732      (b)$20.617
 Ending Number of AUs..................... (a)1,315,573    (a)1,041,998    (a)771,503      (a)663,828      (a)627,546
                                           (b)0            (b)0            (b)0            (b)0            (b)0

-------------------------------------------
Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............................ (a)$21.313      (a)$21.631      (a)$23.406      (a)$26.821      (a)$29.031
                                           (b)$20.153      (b)$20.253      (b)$21.551      (b)$22.013      (b)$26.443
 Ending AUV............................... (a)$21.631      (a)$23.406      (a)$26.821      (a)$29.031      (a)$29.566
                                           (b)$20.253      (b)$21.551      (b)$22.013      (b)$26.443      (b)$26.755
 Ending Number of AUs..................... (a)1,242,524    (a)1,062,900    (a)980,013      (a)834,956      (a)702,115
                                           (b)0            (b)0            (b)0            (b)0            (b)0

-------------------------------------------
Moderate Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............................ (a)$20.726      (a)$21.077      (a)$22.740      (a)$25.592      (a)$27.445
                                           (b)$19.644      (b)$19.798      (b)$21.028      (b)$21.417      (b)$25.105
 Ending AUV............................... (a)$21.077      (a)$22.740      (a)$25.592      (a)$27.445      (a)$27.751
                                           (b)$19.798      (b)$21.028      (b)$21.417      (b)$25.105      (b)$25.220
 Ending Number of AUs..................... (a)2,013,365    (a)1,704,450    (a)1,322,445    (a)1,187,188    (a)1,006,019
                                           (b)0            (b)0            (b)0            (b)0            (b)0

-------------------------------------------



                                              FISCAL
                                               YEAR
                                               ENDED
VARIABLE PORTFOLIO                           12/31/16
========================================== ============
SEASONS SERIES TRUST -- CLASS 3 SHARES
Balanced Growth (Inception Date: (a) 11/17/03 (b)
5/13/09)
 Beginning AUV............................ (a)$25.981
                                           (b)$23.751
 Ending AUV............................... (a)$26.622
                                           (b)$24.179
 Ending Number of AUs..................... (a)528,122
                                           (b)0

-------------------------------------------
Conservative Growth (Inception Date: (a)11/17/03 (b)
5/13/09)
 Beginning AUV............................ (a)$24.072
                                           (b)$20.617
 Ending AUV............................... (a)$24.782
                                           (b)$21.088
 Ending Number of AUs..................... (a)419,986
                                           (b)0

-------------------------------------------
Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............................ (a)$29.566
                                           (b)$26.755
 Ending AUV............................... (a)$30.550
                                           (b)$27.467
 Ending Number of AUs..................... (a)581,100
                                           (b)0

-------------------------------------------
Moderate Growth (Inception Date: (a) 11/17/03 (b)
5/13/09)
 Beginning AUV............................ (a)$27.751
                                           (b)$25.220
 Ending AUV............................... (a)$28.788
                                           (b)$25.994
 Ending Number of AUs..................... (a)853,504
                                           (b)0

-------------------------------------------


        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                      A-6

SELECT PORTFOLIOS



                                              FISCAL          FISCAL          FISCAL          FISCAL          FISCAL
                                               YEAR            YEAR            YEAR            YEAR            YEAR
                                              ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                           4/30/07         4/30/08         4/30/09         4/30/10         4/30/11
======================================== =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
Diversified Fixed Income (Inception Date: 3/10/99)
 Beginning AUV.......................... (a)$11.812      (a)$12.418      (a)$12.969      (a)$12.802      (a)$13.869
                                         (b)$11.650      (b)$12.216      (b)$12.727      (b)$12.531      (b)$13.542
 Ending AUV............................. (a)$12.418      (a)$12.969      (a)$12.802      (a)$13.869      (a)$14.525
                                         (b)$12.216      (b)$12.727      (b)$12.531      (b)$13.542      (b)$14.147
 Ending Number of AUs................... (a)2,308,705    (a)2,292,110    (a)1,665,792    (a)1,452,667    (a)1,017,191
                                         (b)3,799,867    (b)4,557,017    (b)3,232,718    (b)2,866,380    (b)2,272,862

-----------------------------------------
International Equity (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$11.404      (a)$13.054      (a)$12.630      (a)$7.028       (a)$9.309
                                         (b)$11.267      (b)$12.865      (b)$12.417      (b)$6.892       (b)$9.106
 Ending AUV............................. (a)$13.054      (a)$12.630      (a)$7.028       (a)$9.309       (a)$10.901
                                         (b)$12.865      (b)$12.417      (b)$6.892       (b)$9.106       (b)$10.637
 Ending Number of AUs................... (a)3,127,449    (a)2,563,402    (a)1,644,230    (a)1,196,850    (a)798,153
                                         (b)5,841,930    (b)4,543,632    (b)3,075,454    (b)2,558,905    (b)2,041,775

-----------------------------------------
Large Cap Growth (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$9.580       (a)$10.366      (a)$11.010      (a)$7.086       (a)$9.415
                                         (b)$9.448       (b)$10.197      (b)$10.804      (b)$6.936       (b)$9.193
 Ending AUV............................. (a)$10.366      (a)$11.010      (a)$7.086       (a)$9.415       (a)$10.628
                                         (b)$10.197      (b)$10.804      (b)$6.936       (b)$9.193       (b)$10.351
 Ending Number of AUs................... (a)1,890,353    (a)1,587,170    (a)1,163,320    (a)1,046,003    (a)1,071,878
                                         (b)4,408,016    (b)3,683,824    (b)2,811,120    (b)2,495,735    (b)2,624,981

-----------------------------------------
Large Cap Value (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$14.450      (a)$16.688      (a)$15.457      (a)$9.874       (a)$13.908
                                         (b)$14.251      (b)$16.417      (b)$15.169      (b)$9.666       (b)$13.580
 Ending AUV............................. (a)$16.688      (a)$15.457      (a)$9.874       (a)$13.908      (a)$15.704
                                         (b)$16.417      (b)$15.169      (b)$9.666       (b)$13.580      (b)$15.296
 Ending Number of AUs................... (a)1,887,204    (a)1,506,263    (a)1,082,265    (a)914,433      (a)683,291
                                         (b)4,034,813    (b)3,272,051    (b)2,407,696    (b)1,975,699    (b)1,661,515

-----------------------------------------
Mid Cap Growth (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$18.201      (a)$19.692      (a)$19.624      (a)$12.468      (a)$17.977
                                         (b)$17.952      (b)$19.374      (b)$19.259      (b)$12.206      (b)$17.554
 Ending AUV............................. (a)$19.692      (a)$19.624      (a)$12.468      (a)$17.977      (a)$22.629
                                         (b)$19.374      (b)$19.259      (b)$12.206      (b)$17.554      (b)$22.042
 Ending Number of AUs................... (a)1,161,992    (a)985,100      (a)699,117      (a)565,741      (a)435,739
                                         (b)2,417,823    (b)2,001,839    (b)1,508,677    (b)1,240,865    (b)1,029,352

-----------------------------------------
Mid Cap Value (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$23.679      (a)$27.609      (a)$24.093      (a)$15.209      (a)$22.303
                                         (b)$23.353      (b)$27.160      (b)$23.642      (b)$14.887      (b)$21.777
 Ending AUV............................. (a)$27.609      (a)$24.093      (a)$15.209      (a)$22.303      (a)$26.535
                                         (b)$27.160      (b)$23.642      (b)$14.887      (b)$21.777      (b)$25.844
 Ending Number of AUs................... (a)1,226,521    (a)873,599      (a)602,158      (a)484,246      (a)392,002
                                         (b)2,474,885    (b)1,951,092    (b)1,410,138    (b)1,173,234    (b)1,016,522

-----------------------------------------
Small Cap (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$12.882      (a)$13.829      (a)$11.532      (a)$7.990       (a)$11.744
                                         (b)$12.704      (b)$13.604      (b)$11.317      (b)$7.822       (b)$11.467
 Ending AUV............................. (a)$13.829      (a)$11.532      (a)$7.990       (a)$11.744      (a)$14.106
                                         (b)$13.604      (b)$11.317      (b)$7.822       (b)$11.467      (b)$13.739
 Ending Number of AUs................... (a)1,270,683    (a)1,039,564    (a)789,589      (a)732,913      (a)578,676
                                         (b)2,659,514    (b)2,245,633    (b)1,696,765    (b)1,483,200    (b)1,158,520

-----------------------------------------
SUNAMERICA SERIES TRUST -- CLASS 2 SHARES+
Ultra Short Bond Portfolio (Inception Date: 3/26/99)
 Beginning AUV.......................... (a)$10.763      (a)$11.111      (a)$11.300      (a)$11.185      (a)$11.001
                                         (b)$10.614      (b)$10.930      (b)$11.089      (b)$10.949      (b)$10.741
 Ending AUV............................. (a)$11.111      (a)$11.300      (a)$11.185      (a)$11.001      (a)$10.801
                                         (b)$10.930      (b)$11.089      (b)$10.949      (b)$10.741      (b)$10.520
 Ending Number of AUs................... (a)1,228,657    (a)1,614,214    (a)1,841,700    (a)965,233      (a)626,620
                                         (b)1,748,833    (b)2,692,599    (b)3,173,466    (b)1,451,060    (b)816,197

-----------------------------------------



                                              FISCAL          FISCAL          FISCAL                          FISCAL
                                               YEAR            YEAR            YEAR          8 MONTHS          YEAR
                                              ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                           4/30/12         4/30/13         4/30/14         12/31/14        12/31/15
======================================== =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
Diversified Fixed Income (Inception Date: 3/10/99)
 Beginning AUV.......................... (a)$14.525      (a)$15.334      (a)$15.778      (a)$15.333      (a)$15.527
                                         (b)$14.147      (b)$14.897      (b)$15.290      (b)$14.822      (b)$14.984
 Ending AUV............................. (a)$15.334      (a)$15.778      (a)$15.333      (a)$15.527      (a)$15.245
                                         (b)$14.897      (b)$15.290      (b)$14.822      (b)$14.984      (b)$14.676
 Ending Number of AUs................... (a)777,308      (a)599,088      (a)484,346      (a)418,651      (a)366,839
                                         (b)1,966,989    (b)1,699,400    (b)1,438,012    (b)1,360,084    (b)1,135,599

-----------------------------------------
International Equity (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$10.901      (a)$9.389       (a)$10.602      (a)$11.571      (a)$10.723
                                         (b)$10.637      (b)$9.139       (b)$10.293      (b)$11.207      (b)$10.368
 Ending AUV............................. (a)$9.389       (a)$10.602      (a)$11.571      (a)$10.723      (a)$10.256
                                         (b)$9.139       (b)$10.293      (b)$11.207      (b)$10.368      (b)$9.891
 Ending Number of AUs................... (a)635,033      (a)465,374      (a)402,742      (a)350,882      (a)297,430
                                         (b)1,635,690    (b)1,325,335    (b)1,235,523    (b)1,171,140    (b)1,099,856

-----------------------------------------
Large Cap Growth (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$10.628      (a)$11.098      (a)$12.306      (a)$14.516      (a)$16.245
                                         (b)$10.351      (b)$10.782      (b)$11.926      (b)$14.032      (b)$15.677
 Ending AUV............................. (a)$11.098      (a)$12.306      (a)$14.516      (a)$16.245      (a)$16.726
                                         (b)$10.782      (b)$11.926      (b)$14.032      (b)$15.677      (b)$16.101
 Ending Number of AUs................... (a)759,843      (a)572,655      (a)459,689      (a)406,820      (a)359,074
                                         (b)1,972,060    (b)1,657,601    (b)1,421,118    (b)1,322,528    (b)1,179,861

-----------------------------------------
Large Cap Value (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$15.704      (a)$15.466      (a)$18.099      (a)$21.027      (a)$22.263
                                         (b)$15.296      (b)$15.027      (b)$17.541      (b)$20.328      (b)$21.487
 Ending AUV............................. (a)$15.466      (a)$18.099      (a)$21.027      (a)$22.263      (a)$20.861
                                         (b)$15.027      (b)$17.541      (b)$20.328      (b)$21.487      (b)$20.083
 Ending Number of AUs................... (a)500,481      (a)380,668      (a)319,995      (a)293,286      (a)212,790
                                         (b)1,354,227    (b)1,138,377    (b)1,030,033    (b)943,619      (b)803,461

-----------------------------------------
Mid Cap Growth (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$22.629      (a)$21.703      (a)$24.123      (a)$28.285      (a)$31.015
                                         (b)$22.042      (b)$21.087      (b)$23.380      (b)$27.345      (b)$29.934
 Ending AUV............................. (a)$21.703      (a)$24.123      (a)$28.285      (a)$31.015      (a)$30.648
                                         (b)$21.087      (b)$23.380      (b)$27.345      (b)$29.934      (b)$29.506
 Ending Number of AUs................... (a)308,040      (a)204,652      (a)162,925      (a)143,301      (a)123,267
                                         (b)834,462      (b)690,049      (b)606,824      (b)544,674      (b)471,850

-----------------------------------------
Mid Cap Value (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$26.535      (a)$25.239      (a)$29.779      (a)$35.187      (a)$37.757
                                         (b)$25.844      (b)$24.520      (b)$28.860      (b)$34.015      (b)$36.438
 Ending AUV............................. (a)$25.239      (a)$29.779      (a)$35.187      (a)$37.757      (a)$35.020
                                         (b)$24.520      (b)$28.860      (b)$34.015      (b)$36.438      (b)$33.713
 Ending Number of AUs................... (a)296,779      (a)229,990      (a)185,375      (a)169,966      (a)143,058
                                         (b)805,441      (b)680,124      (b)604,617      (b)545,455      (b)471,709

-----------------------------------------
Small Cap (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$14.106      (a)$13.284      (a)$14.523      (a)$17.389      (a)$18.326
                                         (b)$13.739      (b)$12.906      (b)$14.075      (b)$16.810      (b)$17.686
 Ending AUV............................. (a)$13.284      (a)$14.523      (a)$17.389      (a)$18.326      (a)$17.024
                                         (b)$12.906      (b)$14.075      (b)$16.810      (b)$17.686      (b)$16.389
 Ending Number of AUs................... (a)467,143      (a)364,265      (a)288,793      (a)258,101      (a)203,488
                                         (b)945,377      (b)775,828      (b)672,050      (b)593,439      (b)514,266

-----------------------------------------
SUNAMERICA SERIES TRUST -- CLASS 2 SHARES+
Ultra Short Bond Portfolio (Inception Date: 3/26/99)
 Beginning AUV.......................... (a)$10.801      (a)$10.597      (a)$10.400      (a)$10.210      (a)$10.086
                                         (b)$10.520      (b)$10.296      (b)$10.079      (b)$9.870       (b)$9.734
 Ending AUV............................. (a)$10.597      (a)$10.400      (a)$10.210      (a)$10.086      (a)$9.857
                                         (b)$10.296      (b)$10.079      (b)$9.870       (b)$9.734       (b)$9.837
 Ending Number of AUs................... (a)397,793      (a)247,232      (a)199,928      (a)175,270      (a)149,297
                                         (b)721,584      (b)538,928      (b)419,759      (b)330,585      (b)271,240

-----------------------------------------



                                             FISCAL
                                              YEAR
                                              ENDED
VARIABLE PORTFOLIO                          12/31/16
======================================== ==============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
Diversified Fixed Income (Inception Date: 3/10/99)
 Beginning AUV.......................... (a)$15.245
                                         (b)$14.676
 Ending AUV............................. (a)$15.529
                                         (b)$14.912
 Ending Number of AUs................... (a)280,089
                                         (b)978,569

-----------------------------------------
International Equity (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$10.256
                                         (b)$9.891
 Ending AUV............................. (a)$10.084
                                         (b)$9.701
 Ending Number of AUs................... (a)243,718
                                         (b)919,493

-----------------------------------------
Large Cap Growth (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$16.726
                                         (b)$16.101
 Ending AUV............................. (a)$16.983
                                         (b)$16.307
 Ending Number of AUs................... (a)295,629
                                         (b)1,006,160

-----------------------------------------
Large Cap Value (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$20.861
                                         (b)$20.083
 Ending AUV............................. (a)$23.637
                                         (b)$22.699
 Ending Number of AUs................... (a)174,235
                                         (b)710,700

-----------------------------------------
Mid Cap Growth (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$30.648
                                         (b)$29.506
 Ending AUV............................. (a)$31.618
                                         (b)$30.365
 Ending Number of AUs................... (a)104,068
                                         (b)421,753

-----------------------------------------
Mid Cap Value (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$35.020
                                         (b)$33.713
 Ending AUV............................. (a)$40.010
                                         (b)$38.420
 Ending Number of AUs................... (a)122,049
                                         (b)411,799

-----------------------------------------
Small Cap (Inception Date: 3/1/99)
 Beginning AUV.......................... (a)$17.024
                                         (b)$16.389
 Ending AUV............................. (a)$19.937
                                         (b)$19.145
 Ending Number of AUs................... (a)174,040
                                         (b)482,586

-----------------------------------------
SUNAMERICA SERIES TRUST -- CLASS 2 SHARES+
Ultra Short Bond Portfolio (Inception Date: 3/26/99)
 Beginning AUV.......................... (a)$9.857
                                         (b)$9.837
 Ending AUV............................. (a)$9.697
                                         (b)$9.653
 Ending Number of AUs................... (a)143,801
                                         (b)270,299

-----------------------------------------



        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b)        Reflecting maximum Separate Account expenses (1.65%)


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.


        * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).


        + If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of SunAmerica Series Trust are offered in your contract, instead of Class 3 Shares for the Ultra Short Bond Portfolio.


                                      A-7

FOCUSED PORTFOLIOS



                                              FISCAL          FISCAL          FISCAL          FISCAL          FISCAL
                                               YEAR            YEAR            YEAR            YEAR            YEAR
                                              ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                           4/30/07         4/30/08         4/30/09         4/30/10         4/30/11
======================================== =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
SA Columbia Focused Growth (Inception Date: 7/7/00)
 Beginning AUV.......................... (a)$8.116       (a)$8.364       (a)$8.812       (a)$5.586       (a)$7.786
                                         (b)$8.004       (b)$8.229       (b)$8.648       (b)$5.468       (b)$7.602
 Ending AUV............................. (a)$8.364       (a)$8.812       (a)$5.586       (a)$7.786       (a)$10.123
                                         (b)$8.229       (b)$8.648       (b)$5.468       (b)$7.602       (b)$9.861
 Ending Number of AUs................... (a)2,318,995    (a)2,211,890    (a)1,657,825    (a)1,210,834    (a)2,033,446
                                         (b)3,739,184    (b)3,459,989    (b)2,633,133    (b)2,083,092    (b)3,223,550

-----------------------------------------
SA Columbia Focused Value (Inception Date: 10/04/01)
 Beginning AUV.......................... (a)$16.180      (a)$19.584      (a)$18.019      (a)$12.288      (a)$16.316
                                         (b)$15.998      (b)$19.315      (b)$17.728      (b)$12.059      (b)$15.972
 Ending AUV............................. (a)$19.584      (a)$18.019      (a)$12.288      (a)$16.316      (a)$18.468
                                         (b)$19.315      (b)$17.728      (b)$12.059      (b)$15.972      (b)$18.034
 Ending Number of AUs................... (a)1,523,794    (a)1,330,435    (a)825,643      (a)611,248      (a)473,087
                                         (b)2,066,504    (b)1,805,384    (b)1,289,395    (b)999,193      (b)782,521

-----------------------------------------



                                              FISCAL          FISCAL          FISCAL                          FISCAL
                                               YEAR            YEAR            YEAR          8 MONTHS          YEAR
                                              ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                           4/30/12         4/30/13         4/30/14         12/31/14        12/31/15
======================================== =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
SA Columbia Focused Growth (Inception Date: 7/7/00)
 Beginning AUV.......................... (a)$10.123      (a)$9.811       (a)$9.976       (a)$11.597      (a)$12.668
                                         (b)$9.861       (b)$9.533       (b)$9.668       (b)$11.211      (b)$12.226
 Ending AUV............................. (a)$9.811       (a)$9.976       (a)$11.597      (a)$12.668      (a)$12.901
                                         (b)$9.533       (b)$9.668       (b)$11.211      (b)$12.226      (b)$12.420
 Ending Number of AUs................... (a)1,567,726    (a)1,097,372    (a)894,598      (a)772,893      (a)649,237
                                         (b)2,557,777    (b)2,038,057    (b)1,749,599    (b)1,507,403    (b)1,296,151

-----------------------------------------
SA Columbia Focused Value (Inception Date: 10/04/01)
 Beginning AUV.......................... (a)$18.468      (a)$16.600      (a)$18.773      (a)$22.137      (a)$24.144
                                         (b)$18.034      (b)$16.169      (b)$18.240      (b)$21.455      (b)$23.361
 Ending AUV............................. (a)$16.600      (a)$18.773      (a)$22.137      (a)$24.144      (a)$22.841
                                         (b)$16.169      (b)$18.240      (b)$21.455      (b)$23.361      (b)$22.045
 Ending Number of AUs................... (a)348,429      (a)249,670      (a)210,393      (a)189,426      (a)157,706
                                         (b)642,295      (b)537,137      (b)452,079      (b)395,600      (b)360,829

-----------------------------------------



                                             FISCAL
                                              YEAR
                                              ENDED
VARIABLE PORTFOLIO                          12/31/16
======================================== ==============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
SA Columbia Focused Growth (Inception Date: 7/7/00)
 Beginning AUV.......................... (a)$12.901
                                         (b)$12.420
 Ending AUV............................. (a)$11.576
                                         (b)$11.117
 Ending Number of AUs................... (a)528,262
                                         (b)1,191,923

-----------------------------------------
SA Columbia Focused Value (Inception Date: 10/04/01)
 Beginning AUV.......................... (a)$22.841
                                         (b)$22.045
 Ending AUV............................. (a)$26.835
                                         (b)$25.835
 Ending Number of AUs................... (a)151,547
                                         (b)298,564

-----------------------------------------


        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b)        Reflecting maximum Separate Account expenses (1.65%)


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.


        * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).

                                      A-8

SEASONS STRATEGIES



                                              FISCAL          FISCAL          FISCAL          FISCAL          FISCAL
                                               YEAR            YEAR            YEAR            YEAR            YEAR
                                              ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                           4/30/07         4/30/08         4/30/09         4/30/10         4/30/11
======================================== =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
Balanced Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$16.489      (a)$18.037      (a)$18.257      (a)$14.162      (a)$18.164
                                         (b)$16.265      (b)$17.747      (b)$17.920      (b)$13.865      (b)$17.739
 Ending AUV............................. (a)$18.037      (a)$18.257      (a)$14.162      (a)$18.164      (a)$20.069
                                         (b)$17.747      (b)$17.920      (b)$13.865      (b)$17.739      (b)$19.550
 Ending Number of AUs................... (a)4,893,425    (a)4,296,322    (a)2,965,397    (a)2,157,185    (a)1,695,485
                                         (b)7,567,301    (b)6,454,786    (b)4,862,037    (b)4,036,502    (b)3,286,767

-----------------------------------------
Conservative Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$15.879      (a)$17.248      (a)$17.395      (a)$14.272      (a)$17.962
                                         (b)$15.653      (b)$16.960      (b)$17.063      (b)$13.964      (b)$17.530
 Ending AUV............................. (a)$17.248      (a)$17.395      (a)$14.272      (a)$17.962      (a)$19.564
                                         (b)$16.960      (b)$17.063      (b)$13.964      (b)$17.530      (b)$19.047
 Ending Number of AUs................... (a)3,116,403    (a)2,703,394    (a)1,927,003    (a)1,679,672    (a)1,259,648
                                         (b)5,428,440    (b)4,855,603    (b)3,374,910    (b)3,056,024    (b)2,529,210

-----------------------------------------
Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$17.964      (a)$19.869      (a)$19.858      (a)$14.134      (a)$18.859
                                         (b)$17.719      (b)$19.548      (b)$19.489      (b)$13.837      (b)$18.417
 Ending AUV............................. (a)$19.869      (a)$19.858      (a)$14.134      (a)$18.859      (a)$21.464
                                         (b)$19.548      (b)$19.489      (b)$13.837      (b)$18.417      (b)$20.908
 Ending Number of AUs................... (a)2,333,243    (a)1,983,476    (a)1,434,326    (a)1,177,447    (a)867,104
                                         (b)4,649,626    (b)3,937,169    (b)2,847,801    (b)2,204,234    (b)1,760,902

-----------------------------------------
Moderate Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$17.376      (a)$19.121      (a)$19.047      (a)$14.124      (a)$18.579
                                         (b)$17.138      (b)$18.813      (b)$18.693      (b)$13.827      (b)$18.143
 Ending AUV............................. (a)$19.121      (a)$19.047      (a)$14.124      (a)$18.579      (a)$20.868
                                         (b)$18.813      (b)$18.693      (b)$13.827      (b)$18.143      (b)$20.327
 Ending Number of AUs................... (a)5,150,352    (a)4,327,532    (a)2,923,463    (a)2,354,172    (a)1,718,124
                                         (b)9,180,661    (b)7,945,173    (b)6,007,247    (b)5,176,424    (b)3,850,959

-----------------------------------------



                                              FISCAL          FISCAL          FISCAL                          FISCAL
                                               YEAR            YEAR            YEAR          8 MONTHS          YEAR
                                              ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                           4/30/12         4/30/13         4/30/14         12/31/14        12/31/15
======================================== =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
Balanced Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$20.069      (a)$20.688      (a)$22.381      (a)$24.528      (a)$25.989
                                         (b)$19.550      (b)$20.103      (b)$21.694      (b)$23.716      (b)$25.087
 Ending AUV............................. (a)$20.688      (a)$22.381      (a)$24.528      (a)$25.989      (a)$26.293
                                         (b)$20.103      (b)$21.694      (b)$23.716      (b)$25.087      (b)$25.317
 Ending Number of AUs................... (a)1,311,196    (a)1,074,328    (a)801,415      (a)735,112      (a)621,275
                                         (b)2,769,737    (b)2,400,245    (b)2,018,496    (b)1,909,908    (b)1,690,938

-----------------------------------------
Conservative Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$19.564      (a)$20.241      (a)$21.738      (a)$23.247      (a)$24.327
                                         (b)$19.047      (b)$19.657      (b)$21.058      (b)$22.464      (b)$23.468
 Ending AUV............................. (a)$20.241      (a)$21.738      (a)$23.247      (a)$24.327      (a)$24.375
                                         (b)$19.657      (b)$21.058      (b)$22.464      (b)$23.468      (b)$23.455
 Ending Number of AUs................... (a)1,084,493    (a)829,142      (a)589,045      (a)557,574      (a)470,468
                                         (b)2,192,095    (b)1,848,360    (b)1,633,338    (b)1,530,763    (b)1,373,409

-----------------------------------------
Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$21.464      (a)$21.807      (a)$23.619      (a)$27.093      (a)$29.345
                                         (b)$20.908      (b)$21.189      (b)$22.892      (b)$26.194      (b)$28.324
 Ending AUV............................. (a)$21.807      (a)$23.619      (a)$27.093      (a)$29.345      (a)$29.915
                                         (b)$21.189      (b)$22.892      (b)$26.194      (b)$28.324      (b)$28.802
 Ending Number of AUs................... (a)707,107      (a)528,767      (a)457,129      (a)404,049      (a)349,412
                                         (b)1,418,343    (b)1,208,182    (b)1,046,939    (b)976,102      (b)902,148

-----------------------------------------
Moderate Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$20.868      (a)$21.244      (a)$22.943      (a)$25.845      (a)$27.735
                                         (b)$20.327      (b)$20.641      (b)$22.236      (b)$24.987      (b)$26.769
 Ending AUV............................. (a)$21.244      (a)$22.943      (a)$25.845      (a)$27.735      (a)$28.073
                                         (b)$20.641      (b)$22.236      (b)$24.987      (b)$26.769      (b)$27.027
 Ending Number of AUs................... (a)1,331,052    (a)995,662      (a)852,133      (a)749,732      (a)668,824
                                         (b)3,124,656    (b)2,554,616    (b)2,337,912    (b)2,166,847    (b)1,966,175

-----------------------------------------



                                             FISCAL
                                              YEAR
                                              ENDED
VARIABLE PORTFOLIO                          12/31/16
======================================== ==============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
Balanced Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$26.293
                                         (b)$25.317
 Ending AUV............................. (a)$26.969
                                         (b)$25.903
 Ending Number of AUs................... (a)527,292
                                         (b)1,469,299

-----------------------------------------
Conservative Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$24.375
                                         (b)$23.455
 Ending AUV............................. (a)$25.118
                                         (b)$24.110
 Ending Number of AUs................... (a)407,971
                                         (b)1,236,824

-----------------------------------------
Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$29.915
                                         (b)$28.802
 Ending AUV............................. (a)$30.941
                                         (b)$29.716
 Ending Number of AUs................... (a)315,015
                                         (b)772,858

-----------------------------------------
Moderate Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$28.073
                                         (b)$27.027
 Ending AUV............................. (a)$29.151
                                         (b)$27.996
 Ending Number of AUs................... (a)547,197
                                         (b)1,673,272

-----------------------------------------


        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b)        Reflecting maximum Separate Account expenses (1.65%)


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.


        * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).

                                      A-9

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APPENDIX B - MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK
                         FOR LIFE EXTENSION PARAMETERS
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--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MARKETLOCK INCOME PLUS EXTENSION PARAMETERS FOR CONTRACTS PURCHASED PRIOR TO
                                  MAY 4, 2009
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The information below is important to you if you purchased a contract between MAY 1, 2008 AND MAY 3, 2009 and you elected the MARKETLOCK INCOME PLUS living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and initial Income Credit Period end after the fifth contract year. On or about your fifth contract anniversary you will have an opportunity to extend both the Income Base Evaluation Period and the Income Credit Period (the "Extension") for an additional five years. In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values or income credits. Please note that if you do not elect the Extension when it is offered, you may not be permitted to extend the Income Base Evaluation and Income Credit Periods in the future.

As with all important financial decisions, we recommend that you discuss this with your financial representative. You should refer to both the prospectus and the contract endorsement you received at the time of your purchase.

For information on the MarketLock Income Plus living benefit you elected at purchase, please see MARKETLOCK INCOME PLUS SECTION UNDER OPTIONAL LIVING BENEFITS.


How do I Elect the Extension?

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for contracts purchased between May 1, 2008 and May 31, 2009 are detailed below. The Income Base Evaluation Period and the Income Credit Period may both be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values and the Income Credit Period refers to the period of time over which we calculate a potential Income Credit. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.

What is the fee if I elected the Extension?

If you elect the Extension, the fee for the living benefit will be increased by 0.25% as follows:


    NUMBER OF            CURRENT        ANNUALIZED FEE
 COVERED PERSONS     ANNUALIZED FEE     AFTER EXTENSION
        One              0.95%              1.20%
        Two              1.20%              1.45%

What are the investment requirements if I elect the Extension?

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MarketLock Income Plus living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:



 Option 1     Up to 50% in one or more of the following:
              Managed Allocation Balanced
              Managed Allocation Moderate
              Managed Allocation Moderate Growth
              Up to 100% in one or more of the following:
              SunAmerica Dynamic Allocation Portfolio
              SunAmerica Dynamic Strategy Portfolio
              Ultra Short Bond Portfolio
 Option 2     25% SunAmerica Dynamic Allocation Portfolio and
              25% SunAmerica Dynamic Strategy Portfolio and
              50% in one of the following:
              Allocation 1*
              Allocation 2*
              Allocation 3*
              * Please see the allocations for the formerly available
              Strategic Allocation Program in the STRATEGIC
              ALLOCATION PROGRAM FOR CONTRACTS ISSUED
              PRIOR TO FEBRUARY 6, 2017 APPENDIX.


As a reminder, you also have the option to cancel your MarketLock Income Plus living benefit on your fifth or tenth anniversaries, or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the MarketLock Income Plus living benefit and you will no longer be charged the fee.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE
                             EXTENSION PARAMETERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The information below is important to you if you purchased a contract between MAY 4, 2009 AND JANUARY 18, 2010 and you elected the MARKETLOCK INCOME PLUS OR MARKETLOCK FOR LIFE PLUS living benefit or if you purchased a contract between MAY 4, 2009 AND JANUARY 20, 2012 and you elected the MARKETLOCK FOR LIFE living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and the initial Income Credit Period (not applicable to MarketLock For Life) end after the fifth contract year. On or about your fifth contract anniversary, you have an


                                      B-1



opportunity to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, for an additional five years (the "Extension") depending on which MarketLock feature you elected at the time of purchase:


MARKETLOCK FEATURE           CONTRACT PURCHASE DATES
 MarketLock Income Plus      May 4, 2009 - January 18, 2010
 MarketLock For Life Plus    May 4, 2009 - January 18, 2010
 MarketLock For Life         May 4, 2009 - January 20, 2012

In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values or income credits (not applicable to MarketLock For Life). Please note that if you do not elect the Extension on or about your fifth anniversary, you will not be permitted to extend the Income Base Evaluation and Income Credit Periods, if applicable, in the future.

As a reminder, you also have the option to cancel your living benefit on your fifth or tenth anniversaries, or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee.

As with all important financial decisions, we recommend that you discuss this with your financial representative.

For information on the MarketLock Feature you elected at purchase, please see MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS, OR MARKETLOCK FOR LIFE SECTION UNDER OPTIONAL LIVING BENEFITS.


How do I elect the Extension?

To elect the Extension, you must complete the Election Form we send you. If you elected the MarketLock Income Plus or MarketLock For Life Plus living benefit, both the Income Base Evaluation Period and the Income Credit Period may be extended for an additional 5 year period. If you elected the MarketLock For Life living benefit, the Income Base Evaluation Period may be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values and the Income Credit Period refers to the period of time over which we calculate a potential Income Credit. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.

What is the fee and the investment requirements if I elect the MarketLock Income Plus Extension?

If you elect MARKETLOCK INCOME PLUS EXTENSION, the fee for the living benefit will be increased by 0.10% as follows:


                                                  ANNUALIZED FEE AFTER
                     CURRENT ANNUALIZED FEE            EXTENSION
                        (calculated as a            (calculated as a
    NUMBER OF             percentage of         percentage of the Income
 COVERED PERSONS        the Income Base)                 Base)
        One                  1.10%                       1.20%
        Two                  1.35%                       1.45%

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MARKETLOCK INCOME PLUS living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:



 Option 1 At least 50% and up to 100% in one or more of the following:
              SunAmerica Dynamic Allocation Portfolio
              SunAmerica Dynamic Strategy Portfolio
              Ultra Short Bond Portfolio
              Up to 50% in one or more of the following Variable
              Portfolios:
              Managed Allocation Balanced
              Managed Allocation Moderate
              Managed Allocation Moderate Growth
 Option 2     25% SunAmerica Dynamic Allocation Portfolio and
              25% SunAmerica Dynamic Strategy Portfolio and
              50% in one of the following:
              Allocation 1*
              Allocation 2*
              Allocation 3*
              * Please see the allocations for the formerly available
              Strategic Allocation Program in the STRATEGIC
              ALLOCATION PROGRAM FOR CONTRACTS ISSUED
              PRIOR TO FEBRUARY 6, 2017 APPENDIX.


What is the fee and the investment requirements if I elect the MarketLock For Life Plus or MarketLock For Life Extension?

If you elect MARKETLOCK FOR LIFE PLUS EXTENSION, the fee for the living benefit will be increased by 0.25% for One Covered Person and 0.20% for Two Covered Persons as follows:


                                                  ANNUALIZED FEE AFTER
                     CURRENT ANNUALIZED FEE            EXTENSION
                        (calculated as a            (calculated as a
    NUMBER OF             percentage of         percentage of the Income
 COVERED PERSONS        the Income Base)                 Base)
        One                  0.95%                       1.20%
        Two                  1.25%                       1.45%

                                      B-2



If you elect MARKETLOCK FOR LIFE EXTENSION, the fee for the living benefit will be increased by 0.25% as follows:


                                                  ANNUALIZED FEE AFTER
                     CURRENT ANNUALIZED FEE            EXTENSION
                        (calculated as a            (calculated as a
    NUMBER OF             percentage of         percentage of the Income
 COVERED PERSONS        the Income Base)                 Base)
        One                  0.70%                       0.95%
        Two                  0.95%                       1.20%

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MARKETLOCK FOR LIFE PLUS OR MARKETLOCK FOR LIFE living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:



 Option 1 At least 50% and up to 100% in one or more of the following:
              SunAmerica Dynamic Allocation Portfolio
              SunAmerica Dynamic Strategy Portfolio
              Ultra Short Bond Portfolio
              Up to 50% in one or more of the following Variable
              Portfolios:
              Managed Allocation Balanced
              Managed Allocation Moderate
              Managed Allocation Moderate Growth
 Option 2     25% SunAmerica Dynamic Allocation Portfolio and
              25% SunAmerica Dynamic Strategy Portfolio and
              50% in one of the following:
              Allocation 1*
              Allocation 2*
              Allocation 3*
              * Please see the allocations for the formerly available
              Strategic Allocation Program in the STRATEGIC
              ALLOCATION PROGRAM FOR CONTRACTS ISSUED
              PRIOR TO FEBRUARY 6, 2017 APPENDIX.
 Option 3 At least 50% and up to 100% in one or more of the following:
              SunAmerica Dynamic Allocation Portfolio
              SunAmerica Dynamic Strategy Portfolio
              Ultra Short Bond Portfolio
              Up to 50% in accordance with the requirements outline in the table below:






   INVESTMENT       INVESTMENT              VARIABLE PORTFOLIOS
     GROUP          REQUIREMENT            AND/OR FIXED ACCOUNTS
 A. NON            Minimum 0%      PREMIER PORTFOLIOS
  RESTRICTED       Maximum 50%     Fidelity VIP Investment Grade Bond
                                   SEASONS STRATEGIES
                                   Balanced Growth Strategy
                                   Conservative Growth Strategy
                                   Growth Strategy
                                   Moderate Growth Strategy
                                   SELECT PORTFOLIOS
                                   Diversified Fixed Income Portfolio
                                   Real Return Portfolio
                                   MANAGED ALLOCATION PORTFOLIOS
                                   Allocation Balanced Portfolio
                                   Allocation Moderate Portfolio
                                   Allocation Moderate Growth Portfolio
                                   DCA FIXED ACCOUNTS (if available)
                                   6-Month DCA
                                   1-Year DCA
                                   2-Year DCA
                                   FIXED ACCOUNTS
                                   1-Year Fixed (if available)


   INVESTMENT       INVESTMENT              VARIABLE PORTFOLIOS
     GROUP          REQUIREMENT            AND/OR FIXED ACCOUNTS
 B. EQUITY         Minimum 0%      PREMIER PORTFOLIOS
  MAXIMUM         Maximum 7.5%     American Funds Global Growth SAST
                                   American Funds Growth SAST
                                   American Funds Growth-Income SAST
                                   Fidelity VIP Contrafund(Copyright)
                                   Fidelity VIP Equity-Income
                                   Fidelity VIP Mid Cap
                                   Fidelity VIP Overseas
                                   T. Rowe Price Blue Chip Growth II
                                   T. Rowe Price Equity Income II
                                   SELECT PORTFOLIOS
                                   Large Cap Growth Portfolio
                                   Large Cap Value Portfolio
                                   Mid Cap Growth Portfolio
                                   Mid Cap Value Portfolio
                                   Small Cap Portfolio
                                   International Equity Portfolio
                                   FOCUSED PORTFOLIOS
                                   SA Columbia Focused Growth Portfolio
                                   SA Columbia Focused Value Portfolio


                                      B-3

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--------------------------------------------------------------------------------
           APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




The following details the standard and Maximum Anniversary Value death benefits, the Combination HV & Roll-Up death benefit and the EstatePlus death benefit payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether Living Benefits were elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

We define "Continuation Net Purchase Payments" as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment. We define "Continuation Purchase Payments" as Purchase Payments made on or after the Continuation Date.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

The term "Withdrawal Adjustment" is used, if a Living Benefit had been elected, in describing the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse's 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to the Continuing Spouse's 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after the Continuing Spouse's 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected one of the Living Benefits, described above.

We will not accept subsequent Purchase Payments on or after the 5th contract anniversary from your contract issue date if you have elected a living benefit feature.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.


A. STANDARD AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

     1.   STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  The lesser of:

              (1)    Continuation Net Purchase Payments; or

              (2)    125% of the contract value.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.

     2.   OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus any Continuation Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

     1.   STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustment after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value.

     2.   OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

          a.  Contract value; or

          b.  Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus Continuation Purchase Payments received since that contract anniversary; and reduced by:

               (i) any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

      The anniversary value for any year is equal to the contract value on the applicable anniversary.

      If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit with election of a Living Benefit, described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

      If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.


If the original Owner of the contract elected the standard death benefit and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greater of:


     a.   Contract value; or

     b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be greater of:

     a.   Contract value; or

     b.   The lesser of:

          (1) Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

          (2)   125% of the contract value.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to the contract value.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 2, 2004.


If the Standard Death Benefit is applicable upon the Continuing Spouse's death and the Continuing Spouse is age 74 or younger at the time of death, we will pay the Beneficiary the greater of:


     1.   Contract value; or

     2. Continuation Net Purchase Payments compounded at a 3% annual growth rate until the date of death, plus any Continuation Net Purchase Payments recorded after the date of death.

If the Continuing Spouse is age 75 or older at the time of death, the Standard Death Benefit is the greater of:

     1.   Contract value; or

     2. Continuation Net Purchase Payments compounded at a 3% annual growth until the Continuing Spouse's 75th birthday, plus any Continuation Net Purchase Payments recorded after age 75 until the date of death.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

     a.   Contract value; or

     b.   Continuation Net Purchase Payments; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to contract value and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

IF YOUR CONTRACT WAS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2007, and if the Continuing Spouse is age 90 or older at the time of death, the death benefit is equal to contract value.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 2, 2004.

If the Maximum Anniversary Value option is selected and if the Continuing Spouse is younger than age 90 at the time of death and a Continuation Contribution was made, the death benefit is the greater of:

     1.   Contract value; or

     2.   Continuation Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Continuation Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Maximum Anniversary Value option is selected and NO Continuation Contribution was made the death benefit is the greater of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary occurring after the issue date but before the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.


If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's Beneficiary will not receive any benefit from the optional enhanced death benefit. However, the Continuing Spouse's Beneficiary may still receive a benefit from Earnings Advantage if the date of death is prior to the Latest Annuity Date.

THE FOLLOWING IS A DESCRIPTION OF THE COMBINATION HV & ROLL-UP DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.


If the original Owner elected the optional Combination HV & Roll-Up Death Benefit and the Continuing Spouse continues the contract on the Continuation Date before their 85th birthday and does not terminate this optional death benefit, the death benefit will be the greatest of:


     1.   Contract value; or


     2. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 85th birthday or date of death, plus any Continuation Purchase Payments received since that anniversary and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary after the Continuation Date.


     3. Continuation Net Purchase Payments received prior to the Continuing Spouse's 80th birthday accumulated at 5% through the earliest of:

          (a)        15 years after the contract date; or

          (b)        The day before the Continuing Spouse's 80th birthday; or

          (c) The Continuing Spouse's date of death, adjusted for Continuation Net Purchase Payments received after the timeframes outlined in (a)-(c). Continuation Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.

If the Continuing Spouse is age 85 or older on the Continuation Date, the death benefit is equal to contract value and the optional Combination HV & Roll-Up Death Benefit fee will no longer be deducted.

If the Continuing Spouse terminates the Combination HV & Roll-Up death benefit on the Continuation Date, the standard death benefit for the Continuing Spouse applies upon his/her death and the fee for the Combination HV & Roll-Up death benefit no longer applies.

THE FOLLOWING IS A DESCRIPTION OF THE PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:

     1.   Contract value; or

     2. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; plus any Continuation Net Purchase Payment received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or

     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of each such withdrawal that occurs after the seventh contract anniversary, plus Continuation Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 75-82 on the Continuation Date and the Continuing Spouse dies prior to his/her 86th birthday, then the death benefit will be the greatest of:

     1.   Contract value; or

     2. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

     3. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Continuation Net Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any Gross Withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date. If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the fee for the Continuation HV & Roll-Up Death Benefit will no longer be deducted as of the Continuation Date.

THE FOLLOWING IS A DESCRIPTION OF THE 5% ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.

If the 5% Accumulation option is selected and a Continuation Contribution was made the death benefit is the greater of:

     1.   Contract value; or

     2. Continuation Net Purchase Payments made from the Continuation Date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Continuation Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Continuation Net Purchase Payments.

If 5% Accumulation option is selected and no Continuation Contribution was made:

     1.   Contract value; or

     2. Net Purchase Payments made from the date of issue compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Continuation Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum of two times the Continuation Net Purchase Payments.


If the Continuing Spouse dies after the Latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's Beneficiary will not receive any benefit from the 5% Accumulation option.



C. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING
  SPOUSE'S DEATH:


The EstatePlus ("Earnings Advantage" for contracts issued prior to August 2,
2004) benefit is only available if the original Owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.


If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage" or "Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage" or "Maximum Earnings Advantage Percentage" for contracts issued prior to August 2, 2004), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Maximum Anniversary Value or Purchase Payment Accumulation death benefit options.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:


 CONTRACT YEAR        ESTATEPLUS                   MAXIMUM
    OF DEATH          PERCENTAGE             ESTATEPLUS BENEFIT
 Years 0-4        25% of Earnings     40% of Continuation Net
                                      Purchase Payments* (25%
                                      for contracts issued prior to
                                      8/2/04)
 Years 5-9        40% of Earnings     65% of Continuation Net
                                      Purchase Payments* (40%
                                      for contracts issued prior to
                                      8/2/04)
 Years 10+        50% of Earnings     75% of Continuation Net
                                      Purchase Payments* (50%
                                      for contracts issued prior to
                                      8/2/04)

On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:


 CONTRACT YEAR        ESTATEPLUS               MAXIMUM
    OF DEATH          PERCENTAGE         ESTATEPLUS BENEFIT
 All Contract     25% of Earnings     40% of Continuation Net
 Years                                Purchase Payments*

* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit calculation.


What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.


What is the EstatePlus benefit?

We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where

     (1)    equals the contract value on the Continuing Spouse's date of death;

     (2)    equals the Continuation Net Purchase Payment(s).


What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




           PROSPECTUS PROVISION                              AVAILABILITY OR VARIATION                      STATES
Administration Charge                      Contract Maintenance Fee is $30.                             North Dakota
Administration Charge                      Charge will be deducted pro-rata from Variable Portfolios    Washington
                                             only.
Annuity Date                               You may switch to the Income Phase any time after your       Florida
                                             first contract anniversary.
Death Benefits                             The standard death benefit is only available to contract     Washington
                                             owners or continuing spouses who are
                                           age 82 and younger.
Death Benefits                             The Combination HV & Roll-Up death benefit and EstatePlus    Washington
                                             death benefit are not available.
Death Benefits Upon Spousal Continuation   If you continue your contract on or after your 83rd          Washington
                                             birthday, the death benefit is equal to
                                           contract value.
MarketLock                                 Charge will be deducted pro-rata from Variable Portfolios    Oregon
                                             only.
MarketLock For Life                                                                                     Texas
MarketLock For Life Plus                                                                                Washington
MarketLock For Two
MarketLock Income Plus
MarketLock For Life                        You may elect the current Maximum Annual Withdrawal Amount   Oregon
                                             to be received monthly.
MarketLock For Life Plus
MarketLock Income Plus
Premium Tax                                We deduct premium tax charges of 0.50% for Qualified         California
                                             contracts and 2.35% for Non-Qualified
                                           contracts based on contract value when you begin the Income
                                             Phase.
Premium Tax                                We deduct premium tax charges of 0% for Qualified contracts  Maine and 2.0% for Non-Qualified
                                           contracts based on total Purchase Payments when you begin
                                             the Income Phase.
Premium Tax                                We deduct premium tax charges of 0% for Qualified contracts  Nevada and 3.5% for Non-Qualified
                                           contracts based on contract value when you begin the Income
                                             Phase.
Premium Tax                                For the first $500,000 in the contract, we deduct premium    South Dakota
                                             tax charges of 0% for Qualified
                                           contracts and 1.25% for Non-Qualified contracts based on
                                             total Purchase Payments when you
                                           begin the Income Phase. For any amount in excess of
                                             $500,000 in the contract, we deduct
                                           front-end premium tax charges of 0% for Qualified contracts and 0.08% for Non-Qualified
                                           contracts based on total Purchase Payments when you begin
                                             the Income Phase.
Premium Tax                                We deduct premium tax charges of 1.0% for Qualified          West Virginia
                                             contracts and 1.0% for Non-Qualified
                                           contracts based on contract value when you begin the Income
                                             Phase.
Premium Tax                                We deduct premium tax charges of 0% for Qualified contracts  Wyoming and 1.0% for Non-Qualified
                                           contracts based on total Purchase Payments when you begin
                                             the Income Phase.
Seasons Income Rewards                     Charge will be deducted pro-rata from Variable Portfolios    Washington
                                             only.
Season Promise
Systematic Withdrawal                      Minimum withdrawal amount is $250 per withdrawal or the      Minnesota
                                             penalty free withdrawal amount.                            Oregon
Transfer Privilege                         Any transfer over the limit of 15 will incur a $10 transfer  Pennsylvania
                                             fee.                                                       Texas
Withdrawal Charge Schedule                 For contracts issued prior to November 17, 2003, the         Oregon
                                             withdrawal charge schedule is as follows:
                                           6%, 5%, 4%, 3%, 2%, 1%, 0%. This schedule only applies if
                                             you elected a DCA Fixed Account.



                                      D-1

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--------------------------------------------------------------------------------
   APPENDIX E - THE GUARANTEE FOR CONTRACTS ISSUED PRIOR TO DECEMBER 29, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


GUARANTEE OF INSURANCE OBLIGATIONS


The Company's insurance policy obligations for individual and group contracts issued by SunAmerica Annuity prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor").

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

Guarantees for contracts and certificates issued prior to the Merger will continue after the Merger. As a result, the Merger of SunAmerica Annuity into AGL will not impact the insurance obligations under the Guarantee. PLEASE SEE THE COMPANY ABOVE FOR MORE DETAILS REGARDING THE MERGER.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home, an affiliate of the Company, is an indirect wholly owned subsidiary of American International Group, Inc.


                                      E-1

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--------------------------------------------------------------------------------

APPENDIX F - STRATEGIC ALLOCATION PROGRAM FOR CONTRACTS ISSUED PRIOR TO
                                FEBRUARY 6, 2017

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



EFFECTIVE ON FEBRUARY 6, 2017, DUE TO PENDING REGULATORY CHANGES WE WILL NO LONGER OFFER THE STRATEGIC ALLOCATION PROGRAM AND WE WILL NO LONGER UPDATE THE STRATEGIC ALLOCATION PROGRAM.

IF YOU ARE CURRENTLY INVESTED IN A STRATEGIC ALLOCATION, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Strategic Allocation Program was terminated; however, the investment will no longer be considered to be a Strategic Allocation and you may no longer trade into a Strategic Allocation. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file.

ADDITIONALLY, IF YOU ELECTED A LIVING BENEFIT WHICH ALLOWED STRATEGIC ALLOCATIONS AS PART OF THE INVESTMENT REQUIREMENTS, you may trade out of your allocation at any time into any investment that meets your Living Benefit's investment requirements, including the asset allocation of the Variable Portfolios listed in the table below ("Allocations"). After the termination effective date, only the asset allocation of the Variable Portfolios of your current allocation or the Allocations below will meet the investment requirements for Living Benefits which previously allowed Strategic Allocations.


ALLOCATIONS (EFFECTIVE FEBRUARY 6, 2017)




         VARIABLE PORTFOLIOS            ALLOCATION 1     ALLOCATION 2     ALLOCATION 3
 Allocation Balanced                        67.00%            0.00%           0.00%
 Allocation Moderate                         0.00%           67.00%           0.00%
 Allocation Moderate Growth                  0.00%            0.00%          67.00%
 American Funds Global Growth
   SAST                                      1.98%            2.31%           2.64%
 American Funds Growth SAST                  0.66%            0.99%           1.32%
 American Funds Growth-Income
   SAST                                      1.32%            1.65%           1.98%
 Fidelity VIP Contrafund                     0.99%            1.32%           1.98%
 Fidelity VIP Equity-Income                  2.64%            2.97%           3.30%
 Fidelity VIP Investment Grade Bond         15.51%           10.56%           6.93%
 Fidelity VIP Mid Cap                        3.96%            5.61%           6.27%
 Fidelity VIP Overseas                       1.98%            2.64%           3.30%
 T. Rowe Price Blue Chip Growth II           0.99%            1.32%           1.32%
 T. Rowe Price Equity Income II              2.97%            3.63%           3.96%
                                TOTAL         100%             100%            100%



                                      F-1



      Please forward a copy (without charge) of the Seasons SelectII Variable Annuity Statement of Additional
                                                  Information to:
                                (Please print or type and fill in all information.)
    -----------------------------------------------------------------------
    Name

    -----------------------------------------------------------------------
    Address

    -----------------------------------------------------------------------
    City/State/Zip

    -----------------------------------------------------------------------
    Contract Issue Date:

    Date: -------------------------------                                    Signed: ----------------------------

 Return to: American General Life Insurance Company, Annuity Service Center, P.O. Box 15570,
 Amarillo, Texas 79105-5570

                      STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT


                                   ISSUED BY


                    AMERICAN GENERAL LIFE INSURANCE COMPANY


                               IN CONNECTION WITH


                         VARIABLE ANNUITY ACCOUNT FIVE

                       SEASONS SELECT II VARIABLE ANNUITY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated May 1, 2017, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or writing us at:


                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 15570
                           AMARILLO, TEXAS 79105-5570

                                  MAY 1, 2017

                               TABLE OF CONTENTS




                                                                                  Page
                                                                                 -----
Separate Account and the Company................................................    3
American Home Assurance Company.................................................    4
General Account.................................................................    4
Master-Feeder Structure.........................................................    4
Performance Data................................................................    5
Market Value Adjustment ("MVA") for Contracts Issued Prior to May 2, 2005.......    6
Annuity Income Payments.........................................................    8
Annuity Unit Values.............................................................    9
Taxes...........................................................................   11
Broker-Dealer Firms Receiving Revenue Sharing Payments..........................   18
Distribution of Contracts.......................................................   18
Financial Statements............................................................   19

                        SEPARATE ACCOUNT AND THE COMPANY

American General Life Insurance Company ("AGL" or the "Company") is a stock life insurance company organized under the laws of the State of Texas on April 11, 1960. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. American International Group is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contacts are the Company's, and American International Group has no legal obligation to back those commitments.

On December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), American General Life Insurance Company of Delaware ("AGLD"), SunAmerica Life Insurance Company ("SALIC") and Western National Life Insurance Company, ("WNL"), affiliates of American General Life Insurance Company, merged with and into American General Life Insurance Company ("Merger"). Prior to this date, the Seasons Select II contracts were issued by SunAmerica Annuity in all states except New York.

Variable Annuity Account Five ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on July 8, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company. These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.

The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).


                        AMERICAN HOME ASSURANCE COMPANY

All references in this SAI to American Home Assurance Company ("American Home") apply only to contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc. ("American International Group").


                                GENERAL ACCOUNT

The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account options of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. The DCA fixed accounts are not available if the Seasons Reward Program is elected. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


                            MASTER-FEEDER STRUCTURE

The following underlying funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, American Funds Asset Allocation SAST Portfolio, and VCP Managed Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management, LLC ("SAAMCo") does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the underlying fund ceases to operate as a "feeder fund," SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:

      - Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and

      - Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.


                                PERFORMANCE DATA

From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

Performance data for the various Variable Portfolios are computed in the manner described below.

VARIABLE PORTFOLIOS

The Variable Portfolios of the Separate Account compute their performance data as "total return." Total return figures are derived from historical data and are not intended to be a projection of future performance.

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

For contracts without the Seasons Rewards program:



                     n
     P     (1 + T)       =   ERV


For contracts with the Seasons Rewards program:



                                 n
     [P     (1 + E)]   (1 + T)       =   ERV

where:


     P     =   a hypothetical initial payment of $1,000
     T     =   average annual total return
     n     =   number of years
     E     =   Payment Enhancement Rate
     ERV   =   redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the 1, 5, or 10 year periods (or fractional portion thereof)

Standardized performance for the Variable Portfolios available in this contract reflect total returns using the method of computation discussed below:


      - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards program is elected; AND

      - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.

We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already purchased the contract with or without the Seasons Rewards program. However, we will not report performance for the contract featuring Seasons Rewards program, unless net of withdrawal charges.


The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption.

These rates of return do not reflect election of any optional features. As a fee is charged for these features, the rates of return would be lower if these features were included in the calculations.



   MARKET VALUE ADJUSTMENT ("MVA") FOR CONTRACTS ISSUED PRIOR TO MAY 2, 2005


Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available. Where the MVA is positive, we add the adjustment to your withdrawal amount.

If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:


                             [(1+I/(1+J+L)]N/12 - 1

where:

          I is the interest rate you are earning on the money invested in the Fixed Account;

          J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;

          N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and

          L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an Fixed Account under the following circumstances:

      - If a withdrawal or transfer made after May 2, 2005 results in a negative MVA calculation;

      - If a withdrawal or transfer is made within 30 days after the end of a guarantee period;

      -   If a withdrawal or transfer is made to pay contract fees and charges;

      -   To pay a death benefit; and

      -   Upon beginning an income option, if occurring on the Latest Annuity
          Date.

EXAMPLES OF THE MVA

The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

      (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

      (2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);

      (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

      (4)   Your contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)1.5 - 1

                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:


                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)1.5 - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% =$3,760) is multiplied by the MVA factor to determine the MVA:


                         $3,760 x (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.


                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

The initial monthly annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax if applicable, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first monthly variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

For fixed annuity income payments, the amount of the second and each subsequent monthly fixed annuity income payment is the same as that determined above for the first fixed monthly annuity income payment.

For variable annuity income payments, the amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly variable annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each monthly variable annuity income payment is due.

ANNUITY INCOME PAYMENTS UNDER THE INCOME PROTECTOR PROGRAM

If the Income Protector program is available and contract holders elect to begin annuity income payments using the Income Protector program, the income benefit base is determined as described in the prospectus. The initial annuity income payment is determined by applying the income benefit base to the annuity table specifically designated for use in conjunction with the Income Protector program, either in the contract or in the endorsement to the contract. Those tables are based on a set amount per $1,000 of income benefit base applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted), premium tax, if applicable, age of the Annuitant and designated second person, if any, and the annuity income option selected.

The income benefit base is applied then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. The amount of the second and each subsequent annuity income payment is the same as that determined above for the first monthly annuity income payment.


                              ANNUITY UNIT VALUES

The value of an Annuity Unit is determined independently for each Variable Portfolio.

The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly variable annuity income payment would be higher, but the actual net investment rate would also have to be higher in order for variable annuity income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each monthly variable annuity income payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:


   (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

   (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.


The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:


     NIF   =   ($11.46/$11.44)
           =   1.00174825

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the variable annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:


                               (1/12)
     1/        [(1.035)                   ]   =   0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

     $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial variable annuity income payment, the annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed investment rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are basis for the amount of future variable annuity income payments. This performance is compared to the monthly AIR, and if the rate of growth in the NIF is the same as the monthly AIR the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio NIF / (1+AIR), calculated on a monthly basis. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a contract has all of its account value allocated to a single Variable Portfolio. As of the last valuation preceding the Annuity Date, the account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655 (i.e., the account value is equal to 7543.2456 x $15.432655 =
$116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second variable annuity income payment date is $13.327695.

The first variable annuity income payment is determined using the annuity factor tables specified in the contract. These tables supply monthly annuity income payment factors, determined by the sex, age of the Annuitant and annuity income option selected, for each $1,000 of applied contract value. If the applicable factor is 5.21 for the annuitant in this hypothetical example, the first variable annuity income payment is determined by multiplying the factor of $5.21 by the result of dividing the account value by $1,000:

     First variable annuity income payment = $5.21 x ($116,412.31/$1000) =
$606.51

The number of Annuity Units (which will be constant unless the account values is transferred to another account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

     Annuity Units = $606.51/$13.256932 = 45.750404


The second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second variable annuity payment due date:


     Second variable annuity income payment = 45.750404 x $13.327695 = $609.75

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                     TAXES

GENERAL

NOTE: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity income payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase

Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

      -   after attaining age 59 1/2;

      -   when paid to your beneficiary after you die;

      -   after you become disabled (as defined in the Code);

      - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

      -   under an immediate annuity contract;

      - which are attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which went into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or annuity income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

      -   after attainment of age 59 1/2;

      -   when paid to your beneficiary after you die;

      -   after you become disabled (as defined in the IRC);

      - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

      - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

      - dividends paid with respect to stock of a corporation described in IRC Section 404(k);

      - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

      - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

      - for payment of health insurance if you are unemployed and meet certain requirements;

      -   distributions from IRAs for certain higher education expenses;

      -   distributions from IRAs for first home purchases;

      - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;

      - payments to certain reservists called up for active duty after September 11, 2001; or

      - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or "transferred to another eligible plan in a direct trustee-to-trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under
Section 457(b) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 ("ATRA") expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury

Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the Purchase Payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your Purchase Payments not previously withdrawn.

The new Contract owner's Purchase Payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FOREIGN ACCOUNT TAX COMPLIANCE ("FATCA")

A Contract Owner who is not a "United States person" which is defined under the Internal Revenue Code section to mean:

      -   a citizen or resident of the United States

      - a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia

      - any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, the Form W-8 BEN-E is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or acceptable substitute form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.

OTHER WITHHOLDING TAX

A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities


Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2017 is the lesser of 100% of includible compensation or $18,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $6,000 in 2017 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2017 may not exceed the lesser of $54,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors.

The maximum IRA (traditional and/or Roth) contribution for 2017 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2017. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income. The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2017 of less than $99,000, your contribution may be fully deductible; if your income is between $99,000 and $119,000, your contribution may be partially deductible and if your income is $119,000 or more, your contribution may not be deductible. If you are single and your income in 2017 is less than $62,000, your contribution may be fully deductible; if your income is between $62,000 and $72,000, your contribution may be partially deductible and if your income is $72,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2017 is between $186,000 and $196,000, your contribution may be partially deductible.


(d) Roth IRAs


Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2017 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2017. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2017 is less than: $186,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $118,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.


(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans -- Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from, or in some cases made available under the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. All 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.


             BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS

The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2016, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.



  Ameriprise Financial Services, Inc.       M&T Securities, Inc.
  BancWest Investment Services, Inc.        Metropolitan Life Insurance Corporation
  BBVA Compass Investment Solutions, Inc.   Morgan Stanley & Co., Incorporated
  BOSC, Inc.                                NEXT Financial Group, Inc.
  CCO Investment Services Corporation       Primerica Financial Services
  Cetera Advisor Network LLC                PNC Investments
  Cetera Advisors LLC                       Raymond James & Associates
  Cetera Financial Specialists LLC          Raymond James Financial
  Cetera Investment Services LLC            RBC Capital Markets Corporation
  Citigroup Global Markets Inc.             Royal Alliance Associates, Inc.
  CUSO Financial Services, L.P.             SagePoint Financial, Inc.
  Edward D. Jones & Co., L.P.               Santander Securities LLC
  Fifth Third Securities, Inc.              Securities America, Inc.
  FSC Securities Corp.                      Securities Services Network
  Infinex Investments, Inc.                 Signator Investors/John Hancock Financial Network
  Investacorp, Inc                          Triad Advisors, Inc
  Investment Professionals, Inc.            U.S. Bancorp Investments, Inc.
  J.J.B. Hilliard, W.L. Lyons, Inc.         UBS Financial Services Inc.
  James Borello & Co                        UnionBanc Investment Services
  Janney Montgomery Scott LLC.              United Planners Financial Services of America
  KMS Financial Services                    Voya Financial Advisors, Inc.
  Lincoln Financial Advisor                 Wells Fargo Advisor, LLC
  Lincoln Financial Securities              Wescom Financial Services
  LPL Financial Corporation                 Woodbury Financial Services, Inc.


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.


                           DISTRIBUTION OF CONTRACTS


The contracts are offered on a continuous basis through AIG Capital Services, Inc., located at 21650 Oxnard Street, Suite 750 Woodland Hills, CA 91367-4997. AIG Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and AIG Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.

                              FINANCIAL STATEMENTS


PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for Variable Annuity Account Five, American General Life Insurance Company ("AGL"), and American Home Assurance Company.


You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or call us at 1-800-445-7862. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

      - Audited Financial Statements of Variable Annuity Account Five of American General Life Insurance Company for the year ended December 31, 2016.

      - Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2016, 2015 and 2014.

      - Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2016, 2015 and 2014.

The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts. You should only consider the statutory financial statements of American Home Assurance Company ("American Home") that we include in the Statement of Additional Information as a bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.

American General
Life Companies

                                                  Variable Annuity Account Five
                                        American General Life Insurance Company

                                                                           2016

                                                                  Annual Report

                                                              December 31, 2016

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Variable Annuity Account Five

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts of Variable Annuity Account Five sponsored by American General Life Insurance Company, as indicated in Note 1, as of December 31, 2016, the results of each of their operations and changes in net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of American General Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the mutual fund companies and transfer agents, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 24, 2017

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016


                                                                   Due from
                                                                     (to)                                           Net Assets
                                                                   Company's               Contract    Contract   Attributable to
                                                                    General                Owners -    Owners -      Contract
                                                      Investments  Account,                Annuity   Accumulation      Owner
Sub-accounts                                         at Fair Value    Net     Net Assets   Reserves    Reserves      Reserves
------------                                         ------------- --------- ------------ ---------- ------------ ---------------
Fidelity VIP Contrafund Portfolio Service Class 2     $  5,570,052       $-- $  5,570,052 $   11,909 $  5,558,143    $  5,570,052
Fidelity VIP Equity-Income Portfolio Service Class 2     7,050,717        --    7,050,717      1,218    7,049,499       7,050,717
Fidelity VIP Investment Grade Bond Portfolio
  Service Class 2                                       19,926,292        --   19,926,292     32,755   19,893,537      19,926,292
Fidelity VIP Mid Cap Portfolio Service Class 2           9,982,570        --    9,982,570      2,169    9,980,401       9,982,570
Fidelity VIP Overseas Portfolio Service Class 2          5,974,537        --    5,974,537        886    5,973,651       5,974,537
SST Allocation Balanced Portfolio Class 3               89,961,332        --   89,961,332    121,325   89,840,007      89,961,332
SST Allocation Growth Portfolio Class 3                 53,777,276        --   53,777,276     34,865   53,742,411      53,777,276
SST Allocation Moderate Growth Portfolio Class 3       289,373,028        --  289,373,028         --  289,373,028     289,373,028
SST Allocation Moderate Portfolio Class 3              124,708,639        --  124,708,639    102,049  124,606,590     124,708,639
SST Balanced Growth Strategy Class 1                    15,635,086        --   15,635,086    344,814   15,290,272      15,635,086
SST Balanced Growth Strategy Class 2                    63,882,342        --   63,882,342    161,816   63,720,526      63,882,342
SST Balanced Growth Strategy Class 3                    36,471,421        --   36,471,421    110,414   36,361,007      36,471,421
SST Conservative Growth Strategy Class 1                10,115,042        --   10,115,042     40,738   10,074,304      10,115,042
SST Conservative Growth Strategy Class 2                48,240,403        --   48,240,403    450,364   47,790,039      48,240,403
SST Conservative Growth Strategy Class 3                28,144,735        --   28,144,735    257,160   27,887,575      28,144,735
SST Diversified Fixed Income Portfolio Class 1           2,660,708        --    2,660,708     38,222    2,622,486       2,660,708
SST Diversified Fixed Income Portfolio Class 2          28,812,783        --   28,812,783     54,978   28,757,805      28,812,783
SST Diversified Fixed Income Portfolio Class 3          16,362,951        --   16,362,951    103,052   16,259,899      16,362,951
SST SA Columbia Focused Growth Portfolio Class 1           959,927        --      959,927     14,338      945,589         959,927
SST SA Columbia Focused Growth Portfolio Class 2        23,298,797        --   23,298,797     85,098   23,213,699      23,298,797
SST SA Columbia Focused Growth Portfolio Class 3        18,602,183        --   18,602,183     22,836   18,579,347      18,602,183
SST SA Columbia Focused Value Portfolio Class 2         14,493,601        --   14,493,601    103,279   14,390,322      14,493,601
SST SA Columbia Focused Value Portfolio Class 3         11,307,169        --   11,307,169      1,991   11,305,178      11,307,169
SST Growth Strategy Class 1                             19,308,508        --   19,308,508     56,278   19,252,230      19,308,508
SST Growth Strategy Class 2                             37,404,231        --   37,404,231         --   37,404,231      37,404,231
SST Growth Strategy Class 3                             47,054,859        --   47,054,859  1,307,303   45,747,556      47,054,859
SST International Equity Portfolio Class 1               1,312,172        --    1,312,172         --    1,312,172       1,312,172
SST International Equity Portfolio Class 2              19,932,027        --   19,932,027     84,393   19,847,634      19,932,027
SST International Equity Portfolio Class 3              15,827,651        --   15,827,651     21,727   15,805,924      15,827,651
SST Large Cap Growth Portfolio Class 1                   4,004,211        --    4,004,211     11,056    3,993,155       4,004,211
SST Large Cap Growth Portfolio Class 2                  31,919,688        --   31,919,688     96,694   31,822,994      31,919,688
SST Large Cap Growth Portfolio Class 3                  16,834,621        --   16,834,621     84,941   16,749,680      16,834,621
SST Large Cap Value Portfolio Class 1                    3,689,245        --    3,689,245      2,178    3,687,067       3,689,245
SST Large Cap Value Portfolio Class 2                   29,482,410        --   29,482,410     81,321   29,401,089      29,482,410
SST Large Cap Value Portfolio Class 3                   15,535,600        --   15,535,600     60,762   15,474,838      15,535,600
SST Mid Cap Growth Portfolio Class 1                     3,119,642        --    3,119,642     33,324    3,086,318       3,119,642
SST Mid Cap Growth Portfolio Class 2                    21,097,448        --   21,097,448    111,961   20,985,487      21,097,448
SST Mid Cap Growth Portfolio Class 3                    13,891,095        --   13,891,095     93,061   13,798,034      13,891,095
SST Mid Cap Value Portfolio Class 1                      3,174,191        --    3,174,191      3,721    3,170,470       3,174,191
SST Mid Cap Value Portfolio Class 2                     27,155,432        --   27,155,432    107,354   27,048,078      27,155,432
SST Mid Cap Value Portfolio Class 3                     17,527,395        --   17,527,395     51,762   17,475,633      17,527,395
SST Moderate Growth Strategy Class 1                    17,191,215        --   17,191,215    109,115   17,082,100      17,191,215
SST Moderate Growth Strategy Class 2                    75,706,982        --   75,706,982     99,423   75,607,559      75,706,982
SST Moderate Growth Strategy Class 3                    69,533,942        --   69,533,942     40,816   69,493,126      69,533,942
SST Real Return Portfolio Class 3                        8,825,169        --    8,825,169      1,137    8,824,032       8,825,169
SST Small Cap Portfolio Class 1                          1,854,652        --    1,854,652      1,798    1,852,854       1,854,652
SST Small Cap Portfolio Class 2                         19,544,631        --   19,544,631    126,691   19,417,940      19,544,631
SST Small Cap Portfolio Class 3                         12,295,452        --   12,295,452     52,594   12,242,858      12,295,452
SAST American Funds Global Growth Portfolio Class 3      7,650,328        --    7,650,328        936    7,649,392       7,650,328
SAST American Funds Growth Portfolio Class 3             3,980,527        --    3,980,527        401    3,980,126       3,980,527
SAST American Funds Growth-Income Portfolio Class 3      6,175,762        --    6,175,762        664    6,175,098       6,175,762
SAST Dynamic Allocation Portfolio Class 3               52,270,457        --   52,270,457         --   52,270,457      52,270,457
SAST Dynamic Strategy Portfolio Class 3                 49,607,982        --   49,607,982         --   49,607,982      49,607,982
SAST Ultra Short Bond Portfolio Class 1                    751,914        --      751,914         --      751,914         751,914
SAST Ultra Short Bond Portfolio Class 2                  7,081,973        --    7,081,973    568,932    6,513,041       7,081,973
SAST Ultra Short Bond Portfolio Class 3                 14,610,617        --   14,610,617     62,053   14,548,564      14,610,617
T. Rowe Price Blue Chip Growth Portfolio Class II        3,966,890        --    3,966,890     11,923    3,954,967       3,966,890
T. Rowe Price Equity Income Portfolio Class II           7,151,353        --    7,151,353      1,201    7,150,152       7,151,353

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2016


                                                                        Net Asset
                                                                        Value per Shares at Fair Cost of Shares
Sub-accounts                                                   Shares     Share       Value           Held      Level*
------------                                                 ---------- --------- -------------- -------------- ------
Fidelity VIP Contrafund Portfolio Service Class 2               171,650    $32.45   $  5,570,052   $  5,392,106   1
Fidelity VIP Equity-Income Portfolio Service Class 2            328,552     21.46      7,050,717      6,925,146   1
Fidelity VIP Investment Grade Bond Portfolio Service Class 2  1,614,772     12.34     19,926,292     20,313,553   1
Fidelity VIP Mid Cap Portfolio Service Class 2                  302,227     33.03      9,982,570      9,706,162   1
Fidelity VIP Overseas Portfolio Service Class 2                 338,501     17.65      5,974,537      5,914,947   1
SST Allocation Balanced Portfolio Class 3                     8,676,885     10.37     89,961,332     94,235,753   1
SST Allocation Growth Portfolio Class 3                       4,230,547     12.71     53,777,276     42,278,673   1
SST Allocation Moderate Growth Portfolio Class 3             26,938,694     10.74    289,373,028    287,424,888   1
SST Allocation Moderate Portfolio Class 3                    11,672,828     10.68    124,708,639    122,674,086   1
SST Balanced Growth Strategy Class 1                            429,223     36.43     15,635,086      7,335,920   1
SST Balanced Growth Strategy Class 2                          1,797,384     35.54     63,882,342     36,228,942   1
SST Balanced Growth Strategy Class 3                          1,040,279     35.06     36,471,421     22,873,164   1
SST Conservative Growth Strategy Class 1                        298,127     33.93     10,115,042      5,493,098   1
SST Conservative Growth Strategy Class 2                      1,457,974     33.09     48,240,403     31,133,155   1
SST Conservative Growth Strategy Class 3                        862,406     32.64     28,144,735     21,610,085   1
SST Diversified Fixed Income Portfolio Class 1                  230,448     11.55      2,660,708      2,681,293   1
SST Diversified Fixed Income Portfolio Class 2                2,497,557     11.54     28,812,783     28,943,278   1
SST Diversified Fixed Income Portfolio Class 3                1,425,782     11.48     16,362,951     16,747,522   1
SST SA Columbia Focused Growth Portfolio Class 1                125,658      7.64        959,927      1,217,429   1
SST SA Columbia Focused Growth Portfolio Class 2              3,183,561      7.32     23,298,797     28,907,835   1
SST SA Columbia Focused Growth Portfolio Class 3              2,607,103      7.14     18,602,183     23,570,540   1
SST SA Columbia Focused Value Portfolio Class 2                 800,128     18.11     14,493,601     10,404,139   1
SST SA Columbia Focused Value Portfolio Class 3                 625,597     18.07     11,307,169      8,772,832   1
SST Growth Strategy Class 1                                     461,952     41.80     19,308,508      8,297,299   1
SST Growth Strategy Class 2                                     917,416     40.77     37,404,231     18,576,977   1
SST Growth Strategy Class 3                                   1,170,948     40.19     47,054,859     30,167,838   1
SST International Equity Portfolio Class 1                      166,771      7.87      1,312,172      1,163,730   1
SST International Equity Portfolio Class 2                    2,527,845      7.88     19,932,027     18,774,042   1
SST International Equity Portfolio Class 3                    2,013,757      7.86     15,827,651     15,465,309   1
SST Large Cap Growth Portfolio Class 1                          319,890     12.52      4,004,211      3,508,263   1
SST Large Cap Growth Portfolio Class 2                        2,597,081     12.29     31,919,688     28,318,238   1
SST Large Cap Growth Portfolio Class 3                        1,382,528     12.18     16,834,621     15,636,582   1
SST Large Cap Value Portfolio Class 1                           221,287     16.67      3,689,245      2,866,034   1
SST Large Cap Value Portfolio Class 2                         1,769,426     16.66     29,482,410     21,701,517   1
SST Large Cap Value Portfolio Class 3                           932,705     16.66     15,535,600     12,141,190   1
SST Mid Cap Growth Portfolio Class 1                            196,763     15.85      3,119,642      2,279,030   1
SST Mid Cap Growth Portfolio Class 2                          1,383,109     15.25     21,097,448     15,859,822   1
SST Mid Cap Growth Portfolio Class 3                            931,000     14.92     13,891,095     11,606,821   1
SST Mid Cap Value Portfolio Class 1                             182,073     17.43      3,174,191      2,444,751   1
SST Mid Cap Value Portfolio Class 2                           1,561,066     17.40     27,155,432     22,431,377   1
SST Mid Cap Value Portfolio Class 3                           1,009,253     17.37     17,527,395     15,223,715   1
SST Moderate Growth Strategy Class 1                            436,687     39.37     17,191,215      7,246,603   1
SST Moderate Growth Strategy Class 2                          1,970,979     38.41     75,706,982     38,904,394   1
SST Moderate Growth Strategy Class 3                          1,836,176     37.87     69,533,942     40,712,326   1
SST Real Return Portfolio Class 3                               917,440      9.62      8,825,169      8,987,213   1
SST Small Cap Portfolio Class 1                                 131,018     14.16      1,854,652      1,321,254   1
SST Small Cap Portfolio Class 2                               1,413,281     13.83     19,544,631     13,554,610   1
SST Small Cap Portfolio Class 3                                 901,999     13.63     12,295,452      9,135,069   1
SAST American Funds Global Growth Portfolio Class 3             686,363     11.15      7,650,328      8,662,363   1
SAST American Funds Growth Portfolio Class 3                    344,814     11.54      3,980,527      4,174,471   1
SAST American Funds Growth-Income Portfolio Class 3             504,352     12.24      6,175,762      6,266,295   1
SAST Dynamic Allocation Portfolio Class 3                     4,275,731     12.22     52,270,457     51,854,889   1
SAST Dynamic Strategy Portfolio Class 3                       4,019,664     12.34     49,607,982     48,142,365   1
SAST Ultra Short Bond Portfolio Class 1                          71,433     10.53        751,914        753,411   1
SAST Ultra Short Bond Portfolio Class 2                         681,099     10.40      7,081,973      7,105,538   1
SAST Ultra Short Bond Portfolio Class 3                       1,417,258     10.31     14,610,617     14,813,277   1
T. Rowe Price Blue Chip Growth Portfolio Class II               176,385     22.49      3,966,890      3,481,490   1
T. Rowe Price Equity Income Portfolio Class II                  253,145     28.25      7,151,353      6,335,166   1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                         Fidelity VIP  Fidelity VIP
                                                           Fidelity VIP     Equity-     Investment   Fidelity VIP  Fidelity VIP
                                                            Contrafund      Income      Grade Bond      Mid Cap      Overseas
                                                             Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                                           Service Class Service Class Service Class Service Class Service Class
                                                                 2             2             2             2             2
                                                           ------------- ------------- ------------- ------------- -------------
For the Year Ended December 31, 2016
From operations:
   Dividends                                                $    34,372   $   151,201   $   440,425   $    30,819   $    73,389
   Mortality and expense risk and administrative charges        (89,667)     (114,741)     (318,880)     (155,958)      (94,296)
                                                            -----------   -----------   -----------   -----------   -----------
   Net investment income (loss)                                 (55,295)       36,460       121,545      (125,139)      (20,907)
   Net realized gain (loss)                                     371,627       228,562      (119,212)      285,692       243,480
   Capital gain distribution from mutual funds                  496,735       501,998        10,701       663,819        10,211
   Change in unrealized appreciation (depreciation) of
     investments                                               (478,295)      336,489       611,446       141,690      (667,553)
                                                            -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from operations               334,772     1,103,509       624,480       966,062      (434,769)
                                                            -----------   -----------   -----------   -----------   -----------
From contract transactions:
   Payments received from contract owners                        23,787        33,822       387,859        46,529         6,338
   Payments for contract benefits or terminations              (930,567)   (1,178,615)   (2,844,919)   (1,096,218)     (683,706)
   Transfers between sub-accounts (including fixed
     account), net                                             (225,725)     (534,915)      744,672      (738,775)      384,529
   Contract maintenance charges                                 (40,060)      (66,458)     (169,531)     (102,515)      (61,495)
   Adjustments to net assets allocated to contracts in
     payout period                                                  353             6            13            11             4
                                                            -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from contract
  transactions                                               (1,172,212)   (1,746,160)   (1,881,906)   (1,890,968)     (354,330)
                                                            -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets                              (837,440)     (642,651)   (1,257,426)     (924,906)     (789,099)
Net assets at beginning of period                             6,407,492     7,693,368    21,183,718    10,907,476     6,763,636
                                                            -----------   -----------   -----------   -----------   -----------
Net assets at end of period                                 $ 5,570,052   $ 7,050,717   $19,926,292   $ 9,982,570   $ 5,974,537
                                                            ===========   ===========   ===========   ===========   ===========
Beginning units                                                 454,136       631,284     1,727,608       746,687       739,066
Units issued                                                     31,923        23,633       275,107        20,722        89,471
Units redeemed                                                 (113,628)     (155,704)     (424,613)     (147,471)     (128,489)
                                                            -----------   -----------   -----------   -----------   -----------
Ending units                                                    372,431       499,213     1,578,102       619,938       700,048
                                                            ===========   ===========   ===========   ===========   ===========
For the Year Ended December 31, 2015
From operations:
   Dividends                                                $    55,168   $   245,059   $   519,398   $    29,211   $    82,694
   Mortality and expense risk and administrative charges       (112,012)     (130,371)     (350,423)     (186,278)     (115,337)
                                                            -----------   -----------   -----------   -----------   -----------
   Net investment income (loss)                                 (56,844)      114,688       168,975      (157,067)      (32,643)
   Net realized gain (loss)                                     684,611       316,868       (95,324)      680,973       523,158
   Capital gain distribution from mutual funds                  668,544       830,270        19,339     1,547,679         7,318
   Change in unrealized appreciation (depreciation) of
     investments                                             (1,369,524)   (1,726,652)     (611,725)   (2,364,195)     (325,498)
                                                            -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from operations               (73,213)     (464,826)     (518,735)     (292,610)      172,335
                                                            -----------   -----------   -----------   -----------   -----------
From contract transactions:
   Payments received from contract owners                        52,539        57,455       177,045       139,843       173,501
   Payments for contract benefits or terminations            (1,259,196)   (1,122,174)   (3,163,915)   (1,667,554)     (952,668)
   Transfers between sub-accounts (including fixed
     account), net                                              134,166       338,938       316,776      (261,798)     (220,918)
   Contract maintenance charges                                 (47,437)      (72,514)     (180,953)     (112,039)      (70,355)
   Adjustments to net assets allocated to contracts in
     payout period                                                 (197)            6            16            10             7
                                                            -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from contract
  transactions                                               (1,120,125)     (798,289)   (2,851,031)   (1,901,538)   (1,070,433)
                                                            -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets                            (1,193,338)   (1,263,115)   (3,369,766)   (2,194,148)     (898,098)
Net assets at beginning of period                             7,600,830     8,956,483    24,553,484    13,101,624     7,661,734
                                                            -----------   -----------   -----------   -----------   -----------
Net assets at end of period                                 $ 6,407,492   $ 7,693,368   $21,183,718   $10,907,476   $ 6,763,636
                                                            ===========   ===========   ===========   ===========   ===========
Beginning units                                                 533,483       693,166     1,955,870       869,030       851,870
Units issued                                                     77,256        66,601       154,212        62,840        95,867
Units redeemed                                                 (156,603)     (128,483)     (382,474)     (185,183)     (208,671)
                                                            -----------   -----------   -----------   -----------   -----------
Ending units                                                    454,136       631,284     1,727,608       746,687       739,066
                                                            ===========   ===========   ===========   ===========   ===========

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                         SST
                                                             SST           SST        Allocation       SST           SST
                                                          Allocation    Allocation     Moderate     Allocation     Balanced
                                                           Balanced       Growth        Growth       Moderate       Growth
                                                          Portfolio     Portfolio     Portfolio     Portfolio      Strategy
                                                           Class 3       Class 3       Class 3       Class 3       Class 1
                                                         ------------  ------------  ------------  ------------  -----------
For the Year Ended December 31, 2016
From operations:
   Dividends                                             $  1,736,095  $    961,989  $  5,194,273  $  2,243,756  $        --
   Mortality and expense risk and administrative
     charges                                               (1,458,243)     (883,414)   (4,564,027)   (1,939,865)    (239,307)
                                                         ------------  ------------  ------------  ------------  -----------
   Net investment income (loss)                               277,852        78,575       630,246       303,891     (239,307)
   Net realized gain (loss)                                 1,886,886     3,256,894     5,293,954     3,155,931    1,858,276
   Capital gain distribution from mutual funds              8,621,081     1,318,612    39,668,354    13,166,137           --
   Change in unrealized appreciation (depreciation)
     of investments                                        (7,404,602)   (2,528,477)  (34,236,436)  (12,143,580)  (1,171,824)
                                                         ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from operations           3,381,217     2,125,604    11,356,118     4,482,379      447,145
                                                         ------------  ------------  ------------  ------------  -----------
From contract transactions:
   Payments received from contract owners                     323,389       358,781       974,404       650,650      195,623
   Payments for contract benefits or terminations         (14,775,108)  (10,441,748)  (31,274,494)  (13,562,427)  (2,271,587)
   Transfers between sub-accounts (including fixed
     account), net                                           (144,187)   (1,717,924)   (4,704,027)    1,831,247     (953,013)
   Contract maintenance charges                              (780,740)     (275,935)   (2,892,200)   (1,098,868)      (6,703)
   Adjustments to net assets allocated to contracts in
     payout period                                            (12,980)          204            --        (4,863)       3,712
                                                         ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from contract
  transactions                                            (15,389,626)  (12,076,622)  (37,896,317)  (12,184,261)  (3,031,968)
                                                         ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets                         (12,008,409)   (9,951,018)  (26,540,199)   (7,701,882)  (2,584,823)
Net assets at beginning of period                         101,969,741    63,728,294   315,913,227   132,410,521   18,219,909
                                                         ------------  ------------  ------------  ------------  -----------
Net assets at end of period                              $ 89,961,332  $ 53,777,276  $289,373,028  $124,708,639  $15,635,086
                                                         ============  ============  ============  ============  ===========
Beginning units                                             7,455,856     4,514,857    23,236,478     9,672,034      677,168
Units issued                                                  255,199        33,300       514,577       709,996       19,285
Units redeemed                                             (1,364,714)     (892,900)   (3,299,882)   (1,619,567)    (130,794)
                                                         ------------  ------------  ------------  ------------  -----------
Ending units                                                6,346,341     3,655,257    20,451,173     8,762,463      565,659
                                                         ============  ============  ============  ============  ===========
For the Year Ended December 31, 2015
From operations:
   Dividends                                             $  1,362,112  $    921,120  $  4,436,073  $  1,744,104  $        --
   Mortality and expense risk and administrative
     charges                                               (1,803,459)   (1,119,951)   (5,351,376)   (2,293,720)    (282,965)
                                                         ------------  ------------  ------------  ------------  -----------
   Net investment income (loss)                              (441,347)     (198,831)     (915,303)     (549,616)    (282,965)
   Net realized gain (loss)                                 5,730,037     4,251,266    12,960,227     6,341,748    2,611,556
   Capital gain distribution from mutual funds              7,017,015            --    25,741,324     9,275,448           --
   Change in unrealized appreciation (depreciation)
     of investments                                       (15,430,881)   (6,160,152)  (48,224,491)  (19,408,845)  (1,993,298)
                                                         ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from operations          (3,125,176)   (2,107,717)  (10,438,243)   (4,341,265)     335,293
                                                         ------------  ------------  ------------  ------------  -----------
From contract transactions:
   Payments received from contract owners                   1,316,962       221,722       266,472       335,804       54,903
   Payments for contract benefits or terminations         (20,228,044)  (11,779,435)  (39,502,247)  (19,215,139)  (3,778,067)
   Transfers between sub-accounts (including fixed
     account), net                                         (4,868,689)   (1,573,191)     (134,570)   (2,778,725)      13,142
   Contract maintenance charges                              (887,179)     (344,239)   (3,083,824)   (1,202,446)      (7,578)
   Adjustments to net assets allocated to contracts in
     payout period                                             14,212           296            --           364         (526)
                                                         ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from contract
  transactions                                            (24,652,738)  (13,474,847)  (42,454,169)  (22,860,142)  (3,718,126)
                                                         ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets                         (27,777,914)  (15,582,564)  (52,892,412)  (27,201,407)  (3,382,833)
Net assets at beginning of period                         129,747,655    79,310,858   368,805,639   159,611,928   21,602,742
                                                         ------------  ------------  ------------  ------------  -----------
Net assets at end of period                              $101,969,741  $ 63,728,294  $315,913,227  $132,410,521  $18,219,909
                                                         ============  ============  ============  ============  ===========
Beginning units                                             9,215,654     5,426,655    26,249,915    11,288,825      813,487
Units issued                                                  263,800        75,725       575,632       112,019       30,922
Units redeemed                                             (2,023,598)     (987,523)   (3,589,069)   (1,728,810)    (167,241)
                                                         ------------  ------------  ------------  ------------  -----------
Ending units                                                7,455,856     4,514,857    23,236,478     9,672,034      677,168
                                                         ============  ============  ============  ============  ===========

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                  SST           SST
                                                                Balanced      Balanced     SST Cash     SST Cash     SST Cash
                                                                 Growth        Growth     Management   Management   Management
                                                                Strategy      Strategy    Portfolio    Portfolio    Portfolio
                                                                Class 2       Class 3      Class 1      Class 2      Class 3
                                                              ------------  -----------  -----------  -----------  ------------
For the Year Ended December 31, 2016
From operations:
   Mortality and expense risk and administrative
     charges                                                    (1,070,700)    (606,801)          --           --            --
                                                              ------------  -----------  -----------  -----------  ------------
   Net investment income (loss)                                 (1,070,700)    (606,801)          --           --            --
   Net realized gain (loss)                                      6,190,322    4,702,858           --           --            --
   Change in unrealized appreciation (depreciation) of
     investments                                                (3,637,028)  (3,257,246)          --           --            --
                                                              ------------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets from operations                1,482,594      838,811           --           --            --
                                                              ------------  -----------  -----------  -----------  ------------
From contract transactions:
   Payments received from contract owners                           95,195      631,458           --           --            --
   Payments for contract benefits or terminations               (7,933,023)  (8,668,594)          --           --            --
   Transfers between sub-accounts (including fixed
     account), net                                              (1,614,074)    (523,125)          --           --            --
   Contract maintenance charges                                    (32,431)    (112,693)          --           --            --
   Adjustments to net assets allocated to contracts in
     payout period                                                 (11,811)       1,278           --           --            --
                                                              ------------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets from contract transactions    (9,496,144)  (8,671,676)          --           --            --
                                                              ------------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets                               (8,013,550)  (7,832,865)          --           --            --
Net assets at beginning of period                               71,895,892   44,304,286           --           --            --
                                                              ------------  -----------  -----------  -----------  ------------
Net assets at end of period                                   $ 63,882,342  $36,471,421  $        --  $        --  $         --
                                                              ============  ===========  ===========  ===========  ============
Beginning units                                                  2,814,921    1,738,857           --           --            --
Units issued                                                        81,931       73,971           --           --            --
Units redeemed                                                    (453,269)    (414,758)          --           --            --
                                                              ------------  -----------  -----------  -----------  ------------
Ending units                                                     2,443,583    1,398,070           --           --            --
                                                              ============  ===========  ===========  ===========  ============
For the Year Ended December 31, 2015
From operations:
   Mortality and expense risk and administrative
     charges                                                    (1,232,050)    (748,434)      (3,058)     (26,292)      (47,295)
                                                              ------------  -----------  -----------  -----------  ------------
   Net investment income (loss)                                 (1,232,050)    (748,434)      (3,058)     (26,292)      (47,295)
   Net realized gain (loss)                                      6,570,924    4,502,695       (5,889)     (52,427)      (91,992)
   Change in unrealized appreciation (depreciation) of
     investments                                                (4,408,502)  (3,179,654)       5,348       45,838        76,418
                                                              ------------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets from operations                  930,372      574,607       (3,599)     (32,881)      (62,869)
                                                              ------------  -----------  -----------  -----------  ------------
From contract transactions:
   Payments received from contract owners                          203,267      799,010           --          754       365,918
   Payments for contract benefits or terminations               (9,785,926)  (8,380,657)      (7,577)    (639,560)   (1,460,942)
   Transfers between sub-accounts (including fixed
     account), net                                              (1,206,541)    (774,180)  (1,220,223)  (9,000,205)  (16,506,602)
   Contract maintenance charges                                    (41,037)    (131,277)         (37)      (4,845)      (23,013)
   Adjustments to net assets allocated to contracts in
     payout period                                                   4,943          674           --            4           650
                                                              ------------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets from contract transactions   (10,825,294)  (8,486,430)  (1,227,837)  (9,643,852)  (17,623,989)
                                                              ------------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets                               (9,894,922)  (7,911,823)  (1,231,436)  (9,676,733)  (17,686,858)
Net assets at beginning of period                               81,790,814   52,216,109    1,231,436    9,676,733    17,686,858
                                                              ------------  -----------  -----------  -----------  ------------
Net assets at end of period                                   $ 71,895,892  $44,304,286  $        --  $        --  $         --
                                                              ============  ===========  ===========  ===========  ============
Beginning units                                                  3,232,359    2,069,713      119,551      985,612     1,806,821
Units issued                                                        63,122       72,501           --       83,918       409,862
Units redeemed                                                    (480,560)    (403,357)    (119,551)  (1,069,530)   (2,216,683)
                                                              ------------  -----------  -----------  -----------  ------------
Ending units                                                     2,814,921    1,738,857           --           --            --
                                                              ============  ===========  ===========  ===========  ============

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                          SST           SST           SST           SST           SST
                                                      Conservative  Conservative  Conservative  Diversified   Diversified
                                                         Growth        Growth        Growth     Fixed Income  Fixed Income
                                                        Strategy      Strategy      Strategy     Portfolio     Portfolio
                                                        Class 1       Class 2       Class 3       Class 1       Class 2
                                                      ------------  ------------  ------------  ------------  ------------
For the Year Ended December 31, 2016
From operations:
   Dividends                                           $        --   $        --   $        --   $    38,204   $   311,624
   Mortality and expense risk and administrative
     charges                                              (158,259)     (803,440)     (463,829)      (46,954)     (527,051)
                                                       -----------   -----------   -----------   -----------   -----------
   Net investment income (loss)                           (158,259)     (803,440)     (463,829)       (8,750)     (215,427)
   Net realized gain (loss)                              1,276,471     3,211,819     2,960,908        19,367       376,955
   Capital gain distribution from mutual funds                  --            --            --        25,056       232,898
   Change in unrealized appreciation (depreciation)
     of investments                                       (769,573)   (1,052,562)   (1,615,691)       35,524       329,079
                                                       -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from operations          348,639     1,355,817       881,388        71,197       723,505
                                                       -----------   -----------   -----------   -----------   -----------
From contract transactions:
   Payments received from contract owners                      180       113,409     1,012,259            --        38,698
   Payments for contract benefits or terminations       (1,499,639)   (5,675,868)   (5,445,974)     (582,093)   (4,961,064)
   Transfers between sub-accounts (including fixed
     account), net                                        (763,853)     (691,520)   (2,344,368)     (493,439)       (4,872)
   Contract maintenance charges                             (4,446)      (21,674)     (100,560)       (1,070)      (31,666)
   Adjustments to net assets allocated to contracts
     in payout period                                          664         2,569         1,175           177           100
                                                       -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from contract
  transactions                                          (2,267,094)   (6,273,084)   (6,877,468)   (1,076,425)   (4,958,804)
                                                       -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets                       (1,918,455)   (4,917,267)   (5,996,080)   (1,005,228)   (4,235,299)
Net assets at beginning of period                       12,033,497    53,157,670    34,140,815     3,665,936    33,048,082
                                                       -----------   -----------   -----------   -----------   -----------
Net assets at end of period                            $10,115,042   $48,240,403   $28,144,735   $ 2,660,708   $28,812,783
                                                       ===========   ===========   ===========   ===========   ===========
Beginning units                                            482,386     2,244,274     1,434,640       235,131     2,248,685
Units issued                                                 8,731        55,465        77,769         1,063       318,100
Units redeemed                                             (98,232)     (318,454)     (360,746)      (68,905)     (637,002)
                                                       -----------   -----------   -----------   -----------   -----------
Ending units                                               392,885     1,981,285     1,151,663       167,289     1,929,783
                                                       ===========   ===========   ===========   ===========   ===========
For the Year Ended December 31, 2015
From operations:
   Dividends                                           $        --   $        --   $        --   $    73,247   $   592,495
   Mortality and expense risk and administrative
     charges                                              (208,476)     (923,487)     (541,136)      (55,058)     (587,768)
                                                       -----------   -----------   -----------   -----------   -----------
   Net investment income (loss)                           (208,476)     (923,487)     (541,136)       18,189         4,727
   Net realized gain (loss)                              2,394,490     4,426,850     2,470,086        15,401       314,959
   Capital gain distribution from mutual funds                  --            --            --        25,397       226,267
   Change in unrealized appreciation (depreciation)
     of investments                                     (2,045,379)   (3,368,362)   (1,896,994)     (125,549)   (1,245,873)
                                                       -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from operations          140,635       135,001        31,956       (66,562)     (699,920)
                                                       -----------   -----------   -----------   -----------   -----------
From contract transactions:
   Payments received from contract owners                   42,969       454,440     1,853,572        43,471       162,096
   Payments for contract benefits or terminations       (3,942,064)   (9,029,966)   (5,350,422)     (270,598)   (5,116,724)
   Transfers between sub-accounts (including fixed
     account), net                                        (679,923)    1,222,700       749,395      (118,536)     (826,779)
   Contract maintenance charges                             (5,099)      (25,885)     (112,407)       (1,054)      (32,004)
   Adjustments to net assets allocated to contracts
     in payout period                                           54           248           838            --           109
                                                       -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from contract
  transactions                                          (4,584,063)   (7,378,463)   (2,859,024)     (346,717)   (5,813,302)
                                                       -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets                       (4,443,428)   (7,243,462)   (2,827,068)     (413,279)   (6,513,222)
Net assets at beginning of period                       16,476,925    60,401,132    36,967,883     4,079,215    39,561,304
                                                       -----------   -----------   -----------   -----------   -----------
Net assets at end of period                            $12,033,497   $53,157,670   $34,140,815   $ 3,665,936   $33,048,082
                                                       ===========   ===========   ===========   ===========   ===========
Beginning units                                            662,840     2,550,735     1,555,168       257,281     2,638,555
Units issued                                                12,109       134,818       179,306        17,225       136,745
Units redeemed                                            (192,563)     (441,279)     (299,834)      (39,375)     (526,615)
                                                       -----------   -----------   -----------   -----------   -----------
Ending units                                               482,386     2,244,274     1,434,640       235,131     2,248,685
                                                       ===========   ===========   ===========   ===========   ===========

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                              SST SA      SST SA       SST SA
                                                                  SST        Columbia    Columbia     Columbia       SST SA
                                                              Diversified     Focused     Focused      Focused      Columbia
                                                              Fixed Income    Growth      Growth       Growth     Focused Value
                                                               Portfolio     Portfolio   Portfolio    Portfolio     Portfolio
                                                                Class 3       Class 1     Class 2      Class 3       Class 2
                                                              ------------  ----------  -----------  -----------  -------------
For the Year Ended December 31, 2016
From operations:
   Dividends                                                   $   160,630  $       --  $        --  $        --    $   157,766
   Mortality and expense risk and administrative charges          (320,279)    (14,628)    (398,606)    (301,359)      (219,333)
                                                               -----------  ----------  -----------  -----------    -----------
   Net investment income (loss)                                   (159,649)    (14,628)    (398,606)    (301,359)       (61,567)
   Net realized gain (loss)                                        294,939     (16,518)      66,669     (269,508)     1,150,962
   Capital gain distribution from mutual funds                     131,873     139,368    3,422,901    2,778,040      1,287,162
   Change in unrealized appreciation (depreciation) of
     investments                                                   281,425    (230,659)  (6,071,098)  (4,576,344)      (183,271)
                                                               -----------  ----------  -----------  -----------    -----------
Increase (decrease) in net assets from operations                  548,588    (122,437)  (2,980,134)  (2,369,171)     2,193,286
                                                               -----------  ----------  -----------  -----------    -----------
From contract transactions:
   Payments received from contract owners                          365,990      17,081       76,475       90,347         56,329
   Payments for contract benefits or terminations               (4,997,050)   (140,201)  (3,051,169)  (2,953,931)    (1,769,557)
   Transfers between sub-accounts (including fixed
     account), net                                                 788,508     (15,540)    (474,204)     490,076       (695,353)
   Contract maintenance charges                                    (74,884)       (542)     (18,652)     (59,666)       (14,137)
   Adjustments to net assets allocated to contracts in
     payout period                                                   3,765         138       (1,101)       1,047            535
                                                               -----------  ----------  -----------  -----------    -----------
Increase (decrease) in net assets from contract transactions    (3,913,671)   (139,064)  (3,468,651)  (2,432,127)    (2,422,183)
                                                               -----------  ----------  -----------  -----------    -----------
Increase (decrease) in net assets                               (3,365,083)   (261,501)  (6,448,785)  (4,801,298)      (228,897)
Net assets at beginning of period                               19,728,034   1,221,428   29,747,582   23,403,481     14,722,498
                                                               -----------  ----------  -----------  -----------    -----------
Net assets at end of period                                    $16,362,951  $  959,927  $23,298,797  $18,602,183    $14,493,601
                                                               ===========  ==========  ===========  ===========    ===========
Beginning units                                                  1,353,035      92,594    2,366,811    1,862,051        661,674
Units issued                                                       475,347       2,243       92,994      140,285         27,502
Units redeemed                                                    (725,023)    (13,846)    (387,844)    (348,333)      (134,586)
                                                               -----------  ----------  -----------  -----------    -----------
Ending units                                                     1,103,359      80,991    2,071,961    1,654,003        554,590
                                                               ===========  ==========  ===========  ===========    ===========
For the Year Ended December 31, 2015
From operations:
   Dividends                                                   $   350,065  $       --  $        --  $        --    $   120,419
   Mortality and expense risk and administrative charges          (356,549)    (17,763)    (509,952)    (399,161)      (256,399)
                                                               -----------  ----------  -----------  -----------    -----------
   Net investment income (loss)                                     (6,484)    (17,763)    (509,952)    (399,161)      (135,980)
   Net realized gain (loss)                                        146,877       9,623    1,003,319      925,701      1,155,399
   Capital gain distribution from mutual funds                     138,131     113,822    2,909,028    2,359,411        136,763
   Change in unrealized appreciation (depreciation) of
     investments                                                  (706,926)    (83,124)  (2,812,858)  (2,403,969)    (2,012,920)
                                                               -----------  ----------  -----------  -----------    -----------
Increase (decrease) in net assets from operations                 (428,402)     22,558      589,537      481,982       (856,738)
                                                               -----------  ----------  -----------  -----------    -----------
From contract transactions:
   Payments received from contract owners                          490,751       1,367       36,196      857,998         17,300
   Payments for contract benefits or terminations               (6,238,210)    (49,477)  (4,668,875)  (5,961,553)    (2,382,534)
   Transfers between sub-accounts (including fixed
     account), net                                                (300,704)     (7,681)    (320,679)    (939,614)       319,605
   Contract maintenance charges                                    (60,312)       (523)     (24,465)     (77,715)       (14,842)
   Adjustments to net assets allocated to contracts in
     payout period                                                   1,317          --          (21)       1,964            (33)
                                                               -----------  ----------  -----------  -----------    -----------
Increase (decrease) in net assets from contract transactions    (6,107,158)    (56,314)  (4,977,844)  (6,118,920)    (2,060,504)
                                                               -----------  ----------  -----------  -----------    -----------
Increase (decrease) in net assets                               (6,535,560)    (33,756)  (4,388,307)  (5,636,938)    (2,917,242)
Net assets at beginning of period                               26,263,594   1,255,184   34,135,889   29,040,419     17,639,740
                                                               -----------  ----------  -----------  -----------    -----------
Net assets at end of period                                    $19,728,034  $1,221,428  $29,747,582  $23,403,481    $14,722,498
                                                               ===========  ==========  ===========  ===========    ===========
Beginning units                                                  1,768,048      97,054    2,760,875    2,351,129        748,547
Units issued                                                       114,001       3,608       40,351      102,499         32,647
Units redeemed                                                    (529,014)     (8,068)    (434,415)    (591,577)      (119,520)
                                                               -----------  ----------  -----------  -----------    -----------
Ending units                                                     1,353,035      92,594    2,366,811    1,862,051        661,674
                                                               ===========  ==========  ===========  ===========    ===========

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                SST SA
                                                               Columbia                                                 SST
                                                                Focused                                            International
                                                                 Value      SST Growth   SST Growth   SST Growth      Equity
                                                               Portfolio     Strategy     Strategy     Strategy      Portfolio
                                                                Class 3      Class 1      Class 2      Class 3        Class 1
                                                              -----------  -----------  -----------  ------------  -------------
For the Year Ended December 31, 2016
From operations:
   Dividends                                                  $   116,567  $        --  $        --  $         --    $    24,858
   Mortality and expense risk and administrative charges         (171,001)    (282,427)    (615,141)     (763,222)       (18,787)
                                                              -----------  -----------  -----------  ------------    -----------
   Net investment income (loss)                                   (54,434)    (282,427)    (615,141)     (763,222)         6,071
   Net realized gain (loss)                                       851,450    3,034,516    3,530,825     5,484,785         40,610
   Capital gain distribution from mutual funds                  1,032,247           --           --            --             --
   Change in unrealized appreciation (depreciation) of
     investments                                                  (61,785)  (2,171,599)  (1,814,900)   (3,372,187)       (76,861)
                                                              -----------  -----------  -----------  ------------    -----------
Increase (decrease) in net assets from operations               1,767,478      580,490    1,100,784     1,349,376        (30,180)
                                                              -----------  -----------  -----------  ------------    -----------
From contract transactions:
   Payments received from contract owners                          46,638       52,857       63,492       309,678             --
   Payments for contract benefits or terminations              (1,819,239)  (3,916,274)  (5,216,457)   (8,390,269)      (184,054)
   Transfers between sub-accounts (including fixed
     account), net                                               (664,167)  (1,007,623)    (758,103)   (2,991,506)       (20,099)
   Contract maintenance charges                                   (34,628)     (11,349)     (24,623)     (212,752)          (555)
   Adjustments to net assets allocated to contracts in
     payout period                                                 (2,782)        (114)          --            49             --
                                                              -----------  -----------  -----------  ------------    -----------
Increase (decrease) in net assets from contract transactions   (2,474,178)  (4,882,503)  (5,935,691)  (11,284,800)      (204,708)
                                                              -----------  -----------  -----------  ------------    -----------
Increase (decrease) in net assets                                (706,700)  (4,302,013)  (4,834,907)   (9,935,424)      (234,888)
Net assets at beginning of period                              12,013,869   23,610,521   42,239,138    56,990,283      1,547,060
                                                              -----------  -----------  -----------  ------------    -----------
Net assets at end of period                                   $11,307,169  $19,308,508  $37,404,231  $ 47,054,859    $ 1,312,172
                                                              ===========  ===========  ===========  ============    ===========
Beginning units                                                   543,408      771,142    1,451,938     1,952,402        147,583
Units issued                                                       14,036        5,127       14,536        44,825          2,279
Units redeemed                                                   (121,398)    (167,469)    (221,337)     (434,052)       (22,795)
                                                              -----------  -----------  -----------  ------------    -----------
Ending units                                                      436,046      608,800    1,245,137     1,563,175        127,067
                                                              ===========  ===========  ===========  ============    ===========
For the Year Ended December 31, 2015
From operations:
   Dividends                                                  $    84,791  $        --  $        --  $         --    $    20,386
   Mortality and expense risk and administrative charges         (208,824)    (349,432)    (709,102)     (908,177)       (28,864)
                                                              -----------  -----------  -----------  ------------    -----------
   Net investment income (loss)                                  (124,033)    (349,432)    (709,102)     (908,177)        (8,478)
   Net realized gain (loss)                                     1,106,993    2,045,655    3,040,775     5,618,262        335,619
   Capital gain distribution from mutual funds                    113,072           --           --            --             --
   Change in unrealized appreciation (depreciation) of
     investments                                               (1,836,535)  (1,130,259)  (1,519,828)   (3,500,126)      (311,858)
                                                              -----------  -----------  -----------  ------------    -----------
Increase (decrease) in net assets from operations                (740,503)     565,964      811,845     1,209,959         15,283
                                                              -----------  -----------  -----------  ------------    -----------
From contract transactions:
   Payments received from contract owners                         329,858      110,319       96,617     4,054,135             11
   Payments for contract benefits or terminations              (2,806,201)  (2,629,135)  (3,634,205)  (11,799,989)    (1,028,659)
   Transfers between sub-accounts (including fixed
     account), net                                                (26,978)     (65,294)  (1,010,405)      698,712         17,918
   Contract maintenance charges                                   (41,157)     (12,525)     (29,418)     (240,966)          (639)
   Adjustments to net assets allocated to contracts in
     payout period                                                    226           --           --       (40,817)            --
                                                              -----------  -----------  -----------  ------------    -----------
Increase (decrease) in net assets from contract transactions   (2,544,252)  (2,596,635)  (4,577,411)   (7,328,925)    (1,011,369)
                                                              -----------  -----------  -----------  ------------    -----------
Increase (decrease) in net assets                              (3,284,755)  (2,030,671)  (3,765,566)   (6,118,966)      (996,086)
Net assets at beginning of period                              15,298,624   25,641,192   46,004,704    63,109,249      2,543,146
                                                              -----------  -----------  -----------  ------------    -----------
Net assets at end of period                                   $12,013,869  $23,610,521  $42,239,138  $ 56,990,283    $ 1,547,060
                                                              ===========  ===========  ===========  ============    ===========
Beginning units                                                   653,706      855,018    1,608,237     2,202,437        232,286
Units issued                                                       43,935       22,062       23,648       366,119          9,438
Units redeemed                                                   (154,233)    (105,938)    (179,947)     (616,154)       (94,141)
                                                              -----------  -----------  -----------  ------------    -----------
Ending units                                                      543,408      771,142    1,451,938     1,952,402        147,583
                                                              ===========  ===========  ===========  ============    ===========

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                   SST           SST
                                                              International International SST Large    SST Large    SST Large
                                                                 Equity        Equity     Cap Growth   Cap Growth   Cap Growth
                                                                Portfolio     Portfolio   Portfolio    Portfolio    Portfolio
                                                                 Class 2       Class 3     Class 1      Class 2      Class 3
                                                              ------------- ------------- ----------  -----------  -----------
For the Year Ended December 31, 2016
From operations:
   Dividends                                                   $   344,358   $   259,785  $   15,260  $    93,478  $    33,345
   Mortality and expense risk and administrative charges          (341,750)     (258,464)    (49,433)    (541,512)    (279,797)
                                                               -----------   -----------  ----------  -----------  -----------
   Net investment income (loss)                                      2,608         1,321     (34,173)    (448,034)    (246,452)
   Net realized gain (loss)                                        653,966       214,571     207,625    2,114,533    1,359,141
   Capital gain distribution from mutual funds                          --            --     107,885    1,008,538      537,790
   Change in unrealized appreciation (depreciation) of
     investments                                                (1,153,207)     (582,625)   (260,562)  (2,311,861)  (1,491,375)
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets from operations                 (496,633)     (366,733)     20,775      363,176      159,104
                                                               -----------   -----------  ----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                           52,124       256,270      18,276       43,971      326,685
   Payments for contract benefits or terminations               (2,897,760)   (2,585,234)   (590,599)  (4,109,083)  (3,712,637)
   Transfers between sub-accounts (including fixed
     account), net                                                (486,760)     (101,541)    493,276   (1,283,847)    (576,250)
   Contract maintenance charges                                    (37,623)      (74,610)     (1,489)     (42,144)     (46,077)
   Adjustments to net assets allocated to contracts in
     payout period                                                     765        (2,036)        (50)       1,017        1,360
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets from contract transactions    (3,369,254)   (2,507,151)    (80,586)  (5,390,086)  (4,006,919)
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets                               (3,865,887)   (2,873,884)    (59,811)  (5,026,910)  (3,847,815)
Net assets at beginning of period                               23,797,914    18,701,535   4,064,022   36,946,598   20,682,436
                                                               -----------   -----------  ----------  -----------  -----------
Net assets at end of period                                    $19,932,027   $15,827,651  $4,004,211  $31,919,688  $16,834,621
                                                               ===========   ===========  ==========  ===========  ===========
Beginning units                                                  2,391,016     1,885,408     237,388    2,275,371    1,275,375
Units issued                                                       110,218       110,922      34,009       65,558       59,398
Units redeemed                                                    (461,188)     (370,625)    (41,389)    (400,975)    (309,512)
                                                               -----------   -----------  ----------  -----------  -----------
Ending units                                                     2,040,046     1,625,705     230,008    1,939,954    1,025,261
                                                               ===========   ===========  ==========  ===========  ===========
For the Year Ended December 31, 2015
From operations:
   Dividends                                                   $   265,717   $   193,239  $   21,487  $   137,762  $    65,501
   Mortality and expense risk and administrative charges          (440,098)     (341,658)    (60,059)    (635,419)    (365,781)
                                                               -----------   -----------  ----------  -----------  -----------
   Net investment income (loss)                                   (174,381)     (148,419)    (38,572)    (497,657)    (300,280)
   Net realized gain (loss)                                      1,069,272       941,625     234,061    2,648,445    2,833,080
   Capital gain distribution from mutual funds                          --            --     376,540    3,493,704    2,004,860
   Change in unrealized appreciation (depreciation) of
     investments                                                (1,976,063)   (1,500,270)   (437,414)  (4,512,916)  (3,804,201)
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets from operations               (1,081,172)     (707,064)    134,615    1,131,576      733,459
                                                               -----------   -----------  ----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                           39,367       146,448       1,007      124,015      118,791
   Payments for contract benefits or terminations               (3,338,119)   (4,541,388)   (440,113)  (4,567,961)  (5,571,172)
   Transfers between sub-accounts (including fixed
     account), net                                                 657,741      (133,971)    (98,166)    (614,509)    (939,517)
   Contract maintenance charges                                    (46,677)      (88,016)     (1,567)     (49,797)     (59,464)
   Adjustments to net assets allocated to contracts in
     payout period                                                     653         1,104         114        1,402          317
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets from contract transactions    (2,687,035)   (4,615,823)   (538,725)  (5,106,850)  (6,451,045)
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets                               (3,768,207)   (5,322,887)   (404,110)  (3,975,274)  (5,717,586)
Net assets at beginning of period                               27,566,121    24,024,422   4,468,132   40,921,872   26,400,022
                                                               -----------   -----------  ----------  -----------  -----------
Net assets at end of period                                    $23,797,914   $18,701,535  $4,064,022  $36,946,598  $20,682,436
                                                               ===========   ===========  ==========  ===========  ===========
Beginning units                                                  2,642,072     2,310,207     269,106    2,588,960    1,671,274
Units issued                                                       184,686       126,135       2,396      107,252       76,023
Units redeemed                                                    (435,742)     (550,934)    (34,114)    (420,841)    (471,922)
                                                               -----------   -----------  ----------  -----------  -----------
Ending units                                                     2,391,016     1,885,408     237,388    2,275,371    1,275,375
                                                               ===========   ===========  ==========  ===========  ===========

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                 SST Large   SST Large    SST Large    SST Mid    SST Mid Cap
                                                                 Cap Value   Cap Value    Cap Value   Cap Growth    Growth
                                                                 Portfolio   Portfolio    Portfolio   Portfolio    Portfolio
                                                                  Class 1     Class 2      Class 3     Class 1      Class 2
                                                                ----------  -----------  -----------  ----------  -----------
For the Year Ended December 31, 2016
From operations:
   Dividends                                                    $   48,198  $   431,512  $   219,709  $       --  $        --
   Mortality and expense risk and administrative charges           (41,428)    (465,764)    (242,112)    (40,898)    (349,219)
                                                                ----------  -----------  -----------  ----------  -----------
   Net investment income (loss)                                      6,770      (34,252)     (22,403)    (40,898)    (349,219)
   Net realized gain (loss)                                        211,368    1,882,670    1,188,263     236,376    1,904,102
   Capital gain distribution from mutual funds                      94,004      922,331      504,289     151,715    1,140,967
   Change in unrealized appreciation (depreciation) of
     investments                                                    40,515      784,493      247,156    (279,964)  (2,150,607)
                                                                ----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets from operations                  352,657    3,555,242    1,917,305      67,229      545,243
                                                                ----------  -----------  -----------  ----------  -----------
From contract transactions:
   Payments received from contract owners                            9,193       63,897      338,353      35,761       89,737
   Payments for contract benefits or terminations                 (549,601)  (3,526,011)  (3,092,427)   (502,740)  (2,826,117)
   Transfers between sub-accounts (including fixed
     account), net                                                 578,809     (459,245)    (712,325)    207,129     (536,679)
   Contract maintenance charges                                     (1,174)     (35,192)     (35,311)     (1,197)     (19,667)
   Adjustments to net assets allocated to contracts in payout
     period                                                             --          390       (2,902)       (415)       1,161
                                                                ----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets from contract transactions        37,227   (3,956,161)  (3,504,612)   (261,462)  (3,291,565)
                                                                ----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets                                  389,884     (400,919)  (1,587,307)   (194,233)  (2,746,322)
Net assets at beginning of period                                3,299,361   29,883,329   17,122,907   3,313,875   23,843,770
                                                                ----------  -----------  -----------  ----------  -----------
Net assets at end of period                                     $3,689,245  $29,482,410  $15,535,600  $3,119,642  $21,097,448
                                                                ==========  ===========  ===========  ==========  ===========
Beginning units                                                    154,890    1,486,789      852,924     105,729      801,889
Units issued                                                        28,875       65,816       37,773       8,156       20,800
Units redeemed                                                     (31,138)    (255,181)    (205,627)    (17,550)    (133,308)
                                                                ----------  -----------  -----------  ----------  -----------
Ending units                                                       152,627    1,297,424      685,070      96,335      689,381
                                                                ==========  ===========  ===========  ==========  ===========
For the Year Ended December 31, 2015
From operations:
   Dividends                                                    $   46,763  $   361,829  $   171,964  $       --  $        --
   Mortality and expense risk and administrative charges           (53,277)    (549,998)    (303,074)    (51,698)    (428,901)
                                                                ----------  -----------  -----------  ----------  -----------
   Net investment income (loss)                                     (6,514)    (188,169)    (131,110)    (51,698)    (428,901)
   Net realized gain (loss)                                        299,390    2,652,540    1,925,787     337,030    2,433,449
   Capital gain distribution from mutual funds                     179,044    1,606,628      927,694     200,013    1,485,218
   Change in unrealized appreciation (depreciation) of
     investments                                                  (693,550)  (6,321,003)  (4,042,610)   (499,784)  (3,717,592)
                                                                ----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets from operations                 (221,630)  (2,250,004)  (1,320,239)    (14,439)    (227,826)
                                                                ----------  -----------  -----------  ----------  -----------
From contract transactions:
   Payments received from contract owners                               18       53,800      914,724           4      116,069
   Payments for contract benefits or terminations                 (603,448)  (5,204,875)  (4,378,994)   (416,535)  (3,633,881)
   Transfers between sub-accounts (including fixed
     account), net                                                 (97,706)    (661,064)    (531,839)   (189,185)    (200,566)
   Contract maintenance charges                                     (1,212)     (40,079)     (42,992)     (1,293)     (23,743)
   Adjustments to net assets allocated to contracts in payout
     period                                                             --          675         (105)        174          721
                                                                ----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets from contract transactions      (702,348)  (5,851,543)  (4,039,206)   (606,835)  (3,741,400)
                                                                ----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets                                 (923,978)  (8,101,547)  (5,359,445)   (621,274)  (3,969,226)
Net assets at beginning of period                                4,223,339   37,984,876   22,482,352   3,935,149   27,812,996
                                                                ----------  -----------  -----------  ----------  -----------
Net assets at end of period                                     $3,299,361  $29,883,329  $17,122,907  $3,313,875  $23,843,770
                                                                ==========  ===========  ===========  ==========  ===========
Beginning units                                                    186,003    1,764,894    1,048,823     124,249      922,376
Units issued                                                         3,029       42,172       82,363         166       26,231
Units redeemed                                                     (34,142)    (320,277)    (278,262)    (18,686)    (146,718)
                                                                ----------  -----------  -----------  ----------  -----------
Ending units                                                       154,890    1,486,789      852,924     105,729      801,889
                                                                ==========  ===========  ===========  ==========  ===========

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                              SST Mid Cap  SST Mid Cap  SST Mid Cap  SST Mid Cap  SST Moderate
                                                                Growth        Value        Value        Value        Growth
                                                               Portfolio    Portfolio    Portfolio    Portfolio     Strategy
                                                                Class 3      Class 1      Class 2      Class 3      Class 1
                                                              -----------  -----------  -----------  -----------  ------------
For the Year Ended December 31, 2016
From operations:
   Dividends                                                  $        --   $   29,941  $   249,178  $   142,775   $        --
   Mortality and expense risk and administrative charges         (219,640)     (38,097)    (428,475)    (274,144)     (257,241)
                                                              -----------   ----------  -----------  -----------   -----------
   Net investment income (loss)                                  (219,640)      (8,156)    (179,297)    (131,369)     (257,241)
   Net realized gain (loss)                                     1,316,553      137,218    1,832,410    1,292,463     2,327,576
   Capital gain distribution from mutual funds                    767,024       51,650      502,562      330,383            --
   Change in unrealized appreciation (depreciation) of
     investments                                               (1,510,339)     175,072    1,338,336      852,622    (1,401,600)
                                                              -----------   ----------  -----------  -----------   -----------
Increase (decrease) in net assets from operations                 353,598      355,784    3,494,011    2,344,099       668,735
                                                              -----------   ----------  -----------  -----------   -----------
From contract transactions:
   Payments received from contract owners                         488,837        9,193       73,563      297,339        17,727
   Payments for contract benefits or terminations              (2,691,357)    (289,912)  (4,005,918)  (3,607,157)   (3,159,113)
   Transfers between sub-accounts (including fixed
     account), net                                               (174,876)     261,690     (207,712)    (373,498)     (609,411)
   Contract maintenance charges                                   (34,685)      (1,061)     (27,983)     (49,050)       (9,705)
   Adjustments to net assets allocated to contracts in
     payout period                                                   (627)          --          674       (2,506)       (1,983)
                                                              -----------   ----------  -----------  -----------   -----------
Increase (decrease) in net assets from contract transactions   (2,412,708)     (20,090)  (4,167,376)  (3,734,872)   (3,762,485)
                                                              -----------   ----------  -----------  -----------   -----------
Increase (decrease) in net assets                              (2,059,110)     335,694     (673,365)  (1,390,773)   (3,093,750)
Net assets at beginning of period                              15,950,205    2,838,497   27,828,797   18,918,168    20,284,965
                                                              -----------   ----------  -----------  -----------   -----------
Net assets at end of period                                   $13,891,095   $3,174,191  $27,155,432  $17,527,395   $17,191,215
                                                              ===========   ==========  ===========  ===========   ===========
Beginning units                                                   535,950       79,257      830,394      568,065       706,206
Units issued                                                       30,996        8,583       41,764       30,306         3,916
Units redeemed                                                   (113,982)     (10,380)    (161,796)    (136,306)     (134,627)
                                                              -----------   ----------  -----------  -----------   -----------
Ending units                                                      452,964       77,460      710,362      462,065       575,495
                                                              ===========   ==========  ===========  ===========   ===========
For the Year Ended December 31, 2015
From operations:
   Dividends                                                  $        --   $   16,878  $   117,685  $    58,918   $        --
   Mortality and expense risk and administrative charges         (285,801)     (45,117)    (512,106)    (338,071)     (317,929)
                                                              -----------   ----------  -----------  -----------   -----------
   Net investment income (loss)                                  (285,801)     (28,239)    (394,421)    (279,153)     (317,929)
   Net realized gain (loss)                                     2,537,847      218,519    2,499,649    2,284,020     2,927,516
   Capital gain distribution from mutual funds                  1,013,697      484,594    4,702,201    3,194,766            --
   Change in unrealized appreciation (depreciation) of
     investments                                               (3,373,413)    (895,313)  (9,089,722)  (6,748,367)   (2,194,702)
                                                              -----------   ----------  -----------  -----------   -----------
Increase (decrease) in net assets from operations                (107,670)    (220,439)  (2,282,293)  (1,548,734)      414,885
                                                              -----------   ----------  -----------  -----------   -----------
From contract transactions:
   Payments received from contract owners                         408,947            4      110,506      189,704        92,037
   Payments for contract benefits or terminations              (4,405,581)    (304,039)  (4,100,476)  (4,396,201)   (4,621,045)
   Transfers between sub-accounts (including fixed
     account), net                                               (287,504)     (86,545)    (691,640)     (13,725)     (267,339)
   Contract maintenance charges                                   (48,203)      (1,144)     (32,333)     (62,158)      (10,601)
   Adjustments to net assets allocated to contracts in
     payout period                                                  2,278           --        1,091          107         2,454
                                                              -----------   ----------  -----------  -----------   -----------
Increase (decrease) in net assets from contract transactions   (4,330,063)    (391,724)  (4,712,852)  (4,282,273)   (4,804,494)
                                                              -----------   ----------  -----------  -----------   -----------
Increase (decrease) in net assets                              (4,437,733)    (612,163)  (6,995,145)  (5,831,007)   (4,389,609)
Net assets at beginning of period                              20,387,938    3,450,660   34,823,942   24,749,175    24,674,574
                                                              -----------   ----------  -----------  -----------   -----------
Net assets at end of period                                   $15,950,205   $2,838,497  $27,828,797  $18,918,168   $20,284,965
                                                              ===========   ==========  ===========  ===========   ===========
Beginning units                                                   675,738       89,501      961,452      688,259       870,780
Units issued                                                       35,307        1,029       25,114       32,556         9,422
Units redeemed                                                   (175,095)     (11,273)    (156,172)    (152,750)     (173,996)
                                                              -----------   ----------  -----------  -----------   -----------
Ending units                                                      535,950       79,257      830,394      568,065       706,206
                                                              ===========   ==========  ===========  ===========   ===========

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                               SST
                                                             Moderate    SST Moderate   SST Real
                                                              Growth        Growth       Return       SST Small      SST Small
                                                             Strategy      Strategy     Portfolio   Cap Portfolio  Cap Portfolio
                                                             Class 2       Class 3       Class 3       Class 1        Class 2
                                                           ------------  ------------  -----------  -------------  -------------
For the Year Ended December 31, 2016
From operations:
   Dividends                                               $         --  $         --  $        --     $    3,218    $    12,439
   Mortality and expense risk and administrative charges     (1,263,709)   (1,079,847)    (157,024)       (20,896)      (288,200)
                                                           ------------  ------------  -----------     ----------    -----------
   Net investment income (loss)                              (1,263,709)   (1,079,847)    (157,024)       (17,678)      (275,761)
   Net realized gain (loss)                                   7,960,460     5,695,618       17,517         98,572      1,286,787
   Capital gain distribution from mutual funds                       --            --           --         22,698        281,993
   Change in unrealized appreciation (depreciation) of
     investments                                             (4,075,785)   (2,256,913)     368,440        124,072      1,532,378
                                                           ------------  ------------  -----------     ----------    -----------
Increase (decrease) in net assets from operations             2,620,966     2,358,858      228,933        227,664      2,825,397
                                                           ------------  ------------  -----------     ----------    -----------
From contract transactions:
   Payments received from contract owners                        48,296       981,591        7,188          9,193         53,537
   Payments for contract benefits or terminations           (11,712,049)   (9,388,891)  (2,540,505)      (276,363)    (1,947,155)
   Transfers between sub-accounts (including fixed
     account), net                                           (1,205,148)     (407,122)     121,732        215,630       (475,600)
   Contract maintenance charges                                 (44,050)     (256,293)     (40,462)          (583)       (27,912)
   Adjustments to net assets allocated to contracts in
     payout period                                                1,262           977          (24)          (149)         1,059
                                                           ------------  ------------  -----------     ----------    -----------
Increase (decrease) in net assets from contract
  transactions                                              (12,911,689)   (9,069,738)  (2,452,071)       (52,272)    (2,396,071)
                                                           ------------  ------------  -----------     ----------    -----------
Increase (decrease) in net assets                           (10,290,723)   (6,710,880)  (2,223,138)       175,392        429,326
Net assets at beginning of period                            85,997,705    76,244,822   11,048,307      1,679,260     19,115,305
                                                           ------------  ------------  -----------     ----------    -----------
Net assets at end of period                                $ 75,706,982  $ 69,533,942  $ 8,825,169     $1,854,652    $19,544,631
                                                           ============  ============  ===========     ==========    ===========
Beginning units                                               3,154,831     2,800,856    1,006,866         96,527      1,154,386
Units issued                                                     58,195       108,137       69,883         11,609         51,247
Units redeemed                                                 (532,066)     (444,776)    (289,798)       (17,226)      (195,174)
                                                           ------------  ------------  -----------     ----------    -----------
Ending units                                                  2,680,960     2,464,217      786,951         90,910      1,010,459
                                                           ============  ============  ===========     ==========    ===========
For the Year Ended December 31, 2015
From operations:
   Dividends                                               $         --  $         --  $   438,939     $    6,443    $    37,291
   Mortality and expense risk and administrative charges     (1,470,615)   (1,286,638)    (209,700)       (25,990)      (350,738)
                                                           ------------  ------------  -----------     ----------    -----------
   Net investment income (loss)                              (1,470,615)   (1,286,638)     229,239        (19,547)      (313,447)
   Net realized gain (loss)                                   6,477,173     7,913,958      139,419         85,845      1,894,188
   Capital gain distribution from mutual funds                       --            --           --        123,385      1,419,974
   Change in unrealized appreciation (depreciation) of
     investments                                             (3,879,065)   (5,452,561)    (723,173)      (314,048)    (4,530,423)
                                                           ------------  ------------  -----------     ----------    -----------
Increase (decrease) in net assets from operations             1,127,493     1,174,759     (354,515)      (124,365)    (1,529,708)
                                                           ------------  ------------  -----------     ----------    -----------
From contract transactions:
   Payments received from contract owners                       179,232       682,968       36,615             --         46,930
   Payments for contract benefits or terminations            (8,726,575)  (13,872,367)  (3,502,366)      (120,393)    (3,261,223)
   Transfers between sub-accounts (including fixed
     account), net                                           (1,245,341)   (1,466,655)    (436,442)       (17,128)       (81,573)
   Contract maintenance charges                                 (53,981)     (285,716)     (45,709)          (647)       (31,883)
   Adjustments to net assets allocated to contracts in
     payout period                                                  382           795           35           (103)           908
                                                           ------------  ------------  -----------     ----------    -----------
Increase (decrease) in net assets from contract
  transactions                                               (9,846,283)  (14,940,975)  (3,947,867)      (138,271)    (3,326,841)
                                                           ------------  ------------  -----------     ----------    -----------
Increase (decrease) in net assets                            (8,718,790)  (13,766,216)  (4,302,382)      (262,636)    (4,856,549)
Net assets at beginning of period                            94,716,495    90,011,038   15,350,689      1,941,896     23,971,854
                                                           ------------  ------------  -----------     ----------    -----------
Net assets at end of period                                $ 85,997,705  $ 76,244,822  $11,048,307     $1,679,260    $19,115,305
                                                           ============  ============  ===========     ==========    ===========
Beginning units                                               3,509,705     3,341,481    1,359,234        103,845      1,341,315
Units issued                                                     62,709        74,299       55,594          2,424         49,066
Units redeemed                                                 (417,583)     (614,924)    (407,962)        (9,742)      (235,995)
                                                           ------------  ------------  -----------     ----------    -----------
Ending units                                                  3,154,831     2,800,856    1,006,866         96,527      1,154,386
                                                           ============  ============  ===========     ==========    ===========

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                                           SAST
                                                                                SAST                     American
                                                                              American        SAST         Funds         SAST
                                                                            Funds Global    American      Growth-      Dynamic
                                                               SST Small       Growth     Funds Growth    Income      Allocation
                                                             Cap Portfolio   Portfolio     Portfolio     Portfolio    Portfolio
                                                                Class 3       Class 3       Class 3       Class 3      Class 3
                                                             -------------  ------------  ------------  -----------  -----------
For the Year Ended December 31, 2016
From operations:
   Dividends                                                   $        --   $   134,497    $   11,855  $    87,413  $   781,018
   Mortality and expense risk and administrative charges          (178,947)     (120,841)      (56,324)     (94,274)    (836,059)
                                                               -----------   -----------    ----------  -----------  -----------
   Net investment income (loss)                                   (178,947)       13,656       (44,469)      (6,861)     (55,041)
   Net realized gain (loss)                                        992,029       243,152       244,456      487,775      253,833
   Capital gain distribution from mutual funds                     182,262     1,185,582       969,474    1,092,385           --
   Change in unrealized appreciation (depreciation) of
     investments                                                   835,411    (1,531,856)     (911,414)  (1,001,165)   1,286,646
                                                               -----------   -----------    ----------  -----------  -----------
Increase (decrease) in net assets from operations                1,830,755       (89,466)      258,047      572,134    1,485,438
                                                               -----------   -----------    ----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                          300,968        50,246        61,572       67,683          547
   Payments for contract benefits or terminations               (1,862,467)     (819,157)     (435,019)    (874,255)  (3,810,910)
   Transfers between sub-accounts (including fixed
     account), net                                                (281,520)       96,809       229,504     (123,568)    (859,119)
   Contract maintenance charges                                    (29,244)      (59,061)      (26,518)     (41,738)    (924,792)
   Adjustments to net assets allocated to contracts in
     payout period                                                  (3,871)            5             2            3           --
                                                               -----------   -----------    ----------  -----------  -----------
Increase (decrease) in net assets from contract transactions    (1,876,134)     (731,158)     (170,459)    (971,875)  (5,594,274)
                                                               -----------   -----------    ----------  -----------  -----------
Increase (decrease) in net assets                                  (45,379)     (820,624)       87,588     (399,741)  (4,108,836)
Net assets at beginning of period                               12,340,831     8,470,952     3,892,939    6,575,503   56,379,293
                                                               -----------   -----------    ----------  -----------  -----------
Net assets at end of period                                    $12,295,452   $ 7,650,328    $3,980,527  $ 6,175,762  $52,270,457
                                                               ===========   ===========    ==========  ===========  ===========
Beginning units                                                    747,422       519,382       244,627      437,900    4,845,153
Units issued                                                        51,716        46,727        49,854       44,007       83,799
Units redeemed                                                    (162,164)      (91,245)      (61,852)    (106,475)    (563,116)
                                                               -----------   -----------    ----------  -----------  -----------
Ending units                                                       636,974       474,864       232,629      375,432    4,365,836
                                                               ===========   ===========    ==========  ===========  ===========
For the Year Ended December 31, 2015
From operations:
   Dividends                                                   $        --   $    80,656    $   36,735  $    70,953  $   587,635
   Mortality and expense risk and administrative charges          (226,356)     (140,607)      (64,885)    (108,888)    (959,221)
                                                               -----------   -----------    ----------  -----------  -----------
   Net investment income (loss)                                   (226,356)      (59,951)      (28,150)     (37,935)    (371,586)
   Net realized gain (loss)                                      1,955,803       799,635       434,823      760,818      611,348
   Capital gain distribution from mutual funds                     935,085     1,402,269       349,455      538,798      469,572
   Change in unrealized appreciation (depreciation) of
     investments                                                (3,656,520)   (1,679,138)     (544,746)  (1,270,182)  (4,795,582)
                                                               -----------   -----------    ----------  -----------  -----------
Increase (decrease) in net assets from operations                 (991,988)      462,815       211,382       (8,501)  (4,086,248)
                                                               -----------   -----------    ----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                          110,910        84,520        68,915      141,668       47,141
   Payments for contract benefits or terminations               (3,401,051)   (1,232,172)     (806,796)  (1,231,377)  (3,853,840)
   Transfers between sub-accounts (including fixed
     account), net                                                (344,735)     (142,100)       26,842     (654,704)     794,549
   Contract maintenance charges                                    (37,338)      (65,297)      (28,166)     (45,223)    (939,768)
   Adjustments to net assets allocated to contracts in
     payout period                                                     687             4             2            3           --
                                                               -----------   -----------    ----------  -----------  -----------
Increase (decrease) in net assets from contract transactions    (3,671,527)   (1,355,045)     (739,203)  (1,789,633)  (3,951,918)
                                                               -----------   -----------    ----------  -----------  -----------
Increase (decrease) in net assets                               (4,663,515)     (892,230)     (527,821)  (1,798,134)  (8,038,166)
Net assets at beginning of period                               17,004,346     9,363,182     4,420,760    8,373,637   64,417,459
                                                               -----------   -----------    ----------  -----------  -----------
Net assets at end of period                                    $12,340,831   $ 8,470,952    $3,892,939  $ 6,575,503  $56,379,293
                                                               ===========   ===========    ==========  ===========  ===========
Beginning units                                                    953,441       603,003       291,240      554,664    5,169,392
Units issued                                                        52,724        62,794        33,259       55,001      163,822
Units redeemed                                                    (258,743)     (146,415)      (79,872)    (171,765)    (488,061)
                                                               -----------   -----------    ----------  -----------  -----------
Ending units                                                       747,422       519,382       244,627      437,900    4,845,153
                                                               ===========   ===========    ==========  ===========  ===========

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                 SAST                                            T. Rowe Price
                                                                Dynamic    SAST Ultra   SAST Ultra   SAST Ultra    Blue Chip
                                                               Strategy    Short Bond   Short Bond   Short Bond     Growth
                                                               Portfolio   Portfolio    Portfolio    Portfolio     Portfolio
                                                                Class 3     Class 1      Class 2      Class 3      Class II
                                                              -----------  ----------  -----------  -----------  -------------
For the Year Ended December 31, 2016
From operations:
   Dividends                                                  $   704,411  $       --  $        --  $        --     $       --
   Mortality and expense risk and administrative charges         (777,997)    (10,640)    (120,740)    (228,437)       (67,102)
                                                              -----------  ----------  -----------  -----------     ----------
   Net investment income (loss)                                   (73,586)    (10,640)    (120,740)    (228,437)       (67,102)
   Net realized gain (loss)                                       307,106        (294)     (11,582)     (42,947)       474,688
   Change in unrealized appreciation (depreciation) of
     investments                                                1,499,749        (420)      (6,657)     (10,211)      (460,040)
                                                              -----------  ----------  -----------  -----------     ----------
Increase (decrease) in net assets from operations               1,733,269     (11,354)    (138,979)    (281,595)       (52,454)
                                                              -----------  ----------  -----------  -----------     ----------
From contract transactions:
   Payments received from contract owners                             433          --      730,026    1,463,154          3,868
   Payments for contract benefits or terminations              (3,247,112)   (162,680)  (3,234,831)  (4,899,388)      (763,786)
   Transfers between sub-accounts (including fixed
     account), net                                               (140,482)    184,475    2,580,268    4,417,271       (143,345)
   Contract maintenance charges                                  (856,989)       (342)     (16,425)    (149,287)       (23,920)
   Adjustments to net assets allocated to contracts in
     payout period                                                     --          --      (13,229)        (304)           551
                                                              -----------  ----------  -----------  -----------     ----------
Increase (decrease) in net assets from contract transactions   (4,244,150)     21,453       45,809      831,446       (926,632)
                                                              -----------  ----------  -----------  -----------     ----------
Increase (decrease) in net assets                              (2,510,881)     10,099      (93,170)     549,851       (979,086)
Net assets at beginning of period                              52,118,863     741,815    7,175,143   14,060,766      4,945,976
                                                              -----------  ----------  -----------  -----------     ----------
Net assets at end of period                                   $49,607,982  $  751,914  $ 7,081,973  $14,610,617     $3,966,890
                                                              ===========  ==========  ===========  ===========     ==========
Beginning units                                                 4,519,310      75,170      737,140    1,409,396        273,182
Units issued                                                       92,254      18,721      435,565    1,124,977         42,141
Units redeemed                                                   (457,109)    (16,558)    (439,756)  (1,022,403)       (94,085)
                                                              -----------  ----------  -----------  -----------     ----------
Ending units                                                    4,154,455      77,333      732,949    1,511,970        221,238
                                                              ===========  ==========  ===========  ===========     ==========
For the Year Ended December 31, 2015
From operations:
   Dividends                                                  $   405,670  $       --  $        --  $        --     $       --
   Mortality and expense risk and administrative charges         (882,420)    (12,675)    (102,162)    (188,580)       (73,968)
                                                              -----------  ----------  -----------  -----------     ----------
   Net investment income (loss)                                  (476,750)    (12,675)    (102,162)    (188,580)       (73,968)
   Net realized gain (loss)                                       593,148        (812)      (5,822)     (16,450)       635,426
   Capital gain distribution from mutual funds                     61,781          --           --           --             --
   Change in unrealized appreciation (depreciation) of
     investments                                               (4,114,034)     (1,077)     (16,907)    (192,454)      (150,231)
                                                              -----------  ----------  -----------  -----------     ----------
Increase (decrease) in net assets from operations              (3,935,855)    (14,564)    (124,891)    (397,484)       411,227
                                                              -----------  ----------  -----------  -----------     ----------
From contract transactions:
   Payments received from contract owners                          37,982          --      241,011      779,048         65,556
   Payments for contract benefits or terminations              (3,589,196)   (374,461)  (3,484,476)  (6,096,593)      (827,765)
   Transfers between sub-accounts (including fixed
     account), net                                                748,867   1,131,216   10,557,432   19,883,887        549,770
   Contract maintenance charges                                  (864,247)       (376)     (13,933)    (108,092)       (24,682)
   Adjustments to net assets allocated to contracts in
     payout period                                                     --          --           --           --           (372)
                                                              -----------  ----------  -----------  -----------     ----------
Increase (decrease) in net assets from contract transactions   (3,666,594)    756,379    7,300,034   14,458,250       (237,493)
                                                              -----------  ----------  -----------  -----------     ----------
Increase (decrease) in net assets                              (7,602,449)    741,815    7,175,143   14,060,766        173,734
Net assets at beginning of period                              59,721,312          --           --           --      4,772,242
                                                              -----------  ----------  -----------  -----------     ----------
Net assets at end of period                                   $52,118,863  $  741,815  $ 7,175,143  $14,060,766     $4,945,976
                                                              ===========  ==========  ===========  ===========     ==========
Beginning units                                                 4,822,626          --           --           --        287,447
Units issued                                                      169,588     157,625    1,191,417    2,336,111         84,465
Units redeemed                                                   (472,904)    (82,455)    (454,277)    (926,715)       (98,730)
                                                              -----------  ----------  -----------  -----------     ----------
Ending units                                                    4,519,310      75,170      737,140    1,409,396        273,182
                                                              ===========  ==========  ===========  ===========     ==========

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                       T. Rowe Price
                                                                       Equity Income
                                                                         Portfolio
                                                                         Class II
                                                                       -------------
For the Year Ended December 31, 2016
From operations:
   Dividends                                                             $   144,497
   Mortality and expense risk and administrative charges                    (108,282)
                                                                         -----------
   Net investment income (loss)                                               36,215
   Net realized gain (loss)                                                  684,821
   Capital gain distribution from mutual funds                               692,015
   Change in unrealized appreciation (depreciation) of investments          (326,965)
                                                                         -----------
Increase (decrease) in net assets from operations                          1,086,086
                                                                         -----------
From contract transactions:
   Payments received from contract owners                                     76,839
   Payments for contract benefits or terminations                           (781,124)
   Transfers between sub-accounts (including fixed account), net            (579,288)
   Contract maintenance charges                                              (65,674)
   Adjustments to net assets allocated to contracts in payout period               6
                                                                         -----------
Increase (decrease) in net assets from contract transactions              (1,349,241)
                                                                         -----------
Increase (decrease) in net assets                                           (263,155)
Net assets at beginning of period                                          7,414,508
                                                                         -----------
Net assets at end of period                                              $ 7,151,353
                                                                         ===========
Beginning units                                                              593,746
Units issued                                                                  39,322
Units redeemed                                                              (143,396)
                                                                         -----------
Ending units                                                                 489,672
                                                                         ===========
For the Year Ended December 31, 2015
From operations:
   Dividends                                                             $   131,818
   Mortality and expense risk and administrative charges                    (128,980)
                                                                         -----------
   Net investment income (loss)                                                2,838
   Net realized gain (loss)                                                  744,139
   Capital gain distribution from mutual funds                               173,450
   Change in unrealized appreciation (depreciation) of investments        (1,639,654)
                                                                         -----------
Increase (decrease) in net assets from operations                           (719,227)
                                                                         -----------
From contract transactions:
   Payments received from contract owners                                     14,597
   Payments for contract benefits or terminations                         (1,048,067)
   Transfers between sub-accounts (including fixed account), net              79,716
   Contract maintenance charges                                              (72,683)
   Adjustments to net assets allocated to contracts in payout period               5
                                                                         -----------
Increase (decrease) in net assets from contract transactions              (1,026,432)
                                                                         -----------
Increase (decrease) in net assets                                         (1,745,659)
Net assets at beginning of period                                          9,160,167
                                                                         -----------
Net assets at end of period                                              $ 7,414,508
                                                                         ===========
Beginning units                                                              670,960
Units issued                                                                  73,670
Units redeemed                                                              (150,884)
                                                                         -----------
Ending units                                                                 593,746
                                                                         ===========

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. Organization

Variable Annuity Account Five (the Separate Account) is a segregated investment account established by American General Life Insurance Company (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

The Separate Account includes the following variable annuity products:

 Seasons                                Seasons Elite
 Seasons Advantage                      Seasons Preferred Solutions
 Seasons Advisor                        Seasons Select
 Seasons Advisor II                     Seasons Select II
 Seasons Advisor III                    Seasons Triple Elite

The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms, and financial institutions. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as open-ended management investment companies. The names in bold in the table below are the diversified, open-ended investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2016 and related statements of operations and changes in net assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Contrafund Portfolio Service Class 2                  Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Equity-Income Portfolio Service Class 2               Fidelity VIP Overseas Portfolio Service Class 2
Fidelity VIP Investment Grade Bond Portfolio Service Class 2

Seasons Series Trust (SST)/(a)(b)/
SST Allocation Balanced Portfolio Class 3                          SST International Equity Portfolio Class 2
SST Allocation Growth Portfolio Class 3                            SST International Equity Portfolio Class 3
SST Allocation Moderate Growth Portfolio Class 3                   SST Large Cap Growth Portfolio Class 1
SST Allocation Moderate Portfolio Class 3                          SST Large Cap Growth Portfolio Class 2
SST Balanced Growth Strategy Class 1                               SST Large Cap Growth Portfolio Class 3
SST Balanced Growth Strategy Class 2                               SST Large Cap Value Portfolio Class 1
SST Balanced Growth Strategy Class 3                               SST Large Cap Value Portfolio Class 2
SST Conservative Growth Strategy Class 1                           SST Large Cap Value Portfolio Class 3
SST Conservative Growth Strategy Class 2                           SST Mid Cap Growth Portfolio Class 1
SST Conservative Growth Strategy Class 3                           SST Mid Cap Growth Portfolio Class 2
SST Diversified Fixed Income Portfolio Class 1                     SST Mid Cap Growth Portfolio Class 3
SST Diversified Fixed Income Portfolio Class 2                     SST Mid Cap Value Portfolio Class 1
SST Diversified Fixed Income Portfolio Class 3                     SST Mid Cap Value Portfolio Class 2
SST SA Columbia Focused Growth Portfolio Class 1/(c)/              SST Mid Cap Value Portfolio Class 3
SST SA Columbia Focused Growth Portfolio Class 2/(c)/              SST Moderate Growth Strategy Class 1
SST SA Columbia Focused Growth Portfolio Class 3/(c)/              SST Moderate Growth Strategy Class 2

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Seasons Series Trust (SST)/(a)(b)/
SST SA Columbia Focused Value Portfolio Class 2/(d)/               SST Moderate Growth Strategy Class 3
SST SA Columbia Focused Value Portfolio Class 3/(d)/               SST Real Return Portfolio Class 3
SST Growth Strategy Class 1                                        SST Small Cap Portfolio Class 1
SST Growth Strategy Class 2                                        SST Small Cap Portfolio Class 2
SST Growth Strategy Class 3                                        SST Small Cap Portfolio Class 3
SST International Equity Portfolio Class 1

SunAmerica Series Trust (SAST)/(a)/
SAST American Funds Global Growth Portfolio Class 3                SAST Dynamic Strategy Portfolio Class 3
SAST American Funds Growth Portfolio Class 3                       SAST Ultra Short Bond Portfolio Class 1/(e)/
SAST American Funds Growth-Income Portfolio Class 3                SAST Ultra Short Bond Portfolio Class 2/(e)/
SAST Dynamic Allocation Portfolio Class 3                          SAST Ultra Short Bond Portfolio Class 3/(e)/

T. Rowe Price Equity Series, Inc. (T. Rowe Price)
T. Rowe Price Blue Chip Growth Portfolio Class II                  T. Rowe Price Equity Income Portfolio Class II

(a) These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Seasons Series Trust and SunAmerica Series Trust.
(b) Consists of multi-managed variable investment strategies (Seasons Strategies), Select Portfolios, Focused Portfolios and Managed Allocation Portfolios each with a distinct investment objective. The Seasons Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio as well as in the shares of the two other portfolios of the Seasons Trust. Each of the Select Portfolios, Managed Allocation Portfolios and Focused Portfolios is invested solely in the shares of designated portfolio of Seasons Series Trust.
(c) Formerly SST Focus Growth Portfolio.
(d) Formerly SST Focus Value Portfolio.
(e) The SST Cash Management Portfolio, in operation for the period from January 1, 2015 to March 6, 2015, merged into the SAST Cash Management Portfolio, in operation for the period March 6, 2015 to May 2, 2016, which was reorganized into the SAST Ultra Short Bond Portfolio, in operation from May 2, 2016 to December 31, 2016.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's general account. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

Effective December 31, 2014, Variable Annuity Account Five changed its fiscal year-end from April 30 to December 31.

2. Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate of 3.50 percent is used in determining annuity payments for all products.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3. Fair Value Measurements

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

.. Level 1-- Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

.. Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other that quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2016 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

identical assets, which are classified as Level 1 throughout the year as such there were no transfers between fair value hierarchy levels had occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2016, and respective hierarchy levels.

4. Expenses

Expense charges are applied against the current value of the Separate Account and are paid as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and distribution charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The distribution expense charge covers all expenses associated with the distribution of the contract. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued and the death benefits elected for each product. Expense charges for each product are as follows:

Products                             Separate Account Annual Charges*
-----------------------------------  --------------------------------------------
Seasons                              1.40%
Seasons Advantage                    1.65%, 1.90% or 2.30%
Seasons Advisor                      1.40% or 1.65%
Seasons Advisor II                   1.55%, 1.70% or 1.95%
Seasons Advisor III                  1.65%, 1.85%, or 2.30%
Seasons Elite                        1.55%, 1.75%, 2.00% or 2.20%
Seasons Preferred Solutions          1.15%, 1.40%, 1.55%, 1.65%, 1.80% or 2.05%
Seasons Select                       1.40% or 1.52%
Seasons Select II                    1.40%, 1.55%, 1.65%, 1.80% or 2.05%
Seasons Triple Elite                 1.55%, 1.70% or 1.95%

* Represents the annual rate for Season Strategies, Select Portfolio, Managed Allocation Portfolio and Focused Portfolio. The distribution charge is deducted at an annual rate of 0.15 percent of the net asset value of each Season Strategies, Select Portfolio, Managed Allocation Portfolio and Focused Portfolio and is included in the respective separate account annual charge rate.

Contract Maintenance Charge: During the accumulation phase, an annual contract maintenance charge is assessed by the Company on the contract anniversary. In the event a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by the Company related to the establishment and maintenance of the record keeping function for the Sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The contract maintenance charge ranges from $30 to $35 for certain contracts. No contract maintenance charge is assessed under the Seasons Advisor and Seasons Advisor II contracts.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Withdrawal charges may be assessed for withdrawals in excess of the free withdrawal as defined in the contracts. Withdrawal amounts in excess of the free withdrawals are assessed based on tables of charges applicable to specific contracts.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The maximum withdrawal charge of 9 percent is assessed on amount withdrawn in excess of free withdrawals. There are no withdrawal charges under the Seasons Advisor, Seasons Advisor II and Seasons Advisor III contracts.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer in excess of the maximum transactions allowed for all products.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the separate account. Otherwise, such tax will be deducted from the account value when annuity payments are to begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes upon purchase payment or upon surrender of the contract.

Income Protector Fee: The optional Income Protector Program provides a guaranteed fixed minimum retirement income upon annuitization. The fee is calculated as a percentage of the income benefit base, as defined in the prospectus, and is deducted annually from the contract value. The income benefit base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees, and charges. The income protector fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The fee for Income Protector Program is 0.10 percent and is offered under the Seasons Select, Seasons Select II and Seasons Triple Elite contracts.

MarketLock, Marketlock for Two, MarketLock for Life Plus, MarketLock Income Plus, MarketLock for Life and Seasons Income Rewards Fee: These optional features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period.

    .  MarketLock, MarketLock for Two and Season Income Rewards

       The annual fee is calculated as a percentage of the maximum anniversary value benefit base and deducted quarterly from the contract value. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals, or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The withdrawal benefit base for Seasons Income Rewards is calculated as eligible purchase payments adjusted for withdrawals received during the first 90 days.

    .  MarketLock for Life, MarketLock for Life Plus and MarketLock Income Plus

       The annual fee is calculated as a percentage of the income base and deducted quarterly from the contract value. The income base is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100 percent of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The annual fees for the optional features discussed above are as follows:

Optional Features            Products Offered               Annual Fees
---------------------------  -----------------------------  -------------------------------------
MarketLock                   Seasons Advantage              0.65%
                             Seasons Elite
                             Season Preferred Solution
                             Seasons Select II
                             Seasons Triple Elite

MarketLock for Two           Seasons Elite                  0.40% prior to the first withdrawal
                             Season Preferred Solution      0.80% after the first withdrawal
                             Seasons Select II
                             Seasons Triple Elite

Season Income Rewards        Seasons Elite                  0.65% in years zero to seven
                             Season Preferred Solution      0.45% in years eight to 10
                             Seasons Select II
                             Seasons Triple Elite

MarketLock for Life          Seasons Advantage              0.70% for one covered person
                             Seasons Elite                  0.95% for two covered person
                             Season Preferred Solution
                             Seasons Select II

MarketLock for Life Plus     Seasons Advantage              0.65% to 0.95% for one covered person
                             Seasons Advisor III            0.90% to 1.25% for two covered person
                             Seasons Elite
                             Season Preferred Solution
                             Seasons Select II

MarketLock Income Plus       Seasons Advantage              0.95% to 1.10% for one covered person
                             Seasons Advisor III            1.20% to 1.35% for two covered person
                             Seasons Elite
                             Season Preferred Solution
                             Seasons Select II

Seasons Promise Fee: The optional Seasons Promise Program provides a guaranteed minimum contract value at the end of ten full contract years. The fee is calculated as a percentage of the contract value minus purchase payments received after the 90/th/ day from the date of contract issuance and deducted quarterly from the contract value during the first ten full contract years. This optional feature is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The fee for the Season Promise Program ranges from 0.25 percent to 0.65 percent. This optional feature is offered under the offered under the Seasons Select II, Seasons Triple Elite, Seasons Preferred Solution, and Seasons Elite contracts.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. Purchases and Sales of Investments

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts                                                  Cost of Purchases Proceeds from Sales
------------                                                  ----------------- -------------------
Fidelity VIP Contrafund Portfolio Service Class 2              $      947,649   $        1,678,420
Fidelity VIP Equity-Income Portfolio Service Class 2                  893,628            2,101,339
Fidelity VIP Investment Grade Bond Portfolio Service Class 2        3,678,823            5,428,503
Fidelity VIP Mid Cap Portfolio Service Class 2                        981,831            2,334,125
Fidelity VIP Overseas Portfolio Service Class 2                       829,812            1,194,848
SST Allocation Balanced Portfolio Class 3                          13,208,569           19,699,370
SST Allocation Growth Portfolio Class 3                             2,704,286           13,383,968
SST Allocation Moderate Growth Portfolio Class 3                   50,413,375           48,011,416
SST Allocation Moderate Portfolio Class 3                          24,687,064           23,401,716
SST Balanced Growth Strategy Class 1                                  280,347            3,551,622
SST Balanced Growth Strategy Class 2                                1,769,352           12,336,194
SST Balanced Growth Strategy Class 3                                1,639,208           10,917,464
SST Conservative Growth Strategy Class 1                              199,137            2,624,491
SST Conservative Growth Strategy Class 2                            1,031,993            8,108,521
SST Conservative Growth Strategy Class 3                            1,725,729            9,067,031
SST Diversified Fixed Income Portfolio Class 1                         78,634            1,138,752
SST Diversified Fixed Income Portfolio Class 2                      4,979,882            9,921,215
SST Diversified Fixed Income Portfolio Class 3                      6,825,009           10,766,666
SST SA Columbia Focused Growth Portfolio Class 1                      149,376              163,701
SST SA Columbia Focused Growth Portfolio Class 2                    4,282,409            4,726,767
SST SA Columbia Focused Growth Portfolio Class 3                    4,122,361            4,077,451
SST SA Columbia Focused Value Portfolio Class 2                     2,002,377            3,198,965
SST SA Columbia Focused Value Portfolio Class 3                     1,446,917            2,943,276
SST Growth Strategy Class 1                                             4,031            5,168,960
SST Growth Strategy Class 2                                           201,306            6,752,136
SST Growth Strategy Class 3                                         1,109,547           13,158,060
SST International Equity Portfolio Class 1                             46,415              245,052
SST International Equity Portfolio Class 2                          1,233,016            4,599,661
SST International Equity Portfolio Class 3                          1,182,358            3,688,199
SST Large Cap Growth Portfolio Class 1                                706,194              713,069
SST Large Cap Growth Portfolio Class 2                              1,855,953            6,685,534
SST Large Cap Growth Portfolio Class 3                              1,297,468            5,013,050
SST Large Cap Value Portfolio Class 1                                 841,528              703,527
SST Large Cap Value Portfolio Class 2                               2,447,274            5,515,355
SST Large Cap Value Portfolio Class 3                               1,414,238            4,436,964
SST Mid Cap Growth Portfolio Class 1                                  387,447              538,093
SST Mid Cap Growth Portfolio Class 2                                1,546,686            4,046,504
SST Mid Cap Growth Portfolio Class 3                                1,540,299            3,405,811
SST Mid Cap Value Portfolio Class 1                                   432,867              409,463
SST Mid Cap Value Portfolio Class 2                                 2,112,557            5,956,668
SST Mid Cap Value Portfolio Class 3                                 1,400,653            4,936,765
SST Moderate Growth Strategy Class 1                                   47,913            4,067,637
SST Moderate Growth Strategy Class 2                                1,361,958           15,537,348
SST Moderate Growth Strategy Class 3                                2,780,661           12,930,514
SST Real Return Portfolio Class 3                                     702,282            3,310,845
SST Small Cap Portfolio Class 1                                       262,414              309,667
SST Small Cap Portfolio Class 2                                     1,065,983            3,455,821
SST Small Cap Portfolio Class 3                                       973,633            2,846,451
SAST American Funds Global Growth Portfolio Class 3                 1,987,083            1,519,012
SAST American Funds Growth Portfolio Class 3                        1,780,725            1,026,179
SAST American Funds Growth-Income Portfolio Class 3                 1,830,581            1,716,934
SAST Dynamic Allocation Portfolio Class 3                           1,588,423            7,238,028
SAST Dynamic Strategy Portfolio Class 3                             1,614,649            5,932,675
SAST Ultra Short Bond Portfolio Class 1                               184,283              173,517
SAST Ultra Short Bond Portfolio Class 2                             3,436,142            3,589,832
SAST Ultra Short Bond Portfolio Class 3                            10,527,099            9,732,584
T. Rowe Price Blue Chip Growth Portfolio Class II                     700,165            1,693,895
T. Rowe Price Equity Income Portfolio Class II                      1,346,180            1,967,197

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Financial Highlights

The summary of unit values and units outstanding for variable contracts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for the years ended December 31, 2016 and 2015, for the eight months ended December 31, 2014 and for the years ended April 30, 2014, 2013 and 2012, follows:

                                                December 31, 2016                      For the Year Ended December 31, 2016
                                     ---------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                         ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund Portfolio
  Service Class 2                       372,431  14.31      15.46        5,570,052           0.57    1.15    2.05   5.55     6.50
Fidelity VIP Equity-Income
  Portfolio Service Class 2             499,213  13.56      14.61        7,050,717           2.05    1.15    2.00  15.39    16.37
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2           1,578,102  12.11      13.04       19,926,292           2.14    1.15    2.00   2.41     3.29
Fidelity VIP Mid Cap Portfolio
  Service Class 2                       619,938  15.46      16.70        9,982,570           0.30    1.15    2.00   9.71    10.65
Fidelity VIP Overseas Portfolio
  Service Class 2                       700,048   8.20       8.83        5,974,537           1.15    1.15    2.00  -7.14    -6.35
SST Allocation Balanced Portfolio
  Class 3                             6,346,341  13.22      14.75       89,961,332           1.81    1.15    2.05   3.10     4.03
SST Allocation Growth Portfolio
  Class 3                             3,655,257  13.97      15.35       53,777,276           1.64    1.15    2.00   3.66     4.54
SST Allocation Moderate Growth
  Portfolio Class 3                  20,451,173  13.31      14.76      289,373,028           1.72    1.15    2.05   3.52     4.45
SST Allocation Moderate Portfolio
  Class 3                             8,762,463  13.37      14.87      124,708,639           1.75    1.15    2.05   3.44     4.37
SST Balanced Growth Strategy Class 1    565,659  27.06      27.64       15,635,086           0.00    1.40    1.52   2.60     2.72
SST Balanced Growth Strategy Class 2  2,443,583  24.88      26.97       63,882,342           0.00    1.40    1.95   2.01     2.57
SST Balanced Growth Strategy Class 3  1,398,070  24.39      27.32       36,471,421           0.00    1.15    2.00   1.86     2.72
SST Conservative Growth Strategy
  Class 1                               392,885             25.75       10,115,042           0.00            1.40            3.21
SST Conservative Growth Strategy
  Class 2                             1,981,285  23.35      25.12       48,240,403           0.00    1.40    1.95   2.49     3.05
SST Conservative Growth Strategy
  Class 3                             1,151,663  22.92      25.39       28,144,735           0.00    1.15    2.00   2.34     3.21
SST Diversified Fixed Income
  Portfolio Class 1                     167,289  15.38      15.91        2,660,708           1.21    1.40    1.52   1.89     2.01
SST Diversified Fixed Income
  Portfolio Class 2                   1,929,783  13.95      15.53       28,812,783           1.01    1.40    1.95   1.30     1.86
SST Diversified Fixed Income
  Portfolio Class 3                   1,103,359  13.64      15.69       16,362,951           0.89    1.15    2.00   1.15     2.01
SST SA Columbia Focused Growth
  Portfolio Class 1                      80,991  10.96      11.85          959,927           0.00    1.40    1.52 -10.26   -10.15
SST SA Columbia Focused Growth
  Portfolio Class 2                   2,071,961  10.68      11.57       23,298,797           0.00    1.40    1.95 -10.78   -10.29
SST SA Columbia Focused Growth
  Portfolio Class 3                   1,654,003  10.36      11.72       18,602,183           0.00    1.15    2.05 -10.96   -10.15
SST SA Columbia Focused Value
  Portfolio Class 2                     554,590  24.56      26.83       14,493,601           1.08    1.40    1.95  16.84    17.49
SST SA Columbia Focused Value
  Portfolio Class 3                     436,046  24.10      27.16       11,307,169           1.00    1.15    2.00  16.67    17.66
SST Growth Strategy Class 1             608,800             31.72       19,308,508           0.00            1.40            3.59
SST Growth Strategy Class 2           1,245,137  28.74      30.94       37,404,231           0.00    1.40    1.95   2.86     3.43
SST Growth Strategy Class 3           1,563,175  28.33      31.30       47,054,859           0.00    1.15    2.00   2.71     3.58
SST International Equity Portfolio
  Class 1                               127,067   9.46      10.34        1,312,172           1.74    1.40    1.52  -1.59    -1.47
SST International Equity Portfolio
  Class 2                             2,040,046   9.35      10.09       19,932,027           1.57    1.40    1.95  -2.16    -1.62
SST International Equity Portfolio
  Class 3                             1,625,705   9.19      10.21       15,827,651           1.50    1.15    2.00  -2.30    -1.47
SST Large Cap Growth Portfolio
  Class 1                               230,008  15.46      17.42        4,004,211           0.38    1.40    1.52   1.57     1.69
SST Large Cap Growth Portfolio
  Class 2                             1,939,954  15.66      16.98       31,919,688           0.27    1.40    1.95   0.98     1.54
SST Large Cap Growth Portfolio
  Class 3                             1,025,261  15.41      17.14       16,834,621           0.18    1.15    2.00   0.83     1.69
SST Large Cap Value Portfolio Class
  1                                     152,627  22.77      24.21        3,689,245           1.38    1.40    1.52  13.34    13.48
SST Large Cap Value Portfolio Class
  2                                   1,297,424  21.23      23.64       29,482,410           1.45    1.40    1.95  12.69    13.31
SST Large Cap Value Portfolio Class
  3                                     685,070  20.90      23.93       15,535,600           1.35    1.15    2.00  12.52    13.48
SST Mid Cap Growth Portfolio Class 1     96,335  29.22      32.39        3,119,642           0.00    1.40    1.52   3.20     3.32
SST Mid Cap Growth Portfolio Class 2    689,381  29.31      31.62       21,097,448           0.00    1.40    1.95   2.60     3.17
SST Mid Cap Growth Portfolio Class 3    452,964  28.80      32.03       13,891,095           0.00    1.15    2.00   2.45     3.32
SST Mid Cap Value Portfolio Class 1      77,460  39.61      40.98        3,174,191           1.00    1.40    1.52  14.28    14.42
SST Mid Cap Value Portfolio Class 2     710,362  34.80      40.01       27,155,432           0.91    1.40    1.95  13.62    14.25
SST Mid Cap Value Portfolio Class 3     462,065  34.07      40.43       17,527,395           0.78    1.15    2.00  13.45    14.42
SST Moderate Growth Strategy Class 1    575,495  29.25      29.87       17,191,215           0.00    1.40    1.52   3.87     4.00
SST Moderate Growth Strategy Class 2  2,680,960  26.82      29.15       75,706,982           0.00    1.40    1.95   3.27     3.84
SST Moderate Growth Strategy Class 3  2,464,217  26.34      29.52       69,533,942           0.00    1.15    2.00   3.12     4.00
SST Real Return Portfolio Class 3       786,951  10.53      11.75        8,825,169           0.00    1.15    2.05   1.60     2.52
SST Small Cap Portfolio Class 1          90,910  19.28      20.42        1,854,652           0.18    1.40    1.52  17.14    17.28
SST Small Cap Portfolio Class 2       1,010,459  18.43      19.94       19,544,631           0.06    1.40    1.95  16.46    17.10
SST Small Cap Portfolio Class 3         636,974  18.05      20.14       12,295,452           0.00    1.15    2.05  16.23    17.28
SAST American Funds Global Growth
  Portfolio Class 3                     474,864  15.48      16.76        7,650,328           1.67    1.15    2.00  -1.64    -0.80
SAST American Funds Growth
  Portfolio Class 3                     232,629  16.20      17.80        3,980,527           0.30    1.15    2.05   6.97     7.93
SAST American Funds Growth-Income
  Portfolio Class 3                     375,432  15.54      17.06        6,175,762           1.37    1.15    2.05   8.96     9.94
SAST Dynamic Allocation Portfolio
  Class 3                             4,365,836  11.78      12.21       52,270,457           1.44    1.15    2.00   2.44     3.32
SAST Dynamic Strategy Portfolio
  Class 3                             4,154,455  11.74      12.15       49,607,982           1.38    1.15    2.00   3.07     3.95
SAST Ultra Short Bond Portfolio
  Class 1                                77,333              9.72          751,914           0.00            1.40           -1.48
SAST Ultra Short Bond Portfolio
  Class 2                               732,949   9.60       9.70        7,081,973           0.00    1.40    1.95  -2.17    -1.63
SAST Ultra Short Bond Portfolio
  Class 3                             1,511,970   9.57       9.72       14,610,617           0.00    1.15    2.00  -2.31    -1.48
T. Rowe Price Blue Chip Growth
  Portfolio Class II                    221,238  17.24      18.54        3,966,890           0.00    1.15    2.00  -1.45    -0.61
T. Rowe Price Equity Income
  Portfolio Class II                    489,672  13.95      15.15        7,151,353           1.98    1.15    2.05  16.45    17.50

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                December 31, 2015                       For the Year Ended December 31 2015
                                     ---------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                         ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund Portfolio
  Service Class 2                       454,136  13.56      14.52        6,407,492           0.79    1.15    2.30  -1.62    -0.73
Fidelity VIP Equity-Income
  Portfolio Service Class 2             631,284  11.76      12.56        7,693,368           2.94    1.15    2.30  -6.13    -5.33
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2           1,727,608  11.82      12.62       21,183,718           2.27    1.15    2.30  -2.81    -1.98
Fidelity VIP Mid Cap Portfolio
  Service Class 2                       746,687  14.09      15.09       10,907,476           0.24    1.15    2.30  -3.58    -2.75
Fidelity VIP Overseas Portfolio
  Service Class 2                       739,066   8.84       9.43        6,763,636           1.15    1.15    2.30   1.25     2.12
SST Allocation Balanced Portfolio
  Class 3                             7,455,856  12.82      14.18      101,969,741           1.18    1.15    2.30  -3.33    -2.46
SST Allocation Growth Portfolio
  Class 3                             4,514,857  13.40      14.69       63,728,294           1.29    1.15    2.30  -3.86    -2.99
SST Allocation Moderate Growth
  Portfolio Class 3                  23,236,478  12.86      14.13      315,913,227           1.30    1.15    2.30  -3.73    -2.86
SST Allocation Moderate Portfolio
  Class 3                             9,672,034  12.92      14.25      132,410,521           1.19    1.15    2.30  -3.63    -2.76
SST Balanced Growth Strategy Class 1    677,168  26.37      26.91       18,219,909           0.00    1.40    1.52   1.20     1.32
SST Balanced Growth Strategy Class 2  2,814,921  24.39      26.29       71,895,892           0.00    1.40    1.95   0.61     1.17
SST Balanced Growth Strategy Class 3  1,738,857  23.95      26.59       44,304,286           0.00    1.15    2.30   0.46     1.32
SST Cash Management Portfolio
  Class 1                                    --     --         --               --           0.00    1.40    1.52   0.00     0.00
SST Cash Management Portfolio
  Class 2                                    --     --         --               --           0.00    1.40    1.95   0.00     0.00
SST Cash Management Portfolio
  Class 3                                    --     --         --               --           0.00    1.15    2.30   0.00     0.00
SST Conservative Growth Strategy
  Class 1                               482,386             24.95       12,033,497           0.00    1.40    1.52   0.00     0.35
SST Conservative Growth Strategy
  Class 2                             2,244,274  22.79      24.37       53,157,670           0.00    1.40    1.95  -0.35     0.19
SST Conservative Growth Strategy
  Class 3                             1,434,640  22.39      24.60       34,140,815           0.00    1.15    2.30  -0.50     0.34
SST Diversified Fixed Income
  Portfolio Class 1                     235,131  15.10      15.59        3,665,936           1.89    1.40    1.52  -1.78    -1.67
SST Diversified Fixed Income
  Portfolio Class 2                   2,248,685  13.77      15.25       33,048,082           1.63    1.40    1.95  -2.35    -1.81
SST Diversified Fixed Income
  Portfolio Class 3                   1,353,035  13.48      15.38       19,728,034           1.52    1.15    2.30  -2.50    -1.66
SST SA Columbia Focused Growth
  Portfolio Class 1                      92,594  12.21      13.19        1,221,428           0.00    1.40    1.52   1.87     1.99
SST SA Columbia Focused Growth
  Portfolio Class 2                   2,366,811  11.97      12.90       29,747,582           0.00    1.40    1.95   1.28     1.84
SST SA Columbia Focused Growth
  Portfolio Class 3                   1,862,051  11.63      13.04       23,403,481           0.00    1.15    2.30   1.08     1.99
SST SA Columbia Focused Value
  Portfolio Class 2                     661,674  21.02      22.84       14,722,498           0.74    1.40    1.95  -5.91    -5.40
SST SA Columbia Focused Value
  Portfolio Class 3                     543,408  20.66      23.08       12,013,869           0.62    1.15    2.30  -6.06    -5.25
SST Growth Strategy Class 1             771,142             30.62       23,610,521           0.00    1.40    1.52   0.00     2.10
SST Growth Strategy Class 2           1,451,938  27.94      29.92       42,239,138           0.00    1.40    1.95   1.38     1.94
SST Growth Strategy Class 3           1,952,402  27.58      30.22       56,990,283           0.00    1.15    2.30   1.23     2.10
SST International Equity Portfolio
  Class 1                               147,583   9.62      10.49        1,547,060           1.00    1.40    1.52  -4.33    -4.22
SST International Equity Portfolio
  Class 2                             2,391,016   9.55      10.26       23,797,914           1.03    1.40    1.95  -4.88    -4.36
SST International Equity Portfolio
  Class 3                             1,885,408   9.33      10.36       18,701,535           0.90    1.15    2.30  -5.07    -4.21
SST Large Cap Growth Portfolio
  Class 1                               237,388  15.22      17.13        4,064,022           0.50    1.40    1.52   2.99     3.11
SST Large Cap Growth Portfolio
  Class 2                             2,275,371  15.51      16.73       36,946,598           0.35    1.40    1.95   2.39     2.96
SST Large Cap Growth Portfolio
  Class 3                             1,275,375  15.29      16.86       20,682,436           0.28    1.15    2.30   2.24     3.11
SST Large Cap Value Portfolio
  Class 1                               154,890  20.09      21.34        3,299,361           1.24    1.40    1.52  -6.27    -6.16
SST Large Cap Value Portfolio
  Class 2                             1,486,789  18.84      20.86       29,883,329           1.07    1.40    1.95  -6.81    -6.30
SST Large Cap Value Portfolio
  Class 3                               852,924  18.57      21.09       17,122,907           0.87    1.15    2.30  -6.95    -6.16
SST Mid Cap Growth Portfolio Class 1    105,729  28.31      31.35        3,313,875           0.00    1.40    1.52  -1.15    -1.03
SST Mid Cap Growth Portfolio Class 2    801,889  28.57      30.65       23,843,770           0.00    1.40    1.95  -1.72    -1.18
SST Mid Cap Growth Portfolio Class 3    535,950  28.11      31.00       15,950,205           0.00    1.15    2.30  -1.87    -1.03
SST Mid Cap Value Portfolio Class 1      79,257  34.66      35.82        2,838,497           0.54    1.40    1.52  -7.22    -7.11
SST Mid Cap Value Portfolio Class 2     830,394  30.63      35.02       27,828,797           0.38    1.40    1.95  -7.76    -7.25
SST Mid Cap Value Portfolio Class 3     568,065  30.03      35.33       18,918,168           0.27    1.15    2.30  -7.89    -7.11
SST Moderate Growth Strategy Class 1    706,206  28.16      28.72       20,284,965           0.00    1.40    1.52   1.25     1.37
SST Moderate Growth Strategy Class 2  3,154,831  25.97      28.07       85,997,705           0.00    1.40    1.95   0.66     1.22
SST Moderate Growth Strategy Class 3  2,800,856  25.54      28.38       76,244,822           0.00    1.15    2.30   0.51     1.37
SST Real Return Portfolio Class 3     1,006,866  10.36      11.46       11,048,307           3.33    1.15    2.30  -3.36    -2.48
SST Small Cap Portfolio Class 1          96,527  16.46      17.41        1,679,260           0.36    1.40    1.52  -7.07    -6.96
SST Small Cap Portfolio Class 2       1,154,386  15.83      17.02       19,115,305           0.17    1.40    1.95  -7.61    -7.10
SST Small Cap Portfolio Class 3         747,422  15.53      17.17       12,340,831           0.00    1.15    2.30  -7.80    -6.96
SAST American Funds Global Growth
  Portfolio Class 3                     519,382  15.74      16.90        8,470,952           0.90    1.15    2.30   4.55     5.44
SAST American Funds Growth
  Portfolio Class 3                     244,627  15.15      16.49        3,892,939           0.88    1.15    2.30   4.38     5.32
SAST American Funds Growth-Income
  Portfolio Class 3                     437,900  14.27      15.52        6,575,503           0.95    1.15    2.30  -0.89     0.01
SAST Dynamic Allocation Portfolio
  Class 3                             4,845,153  11.50      11.82       56,379,293           0.97    1.15    2.00  -7.03    -6.24
SAST Dynamic Strategy Portfolio
  Class 3                             4,519,310  11.39      11.69       52,118,863           0.73    1.15    2.00  -7.29    -6.50
SAST Ultra Short Bond Portfolio
  Class 1                                75,170     --       9.87          741,815           0.00    1.10    1.40  -1.31     0.00
SAST Ultra Short Bond Portfolio
  Class 2                               737,140   9.81       9.86        7,175,143           0.00    1.40    1.95  -1.87    -1.43
SAST Ultra Short Bond Portfolio
  Class 3                             1,409,396   9.80       9.87       14,060,766           0.00    1.15    2.00  -1.99    -1.31
T. Rowe Price Blue Chip Growth
  Portfolio Class II                    273,182  17.49      18.65        4,945,976           0.00    1.15    2.30   8.60     9.53
T. Rowe Price Equity Income
  Portfolio Class II                    593,746  11.98      12.89        7,414,508           1.59    1.15    2.30  -8.99    -8.17

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                December 31, 2014                   For the Eight Months Ended December 31, 2014
                                     ---------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                         ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund Portfolio
  Service Class 2                       533,483  13.78      14.62        7,600,830           0.71    1.15    2.30   8.71     9.37
Fidelity VIP Equity-Income
  Portfolio Service Class 2             693,166  12.52      13.27        8,956,483           2.51    1.15    2.30   3.51     4.10
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2           1,955,870  12.16      12.88       24,553,484           1.84    1.15    2.30   1.33     1.91
Fidelity VIP Mid Cap Portfolio
  Service Class 2                       869,030  14.61      15.52       13,101,624           0.02    1.15    2.30   5.37     5.97
Fidelity VIP Overseas Portfolio
  Service Class 2                       851,870   8.73       9.23        7,661,734           1.06    1.15    2.30  -5.96    -5.42
SST Allocation Balanced Portfolio
  Class 3                             9,215,654  13.27      14.53      129,747,655           1.12    1.15    2.30   2.20     2.82
SST Allocation Growth Portfolio
  Class 3                             5,426,655  13.93      15.14       79,310,858           0.60    1.15    2.30   2.84     3.46
SST Allocation Moderate Growth
  Portfolio Class 3                  26,249,915  13.36      14.54      368,805,639           0.96    1.15    2.30   2.39     3.01
SST Allocation Moderate Portfolio
  Class 3                            11,288,825  13.41      14.65      159,611,928           1.03    1.15    2.30   2.32     2.94
SST Balanced Growth Strategy Class 1    813,487  26.06      26.56       21,602,742           0.00    1.40    1.52   5.98     6.07
SST Balanced Growth Strategy Class 2  3,232,359  24.24      25.99       81,790,814           0.00    1.40    1.95   5.57     5.96
SST Balanced Growth Strategy Class 3  2,069,713  23.84      26.25       52,216,109           0.00    1.15    2.30   5.46     6.07
SST Conservative Growth Strategy
  Class 1                               662,840  24.39      24.86       16,476,925           0.00    1.40    1.52   4.67     4.75
SST Conservative Growth Strategy
  Class 2                             2,550,735  22.87      24.33       60,401,132           0.00    1.40    1.95   4.26     4.65
SST Conservative Growth Strategy
  Class 3                             1,555,168  22.51      24.52       36,967,883           0.00    1.15    2.30   4.15     4.75
SST Diversified Fixed Income
  Portfolio Class 1                     257,281  15.37      15.86        4,079,215           1.71    1.40    1.52   1.29     1.37
SST Diversified Fixed Income
  Portfolio Class 2                   2,638,555  14.10      15.53       39,561,304           1.54    1.40    1.95   0.89     1.27
SST Diversified Fixed Income
  Portfolio Class 3                   1,768,048  13.83      15.64       26,263,594           1.37    1.15    2.30   0.79     1.37
SST SA Columbia Focused Growth
  Portfolio Class 1                      97,054  11.99      12.94        1,255,184           0.00    1.40    1.52   9.26     9.35
SST SA Columbia Focused Growth
  Portfolio Class 2                   2,760,875  11.82      12.67       34,135,889           0.00    1.40    1.95   8.83     9.24
SST SA Columbia Focused Growth
  Portfolio Class 3                   2,351,129  11.51      12.79       29,040,419           0.00    1.15    2.30   8.69     9.35
SST SA Columbia Focused Value
  Portfolio Class 2                     748,547  22.34      24.14       17,639,740           0.44    1.40    1.95   8.67     9.07
SST SA Columbia Focused Value
  Portfolio Class 3                     653,706  21.99      24.36       15,298,624           0.32    1.15    2.30   8.56     9.18
SST Growth Strategy Class 1             855,018  29.43      29.99       25,641,192           0.00    1.40    1.52   8.33     8.42
SST Growth Strategy Class 2           1,608,237  27.56      29.34       46,004,704           0.00    1.40    1.95   7.91     8.31
SST Growth Strategy Class 3           2,202,437  27.25      29.60       63,109,249           0.00    1.15    2.30   7.80     8.42
SST International Equity Portfolio
  Class 1                               232,286  10.05      10.96        2,543,146           1.51    1.40    1.52  -7.31    -7.23
SST International Equity Portfolio
  Class 2                             2,642,072  10.04      10.72       27,566,121           1.33    1.40    1.95  -7.67    -7.33
SST International Equity Portfolio
  Class 3                             2,310,207   9.83      10.82       24,024,422           1.19    1.15    2.30  -7.79    -7.23
SST Large Cap Growth Portfolio
  Class 1                               269,106  14.78      16.61        4,468,132           0.38    1.40    1.52  11.94    12.03
SST Large Cap Growth Portfolio
  Class 2                             2,588,960  15.15      16.25       40,921,872           0.24    1.40    1.95  11.50    11.92
SST Large Cap Growth Portfolio
  Class 3                             1,671,274  14.95      16.35       26,400,022           0.12    1.15    2.30  11.39    12.03
SST Large Cap Value Portfolio
  Class 1                               186,003  21.44      22.74        4,223,339           1.07    1.40    1.52   5.90     5.99
SST Large Cap Value Portfolio
  Class 2                             1,764,894  20.22      22.26       37,984,876           0.92    1.40    1.95   5.49     5.88
SST Large Cap Value Portfolio
  Class 3                             1,048,823  19.96      22.47       22,482,352           0.80    1.15    2.30   5.38     5.99
SST Mid Cap Growth Portfolio Class 1    124,249  28.64      31.68        3,935,149           0.00    1.40    1.52   9.67     9.76
SST Mid Cap Growth Portfolio Class 2    922,376  29.07      31.01       27,812,996           0.00    1.40    1.95   9.25     9.65
SST Mid Cap Growth Portfolio Class 3    675,738  28.65      31.33       20,387,938           0.00    1.15    2.30   9.14     9.76
SST Mid Cap Value Portfolio Class 1      89,501  37.36      38.56        3,450,660           0.79    1.40    1.52   7.33     7.41
SST Mid Cap Value Portfolio Class 2     961,452  33.21      37.76       34,823,942           0.66    1.40    1.95   6.91     7.30
SST Mid Cap Value Portfolio Class 3     688,259  32.61      38.04       24,749,175           0.48    1.15    2.30   6.80     7.41
SST Moderate Growth Strategy Class 1    870,780  27.81      28.34       24,674,574           0.00    1.40    1.52   7.33     7.42
SST Moderate Growth Strategy Class 2  3,509,705  25.80      27.74       94,716,495           0.00    1.40    1.95   6.92     7.31
SST Moderate Growth Strategy Class 3  3,341,481  25.41      28.00       90,011,038           0.00    1.15    2.30   6.81     7.42
SST Real Return Portfolio Class 3     1,359,234  10.72      11.76       15,350,689           0.00    1.15    2.30  -1.32    -0.72
SST Small Cap Portfolio Class 1         103,845  17.72      18.72        1,941,896           0.21    1.40    1.52   5.41     5.49
SST Small Cap Portfolio Class 2       1,341,315  17.13      18.33       23,971,854           0.04    1.40    1.95   5.00     5.39
SST Small Cap Portfolio Class 3         953,441  16.84      18.46       17,004,346           0.00    1.15    2.30   4.86     5.49
SAST American Funds Global Growth
  Portfolio Class 3                     603,003  15.05      16.03        9,363,182           0.92    1.15    2.30   2.80     3.39
SAST American Funds Growth
  Portfolio Class 3                     291,240  14.51      15.66        4,420,760           0.62    1.15    2.30   7.51     8.17
SAST American Funds Growth-Income
  Portfolio Class 3                     554,664  14.39      15.52        8,373,637           0.99    1.15    2.30   7.24     7.88
SAST Dynamic Allocation Portfolio
  Class 3                             5,169,392  12.36      12.61       64,417,459           0.57    1.15    2.00   3.03     3.62
SAST Dynamic Strategy Portfolio
  Class 3                             4,822,626  12.29      12.50       59,721,312           0.41    1.15    2.00   2.87     3.46
T. Rowe Price Blue Chip Growth
  Portfolio Class II                    287,447  16.10      17.03        4,772,242           0.00    1.15    2.30  10.98    11.61
T. Rowe Price Equity Income
  Portfolio Class II                    670,960  13.16      14.04        9,160,167           0.98    1.15    2.30   3.34     3.96

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                  April 30, 2014                         For the Year Ended April 30, 2014
                                     ---------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                         ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund Portfolio
  Service Class 2                       585,892  12.67      13.37        7,657,680           0.81    1.15    2.30  18.40    19.47
Fidelity VIP Equity-Income
  Portfolio Service Class 2             781,885  12.10      12.74        9,727,111           2.08    1.15    2.30  14.34    15.32
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2           2,285,606  12.01      12.64       28,220,970           1.95    1.15    2.30  -2.27    -1.43
Fidelity VIP Mid Cap Portfolio
  Service Class 2                     1,001,997  13.87      14.64       14,294,273           0.26    1.15    2.30  19.61    20.63
Fidelity VIP Overseas Portfolio
  Service Class 2                       901,286   9.28       9.76        8,596,645           1.01    1.15    2.30  12.79    13.75
SST Allocation Balanced Portfolio
  Class 3                            10,579,127  12.98      14.13      145,150,485           1.63    1.15    2.30   4.93     5.88
SST Allocation Growth Portfolio
  Class 3                             6,159,657  13.55      14.63       87,293,229           0.73    1.15    2.30  11.77    12.78
SST Allocation Moderate Growth
  Portfolio Class 3                  29,306,484  13.04      14.12      400,761,274           1.28    1.15    2.30   8.21     9.18
SST Allocation Moderate Portfolio
  Class 3                            13,031,066  13.11      14.23      179,440,763           1.42    1.15    2.30   6.61     7.58
SST Balanced Growth Strategy Class 1    872,353  24.59      25.04       21,841,263           0.00    1.40    1.52   9.62     9.75
SST Balanced Growth Strategy Class 2  3,456,780  22.97      24.53       82,671,758           0.00    1.40    1.95   8.99     9.59
SST Balanced Growth Strategy Class 3  2,241,178  22.60      24.75       53,464,832           0.00    1.15    2.30   8.83     9.76
SST Cash Management Portfolio
  Class 1                               123,844  10.42         --        1,290,040           0.00    1.40    1.52           -1.68
SST Cash Management Portfolio
  Class 2                             1,135,708   9.55      10.21       11,313,172           0.00    1.40    1.95  -2.36    -1.83
SST Cash Management Portfolio
  Class 3                             2,192,978   9.39      10.28       21,785,819           0.00    1.15    2.30  -2.51    -1.68
SST Conservative Growth Strategy
  Class 1                               742,194  23.31      23.73       17,612,881           0.00    1.40    1.52   6.97     7.10
SST Conservative Growth Strategy
  Class 2                             2,736,231  21.93      23.25       62,006,129           0.00    1.40    1.95   6.35     6.94
SST Conservative Growth Strategy
  Class 3                             1,717,286  21.61      23.41       39,069,837           0.00    1.15    2.30   6.20     7.11
SST Diversified Fixed Income
  Portfolio Class 1                     273,362  15.18      15.64        4,275,733           1.62    1.40    1.52  -2.80    -2.68
SST Diversified Fixed Income
  Portfolio Class 2                   2,813,700  13.98      15.33       41,735,072           1.44    1.40    1.95  -3.36    -2.82
SST Diversified Fixed Income
  Portfolio Class 3                   2,070,665  13.72      15.43       30,438,162           1.35    1.15    2.30  -3.50    -2.68
SST SA Columbia Focused Growth
  Portfolio Class 1                     118,255  10.97      11.83        1,398,684           0.00    1.40    1.52  16.28    16.42
SST SA Columbia Focused Growth
  Portfolio Class 2                   3,165,513  10.86      11.60       35,874,943           0.00    1.40    1.95  15.61    16.24
SST SA Columbia Focused Growth
  Portfolio Class 3                   2,742,563  10.59      11.70       31,060,219           0.00    1.15    2.30  15.38    16.42
SST SA Columbia Focused Value
  Portfolio Class 2                     850,264  20.56      22.14       18,391,606           0.55    1.40    1.95  17.27    17.92
SST SA Columbia Focused Value
  Portfolio Class 3                     731,856  20.26      22.31       15,739,847           0.40    1.15    2.30  17.09    18.09
SST Growth Strategy Class 1             937,088  27.16      27.66       25,919,785           0.00    1.40    1.52  14.74    14.88
SST Growth Strategy Class 2           1,740,978  25.54      27.09       46,077,734           0.00    1.40    1.95  14.08    14.71
SST Growth Strategy Class 3           2,462,739  25.27      27.30       65,284,728           0.00    1.15    2.30  13.91    14.88
SST International Equity Portfolio
  Class 1                               243,971  10.84      11.81        2,879,492           1.09    1.40    1.52   9.17     9.30
SST International Equity Portfolio
  Class 2                             2,692,694  10.88      11.57       30,374,046           0.96    1.40    1.95   8.54     9.14
SST International Equity Portfolio
  Class 3                             2,463,020  10.66      11.66       27,693,713           0.86    1.15    2.30   8.33     9.31
SST Large Cap Growth Portfolio
  Class 1                               293,987  13.20      14.83        4,357,264           0.61    1.40    1.52  17.98    18.12
SST Large Cap Growth Portfolio
  Class 2                             2,836,926  13.59      14.52       40,138,063           0.49    1.40    1.95  17.30    17.95
SST Large Cap Growth Portfolio
  Class 3                             1,968,369  13.42      14.59       27,816,190           0.37    1.15    2.30  17.13    18.13
SST Large Cap Value Portfolio
  Class 1                               198,743  20.24      21.45        4,258,098           0.93    1.40    1.52  16.21    16.35
SST Large Cap Value Portfolio
  Class 2                             1,930,614  19.17      21.03       39,308,688           0.85    1.40    1.95  15.54    16.17
SST Large Cap Value Portfolio Class
  3                                   1,215,842  18.94      21.20       24,660,474           0.76    1.15    2.30  15.36    16.35
SST Mid Cap Growth Portfolio Class 1    137,960  26.12      28.86        3,980,853           0.00    1.40    1.52  17.28    17.42
SST Mid Cap Growth Portfolio Class 2  1,036,508  26.61      28.28       28,550,765           0.00    1.40    1.95  16.61    17.25
SST Mid Cap Growth Portfolio Class 3    799,419  26.25      28.54       22,028,832           0.00    1.15    2.30  16.43    17.43
SST Mid Cap Value Portfolio Class 1     101,551  34.81      35.90        3,645,137           0.73    1.40    1.52  18.19    18.33
SST Mid Cap Value Portfolio Class 2   1,074,753  31.06      35.19       36,315,108           0.60    1.40    1.95  17.51    18.16
SST Mid Cap Value Portfolio Class 3     822,763  30.53      35.41       27,589,163           0.48    1.15    2.30  17.33    18.33
SST Moderate Growth Strategy Class 1    925,377  25.91      26.38       24,410,410           0.00    1.40    1.52  12.68    12.82
SST Moderate Growth Strategy Class 2  3,908,300  24.13      25.85       98,415,385           0.00    1.40    1.95  12.03    12.65
SST Moderate Growth Strategy Class 3  3,637,661  23.79      26.06       91,464,870           0.00    1.15    2.30  11.87    12.82
SST Real Return Portfolio Class 3     1,599,614  10.87      11.84       18,263,353           0.67    1.15    2.30  -6.08    -5.23
SST Small Cap Portfolio Class 1         108,269  16.81      17.74        1,919,326           0.00    1.40    1.52  19.76    19.91
SST Small Cap Portfolio Class 2       1,506,841  16.32      17.39       25,587,797           0.00    1.40    1.95  19.07    19.73
SST Small Cap Portfolio Class 3       1,096,104  16.06      17.50       18,586,055           0.00    1.15    2.30  18.84    19.91
SAST American Funds Global Growth
  Portfolio Class 3                     672,106  14.64      15.50       10,125,330           0.58    1.15    2.30  13.58    14.55
SAST American Funds Growth
  Portfolio Class 3                     352,787  13.50      14.48        4,963,269           0.51    1.15    2.30  15.11    16.15
SAST American Funds Growth-Income
  Portfolio Class 3                     525,692  13.42      14.38        7,348,622           1.20    1.15    2.30  18.63    19.70
SAST Dynamic Allocation Portfolio
  Class 3                             4,540,845  12.00      12.17       54,753,876           0.00    1.15    2.00   6.16     7.07
SAST Dynamic Strategy Portfolio
  Class 3                             4,296,306  11.95      12.09       51,561,591           0.00    1.15    2.00   6.21     7.12
T. Rowe Price Blue Chip Growth
  Portfolio Class II                    334,086  14.51      15.26        4,984,915           0.00    1.15    2.30  22.02    23.06
T. Rowe Price Equity Income
  Portfolio Class II                    778,802  12.74      13.50       10,251,889           1.46    1.15    2.30  14.82    15.86

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                  April 30, 2013                         For the Year Ended April 30, 2013
                                     ---------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                         ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund Portfolio
  Service Class 2                       773,211  10.63      11.19        8,483,254           1.10    1.15    2.30  10.44    11.72
Fidelity VIP Equity-Income
  Portfolio Service Class 2           1,079,323  10.48      11.05       11,688,881           2.81    1.15    2.30  18.17    19.53
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2           3,084,950  12.14      12.82       38,785,015           2.16    1.15    2.30   2.22     3.40
Fidelity VIP Mid Cap Portfolio
  Service Class 2                     1,515,347  11.45      12.14       17,981,068           0.39    1.15    2.30  10.22    11.49
Fidelity VIP Overseas Portfolio
  Service Class 2                     1,326,017   8.13       8.58       11,160,132           1.69    1.15    2.30  12.34    13.64
SST Allocation Balanced Portfolio
  Class 3                            13,496,090  12.54      13.35      175,459,750           1.04    1.15    2.30   7.03     8.27
SST Allocation Growth Portfolio
  Class 3                             7,364,300  12.12      12.97       92,904,095           0.83    1.15    2.30  10.87    12.14
SST Allocation Moderate Growth
  Portfolio Class 3                  37,602,126  12.12      12.93      472,803,134           1.09    1.15    2.30   8.95    10.20
SST Allocation Moderate Portfolio
  Class 3                            16,214,017  12.40      13.23      208,357,309           1.06    1.15    2.30   7.91     9.16
SST Balanced Growth Strategy Class 1    994,109  22.43      22.81       22,672,767           1.92    1.40    1.52   8.22     8.35
SST Balanced Growth Strategy Class 2  4,234,661  21.07      22.38       92,660,424           1.76    1.40    1.95   7.59     8.18
SST Balanced Growth Strategy Class 3  2,599,910  20.13      22.55       56,744,036           1.70    1.15    2.30   4.71     8.35
SST Conservative Growth Strategy
  Class 1                               867,118  21.79      22.16       19,212,401           1.99    1.40    1.52   7.43     7.56
SST Conservative Growth Strategy
  Class 2                             3,309,118  20.62      21.74       70,379,408           1.88    1.40    1.95   6.81     7.40
SST Conservative Growth Strategy
  Class 3                             2,269,065  19.60      21.85       48,361,270           1.83    1.15    2.30   3.92     7.56
SST Diversified Fixed Income
  Portfolio Class 1                     360,341  15.61      16.07        5,790,187           2.18    1.40    1.52   2.93     3.05
SST Diversified Fixed Income
  Portfolio Class 2                   3,395,330  14.46      15.78       51,926,352           1.98    1.40    1.95   2.33     2.90
SST Diversified Fixed Income
  Portfolio Class 3                   2,718,126  14.58      15.85       41,187,114           1.98    1.15    2.30   1.62     3.05
SST SA Columbia Focused Growth
  Portfolio Class 1                     139,786   9.44      10.16        1,419,603           0.00    1.40    1.52   1.71     1.83
SST SA Columbia Focused Growth
  Portfolio Class 2                   3,800,430   9.39       9.98       37,129,175           0.00    1.40    1.95   1.12     1.68
SST SA Columbia Focused Growth
  Portfolio Class 3                   3,504,364   9.42      10.05       34,226,785           0.00    1.15    2.30   1.52     1.83
SST SA Columbia Focused Value
  Portfolio Class 2                   1,016,188  17.53      18.77       18,674,096           0.35    1.40    1.95  12.47    13.09
SST SA Columbia Focused Value
  Portfolio Class 3                     927,118  17.43      18.89       16,950,804           0.28    1.15    2.30  11.96    13.26
SST Growth Strategy Class 1           1,021,777  23.67      24.08       24,601,448           0.86    1.40    1.52   8.34     8.47
SST Growth Strategy Class 2           2,022,330  22.39      23.62       46,757,985           0.73    1.40    1.95   7.72     8.31
SST Growth Strategy Class 3           2,719,588  21.34      23.77       62,921,558           0.66    1.15    2.30   4.88     8.47
SST International Equity Portfolio
  Class 1                               282,848   9.93      10.80        3,048,517           1.51    1.40    1.52  12.95    13.08
SST International Equity Portfolio
  Class 2                             3,049,673  10.02      10.60       31,598,767           1.32    1.40    1.95  12.30    12.91
SST International Equity Portfolio
  Class 3                             2,919,278   9.99      10.67       30,158,546           1.30    1.15    2.30  12.72    13.08
SST Large Cap Growth Portfolio
  Class 1                               337,894  11.19      12.55        4,226,406           0.53    1.40    1.52  10.92    11.05
SST Large Cap Growth Portfolio
  Class 2                             3,426,208  11.58      12.31       41,207,272           0.36    1.40    1.95  10.28    10.88
SST Large Cap Growth Portfolio
  Class 3                             2,458,796  11.52      12.35       29,544,017           0.25    1.15    2.30  10.51    11.05
SST Large Cap Value Portfolio Class
  1                                     242,772  17.42      18.44        4,466,781           1.40    1.40    1.52  17.06    17.20
SST Large Cap Value Portfolio Class
  2                                   2,222,465  16.59      18.10       39,035,475           1.20    1.40    1.95  16.38    17.02
SST Large Cap Value Portfolio Class
  3                                   1,467,772  16.99      18.22       25,687,519           1.10    1.15    2.30  16.28    17.20
SST Mid Cap Growth Portfolio Class 1    162,672  22.27      24.58        3,992,408           0.00    1.40    1.52  11.18    11.31
SST Mid Cap Growth Portfolio Class 2  1,189,284  22.82      24.12       28,014,697           0.00    1.40    1.95  10.54    11.15
SST Mid Cap Growth Portfolio Class 3    988,369  22.70      24.30       23,300,090           0.00    1.15    2.30  10.61    11.31
SST Mid Cap Value Portfolio Class 1     119,413  29.45      30.34        3,620,534           0.60    1.40    1.52  18.02    18.17
SST Mid Cap Value Portfolio Class 2   1,247,277  26.43      29.78       35,749,104           0.43    1.40    1.95  17.34    17.99
SST Mid Cap Value Portfolio Class 3     974,333  27.84      29.92       27,763,908           0.38    1.15    2.30  17.01    18.17
SST Moderate Growth Strategy Class 1  1,060,878  22.99      23.38       24,801,748           1.22    1.40    1.52   8.03     8.16
SST Moderate Growth Strategy Class 2  4,352,631  21.54      22.94       97,503,127           1.09    1.40    1.95   7.41     8.00
SST Moderate Growth Strategy Class 3  4,248,813  20.67      23.10       95,121,445           1.03    1.15    2.30   4.57     8.16
SST Real Return Portfolio Class 3     2,241,308  11.73      12.50       27,117,516           2.60    1.15    2.30   0.19     1.34
SST Small Cap Portfolio Class 1         125,721  14.03      14.80        1,858,713           0.00    1.40    1.52   9.36     9.49
SST Small Cap Portfolio Class 2       1,796,337  13.70      14.52       25,550,010           0.00    1.40    1.95   8.73     9.33
SST Small Cap Portfolio Class 3       1,371,157  13.71      14.59       19,469,376           0.00    1.15    2.30   9.15     9.49
SAST American Funds Global Growth
  Portfolio Class 3                     960,441  12.69      13.53       12,669,808           0.98    1.15    2.30  14.30    15.62
SAST American Funds Growth
  Portfolio Class 3                     542,220  11.70      12.46        6,589,046           0.34    1.15    2.30   9.72    10.99
SAST American Funds Growth-Income
  Portfolio Class 3                     721,608  11.27      12.02        8,453,186           1.22    1.15    2.30  14.94    16.26
T. Rowe Price Blue Chip Growth
  Portfolio Class II                    446,422  11.74      12.40        5,428,805           0.00    1.15    2.30   6.28     7.51
T. Rowe Price Equity Income
  Portfolio Class II                  1,103,245  11.04      11.66       12,574,684           1.72    1.15    2.30  17.08    18.43

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                  April 30, 2012                         For the Year Ended April 30, 2012
                                     ---------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                         ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund Portfolio
  Service Class 2                       909,940   9.62      10.02        8,973,348           0.81    1.15    2.30  -2.00    -0.91
Fidelity VIP Equity-Income
  Portfolio Service Class 2           1,184,331   8.87       9.24       10,773,246           2.36    1.15    2.30  -1.61    -0.46
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2           3,255,830  11.87      12.40       39,728,047           2.89    1.15    2.30   4.41     5.61
Fidelity VIP Mid Cap Portfolio
  Service Class 2                     1,694,452  10.39      10.89       18,105,380           0.02    1.15    2.30  -8.70    -7.66
Fidelity VIP Overseas Portfolio
  Service Class 2                     1,458,510   7.24       7.55       10,843,974           1.26    1.15    2.30 -16.36   -15.37
SST Allocation Balanced Portfolio
  Class 3                            14,471,200  11.72      12.33      174,425,206           1.13    1.15    2.30  -0.54     0.61
SST Allocation Growth Portfolio
  Class 3                             8,876,775  10.93      11.57      100,247,092           0.80    1.15    2.30  -7.12    -6.04
SST Allocation Moderate Growth
  Portfolio Class 3                  41,967,167  11.12      11.74      480,596,436           1.01    1.15    2.30  -4.39    -3.29
SST Allocation Moderate Portfolio
  Class 3                            18,430,053  11.49      12.12      217,795,693           1.00    1.15    2.30  -2.96    -1.84
SST Balanced Growth Strategy Class 1  1,100,362  20.73      21.06       23,163,549           2.30    1.40    1.52   3.12     3.24
SST Balanced Growth Strategy Class 2  4,954,484  19.59      20.69      100,421,278           2.15    1.40    1.95   2.52     3.09
SST Balanced Growth Strategy Class 3  3,115,546  19.22      20.81       63,000,384           2.10    1.15    2.30   0.78     3.24
SST Conservative Growth Strategy
  Class 1                               992,206  20.28      20.60       20,434,106           2.64    1.40    1.52   3.49     3.61
SST Conservative Growth Strategy
  Class 2                             3,965,069  19.31      20.24       78,704,438           2.52    1.40    1.95   2.89     3.46
SST Conservative Growth Strategy
  Class 3                             2,708,055  18.86      20.32       53,879,152           2.44    1.15    2.30   1.09     3.61
SST Diversified Fixed Income
  Portfolio Class 1                     391,639  15.17      15.60        6,105,674           2.55    1.40    1.52   5.60     5.72
SST Diversified Fixed Income
  Portfolio Class 2                   3,923,275  14.13      15.33       58,490,551           2.47    1.40    1.95   4.99     5.56
SST Diversified Fixed Income
  Portfolio Class 3                   3,096,563  14.34      15.38       45,714,545           2.32    1.15    2.30   4.28     5.72
SST SA Columbia Focused Growth
  Portfolio Class 1                     167,912   9.28       9.98        1,673,953           0.13    1.40    1.52  -3.05    -2.94
SST SA Columbia Focused Growth
  Portfolio Class 2                   5,014,614   9.29       9.81       48,297,233           0.09    1.40    1.95  -3.61    -3.08
SST SA Columbia Focused Growth
  Portfolio Class 3                   4,871,618   9.28       9.87       46,860,329           0.07    1.15    2.30  -3.67    -2.94
SST SA Columbia Focused Value
  Portfolio Class 2                   1,295,861  15.59      16.60       21,106,237           1.27    1.40    1.95 -10.61   -10.12
SST SA Columbia Focused Value
  Portfolio Class 3                   1,194,208  15.57      16.68       19,363,148           1.26    1.15    2.30 -11.13    -9.98
SST Growth Strategy Class 1           1,148,927  21.85      22.20       25,497,869           0.98    1.40    1.52   1.63     1.75
SST Growth Strategy Class 2           2,509,594  20.78      21.81       53,720,948           0.86    1.40    1.95   1.04     1.60
SST Growth Strategy Class 3           3,068,999  20.34      21.91       65,712,862           0.80    1.15    2.30  -0.66     1.75
SST International Equity Portfolio
  Class 1                               343,572   8.79       9.55        3,266,745           1.48    1.40    1.52 -13.85   -13.74
SST International Equity Portfolio
  Class 2                             3,724,711   8.92       9.39       34,262,952           1.25    1.40    1.95 -14.34   -13.87
SST International Equity Portfolio
  Class 3                             3,545,304   8.87       9.43       32,511,807           1.23    1.15    2.30 -14.45   -13.74
SST Large Cap Growth Portfolio
  Class 1                               397,835  10.09      11.30        4,466,693           0.46    1.40    1.52   4.45     4.58
SST Large Cap Growth Portfolio
  Class 2                             4,180,611  10.50      11.10       45,444,872           0.29    1.40    1.95   3.85     4.42
SST Large Cap Growth Portfolio
  Class 3                             3,036,580  10.42      11.12       32,983,305           0.22    1.15    2.30   3.22     4.57
SST Large Cap Value Portfolio
  Class 1                               299,567  14.88      15.73        4,701,869           1.47    1.40    1.52  -1.48    -1.37
SST Large Cap Value Portfolio Class
  2                                   2,705,830  14.25      15.47       40,703,391           1.34    1.40    1.95  -2.05    -1.51
SST Large Cap Value Portfolio Class
  3                                   1,864,175  14.61      15.55       27,939,494           1.29    1.15    2.30  -2.38    -1.37
SST Mid Cap Growth Portfolio Class 1    203,074  20.03      22.08        4,465,868           0.00    1.40    1.52  -4.06    -3.95
SST Mid Cap Growth Portfolio Class 2  1,500,029  20.64      21.70       31,878,711           0.00    1.40    1.95  -4.62    -4.09
SST Mid Cap Growth Portfolio Class 3  1,245,343  20.52      21.83       26,482,365           0.00    1.15    2.30  -4.77    -3.95
SST Mid Cap Value Portfolio Class 1     143,121  24.95      25.67        3,669,683           0.58    1.40    1.52  -4.86    -4.74
SST Mid Cap Value Portfolio Class 2   1,497,747  22.53      25.24       36,474,826           0.46    1.40    1.95  -5.40    -4.88
SST Mid Cap Value Portfolio Class 3   1,175,408  23.79      25.32       28,463,669           0.38    1.15    2.30  -5.80    -4.74
SST Moderate Growth Strategy Class 1  1,289,625  21.28      21.62       27,870,952           1.53    1.40    1.52   1.83     1.95
SST Moderate Growth Strategy Class 2  5,402,278  20.05      21.24      112,341,502           1.38    1.40    1.95   1.24     1.80
SST Moderate Growth Strategy Class 3  4,696,566  19.76      21.36       97,675,934           1.32    1.15    2.30  -0.46     1.95
SST Real Return Portfolio Class 3     2,576,433  11.71      12.33       30,899,180           0.00    1.15    2.30   2.42     3.60
SST Small Cap Portfolio Class 1         162,480  12.83      13.51        2,192,398           0.00    1.40    1.52  -5.80    -5.68
SST Small Cap Portfolio Class 2       2,197,424  12.60      13.28       28,642,097           0.00    1.40    1.95  -6.34    -5.83
SST Small Cap Portfolio Class 3       1,722,016  12.56      13.33       22,407,345           0.00    1.15    2.30  -6.36    -5.69
SAST American Funds Global Growth
  Portfolio Class 3                   1,034,490  11.10      11.70       11,848,654           0.81    1.15    2.30  -7.23    -6.15
SAST American Funds Growth
  Portfolio Class 3                     571,462  10.66      11.23        6,281,349           0.33    1.15    2.30  -2.04    -0.90
SAST American Funds Growth-Income
  Portfolio Class 3                     884,703   9.81      10.34        8,947,934           0.97    1.15    2.30  -0.91     0.23
T. Rowe Price Blue Chip Growth
  Portfolio Class II                    461,494  11.04      11.53        5,245,710           0.00    1.15    2.30   8.86    10.16
T. Rowe Price Equity Income
  Portfolio Class II                  1,209,527   9.43       9.84       11,683,720           1.80    1.15    2.30  -1.48    -0.33

(a) Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.
(b) These amounts represent the net asset value before adjustments allocated to the contracts in payout period.
(c) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.
(d) These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.
(e) These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These expenses do not include any expenses assessed through redemption of units. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7. Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 24, 2017, the date the financial statements were issued.

American General Life
Insurance Company

Audited GAAP Financial Statements
At December 31, 2016 and 2015 and for each of the three years ended December 31, 2016

AMERICAN GENERAL LIFE INSURANCE COMPANY

TABLE OF CONTENTS

                                                                           Page
                                                                           ----
CONSOLIDATED FINANCIAL STATEMENTS
Independent Auditor's Report                                                 2
Consolidated Balance Sheet at December 31, 2016 and 2015                     3
Consolidated Statements of Income for each of the years ended
  December 31, 2016, 2015 and 2014                                           4
Consolidated Statements of Comprehensive Income (Loss) for each of the
  years ended December 31, 2016, 2015 and 2014                               5
Consolidated Statements of Equity for each of the years ended
  December 31, 2016, 2015 and 2014                                           6
Consolidated Statements of Cash Flows for each of the years ended
  December 31, 2016, 2015 and 2014                                           7

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.   Basis of Presentation                                                   8
2.   Summary of Significant Accounting Policies                              9
3.   Fair Value Measurements                                                14
4.   Investments                                                            33
5.   Lending Activities                                                     43
6.   Reinsurance                                                            45
7.   Derivatives and Hedge Accounting                                       46
8.   Deferred Policy Acquisition Costs and Deferred Sales Inducements       49
9.   Variable Interest Entities                                             52
10.  Insurance Liabilities                                                  54
11.  Variable Life and Annuity Contracts                                    57
12.  Debt                                                                   59
13.  Commitments and Contingencies                                          60
14.  Equity                                                                 62
15.  Statutory Financial Data and Restrictions                              63
16.  Benefit Plans                                                          64
17.  Income Taxes                                                           64
18.  Related Party Transactions                                             67
19.  Subsequent Events                                                      68

                        Report of Independent Auditors

To the Board of Directors of
American General Life Insurance Company

We have audited the accompanying consolidated financial statements of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income (loss), equity and cash flows for each of the three years in the period ended
December 31, 2016.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 24, 2017

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                                  December 31,
                                                               -----------------
(in millions, except for share data)                             2016     2015
------------------------------------                           -------- --------
Assets:
   Investments:
       Fixed maturity securities:
          Bonds available for sale, at fair value
            (amortized cost: 2016 - $96,184; 2015 -
            $96,119)                                           $100,867 $ 99,086
          Other bond securities, at fair value                    3,047    3,545
       Equity securities:
          Common and preferred stock, available for
            sale, at fair value (cost: 2016 - $10;
            2015 - $15)                                              15       18
          Other common and preferred stock, at fair
            value                                                     4       --
       Mortgage and other loans receivable, net of
         allowance                                               16,458   14,598
       Other invested assets (portion measured at fair
         value: 2016 - $1,508; 2015 - $2,684)                     3,498    5,687
       Short-term investments (portion measured at
         fair value: 2016 - $3,122; 2015 - $1,625)                3,347    1,850
                                                               -------- --------
          Total investments                                     127,236  124,784
   Cash                                                             173      317
   Accrued investment income                                      1,051    1,055
   Amounts due from related parties                               1,097      520
   Premiums and other receivables - net of allowance                789      698
   Reinsurance assets, net of allowance                           1,572    1,665
   Deferred policy acquisition costs                              6,787    6,401
   Current income tax receivable                                     --      121
   Deferred income taxes                                          1,610      445
   Other assets (including restricted cash of $1 in
     2016 and $4 in 2015)                                         2,562    2,186
   Separate account assets, at fair value                        44,174   41,894
                                                               -------- --------
Total assets                                                   $187,051 $180,086
                                                               ======== ========
Liabilities:
   Future policy benefits for life and accident and
     health insurance contracts                                $ 33,112 $ 31,576
   Policyholder contract deposits (portion measured at
     fair value: 2016 - $2,743; 2015 - $2,104)                   78,613   75,642
   Policy claims and benefits payable                               702      685
   Other policyholder funds                                       2,034    2,090
   Current income tax payable                                        71       --
   Notes payable - to affiliates (portion measured at
     fair value: 2016 - $568; 2015 - $474)                        1,259      717
   Notes payable - to third parties                                 220      406
   Amounts due to related parties                                 1,134      792
   Securities lending payable                                     2,142      962
   Other liabilities                                              3,548    3,864
   Separate account liabilities                                  44,174   41,894
                                                               -------- --------
Total liabilities                                               167,009  158,628
                                                               -------- --------
Commitments and contingencies (see Note 13)

American General Life Insurance Company (AGL)
  shareholder's equity:
   Preferred stock, $100 par value; 8,500 shares
     authorized, issued and outstanding                               1        1
   Common stock, $10 par value; 600,000 shares
     authorized, issued and outstanding                               6        6
   Additional paid-in capital                                    16,673   18,546
   Retained earnings (accumulated deficit)                           --      575
   Accumulated other comprehensive income                         3,295    2,333
                                                               -------- --------
Total AGL shareholder's equity                                   19,975   21,461
Noncontrolling interests                                             67       (3)
                                                               -------- --------
Total equity                                                     20,042   21,458
                                                               -------- --------
Total liabilities and equity                                   $187,051 $180,086
                                                               ======== ========

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME

                                                        Years Ended December 31,
                                                       -------------------------
(in millions)                                            2016     2015     2014
-------------                                          -------  -------  -------
Revenues:
   Premiums                                            $ 1,722  $ 2,628  $ 1,666
   Policy fees                                           2,078    2,090    1,985
   Net investment income                                 6,318    6,118    6,925
   Net realized capital losses:
       Total other-than-temporary impairments on
         available-for-sale securities                    (210)    (197)     (81)
       Portion of other-than-temporary
         impairments on available-for-sale fixed
         maturity securities recognized in other
         comprehensive income (loss)                       (17)     (22)     (23)
                                                       -------  -------  -------
       Net other-than-temporary impairments on
         available-for-sale securities recognized
         in net income                                    (227)    (219)    (104)
       Other realized capital (losses) gains              (903)     141       30
                                                       -------  -------  -------
   Total net realized capital losses:                   (1,130)     (78)     (74)
       Other income                                      1,237    2,268    2,580
                                                       -------  -------  -------
Total revenues                                          10,225   13,026   13,082
                                                       -------  -------  -------
Benefits and expenses:
   Policyholder benefits                                 4,644    5,276    4,224
   Interest credited to policyholder account
     balances                                            2,211    2,178    2,234
   Amortization of deferred policy acquisition
     costs                                                 261      787      658
   General operating and other expenses                  2,139    3,087    3,014
   Net (gain) loss on sale of divested businesses         (238)      --       --
                                                       -------  -------  -------
Total benefits and expenses                              9,017   11,328   10,130
                                                       -------  -------  -------
Income before income tax expense                         1,208    1,698    2,952
Income tax expense (benefit):
   Current                                               1,248      549      401
   Deferred                                               (951)    (111)     533
                                                       -------  -------  -------
Income tax expense                                         297      438      934
                                                       -------  -------  -------
Net income                                                 911    1,260    2,018
Less:
Net income attributable to noncontrolling
  interests                                                  1       --       --
                                                       -------  -------  -------
Net income attributable to AGL                         $   910  $ 1,260  $ 2,018
                                                       =======  =======  =======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)


                                                      Years Ended December 31,
                                                      -----------------------
  (in millions)                                        2016     2015    2014
  Net income                                          $  911  $ 1,260  $2,018
                                                      ------  -------  ------
  Other comprehensive income (loss), net of tax
     Change in unrealized appreciation
       (depreciation) of fixed maturity investments
       on which other-than- temporary credit
       impairments were recognized                       (34)    (225)     48
     Change in unrealized appreciation
       (depreciation) of all other investments         1,457   (4,368)  3,900
     Adjustments to deferred policy acquisition
       costs, value of business acquired and
       deferred sales inducements                       (100)     442    (152)
     Change in unrealized insurance loss recognition    (361)     551    (556)
     Change in foreign currency translation
       adjustments                                        --       (2)     (5)
                                                      ------  -------  ------
  Other comprehensive income (loss)                      962   (3,602)  3,235
                                                      ------  -------  ------
  Comprehensive income (loss)                          1,873   (2,342)  5,253
  Comprehensive income attributable to
    noncontrolling interests                               1       --      --
                                                      ------  -------  ------
  Comprehensive income (loss) attributable to AGL     $1,872  $(2,342) $5,253
                                                      ======  =======  ======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY


                                                             Retained    Accumulated  Total AGL
                                                Additional   Earnings       Other      Share-      Non-
                               Preferred Common  Paid-in   (Accumulated Comprehensive holder's  controlling  Total
(in millions)                    Stock   Stock   Capital     Deficit)      Income      Equity    Interests   Equity
-------------                  --------- ------ ---------- ------------ ------------- --------- ----------- -------
Balance, January 1, 2014          $ 1     $ 6    $23,163     $  (252)      $ 2,700     $25,618     $ 164    $25,782
                                  ---     ---    -------     -------       -------     -------     -----    -------
Net income attributable to
 AGL or other noncontrolling
 interests                         --      --         --       2,018            --       2,018        --      2,018
Dividends                          --      --         --      (1,548)           --      (1,548)       --     (1,548)
Other comprehensive income         --      --         --          --         3,235       3,235        --      3,235
Capital contributions from
 Parent                            --      --         58          --            --          58        --         58
Deconsolidation of VIEs            --      --         --          --            --          --      (167)      (167)
Return of capital                  --      --     (4,707)         --            --      (4,707)       --     (4,707)
Other                              --      --         --          --            --          --         3          3
                                  ---     ---    -------     -------       -------     -------     -----    -------
Balance, December 31, 2014        $ 1     $ 6    $18,514     $   218       $ 5,935     $24,674     $  --    $24,674
                                  ===     ===    =======     =======       =======     =======     =====    =======
Net income attributable to
 AGL or other noncontrolling
 interests                         --      --         --       1,260            --       1,260        --      1,260
Dividends                          --      --         --        (903)           --        (903)       --       (903)
Other comprehensive loss           --      --         --          --        (3,602)     (3,602)       --     (3,602)
Capital contributions from
 Parent                            --      --         32          --            --          32        --         32
Other                              --      --         --          --            --          --        (3)        (3)
                                  ---     ---    -------     -------       -------     -------     -----    -------
Balance, December 31, 2015        $ 1     $ 6    $18,546     $   575       $ 2,333     $21,461     $  (3)   $21,458
                                  ===     ===    =======     =======       =======     =======     =====    =======
Net income attributable to
 AGL or other noncontrolling
 interests                         --      --         --         910            --         910         1        911
Dividends                          --      --         --      (1,491)           --      (1,491)       --     (1,491)
Other comprehensive income         --      --         --          --           962         962        --        962
Net increase due to
 acquisitions and
 consolidations                    --      --         --          --            --          --        65         65
Capital contributions from
 Parent                            --      --         12          --            --          12        --         12
Return of capital                  --      --     (1,885)         --            --      (1,885)       --     (1,885)
Deconsolidation of VIEs            --      --         --           6            --           6         3          9
Other                              --      --         --          --            --          --         1          1
                                  ---     ---    -------     -------       -------     -------     -----    -------
Balance, December 31, 2016        $ 1     $ 6    $16,673     $    --       $ 3,295     $19,975     $  67    $20,042
                                  ===     ===    =======     =======       =======     =======     =====    =======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                   Years Ended December 31,
                                                                 ----------------------------
(in millions)                                                      2016      2015      2014
-------------                                                    --------  --------  --------
Cash flows from operating activities:
   Net income                                                    $    911  $  1,260  $  2,018
                                                                 --------  --------  --------
   Adjustments to reconcile net income to net cash provided
     by operating activities:
       Interest credited to policyholder account balances           2,211     2,178     2,234
       Amortization of deferred policy acquisition costs              261       787       658
       Fees charged for policyholder contract deposits             (1,337)   (1,203)   (1,172)
       Net realized capital losses                                  1,130        78        74
       Net (gains) on sale of divested businesses                    (238)       --        --
       Unrealized losses (gains) in earnings, net                     (41)       25      (280)
       Equity in (income) losses of partnerships and other
         invested assets                                               92       (32)     (459)
       Accretion of net premium/discount on investments              (828)     (710)     (760)
       Capitalized interest                                           (71)      (59)      (82)
       Provision for deferred income taxes                           (951)     (111)      533
   Changes in operating assets and liabilities:
       Accrued investment income                                        4       (13)       32
       Amounts due to/from related parties                           (236)       62       473
       Reinsurance assets                                              93       (49)       58
       Deferred policy acquisition costs                             (805)     (983)     (875)
       Current income tax receivable/payable                        1,201       448       200
       Future policy benefits and other policyholder funds            932     1,193       675
       Other, net                                                    (223)     (220)       64
                                                                 --------  --------  --------
   Total adjustments                                                1,194     1,391     1,373
                                                                 --------  --------  --------
Net cash provided by operating activities                           2,105     2,651     3,391
                                                                 ========  ========  ========
Cash flows from investing activities:
Proceeds from (payments for)
   Sales or distribution of:
       Available-for-sale investments                               8,353     7,514     5,852
       Other investments, excluding short-term investments          2,796     2,670     1,310
       Divested businesses, net                                       238        --        --
   Redemption and maturities of fixed maturity securities
     available for sale                                             8,831     7,837     7,833
   Principal payments received on sales and maturities of
     mortgage and other loans receivable                            2,892     2,094     1,747
   Redemption and maturities of other investments,
     excluding short-term investments                                 230       196       178
   Purchases of:
       Available-for-sale investments                             (19,834)  (17,431)  (13,290)
       Mortgage and other loans receivable                         (5,100)   (4,932)   (3,572)
       Other investments, excluding short-term investments           (607)   (2,442)     (930)
   Net change in restricted cash                                        3       392      (213)
   Net change in short-term investments                            (1,497)     (469)    2,515
   Other, net                                                      (1,075)     (179)       46
                                                                 --------  --------  --------
Net cash provided by (used in) investing activities                (4,770)   (4,750)    1,476
                                                                 ========  ========  ========
Cash flows from financing activities:
   Policyholder contract deposits                                  10,529    10,208     9,524
   Policyholder contract withdrawals                               (7,478)   (7,112)   (7,006)
   Net exchanges to/from separate accounts                           (870)   (1,239)   (1,525)
   Change in repurchase agreements                                     18       281       225
   Repayment of notes payable                                        (286)     (221)       --
   Issuance of notes payable                                          603       100       494
   Change in securities lending payable                             1,180       962    (2,514)
   Change in cash overdrafts                                           45        --        --
   Dividends and return of capital paid to Parent Company,
     net of cash contributions                                     (1,220)     (824)   (4,017)
   Other, net                                                          --        (2)       21
                                                                 --------  --------  --------
Net cash provided by (used in) financing activities                 2,521     2,153    (4,798)
                                                                 ========  ========  ========
Net increase (decrease) in cash                                      (144)       54        69
Cash at beginning of year                                             317       263       194
                                                                 --------  --------  --------
Cash at end of year                                              $    173  $    317  $    263
                                                                 ========  ========  ========
Supplementary Disclosure of Consolidated Cash Flow
  Information
Cash paid during the period for:
   Interest                                                      $      7  $      9  $      7
   Taxes                                                               42        91       194
Non-cash investing/financing activities:
   Sales inducements credited to policyholder contract
     deposits                                                          12        13        20
   Non-cash dividends                                               2,156       237     2,238
   Settlement of non-cash dividends payable                            --     1,292        --
   Non-cash contributions from Parent                                  12        32        58
                                                                 ========  ========  ========

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

American General Life Insurance Company, including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). Unless the context indicates otherwise, the terms "AGL," "the Company," "we," "us" or "our" mean American General Life Insurance Company and its consolidated entities, and the term "AIG Parent" means American International Group, Inc. and not any of AIG Parent's consolidated subsidiaries.

We are a leading provider of individual term and universal life insurance solutions to middle-income and high net worth customers, as well as a leading provider of fixed and variable annuities. Our primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, structured settlements, corporate and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts (GICs) and funding agreements, stable value wrap products and group benefits. We distribute our products through independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants, and direct-to-consumer through AIG Direct. We also provide support services to certain affiliated insurance companies through our subsidiaries, AIG Enterprise Services LLC (AIGES) and SunAmerica Asset Management LLC (SAAMCo).

SAAMCo and its wholly owned distributor, AIG Capital Services, Inc. (AIGCS), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. (SFS), represent our asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds and variable subaccounts offered within our variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

In May 2016, we sold AIG Advisor Group, our network of independent broker-dealers, to investment funds affiliated with Lightyear Capital LLC and PSP Investments. Our consolidated Balance Sheet at December 31, 2015 reflected the assets and liabilities of AIG Advisor Group, which included $69 million of receivables, $286 million of other assets, $56 million of cash, $45 million of invested assets, $17 million of deferred income tax assets and $104 million of other liabilities. Our consolidated Statements of Income included total revenues and expenses of AIG Advisor Group of $477 million and $193 million, respectively, in 2016 and total revenues and expenses of $1.4 billion and $1.3 billion, respectively, in both 2015 and 2014.

Our operations are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of our insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. We are exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. We control our exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of our assets and liabilities, monitoring and limiting prepayments and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. We are also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect our exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). All significant intercompany accounts and transactions have been eliminated. Certain prior period items have been reclassified to conform to the current period's presentation.

The consolidated financial statements include the accounts of the Company, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights and voting interests), and variable interest entities (VIEs) of which we are the primary beneficiary. Equity investments in entities that we do not consolidate, including corporate

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

entities in which we have significant influence, and partnership and partnership-like entities in which we have more than minor influence over the operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:

..   income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

..   reinsurance assets;

..   valuation of future policy benefit liabilities and timing and extent of loss recognition;

..   valuation of liabilities for guaranteed benefit features of variable annuity products;

..   estimated gross profits (EGP) to value deferred policy acquisition costs
    (DAC) for investment-oriented products;

..   impairment charges, including other-than-temporary impairments on available-for-sale securities and impairment on other invested assets;

..   liability for legal contingencies; and

..   fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our consolidated financial condition, results of operations and cash flows could be materially affected.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following table identifies our significant accounting policies presented in other Notes to these Consolidated Financial Statements, with a reference to the Note where a detailed description can be found:

Note 3.  Fair Value Measurements
             .  Short-term investments
Note 4.  Investments
             .  Fixed maturity and equity
                securities
             .  Other invested assets
             .  Net investment income
             .  Net realized capital gains
                (losses)
             .  Other-than-temporary
                impairments
Note 5.  Lending Activities
             .  Mortgage and other loans
                receivable - net of allowance
Note 6.  Reinsurance
             .  Reinsurance assets, net of
                allowance
Note 7.  Derivatives and Hedge Accounting
             .  Derivative assets and
                liabilities, at fair value
Note 8.  Deferred Policy Acquisition Costs and
         Deferred Sales Inducements
             .  Deferred policy acquisition
                costs
             .  Amortization of deferred
                policy acquisition costs
             .  Deferred sales inducements

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Note 9.   Variable Interest Entities
Note 10.  Insurance Liabilities
              .  Future policy benefits
              .  Policyholder contract deposits
              .  Other policyholder funds
Note 11.  Variable Life and Annuity Contracts
Note 12.  Debt
              .  Long-term debt
Note 13.  Commitments and Contingencies
              .  Legal contingencies
Note 17.  Income Taxes

Other significant accounting policies

Premiums for long-duration life insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in policyholder benefits in the Consolidated Statements of Income.

Premiums on accident and health policies are earned primarily on a pro rata basis over the term of the related coverage. The reserves for unearned premiums include the portion of premiums written relating to the unexpired terms of coverage.

Reinsurance premiums ceded are recognized as a reduction in revenues over the period the reinsurance coverage is provided in proportion to the risks to which the premiums relate.

Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for the cost of insurance or mortality and expense charges, policy administration charges, surrender charges and amortization of unearned revenue reserves. Policy fees are recognized as revenues in the period in which they are assessed against policyholders, unless the fees are designed to compensate us for services to be provided in the future. Fees deferred as unearned revenue are amortized in relation to the incidence of EGP to be realized over the estimated lives of the contracts, similar to DAC.

Other income primarily includes advisory fees and commissions from the broker dealer business, ceded commission and expense allowances and income from legal settlements.

Cash represents cash on hand and non-interest bearing demand deposits.

Short-term investments consist of interest-bearing cash equivalents, time deposits, securities purchased under agreements to resell, and investments, such as commercial paper, with original maturities within one year from the date of purchase.

Premiums and other receivables - net of allowance include premium balances receivable, amounts due from agents and brokers and policyholders, and other receivables.

Other assets consist of prepaid expenses, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs, deferred sales inducements, restricted cash and freestanding derivative assets.

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise from any of our other businesses. The liabilities for these accounts are equal to the account assets. Separate accounts may also include deposits for funds held under stable value wrap funding agreements, although the majority of stable value wrap sales are measured based on the notional amount included in assets under management and do not include the receipt of funds. For a more detailed discussion of separate accounts, see Note 11.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Other liabilities include other funds on deposit, other payables, securities sold under agreements to repurchase and freestanding derivative liabilities.

Accounting Standards Adopted During 2016

Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity

In August 2014, the Financial Accounting Standards Board (FASB) issued an accounting standard that allows a reporting entity to measure the financial assets and financial liabilities of a qualifying consolidated collateralized financing entity using the fair value of either its financial assets or financial liabilities, whichever is more observable.

We adopted the standard retrospectively on its required effective date of January 1, 2016. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Amendments to the Consolidation Analysis

In February 2015, the FASB issued an accounting standard that affects reporting entities that are required to evaluate whether they should consolidate certain legal entities. Specifically, the amendments modify the evaluation of whether limited partnerships and similar legal entities are variable interest entities
(VIEs) or voting interest entities; eliminate the presumption that a general partner should consolidate a limited partnership; affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships; and provide a scope exception from consolidation guidance for reporting entities with interests in legal entities that are required to comply with or operate in accordance with requirements that are similar to those in Rule 2a-7 of the Investment Company Act of 1940 for registered money market funds.

We adopted the standard prospectively on its required effective date of January 1, 2016. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Simplifying the Presentation of Debt Issuance Costs

In April 2015, the FASB issued an accounting standard that amends the guidance for debt issuance costs by requiring such costs to be presented as a deduction to the corresponding debt liability, rather than as an asset, and for the amortization of such costs to be reported as interest expense. The amendments are intended to simplify the presentation of debt issuance costs and make it consistent with the presentation of debt discounts or premiums. The amendments, however, do not change the recognition and measurement guidance applicable to debt issuance costs.

We adopted the standard retrospectively on its required effective date of January 1, 2016. Because the new standard did not affect accounting recognition or measurement of debt issuance costs, the adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)

In May 2015, the FASB amended the standard on fair value disclosures for investments for which fair value is measured using the net asset value (NAV) per share (or its equivalent) as a practical expedient. The amendments in this update remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. In addition, the amendment removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share as a practical expedient.

We adopted the standard retrospectively on its required effective date of January 1, 2016. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Disclosures of Uncertainties about an Entity's Ability to Continue as a Going Concern

In August 2014, the FASB issued an accounting standard that requires management to evaluate and disclose if there are conditions or events that raise substantial doubt about an entity's ability to continue as a going concern even if the entity's liquidation is not imminent. In those situations, financial statements should continue to be prepared under the going concern basis of accounting, but this new standard requires an evaluation to determine whether to disclose information about the relevant conditions and events. Currently under U.S. GAAP there is no guidance about management's responsibility under this standard. U.S. auditing standards and federal securities law require that an auditor evaluate whether there is substantial doubt about an entity's ability to continue as a going concern for a reasonable period of time not to exceed one year beyond the date of the financial statements being audited.

We adopted the standard on its required effective date of December 31, 2016. The adoption of this standard did not have an effect on our consolidated financial condition, results of operations or cash flows.

Future Application of Accounting Standards

Revenue Recognition

In May 2014, the FASB issued an accounting standard that supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and certain other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities.

The standard is effective on January 1, 2018 and may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. Early adoption is permitted as of January 1, 2017, including interim periods. We are currently evaluating the impact to our revenue sources that are in scope of the standard. However, as the majority of our revenue sources are not in scope of the standard, we do not expect the adoption of the standard to have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued an accounting standard that will require equity investments that do not follow the equity method of accounting or are not subject to consolidation to be measured at fair value with changes in fair value recognized in earnings, while financial liabilities for which fair value option accounting has been elected, changes in fair value due to instrument-specific credit risk will be presented separately in other comprehensive income. The standard allows the election to record equity investments without readily determinable fair values at cost, less impairment, adjusted for subsequent observable price changes with changes in the carrying value of the equity investments recorded in earnings. The standard also updates certain fair value disclosure requirements for financial instruments carried at amortized cost.

The standard is effective on January 1, 2018, with early adoption of certain provisions permitted. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows.

Leases

In February 2016, the FASB issued an accounting standard that will require lessees with lease terms of more than 12 months to recognize a right of use asset and a corresponding lease liability on their balance sheets. For income statement purposes, the FASB retained a dual model, requiring leases to be classified as either operating leases or finance leases.

The standard is effective on January 1, 2019, with early adoption permitted using a modified retrospective approach. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows. We are currently quantifying the expected gross up of our balance sheet for a right to use asset and a lease liability as required by the standard.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Derivative Contract Novations

In March 2016, the FASB issued an accounting standard that clarifies that a change in the counterparty (novation) to a derivative instrument that has been designated as a hedging instrument does not, in and of itself, require de-designation of that hedging relationship provided that all other hedge accounting criteria continue to be met.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the adoption of the standard will have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Contingent Put and Call Options in Debt Instruments

In March 2016, the FASB issued an accounting standard that clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. The standard requires an evaluation of embedded call (put) options solely on a four-step decision sequence that requires an entity to consider whether (1) the amount paid upon settlement is adjusted based on changes in an index, (2) the amount paid upon settlement is indexed to an underlying other than interest rates or credit risk, (3) the debt involves a substantial premium or discount and (4) the put or call option is contingently exercisable.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the adoption of the standard will have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Simplifying the Transition to the Equity Method of Accounting

In March 2016, the FASB issued an accounting standard that eliminates the requirement that when an investment qualifies for use of the equity method as a result of an increase in the level of ownership interest or degree of influence, an investor must adjust the investment, results of operations, and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods during which the investment had been held.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the adoption of the standard will have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Financial Instruments - Credit Losses

In June 2016, the FASB issued an accounting standard that will change how entities account for credit losses for most financial assets. The standard will replace the existing incurred loss impairment model with a new "current expected credit loss model" and will apply to financial assets subject to credit losses, those measured at amortized cost and certain off-balance sheet credit exposures. The impairment for available-for-sale debt securities will be measured in a similar manner, except that losses will be recognized as allowances rather than reductions in the amortized cost of the securities. The standard will also require additional information to be disclosed in the footnotes.

The standard is effective on January 1, 2020, with early adoption permitted on January 1, 2019. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows, but we expect an increase in our allowances for credit losses. The amount of the increase will be impacted by our portfolio composition and quality at the adoption date as well as economic conditions and forecasts at that time.

Classification of Certain Cash Receipts and Cash Payments

In August 2016, the FASB issued an accounting standard that addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The amendments provide clarity on the treatment of eight specifically defined types of cash inflows and outflows. The standard is effective on January 1, 2018, with early adoption permitted as long as all amendments are included in the same period.

The standard addresses presentation in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition or results of operations.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Intra-Entity Transfers of Assets Other than Inventory

In October 2016, the FASB issued an accounting standard that will require an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when the asset is sold to a third party.

The standard is effective on January 1, 2018, with early adoption permitted. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows.

Interest Held through Related Parties that are under Common Control

In October 2016, the FASB issued an accounting standard that amends the consolidation analysis for a reporting entity that is the single decision maker of a VIE. The new guidance will require the decision maker's evaluation of its interests held through related parties that are under common control on a proportionate basis (rather than in their entirety) when determining whether it is the primary beneficiary of that VIE. The amendment does not change the characteristics of a primary beneficiary.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the impact of the standard to have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Restricted Cash

In November 2016, the FASB issued an accounting standard that provides guidance on the presentation of restricted cash in the Statement of Cash Flows. Entities will be required to explain the changes during a reporting period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents in the statement of cash flows.

The standard is effective on January 1, 2018, with early adoption permitted. The standard addresses presentation of restricted cash in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition or results of operations.

Clarifying the Definition of a Business

In January 2017, the FASB issued an accounting standard that changes the definition of a business to assist entities with evaluating when a set of transferred assets and activities is a business. The new standard will require an entity to evaluate if substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar assets; if so, the set of transferred assets and activities is not a business. At a minimum, a set must include an input and a substantive process that together significantly contribute to the ability to create output.

The standard is effective on January 1, 2018, with early adoption permitted. We are assessing the impact of early-adopting the standard on our reported consolidated financial condition, results of operations and cash flows. Because the standard requires prospective adoption, the impact is dependent on future acquisitions and dispositions.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

We carry certain of our financial instruments at fair value. We define the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. We maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the Consolidated Balance Sheets are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

..   Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels discussed above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Valuation Methodologies of Financial Instruments Measured at Fair Value

Incorporation of Credit Risk in Fair Value Measurements

Our Own Credit Risk. Fair value measurements for certain derivative liabilities incorporate our own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to us at the balance sheet date by reference to observable AIG credit default swap (CDS) or cash bond spreads. We calculate the effect of credit spread changes using discounted cash flow techniques that incorporate current market interest rates. A derivative counterparty's net credit exposure to us is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with us, as well as collateral we post with the counterparty at the balance sheet date. For a description of how we incorporate our own credit risk in the valuation of embedded derivatives related to certain annuity and life insurance products, see Embedded Derivatives within Policyholder Contract Deposits, below.

Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for us to protect against our net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. Our net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

For fair values measured based on internal models, the cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to us by an independent third party. We utilize an interest rate based on the benchmark London Interbank Offered Rate (LIBOR) curve to derive our discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, we believe this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets.

We employ independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments, based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation service providers are reviewed and understood by management, through periodic discussion with and information provided by the independent third-party valuation service providers. In addition, as discussed further below, control processes are applied to the fair values received from independent third-party valuation service providers to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of market-accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions for comparable securities, benchmark yields, interest rate yield curves, credit spreads, prepayment rates, default rates, recovery assumptions, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

We have control processes designed to ensure that the fair values received from independent third-party valuation service providers are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. We assess the reasonableness of individual security values received from independent third-party valuation service providers through various analytical techniques, and have procedures to escalate related questions internally and to the independent third-party valuation service providers for resolution. To assess the degree of pricing consensus among various valuation service providers for specific asset types, we conduct comparisons of prices received from available sources. We use these comparisons to establish a hierarchy for the fair values received from independent third-party valuation service providers to be used for particular security classes. We also validate prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


When our independent third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing market accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies and defaults, loss severity assumptions, prepayments, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from independent third-party valuation service providers, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations reflect illiquidity and non-transferability, based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including residential mortgage backed securities (RMBS), commercial mortgage backed securities (CMBS), collateralized debt obligations (CDO), other asset-backed securities (ABS) and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchange or dealer markets.

Mortgage and Other Loans Receivable

We estimate the fair value of mortgage and other loans receivable that are measured at fair value by using dealer quotations, discounted cash flow analyses and/or internal valuation models. The determination of fair value considers inputs such as interest rate, maturity, the borrower's creditworthiness, collateral, subordination, guarantees, past-due status, yield curves, credit curves, prepayment rates, market pricing for comparable loans and other relevant factors.

Other Invested Assets

We initially estimate the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, we generally obtain the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. We consider observable market data and perform certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments, other financing transactions of the issuer and other available financial information for the issuer, with adjustments made to reflect illiquidity as appropriate.

Short-term Investments

For short-term investments that are measured at amortized cost, the carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk. Securities purchased under agreements to resell (reverse repurchase agreements) are generally treated as collateralized receivables. We report certain receivables arising from securities purchased under agreements to resell as Short-term investments in the Consolidated Balance Sheets. When these receivables are measured at fair value, we use market-observable interest rates to determine fair value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). We generally value exchange-traded derivatives such as futures and options using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. We generally use similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. We will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, independent third-party valuation service providers and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Derivatives within Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded derivatives that we bifurcate from the host contracts and account for separately at fair value, with changes in fair value recognized in earnings. These embedded derivatives are classified within Policyholder contract deposits. We have concluded these contracts contain either (i) a written option that guarantees a minimum accumulation value at maturity, (ii) a written option that guarantees annual withdrawals regardless of underlying market performance for a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives and must be bifurcated.

The fair value of embedded derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These discounted cash flow projections primarily include benefits and related fees assessed, when applicable. In some instances, the projected cash flows from fees may exceed projected cash flows related to benefit payments and therefore, at a point in time, the carrying value of the embedded derivative may be in a net asset position. The projected cash flows incorporate best estimate assumptions for policyholder behavior (including mortality, lapses, withdrawals and benefit utilization), along with an explicit risk margin to reflect a market participant's estimates of projected cash flows and policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on our historical experience.

Because of the dynamic and complex nature of the projected cash flows with respect to embedded derivatives in our variable annuity contracts, risk neutral valuations are used, which are calibrated to observable interest rate and equity option prices. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, credit spreads, correlations of certain market variables, fund performance, discount rates and policyholder behavior. The portion of fees attributable to the fair value of expected benefit payments are included within the fair value measurement of these embedded derivatives, and related fees are classified in net realized capital gains (losses) as earned, consistent with other changes in the fair value of these embedded policy

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

derivatives. Any portion of the fees not attributed to the embedded derivatives are excluded from the fair value measurement and classified in policy fees as earned.

With respect to embedded derivatives in our equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and our ability to adjust the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions.

Projected cash flows are discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (for example, LIBOR) leg of a related tenor. We also incorporate our own risk of non-performance in the valuation of the embedded derivatives associated with variable annuity and equity-indexed annuity and life contracts. The non-performance risk adjustment reflects a market participant's view of our claims-paying ability by incorporating an additional spread to the swap curve used to discount projected benefit cash flows in the valuation of these embedded derivatives. The non-performance risk adjustment is calculated by constructing forward rates based on a weighted average of observable corporate credit indices to approximate our claims-paying ability rating.

Notes Payable

Certain VIEs that we consolidate have each elected the fair value option for certain tranches of their structured securities, which are included in notes payable - to affiliates. The fair value of the structured securities is determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows are discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads are adjusted to include a spread premium to compensate for the complexity and perceived illiquidity of the structured securities. The spread premiums were derived on the respective issuance dates of the structured securities, with reference to the issuance spread on tranches of structured securities issued by the same entities that were purchased by independent, non-affiliated third parties.

Other Liabilities

Other liabilities measured at fair value include certain securities sold under agreements to repurchase and certain securities sold but not yet purchased. Liabilities arising from securities sold under agreements to repurchase are generally treated as collateralized borrowings. We estimate the fair value of liabilities arising under these agreements by using market-observable interest rates. This methodology considers such factors as the coupon rate, yield curves and other relevant factors. Fair values for securities sold but not yet purchased are based on current market prices.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis, and indicates the level of the fair value measurement based on the observability of the inputs used:

December 31, 2016                                                                Counterparty    Cash
(in millions)                                            Level 1 Level 2 Level 3   Netting*   Collateral   Total
-----------------                                        ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities     $    -- $   335 $    --    $  --       $  --    $    335
   Obligations of states, municipalities and political
     subdivisions                                             --   2,474     995       --          --       3,469
   Non-U.S. governments                                       --   2,619      --       --          --       2,619
   Corporate debt                                             --  67,419     546       --          --      67,965
   RMBS                                                       --   7,187   7,027       --          --      14,214
   CMBS                                                       --   4,288     793       --          --       5,081
   CDO/ABS                                                    --   2,116   5,068       --          --       7,184
                                                         ------- ------- -------    -----       -----    --------
Total bonds available for sale                                --  86,438  14,429       --          --     100,867
                                                         ------- ------- -------    -----       -----    --------
Other bond securities:
   Non-U.S. governments                                       --      41      --       --          --          41
   Corporate debt                                             --   1,421      --       --          --       1,421
   RMBS                                                       --      33     324       --          --         357
   CMBS                                                       --     164      17       --          --         181
   CDO/ABS                                                    --      22   1,025       --          --       1,047
                                                         ------- ------- -------    -----       -----    --------
Total other bond securities                                   --   1,681   1,366       --          --       3,047
                                                         ------- ------- -------    -----       -----    --------
Equity securities available for sale:
   Common stock                                                3      --      --       --          --           3
   Preferred stock                                            11      --      --       --          --          11
   Mutual funds                                                1      --      --       --          --           1
                                                         ------- ------- -------    -----       -----    --------
Total equity securities available for sale                    15      --      --       --          --          15
                                                         ------- ------- -------    -----       -----    --------
Other common and preferred stock                               4      --      --       --          --           4
Other invested assets/(a)/                                    --      --      28       --          --          28
Short-term investments                                       656   2,466      --       --          --       3,122
Other assets - Investment in AIG                               7      --      --       --          --           7
Derivative assets:
   Interest rate contracts                                    --     517      --       --          --         517
   Foreign exchange contracts                                 --     601      --       --          --         601
   Equity contracts                                          167      41      55       --          --         263
   Other contracts                                            --      --      14       --          --          14
   Counterparty netting and cash collateral                   --      --      --     (762)        (46)       (808)
                                                         ------- ------- -------    -----       -----    --------
Total derivative assets                                      167   1,159      69     (762)        (46)        587
                                                         ------- ------- -------    -----       -----    --------
Separate account assets                                   42,152   2,022      --       --          --      44,174
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $43,001 $93,766 $15,892    $(762)      $ (46)   $151,851
                                                         ======= ======= =======    =====       =====    ========
Liabilities:
Policyholder contract deposits                           $    -- $    95 $ 2,648    $  --       $  --    $  2,743
Notes payable - to affiliates                                 --      --     568       --          --         568
Derivative liabilities:
   Interest rate contracts                                    --   1,547      --       --          --       1,547
   Foreign exchange contracts                                 --     333      --       --          --         333
   Equity contracts                                           12      --      --       --          --          12
   Other contracts                                            --      --       5       --          --           5
   Counterparty netting and cash collateral                   --      --      --     (762)       (852)     (1,614)
                                                         ------- ------- -------    -----       -----    --------
Total derivative liabilities                                  12   1,880       5     (762)       (852)        283
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $    12 $ 1,975 $ 3,221    $(762)      $(852)   $  3,594
                                                         ======= ======= =======    =====       =====    ========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2015                                                                Counterparty    Cash
(in millions)                                            Level 1 Level 2 Level 3   Netting*   Collateral   Total
-----------------                                        ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities     $    -- $   376 $    --    $  --       $  --    $    376
   Obligations of states, municipalities and political
     subdivisions                                             --   2,320     993       --          --       3,313
   Non-U.S. governments                                       --   2,637      --       --          --       2,637
   Corporate debt                                             --  66,236     733       --          --      66,969
   RMBS                                                       --   7,439   7,233       --          --      14,672
   CMBS                                                       --   3,704   1,194       --          --       4,898
   CDO/ABS                                                    --   2,070   4,151       --          --       6,221
                                                         ------- ------- -------    -----       -----    --------
Total bonds available for sale                                --  84,782  14,304       --          --      99,086
                                                         ------- ------- -------    -----       -----    --------
Other bond securities:
   Non-U.S. governments                                       --      39      --       --          --          39
   Corporate debt                                             --   1,375      --       --          --       1,375
   RMBS                                                       --     134     727       --          --         861
   CMBS                                                       --     133      60       --          --         193
   CDO/ABS                                                    --      31   1,046       --          --       1,077
                                                         ------- ------- -------    -----       -----    --------
Total other bond securities                                   --   1,712   1,833       --          --       3,545
                                                         ------- ------- -------    -----       -----    --------
Equity securities available for sale:
   Common stock                                                3      --      --       --          --           3
   Preferred stock                                            15      --      --       --          --          15
                                                         ------- ------- -------    -----       -----    --------
Total equity securities available for sale                    18      --      --       --          --          18
                                                         ------- ------- -------    -----       -----    --------
Other invested assets/(a)/                                     2      --      30       --          --          32
Short-term investments                                       503   1,122      --       --          --       1,625
Other assets - Investment in AIG                               7      --      --       --          --           7
Derivative assets:
   Interest rate contracts                                    --     908      --       --          --         908
   Foreign exchange contracts                                 --     418      --       --          --         418
   Equity contracts                                           50      24      53       --          --         127
   Other contracts                                            --      --      13       --          --          13
   Counterparty netting and cash collateral                   --      --      --     (273)       (298)       (571)
                                                         ------- ------- -------    -----       -----    --------
Total derivative assets                                       50   1,350      66     (273)       (298)        895
                                                         ------- ------- -------    -----       -----    --------
Separate account assets                                   39,773   2,121      --       --          --      41,894
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $40,353 $91,087 $16,233    $(273)      $(298)   $147,102
                                                         ======= ======= =======    =====       =====    ========
Liabilities:
Policyholder contract deposits                           $    -- $   109 $ 1,995    $  --       $  --    $  2,104
Notes payable - to affiliates                                 --      --     474       --          --         474
Derivative liabilities:
   Interest rate contracts                                    --     267      --       --          --         267
   Foreign exchange contracts                                 --     397      --       --          --         397
   Other contracts                                            --      --       8       --          --           8
   Counterparty netting and cash collateral                   --      --      --     (273)        (36)       (309)
                                                         ------- ------- -------    -----       -----    --------
Total derivative liabilities                                  --     664       8     (273)        (36)        363
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $    -- $   773 $ 2,477    $(273)      $ (36)   $  2,941
                                                         ======= ======= =======    =====       =====    ========

(a)Excludes investments that are measured at fair value using the NAV per share (or its equivalent), which totaled $1,481 million and $2,652 million as of December 31, 2016 and December 31, 2015, respectively.

* Represents netting of derivative exposures covered by qualifying master netting agreements.

Transfers of Level 1 and Level 2 Assets and Liabilities

Our policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. In 2016, we had no significant transfers from Level 2 to Level 1 and transferred $1 million of securities issued by the U.S. government and government-sponsored entities from Level 1 to Level 2. We had no significant transfers between Level 1 and Level 2 during 2015.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during the years ended December 31, 2016 and 2015 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the Consolidated Balance Sheets at December 31, 2016 and 2015:

                                                   Net                                                               Changes in
                                                Realized                                                             Unrealized
                                                   and                    Purchases,                               Gains (Losses)
                                               Unrealized                   Sales,                                  Included in
                                                  Gains                   Issuances                         Fair     Income on
                                    Fair Value  (Losses)       Other         and        Gross     Gross    Value    Instruments
                                    Beginning  Included in Comprehensive Settlements, Transfers Transfers  End of  Held at End of
(in millions)                        of Year     Income    Income (Loss)     Net         In        Out      Year        Year
-------------                       ---------- ----------- ------------- ------------ --------- --------- -------  --------------
December 31, 2016
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and political
     subdivisions                    $   993      $  (1)       $  21        $ 101       $ --     $  (119) $   995       $ --
   Corporate debt                        733         (7)         (10)         (56)       337        (451)     546         --
   RMBS                                7,233        398           55         (662)        19         (16)   7,027         --
   CMBS                                1,194         58          (84)          (1)        14        (388)     793         --
   CDO/ABS                             4,151         96          (55)         870         11          (5)   5,068         --
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total bonds available for sale        14,304        544          (73)         252        381        (979)  14,429         --
                                     -------      -----        -----        -----       ----     -------  -------       ----
Other bond securities:
   U.S government and government
   Obligations of states,
     municipalities
   RMBS                                  727         35           --         (439)         1          --      324         (3)
   CMBS                                   60         --           --           (4)         7         (46)      17         (1)
   CDO/ABS                             1,046         46           --          (67)        --          --    1,025         17
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total other bond securities            1,833         81           --         (510)         8         (46)   1,366         13
                                     -------      -----        -----        -----       ----     -------  -------       ----
Equity securities available for
  sale:
Other invested assets                     30         (2)          (6)          15         --          (9)      28         (2)
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total                                $16,167      $ 623        $ (79)       $(243)      $389     $(1,034) $15,823       $ 11
                                     =======      =====        =====        =====       ====     =======  =======       ====
Liabilities:
Policyholder contract deposits       $(1,995)     $(415)       $  --        $(238)      $ --     $    --  $(2,648)      $ --
Notes payable - to affiliates           (474)      (108)          --           14         --          --     (568)        --
Derivatives assets, net*
   Equity contracts                       53          7           --           (5)        --          --       55         60
   Other contracts                         5         71           --          (67)        --          --        9         76
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total derivatives assets, net*            58         78           --          (72)        --          --       64        136
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total                                $(2,411)     $(445)       $  --        $(296)      $ --     $    --  $(3,152)      $136
                                     =======      =====        =====        =====       ====     =======  =======       ====
December 31, 2015
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and political
     subdivisions                    $   951      $  (1)       $ (78)       $ 191       $ --     $   (70) $   993       $ --
   Corporate debt                        959         10          (59)         (94)       735        (818)     733         --
   RMBS                                7,240        443         (206)        (244)        --          --    7,233         --
   CMBS                                1,294         68          (79)          45         --        (134)   1,194         --
   CDO/ABS                             3,575         84          (82)         593          7         (26)   4,151         --
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total bonds available for sale        14,019        604         (504)         491        742      (1,048)  14,304         --
                                     -------      -----        -----        -----       ----     -------  -------       ----
Other bond securities:
   RMBS                                  275         20           --          432         --          --      727         10
   CMBS                                   48         (1)          --            9          4          --       60         (1)
   CDO/ABS                             1,231        (24)          --         (161)        --          --    1,046        (55)
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total other bond securities            1,554         (5)          --          280          4          --    1,833        (46)
                                     -------      -----        -----        -----       ----     -------  -------       ----
   Common stock                            1         --           --           (1)        --          --       --         --
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total equity securities available
  for sale                                 1         --           --           (1)        --          --       --         --
                                     -------      -----        -----        -----       ----     -------  -------       ----
Other invested assets                     84         (5)         (52)           3         --          --       30         --
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total                                $15,658      $ 594        $(556)       $ 773       $746     $(1,048) $16,167       $(46)
                                     =======      =====        =====        =====       ====     =======  =======       ====
Liabilities:
Policyholder contract deposits       $(1,226)     $(336)       $  --        $(433)      $ --     $    --  $(1,995)      $ --
Notes payable - to affiliates           (514)        18           --           22         --          --     (474)        --
Derivatives assets, net*
   Equity contracts                       51         (5)          --            7         --          --       53          6
   Other contracts                         6         68           --          (69)        --          --        5         11
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total derivatives assets, net*            57         63           --          (62)        --          --       58         17
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total                                $(1,683)     $(255)       $  --        $(473)      $ --     $    --  $(2,411)      $ 17
                                     =======      =====        =====        =====       ====     =======  =======       ====

* Total Level 3 derivative exposures have been netted in these tables for presentation purposes only.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses included in income related to Level 3 assets and liabilities shown above were reported in the Consolidated Statements of Income as follows:

                                               Net     Net Realized
                                     Policy Investment Capital Gains
 (in millions)                        Fees    Income     (Losses)        Total
 -------------                       ------ ---------- -------------     -----
 December 31, 2016
    Bonds available for sale          $--     $ 638        $ (94)    $   $ 544
    Other bond securities              --        76            5            81
    Other invested assets              --        (2)          --            (2)
    Policyholder contract deposits     --        --         (415)         (415)
    Notes payable - to affiliates      --      (108)          --          (108)
    Derivative assets, net             71        --            7            78
                                      ---     -----        -----         -----
 December 31, 2015
    Bonds available for sale          $--     $ 620        $ (16)    $   $ 604
    Other bond securities              --        (3)          (2)           (5)
    Other invested assets              --        (2)          (3)           (5)
    Policyholder contract deposits     --        --         (336)         (336)
    Notes payable - to affiliates      --        --           18            18
    Derivative assets, net             68        --           (5)           63
                                      ---     -----        -----         -----

The following table presents the gross components of purchases, sales, issues and settlements, net, shown above:

                                                                                                                  Purchases,
                                                                                                               Sales, Issuances
(in millions)                                                         Purchases Sales  Issuances Settlements and Settlements, Net
-------------                                                         --------- -----  --------- ----------- --------------------
December 31, 2016
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $  105   $  --     $--      $    (4)         $ 101
   Corporate debt                                                          16     (24)     --          (48)           (56)
   RMBS                                                                   830      (9)     --       (1,483)          (662)
   CMBS                                                                    74     (25)     --          (50)            (1)
   CDO/ABS                                                              2,431    (372)     --       (1,189)           870
                                                                       ------   -----     ---      -------          -----
Total bonds available for sale                                          3,456    (430)     --       (2,774)           252
                                                                       ------   -----     ---      -------          -----
Other bond securities:
   U.S government and government
   Obligations of states, municipalities
   RMBS                                                                   141    (472)     --         (108)          (439)
   CMBS                                                                    32     (34)     --           (2)            (4)
   CDO/ABS                                                                 19      --      --          (86)           (67)
                                                                       ------   -----     ---      -------          -----
Total other bond securities                                               192    (506)     --         (196)          (510)
                                                                       ------   -----     ---      -------          -----
Equity securities available for sale:
Other invested assets                                                      15      --      --           --             15
                                                                       ------   -----     ---      -------          -----
Total assets                                                           $3,663   $(936)    $--      $(2,970)         $(243)
                                                                       ======   =====     ===      =======          =====
Liabilities:
Policyholder contract deposits                                         $   --   $(349)    $--      $   111          $(238)
Notes payable - to affiliates                                              --      --      --           14             14
Derivatives liabilities, net
   Equity contracts                                                         5      --      --          (10)            (5)
   Other contracts                                                        (12)     --      --          (55)           (67)
                                                                       ------   -----     ---      -------          -----
Total derivatives liabilities, net                                         (7)     --      --          (65)           (72)
                                                                       ------   -----     ---      -------          -----
Total liabilities                                                      $   (7)  $(349)    $--      $    60          $(296)
                                                                       ======   =====     ===      =======          =====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                                  Purchases,
                                                                                                               Sales, Issuances
(in millions)                                                         Purchases Sales  Issuances Settlements and Settlements, Net
-------------                                                         --------- -----  --------- ----------- --------------------
December 31, 2015
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $  191   $  --     $--      $    --          $ 191
   Corporate debt                                                          90      (3)     --         (181)           (94)
   RMBS                                                                 1,104    (128)     --       (1,220)          (244)
   CMBS                                                                    93     (22)     --          (26)            45
   CDO/ABS                                                              1,422     (50)     --         (779)           593
                                                                       ------   -----     ---      -------          -----
Total bonds available for sale                                          2,900    (203)     --       (2,206)           491
                                                                       ------   -----     ---      -------          -----
Other bond securities:
   RMBS                                                                   498      --      --          (66)           432
   CMBS                                                                    23      --      --          (14)             9
   CDO/ABS                                                                 --     (65)     --          (96)          (161)
                                                                       ------   -----     ---      -------          -----
Total other bond securities                                               521     (65)     --         (176)           280
                                                                       ------   -----     ---      -------          -----
   Common stock                                                            --      --      --           (1)            (1)
                                                                       ------   -----     ---      -------          -----
Total equity securities available for sale                                 --      --      --           (1)            (1)
                                                                       ------   -----     ---      -------          -----
Other invested assets                                                      13      --      --          (10)             3
                                                                       ------   -----     ---      -------          -----
Total assets                                                           $3,434   $(268)    $--      $(2,393)         $ 773
                                                                       ======   =====     ===      =======          =====
Liabilities:
Policyholder contract deposits                                         $   --   $(439)    $--      $     6          $(433)
Notes payable - to affiliates                                              --      --      --           22             22
Derivatives liabilities, net
   Equity contracts                                                        19      --      --          (12)             7
   Other contracts                                                         --      --      --          (69)           (69)
                                                                       ------   -----     ---      -------          -----
Total derivatives liabilities, net                                         19      --      --          (81)           (62)
                                                                       ------   -----     ---      -------          -----
Total liabilities                                                      $   19   $(439)    $--      $   (53)         $(473)
                                                                       ======   =====     ===      =======          =====

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2016 and 2015 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

We record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $68 million of net losses related to assets transferred into Level 3 in 2016 and includes $73 million of net losses related to assets transferred out of Level 3 in 2016. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excluded $5 million of net losses related to assets transferred into Level 3 in 2015 and included $14 million of net losses related to assets transferred out of Level 3 in 2015.

Transfers of Level 3 Assets

During the years ended December 31, 2016 and 2015, transfers into Level 3 assets primarily included certain investments in private placement corporate debt, RMBS, CMBS, and CDO/ABS. Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required us to determine fair value for these securities based on inputs that are adjusted to better reflect our own assumptions regarding the characteristics of a specific security or associated market liquidity. The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

During the years ended December 31, 2016 and 2015, transfers out of Level 3 assets primarily included private placement and other corporate debt, CMBS, CDO/ABS, RMBS and certain investments in municipal securities. Transfers of certain investments in municipal securities, corporate debt, RMBS, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of certain investments in private placement corporate debt and

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on our own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

Transfers of Level 3 Liabilities

There were no significant transfers of derivative or other liabilities into or out of Level 3 for the years ended December 31, 2016 and 2015.

Quantitative Information about Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                              Fair Value at
                              December 31,
(in millions)                     2016      Valuation Technique   Unobservable Input/(b)/   Range (Weighted Average)
-------------                 ------------- -------------------- -------------------------- ------------------------
Assets:
Obligations of states,
  municipalities and
  political subdivisions         $  770     Discounted cash flow                     Yield     3.42% - 7.22% (5.32%)

Corporate debt                      323     Discounted cash flow                     Yield     3.45% - 6.22% (4.83%)

RMBS/(a)/                         7,033     Discounted cash flow  Constant prepayment rate     1.52% - 9.44% (5.48%)
                                                                             Loss severity  49.23% - 81.13% (65.18%)
                                                                     Constant default rate     3.54% - 8.45% (5.99%)
                                                                                     Yield     3.46% - 6.05% (4.76%)

CMBS                                 20     Discounted cash flow                     Yield     1.85% - 3.03% (2.44%)

CDO/ABS/(a)/                      1,353     Discounted cash flow                     Yield     4.19% - 5.97% (5.08%)
--------------------------------------------------------------------------------------------------------------------
Liabilities:
Embedded derivatives
  within
   Policyholder contract
     deposits:
       GMWB                      $1,496     Discounted cash flow         Equity volatility           13.00% - 50.00%
                                                                           Base lapse rate            0.50% - 20.00%
                                                                        Dynamic lapse rate          30.00% - 170.00%
                                                                 Mortality multiplier/(c)/          42.00% - 161.00%
                                                                          Utilization rate                   100.00%
                                                                    Equity / interest-rate
                                                                               correlation           20.00% - 40.00%

       Index annuities              760     Discounted cash flow                Lapse rate            1.00% - 40.00%
                                                                 Mortality multiplier/(c)/         101.00% - 103.00%

       Indexed life                 374     Discounted cash flow           Base lapse rate            2.00% - 19.00%
                                                                            Mortality rate            0.00% - 40.00%
--------------------------------------------------------------------------------------------------------------------

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                   Fair Value at
                                   December 31,
(in millions)                          2015      Valuation Technique   Unobservable Input/(b)/   Range (Weighted Average)
-------------                      ------------- -------------------- -------------------------- ------------------------
Assets:
Obligations of states,
  municipalities and
  political subdivisions              $  966     Discounted cash flow                     Yield     4.31% - 5.11% (4.71%)

Corporate debt                           355     Discounted cash flow                     Yield    4.23% - 11.00% (7.61%)

RMBS/(a)/                              7,664     Discounted cash flow  Constant prepayment rate     1.01% - 9.08% (5.04%)
                                                                                  Loss severity  49.30% - 79.54% (64.42%)
                                                                          Constant default rate     3.86% - 9.35% (6.60%)
                                                                                          Yield     3.44% - 6.06% (4.75%)

CMBS                                   1,136     Discounted cash flow                     Yield    0.78% - 10.56% (5.67%)

CDO/ABS/(a)/                           1,279     Discounted cash flow                     Yield     3.38% - 4.94% (4.16%)
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
Embedded derivatives within
   Policyholder contract
     deposits:

       GMWB                           $1,031     Discounted cash flow         Equity volatility           15.00% - 50.00%
                                                                                Base lapse rate            1.00% - 17.00%
                                                                             Dynamic lapse rate            0.20% - 25.50%
                                                                      Mortality multiplier/(d)/          82.52% - 104.27%
                                                                               Utilization rate            0.00% - 45.00%
                                                                           Equity/interest-rate
                                                                                    correlation           20.00% - 40.00%

       Index annuities                   624     Discounted cash flow                Lapse rate            0.75% - 66.00%
                                                                      Mortality multiplier/(d)/           50.00% - 75.00%

       Indexed life                      325     Discounted cash flow           Base lapse rate            2.00% - 19.00%
                                                                                 Mortality rate            0.00% - 40.00%
-------------------------------------------------------------------------------------------------------------------------

(a)Information received from third-party valuation service providers. The ranges of the unobservable inputs for constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by us. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by us, because there are other factors relevant to the fair values of specific tranches owned by us including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that we believe would be used by market participants when valuing these assets and liabilities.
(c)Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table for Guaranteed Minimum Withdrawal Benefits (GMWB).
(d)Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table for GMWB, and the 1975-1980 Modified Basic Table for index annuities.

The ranges of reported inputs for Obligations of states, municipalities and political subdivisions, Corporate debt, RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to our risk management practices that might offset risks inherent in these Level 3 assets and liabilities.

Sensitivity to Changes in Unobservable Inputs

We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following paragraphs provide a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Obligations of States, Municipalities and Political Subdivisions

The significant unobservable input used in the fair value measurement of certain investments in obligations of states, municipalities and political subdivisions is yield. In general, increases in the yield would decrease the fair value of investments in obligations of states, municipalities and political subdivisions.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the security. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates (CPR), loss severity, constant default rates (CDR), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Embedded derivatives within Policyholder contract deposits

Embedded derivatives reported within Policyholder contract deposits include guaranteed minimum withdrawal benefits (GMWB) within variable annuity products, and certain enhancements to interest crediting rates based on market indices within index annuities, indexed life and guaranteed investment contracts
(GICs). For any given contract, assumptions for unobservable inputs vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. The following unobservable inputs are used for valuing embedded derivatives measured at fair value:

..   Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available, with an emphasis on current expected market-based volatilities. Increases in assumed volatility will generally increase the fair value of both the projected cash flows from rider fees as well as the projected cash flows related to benefit payments. Therefore, the net change in the fair value of the liability may either decrease or increase, depending on the relative changes in projected rider fees and projected benefit payments.

..   Equity / interest rate correlation estimates the relationship between changes in equity returns and interest rates, based on current market conditions and expected views of market participants, in the economic scenario generator used to value our GMWB embedded derivatives. In general, a higher positive correlation assumes that equity markets and interest rates move in a more correlated fashion, which generally increases the fair value of the liability.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


..   Base lapse rate assumptions are determined by company experience and are adjusted at the contract level using a dynamic lapse function, which reduces the base lapse rate when the contract is in-the-money (when the contract holder's guaranteed value is worth more than their underlying account value). Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. Increases in assumed lapse rates will generally decrease the fair value of the liability, as fewer policyholders would persist to collect guaranteed withdrawal amounts, but in certain scenarios, increases in assumed lapse rates may increase the fair value of the liability.

..   Mortality rate assumptions, which vary by age and gender, are based on company experience and include a mortality improvement assumption. Increases in assumed mortality rates will decrease the fair value of the liability, while lower mortality rate assumptions will generally increase the fair value of the liability, because guaranteed payments will be made for a longer period of time.

..   Utilization assumptions estimate the timing when policyholders with a GMWB will elect to utilize their benefit and begin taking withdrawals. The assumptions may vary by the type of guarantee, tax-qualified status, the contract's withdrawal history and the age of the policyholder. Utilization assumptions are based on company experience, which includes partial withdrawal behavior. In 2016, we implemented a 100 percent utilization assumption which reflects an expectation that all policyholders who remain active in the contract (i.e., do not lapse or die) will utilize their GMWB guarantee by commencing systematic withdrawals under the terms of their contract. In 2015, we used as a utilization rate assumption representing the probability of first partial withdrawal, which varied by issue age and duration for different contract types. The impact of changes in utilization assumptions on the fair value of the liability may vary, depending on the expected timing as well as the overall rate of assumed utilization.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments in Certain Entities Carried at Fair Value Using Net Asset Value per Share

The following table includes information related to our investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring basis, we use the net asset value per share to measure fair value.

                                                                         December 31, 2016           December 31, 2015
                                                                    --------------------------- ---------------------------
                                                                      Fair Value                  Fair Value
                                                                       Using Net                   Using Net
                                                                      Asset Value                 Asset Value
                                                                     Per Share (or   Unfunded    Per Share (or   Unfunded
(in millions)                    Investment Category Includes       its equivalent) Commitments its equivalent) Commitments
-------------               --------------------------------------- --------------- ----------- --------------- -----------
Investment Category
Private equity funds:
   Leveraged buyout         Debt and/or equity investments
                            made as part of a transaction in
                            which assets of mature companies
                            are acquired from the current
                            shareholders, typically with the use
                            of financial leverage                       $  325         $123         $  480         $117

   Real Estate /            Investments in real estate properties
   Infrastructure           and infrastructure positions,
                            including power plants and other
                            energy generating facilities                    55           20             56           27

   Venture capital          Early-stage, high-potential, growth
                            companies expected to generate a
                            return through an eventual
                            realization event, such as an initial
                            public offering or sale of the
                            company                                         31            3             33            8

   Distressed               Securities of companies that are in
                            default, under bankruptcy protection,
                            or troubled                                     10           17             44           20

   Other                    Includes multi-strategy, mezzanine,
                            and other strategies                            29           25             23           11
                                                                        ------         ----         ------         ----
Total private equity funds                                                 450          188            636          183
                                                                        ------         ----         ------         ----
Hedge funds:/*/
   Event-driven             Securities of companies undergoing
                            material structural changes,
                            including mergers, acquisitions and
                            other reorganizations                          338            8            367           --

   Long-short               Securities that the manager believes
                            are undervalued, with corresponding
                            short positions to hedge market risk           458           --          1,130           25

   Macro                    Investments that take long and short
                            positions in financial instruments
                            based on a top-down view of certain
                            economic and capital market
                            conditions                                      30           --             --           --

   Distressed               Securities of companies that are in
                            default, under bankruptcy protection
                            or troubled                                    127            8            392            8

   Emerging markets         Investments in the financial markets
                            of developing countries                         --           --             30           --

   Other                    Includes investments held in funds
                            that are less liquid, as well as other
                            strategies which allow for broader
                            allocation between public and
                            private investments                             77           13             97           --
                                                                        ------         ----         ------         ----
Total hedge funds                                                        1,030           29          2,016           33
                                                                        ------         ----         ------         ----
Total                                                                   $1,480         $217         $2,652         $216
                                                                        ======         ====         ======         ====

* Certain hedge funds for the year ended December 31, 2016 were reclassified into different strategies to better align with the investments in those funds.

Private equity fund investments included above are not redeemable, because distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments.

The hedge fund investments included above, which are carried at fair value, are generally redeemable monthly, quarterly, semi-annually and annually, as shown below, with redemption notices ranging from one day to 180 days.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Certain hedge fund investments have partial contractual redemption restrictions. These partial redemption restrictions are generally related to one or more investments held in the hedge funds that the fund manager deemed to be illiquid. The majority of these contractual restrictions, which may have been put in place at the fund's inception or thereafter, have pre-defined end dates. The majority of these restrictions are generally expected to be lifted by the end of 2017.

The following table presents information regarding the expected remaining lives of our investments in private equity funds, assuming average original expected lives of 10 years for the funds, and information regarding redemptions and contractual restrictions related to our hedge fund investments:

December 31,                                                                                  2016
------------                                                                                  ----
Percentage of private equity fund investments with remaining lives of:
   Three years or less                                                                         81%
   Between four and six years                                                                   6
   Between seven and 10 years                                                                  13
                                                                                              ---
       Total                                                                                  100%
                                                                                              ===
Percentage of hedge fund investments redeemable:
   Monthly                                                                                      7%
   Quarterly                                                                                   31
   Semi-annually                                                                               16
   Annually                                                                                    46
                                                                                              ---
       Total                                                                                  100%
                                                                                              ===
Percentage of hedge fund investments' fair value subject to contractual partial restrictions   90%
                                                                                              ===

Fair Value Option

Under the fair value option, we may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be carried at fair value. Subsequent changes in fair value for designated items are reported in earnings. We elect the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Refer to Note 7 for additional information related to embedded derivatives.

Additionally, we elect the fair value option for certain alternative investments when such investments are eligible for this election. We believe this measurement basis is consistent with the applicable accounting guidance used by the respective investment company funds themselves. Refer to Note 4 for additional information on securities and other invested assets for which we have elected the fair value option.

Certain VIEs, which are securitization vehicles that we consolidate, have elected the fair value option for a tranche of their structured securities, which are included in notes payable - to affiliates. Refer to Notes 9 and 18 for additional information on these VIEs.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                           December 31, 2016                 December 31, 2015
                                   --------------------------------  --------------------------------
                                              Outstanding                       Outstanding
                                               Principal                         Principal
(in millions)                      Fair Value   Amount    Difference Fair Value   Amount    Difference
-------------                      ---------- ----------- ---------- ---------- ----------- ----------
Liabilities:
   Notes payable - to affiliates      $568       $926       $(358)      $474       $939       $(465)

We assumed GIC liabilities, which are reported in policyholder contract deposits on the Consolidated Balance Sheets, from an affiliate, AIG Matched Funding Corp. (AIGMFC). AIGMFC had elected the fair value option for these GIC liabilities and we have maintained this election. The change in the value of each of the GIC liabilities is partially offset by a swap used to economically hedge the changes in the fair value of the GICs. See Note 18 for additional information on the GIC assumption and the related swaps.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the gains or losses recorded related to the eligible instruments for which we elected the fair value option:

                                                             Gain (Loss)
   Years Ended December 31,                               -----------------
   (in millions)                                           2016  2015  2014
   -------------                                          -----  ----  ----
   Assets:
      Other bond securities - certain hybrid securities   $ 232  $(19) $368
      Alternative investments/(a)/                           18    29   100
                                                          -----  ----  ----
   Liabilities:
      Policyholder contract deposits                         (1)   (1)   15
      Notes payable - to affiliates                        (122)    5   (17)
                                                          -----  ----  ----
   Total gain                                             $ 127  $ 14  $466
                                                          =====  ====  ====

(a)Includes certain hedge funds, private equity funds and other investment partnerships.

Interest income, dividend income and net unrealized gains (losses) on assets measured under the fair value option are recognized and included in net investment income in the Consolidated Statements of Income. Interest on liabilities measured under the fair value option is recognized in other income in the Consolidated Statements of Income. See Note 4 herein for additional information about our policies for recognition, measurement, and disclosure of interest, dividend and other income.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

We measure the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Notes 4 and 5 herein for additional information about how we test various asset classes for impairment.

Impairments for other invested assets primarily relate to real estate investments acquired in foreclosure. Prior year impairments primarily relate to certain investments in affordable housing partnerships, the fair values of which are determined based on remaining tax credits and other residual benefits due from the respective partnerships. Residual benefits include consideration of the fair value of underlying real estate properties, which is determined based on market-appropriate capitalization rates applied to net operating income of the properties.

The following table presents assets measured at fair value on a non-recurring basis at the time of impairment and the related impairment charges recorded during the periods presented:

                                   Assets at Fair Value      Impairment Charges
                               ----------------------------- ------------------
                                    Non-Recurring Basis       December 31,
                               ----------------------------- ------------------
    (in millions)              Level 1 Level 2 Level 3 Total 2016   2015  2014
    -------------              ------- ------- ------- ----- ----   ----  ----
    December 31, 2016
       Other invested assets     $--     $--    $  5   $  5   $2    $10    $2

    December 31, 2015
       Other invested assets     $--     $--    $308   $308

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

..   Mortgage and other loans receivable: Fair values of loans on real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. Fair values of residential mortgage loans are generally

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

   determined based on market prices, using market based adjustments for credit and servicing as appropriate. The fair values of policy loans are generally estimated based on unpaid principal amount as of each reporting date. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

..   Other invested assets: that are not measured at fair value represent our investments in Federal Home Loan Bank common stock. These investments are carried at amortized cost, which approximates fair value.

..   Cash and short-term investments: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

..   Policyholder contract deposits associated with investment-type contracts:
    Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.

..   Notes Payable: Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the carrying amounts and estimated fair values of our financial instruments not measured at fair value, and indicates the level in the fair value hierarchy of the estimated fair value measurement based on the observability of the inputs used:

                                                 Estimated Fair Value
                                            ------------------------------- Carrying
(in millions)                               Level 1 Level 2 Level 3  Total   Value
-------------                               ------- ------- ------- ------- --------
December 31, 2016
Assets:
   Mortgage and other loans receivable       $ --    $ 59   $16,718 $16,777 $16,458
   Other invested assets                       --      31        --      31      31
   Short-term investments                      --     225        --     225     225
   Cash                                       173      --        --     173     173
Liabilities:
   Policyholder contract deposits/(a)/         --     382    63,895  64,277  61,160
   Note payable - to affiliates, net/(b)/      --      --       691     691     691
   Note payable - to third parties, net        --      --       219     219     220
                                             ----    ----   ------- ------- -------
December 31, 2015
Assets:
   Mortgage and other loans receivable       $ --    $ 79   $14,867 $14,946 $14,598
   Other invested assets                       --       8        --       8       8
   Short-term investments                      --     225        --     225     225
   Cash                                       317      --        --     317     317
Liabilities:
   Policyholder contract deposits/(a)/         --     290    61,644  61,934  59,122
   Note payable - to affiliates, net/(b)/      --      --       243     243     243
   Note payable - to third parties, net        --      --       405     405     406
                                             ----    ----   ------- ------- -------

(a)Excludes embedded policy derivatives which are carried at fair value on a recurring basis.
(b)Excludes notes for which the fair value option has been elected.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when we have the ability and positive intent to hold these securities until maturity. When we do not have the ability or positive intent to hold bonds until maturity, these securities are classified as available-for-sale or are measured at fair value at our election. None of our fixed maturity securities met the criteria for held-to-maturity classification at December 31, 2016 or 2015.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available-for-sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (AOCI), net of DAC, deferred sales inducements and deferred income taxes, in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at our election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis.

Premiums and discounts arising from the purchase of bonds classified as available-for-sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain RMBS, CMBS and CDO/ABS, (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on an effective level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

Other Bond Securities and Other Common and Preferred Stock

Securities for which we have elected the fair value option are carried at fair value and reported in other bond securities or other common and preferred stocks in the Consolidated Balance Sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on financial assets designated under the fair value option.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Securities Available for Sale

The following table presents the amortized cost or cost and fair value of our available-for-sale securities:

                                                                                                                 Other-Than-
                                                                      Amortized   Gross      Gross                Temporary
                                                                       Cost or  Unrealized Unrealized            Impairments
(in millions)                                                           Cost      Gains      Losses   Fair Value in AOCI/(a)/
-------------                                                         --------- ---------- ---------- ---------- -----------
December 31, 2016
Bonds available for sale:
   U.S. government and government sponsored entities                   $   291    $   45    $    (1)   $    335     $ --
   Obligations of states, municipalities and political subdivisions      3,275       245        (51)      3,469       --
   Non-U.S. governments                                                  2,626       107       (114)      2,619       --
   Corporate debt                                                       64,649     4,294       (978)     67,965        1
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             13,310     1,093       (189)     14,214      540
       CMBS                                                              4,886       239        (44)      5,081       87
       CDO/ABS                                                           7,147       127        (90)      7,184       10
                                                                       -------    ------    -------    --------     ----
   Total mortgage-backed, asset-backed and collateralized               25,343     1,459       (323)     26,479      637
                                                                       -------    ------    -------    --------     ----
Total bonds available for sale/(b)/                                     96,184     6,150     (1,467)    100,867      638
                                                                       -------    ------    -------    --------     ----
Equity securities available for sale:
   Common stock                                                              1         2         --           3       --
   Preferred stock                                                           8         3         --          11       --
   Mutual Funds                                                              1        --         --           1       --
                                                                       -------    ------    -------    --------     ----
Total equity securities available for sale                                  10         5         --          15       --
                                                                       -------    ------    -------    --------     ----
Other assets - Investment in AIG                                             9         3         (5)          7       --
                                                                       -------    ------    -------    --------     ----
Total                                                                  $96,203    $6,158    $(1,472)   $100,889     $638
                                                                       =======    ======    =======    ========     ====
December 31, 2015
Bonds available for sale:
   U.S. government and government sponsored entities                   $   331    $   50    $    (5)   $    376     $ --
   Obligations of states, municipalities and political subdivisions      3,147       215        (49)      3,313        2
   Non-U.S. governments                                                  2,717       104       (184)      2,637       --
   Corporate debt                                                       65,479     3,868     (2,378)     66,969      (20)
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             13,714     1,151       (193)     14,672      515
       CMBS                                                              4,581       350        (33)      4,898      185
       CDO/ABS                                                           6,150       145        (74)      6,221        8
                                                                       -------    ------    -------    --------     ----
   Total mortgage-backed, asset-backed and collateralized               24,445     1,646       (300)     25,791      708
                                                                       -------    ------    -------    --------     ----
Total bonds available for sale/(b)/                                     96,119     5,883     (2,916)     99,086      690
                                                                       -------    ------    -------    --------     ----
Equity securities available for sale:
   Common stock                                                              2         1         --           3       --
   Preferred stock                                                          13         2         --          15       --
                                                                       -------    ------    -------    --------     ----
Total equity securities available for sale                                  15         3         --          18       --
                                                                       -------    ------    -------    --------     ----
Other assets - Investment in AIG                                             9         3         (5)          7       --
                                                                       -------    ------    -------    --------     ----
Total                                                                  $96,143    $5,889    $(2,921)   $ 99,111     $690
                                                                       =======    ======    =======    ========     ====

(a)Represents the amount of other-than-temporary impairments recognized in Accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.
(b)At December 31, 2016 and 2015, bonds available for sale held by us that were below investment grade or not rated totaled $14.5 billion and $14.8 billion, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Securities Available for Sale in a Loss Position

The following table summarizes the fair value and gross unrealized losses on our available-for-sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                                                      Less than 12 Months 12 Months or More       Total
                                                                      ------------------  ----------------- ------------------
                                                                                 Gross             Gross              Gross
                                                                       Fair    Unrealized Fair   Unrealized  Fair   Unrealized
(in millions)                                                          Value     Losses   Value    Losses    Value    Losses
-------------                                                         -------  ---------- ------ ---------- ------- ----------
December 31, 2016
Bonds available for sale:
   U.S. government and government sponsored entities                  $    10    $    1   $   --   $   --   $    10   $    1
   Obligations of states, municipalities and political subdivisions       914        45       26        6       940       51
   Non-U.S. governments                                                 1,114        55      256       59     1,370      114
   Corporate debt                                                      13,995       593    3,285      385    17,280      978
   RMBS                                                                 2,575        85    1,712      104     4,287      189
   CMBS                                                                   964        35      135        9     1,099       44
   CDO/ABS                                                              2,044        44      733       46     2,777       90
                                                                      -------    ------   ------   ------   -------   ------
Total bonds available for sale                                         21,616       858    6,147      609    27,763    1,467
                                                                      -------    ------   ------   ------   -------   ------
Equity securities available for sale:
   Common stock                                                             1        --       --       --         1       --
                                                                      -------    ------   ------   ------   -------   ------
Total equity securities available for sale                                  1        --       --       --         1       --
                                                                      -------    ------   ------   ------   -------   ------
Other assets - Investment in AIG                                           --        --        3        5         3        5
                                                                      -------    ------   ------   ------   -------   ------
Total                                                                 $21,617    $  858   $6,150   $  614   $27,767   $1,472
                                                                      =======    ======   ======   ======   =======   ======
December 31, 2015
Bonds available for sale:
   U.S. government and government sponsored entities                  $    76    $    5   $   --   $   --   $    76   $    5
   Obligations of states, municipalities and political subdivisions       934        46       27        3       961       49
   Non-U.S. governments                                                 1,241        87      325       97     1,566      184
   Corporate debt                                                      20,782     1,493    3,027      885    23,809    2,378
   RMBS                                                                 2,410        52    2,131      141     4,541      193
   CMBS                                                                 1,126        31       28        2     1,154       33
   CDO/ABS                                                              2,282        30      692       44     2,974       74
                                                                      -------    ------   ------   ------   -------   ------
Total bonds available for sale                                         28,851     1,744    6,230    1,172    35,081    2,916
                                                                      -------    ------   ------   ------   -------   ------
Other assets - Investment in AIG                                           --        --        3        5         3        5
                                                                      -------    ------   ------   ------   -------   ------
Total                                                                 $28,851    $1,744   $6,233   $1,177   $35,084   $2,921
                                                                      =======    ======   ======   ======   =======   ======

At December 31, 2016, we held 2,967 and 8 individual fixed maturity and equity securities, respectively, that were in an unrealized loss position, of which 673 individual fixed maturity securities were in a continuous unrealized loss position for 12 months or more. We did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2016 because we neither intend to sell the securities nor do we believe that it is more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, we performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Fixed Maturity Securities Available for Sale

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

                                                  Total Fixed Maturity Securities Fixed Maturity Securities in a Loss
                                                     Available for Sale           Position Available for Sale
                                                  ------------------------------- -----------------------------------
(in millions)                                     Amortized Cost    Fair Value    Amortized Cost      Fair Value
-------------                                     --------------    ----------    --------------      ----------
December 31, 2016
Due in one year or less                              $ 1,204         $  1,229        $    61           $    58
Due after one year through five years                 17,144           18,137          1,411             1,353
Due after five years through ten years                16,308           16,674          5,481             5,237
Due after ten years                                   36,185           38,348         13,791            12,952
Mortgage-backed, asset-backed and collateralized      25,343           26,479          8,486             8,163
                                                     -------         --------        -------           -------
Total                                                $96,184         $100,867        $29,230           $27,763
                                                     =======         ========        =======           =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

The following table presents the gross realized gains and gross realized losses from sales or maturities of our available-for-sale securities:

                                         Years Ended December 31,
                           -----------------------------------------------------
                                 2016              2015              2014
                           ----------------- ----------------- -----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
(in millions)               Gains    Losses   Gains    Losses   Gains    Losses
-------------              -------- -------- -------- -------- -------- --------
Fixed maturity securities    $321     $433     $205     $206     $259     $49
Equity securities               2       --        2        1        5      --
                             ----     ----     ----     ----     ----     ---
Total                        $323     $433     $207     $207     $264     $49
                             ====     ====     ====     ====     ====     ===

In 2016, 2015, and 2014, the aggregate fair value of available-for-sale securities sold was $9.4 billion, $16.7 billion and $6.1 billion, respectively.

Other Securities Measured at Fair Value

The following table presents the fair value of other securities measured at fair value based on our election of the fair value option:

                                                        December 31, 2016           December 31, 2015
                                                   --------------------------  --------------------------
(in millions)                                      Fair Value Percent of Total Fair Value Percent of Total
-------------                                      ---------- ---------------- ---------- ----------------
Non-U.S. governments                                     41           1              39           1
Corporate debt                                        1,421          47           1,375          39
Mortgage-backed, asset-backed and collateralized:
   RMBS                                                 357          12             861          24
   CMBS                                                 181           6             193           6
   CDO/ABS                                            1,047          34           1,077          30
                                                     ------         ---          ------         ---
Total other bond securities                          $3,047         100%         $3,545         100%
                                                     ======         ===          ======         ===
Other equity securities                              $    4          --              --          --
                                                     ------         ---          ------         ---

Other Invested Assets

The following table summarizes the carrying amounts of other invested assets:

                                                       December 31,
                                                       -------------
           (in millions)                                2016   2015
           -------------                               ------ ------
           Alternative investments/(a) (b)/            $3,021 $5,410
           Investment real estate/(c)/                    414    246
           Federal Home Loan Bank (FHLB) common stock      31      8
           All other investments                           32     23
                                                       ------ ------
           Total                                       $3,498 $5,687
                                                       ====== ======

(a)At December 31, 2016, includes hedge funds of $ 1,517 million, private equity funds of $ 1,253 million, and affordable housing partnerships of $ 251 million. At December 31, 2015, includes hedge funds of $
   3,541 million, private equity funds of $ 1,645 million, and affordable housing partnerships of $ 224 million.
(b)Approximately 64 percent and 11 percent of our hedge fund portfolio is available for redemption in 2017 and 2018, respectively, an additional 7 percent will be available between 2019 and 2024.
(c)Net of accumulated depreciation of $169 million and $158 million in 2016 and 2015, respectively.

Other Invested Assets Carried at Fair Value

Certain hedge funds, private equity funds, and other investment partnerships for which we have elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

value with changes in fair value recognized as a component of accumulated other comprehensive income. These investments are subject to other-than-temporary impairment evaluations (see discussion below on evaluating equity investments for other-than-temporary impairment).

The gross unrealized loss recorded in accumulated other comprehensive income on such investments was $8 million and $15 million at December 31, 2016 and 2015, respectively, the majority of which pertains to investments in private equity funds and hedge funds that have been in continuous unrealized loss positions for less than 12 months.

Other Invested Assets - Equity Method Investments

We account for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless our interest is so minor that we may have virtually no influence over partnership operating and financial policies, or we have elected the fair value option. Under the equity method of accounting, our carrying amount generally is our share of the net asset value of the funds or the partnerships, and changes in our share of the net asset values are recorded in net investment income. In applying the equity method of accounting, we consistently use the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of our reporting period. The financial statements of these investees are generally audited annually.

Summarized Financial Information of Equity Method Investees

The following is the aggregated summarized financial information of our equity method investees, including those for which the fair value option has been elected:

                                       Years ended December 31,
                                     ---------------------------
              (in millions)            2016     2015      2014
              -------------          -------  --------  --------
              Operating results:
                 Total revenues      $ 2,533  $  7,323  $ 11,281
                 Total expenses       (1,575)   (1,427)   (1,831)
                                     -------  --------  --------
              Net income             $   958  $  5,896  $  9,450
                                     =======  ========  ========
                                                 December 31,
                                              ------------------
              (in millions)                     2016      2015
              -------------                   --------  --------
              Balance sheet:
                 Total assets                 $ 68,435  $ 76,483
                 Total liabilities             (13,254)  (15,685)
                                              ========  ========

The following table presents the carrying amount and ownership percentage of equity method investments at December 31, 2016 and 2015:

                                             2016                      2015
                                   ------------------------- -------------------------
                                                  Ownership                 Ownership
(in millions, except percentages)  Carrying Value Percentage Carrying Value Percentage
---------------------------------  -------------- ---------- -------------- ----------
   Equity method investments           $2,341      Various       $4,052      Various

Summarized financial information for these equity method investees may be presented on a lag, due to the unavailability of information for the investees at our respective balance sheet dates, and is included for the periods in which we held an equity method ownership interest.

Other Investments

Also included in other invested assets are real estate held for investment or held for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and subject to impairment review. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


We are a member of the FHLB of Dallas and such membership requires members to own stock in the FHLB. Our FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Net Investment Income

Net investment income represents income primarily from the following sources:

.. Interest income and related expenses, including amortization of premiums and accretion of discounts with changes in the timing and the amount of expected principal and interest cash flows reflected in yield, as applicable.

.. Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

.. Realized and unrealized gains and losses from investments in other securities and investments for which we elected the fair value option.

..  Earnings from alternative investments.

..  Interest income on mortgage, policy and other loans.

The following table presents the components of net investment income:

                                                             Years Ended December 31,
                                                             ---------------------
(in millions)                                                 2016     2015    2014
-------------                                                ------   ------  ------
Fixed maturity securities, including short-term investments  $5,551   $5,154  $5,686
Equity securities                                                 2        2     (51)
Interest on mortgage and other loans                            746      706     645
Investment real estate                                            1       57      61
Alternative investments/*/                                      213      426     761
Other investments                                                 8       (1)     70
                                                             ------   ------  ------
Total investment income                                       6,521    6,344   7,172
Investment expenses                                             203      226     247
                                                             ------   ------  ------
Net investment income                                        $6,318   $6,118  $6,925
                                                             ======   ======  ======

* Beginning in the first quarter of 2016, the presentation of income on alternative investments has been refined to include only income from hedge funds, private equity funds and affordable housing partnerships. Prior period disclosures have been reclassified to conform to this presentation. Hedge funds for which we elected the fair value option are recorded as of the balance sheet date. Other hedge funds are generally reported on a one-month lag, while private equity funds are generally reported on a one-quarter lag.

Net Realized Capital Gains and Losses

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

.. Sales or full redemptions of available-for-sale fixed maturity securities, available-for-sale equity securities, real estate and other alternative investments.

.. Reductions to the amortized cost basis of available-for-sale fixed maturity securities, available-for-sale equity securities and certain other invested assets for other-than-temporary impairments.

.. Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

..  Exchange gains and losses resulting from foreign currency transactions.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the components of net realized capital gains (losses):

                                               Years Ended December 31,
                                               ------------------------
           (in millions)                         2016      2015   2014
           -------------                       -------    -----  -----
           Sales of fixed maturity securities  $  (112)   $  (1) $ 210
           Sales of equity securities                2        1      5
           Mortgage and other loans                (21)     (50)   (46)
           Investment real estate                   51       (2)   116
           Alternative investments                 144       90     51
           Derivatives                            (894)     170   (430)
           Other                                   (40)     (37)   139
           Other-than-temporary impairments       (260)    (249)  (119)
                                               -------    -----  -----
           Net realized capital losses         $(1,130)   $ (78) $ (74)
                                               =======    =====  =====

Evaluating Investments for Other-Than-Temporary Impairments

Fixed Maturity Securities

If we intend to sell a fixed maturity security or it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized capital losses. When assessing our intent to sell a fixed maturity security, or whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition our investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recoverable value with a corresponding charge to realized capital losses. The estimated recoverable value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is presented in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were recognized (a separate component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

..   Current delinquency rates;

..   Expected default rates and the timing of such defaults;

..   Loss severity and the timing of any recovery; and

..   Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recoverable value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recoverable value other than the fair value, the determination of a recoverable value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

We consider severe price declines in our assessment of potential credit impairments. We may also modify our model inputs when we determine that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available-for-sale fixed maturity securities that are not foreign exchange related, we prospectively accrete into earnings the difference between the new amortized cost and the expected undiscounted recoverable value over the remaining expected holding period of the security.

Credit Impairments

The following table presents a rollforward of the cumulative credit losses in other-than-temporary impairments recognized in earnings for available-for-sale fixed maturity securities:

                                                                                    Years Ended December 31,
                                                                                    ------------------------
(in millions)                                                                        2016     2015    2014
-------------                                                                       ------   ------  ------
Balance, beginning of year                                                          $1,092   $1,324  $1,585
   Increases due to:
       Credit impairments on new securities subject to impairment losses               120       71      22
       Additional credit impairments on previously impaired securities                  83       32      40
   Reductions due to:
       Credit impaired securities fully disposed for which there was no prior
         intent or requirement to sell                                                 (36)    (114)   (153)
       Credit impaired securities for which there is a current intent or
         anticipated requirement to sell                                                --        1      --
       Accretion on securities previously impaired due to credit/*/                   (242)    (221)   (170)
                                                                                    ------   ------  ------
Balance, end of year                                                                $1,017   $1,093  $1,324
                                                                                    ======   ======  ======

* Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

Equity Securities

We evaluate our available-for-sale equity securities for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

..   The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

..   A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

..   We have concluded that we may not realize a full recovery on our investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, all equity securities that have been in a continuous decline in value below cost over twelve months are impaired. We also consider circumstances of a rapid and severe market valuation decline (50 percent or more) discount to cost, in which we could not reasonably assert that the impairment period would be temporary (severity losses).

Other Invested Assets

Our equity and cost method investments in private equity funds, hedge funds and other entities are evaluated for impairment similar to the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, we compare expected investment cash flows to carrying amount. When the expected cash flows are less than the carrying amount, the investments are written down to fair value with a corresponding charge to earnings.

Purchased Credit Impaired (PCI) Securities

We purchase certain RMBS securities that have experienced deterioration in credit quality since their issuance. We determine whether it is probable at acquisition that we will not collect all contractually required payments for these PCI securities, including both principal and interest. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security is determined based on our best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is accreted into Net investment income over their remaining lives on an effective yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to our policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as adjustments to the accretable yield.

The following tables present information on our PCI securities, which are included in bonds available for sale:

                                                               At Date of
     (in millions)                                             Acquisition
     -------------                                             -----------
     Contractually required payments (principal and interest)    $14,346
     Cash flows expected to be collected/*/                       11,779
     Recorded investment in acquired securities                    7,924

* Represents undiscounted expected cash flows, including both principal and interest

                                                 December 31,
                                                 -------------
                  (in millions)                   2016    2015
                  -------------                  ------ ------
                  Outstanding principal balance  $6,936 $7,175
                  Amortized cost                  4,952  5,208
                  Fair value                      5,306  5,508

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents activity for the accretable yield on PCI securities:

                                                                    Years Ended December 31,
                                                                    ----------------------
(in millions)                                                          2016         2015
-------------                                                       ----------   ----------
Balance, beginning of year                                          $    2,787   $    2,661
   Newly purchased PCI securities                                          288          404
   Disposals                                                               (41)         (13)
   Accretion                                                              (348)        (348)
   Effect of changes in interest rate indices                                6         (102)
   Net reclassification from non-accretable difference, including
     effects of prepayments                                                340          185
                                                                    ----------   ----------
Balance, end of year                                                $    3,032   $    2,787
                                                                    ==========   ==========

Pledged Investments

Secured Financing and Similar Arrangements

We enter into secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which we transfer securities in exchange for cash, with an agreement by us to repurchase the same or substantially similar securities. Our secured financing transactions also include those that involve the transfer of securities to financial institutions in exchange for cash (securities lending agreements). In all of these secured financing transactions, the securities transferred by us (pledged collateral) may be sold or repledged by the counterparties. These agreements are recorded at their contracted amounts plus accrued interest, other than those that are accounted for at fair value.

Pledged collateral levels are monitored daily and are generally maintained at an agreed-upon percentage of the fair value of the amounts borrowed during the life of the transactions. In the event of a decline in the fair value of the pledged collateral under these secured financing transactions, we may be required to transfer cash or additional securities as pledged collateral under these agreements. At the termination of the transactions, we and our counterparties are obligated to return the amounts borrowed and the securities transferred, respectively.

The following table presents the fair value of securities pledged to counterparties under secured financing transactions, including repurchase and securities lending agreements:

                                                 December 31,
                                                 -------------
                  (in millions)                   2016    2015
                  -------------                  ------ ------
                  Securities available for sale  $2,083 $  978
                  Other securities                1,462  1,414

At December 31, 2016 and 2015, amounts borrowed under repurchases and securities lending agreements totaled $3.6 billion and $2.4 billion respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the fair value of securities pledged under our repurchase agreements by collateral type and by remaining contractual maturity:

                                      Remaining Contractual Maturity of the Agreements
                                      ------------------------------------------------
                                      Overnight                         Greater
December 31, 2016                        and        Up to 30            Than 90
(in millions)                         Continuous      days   31-90 days  days   Total
-----------------                     ----------    -------- ---------- ------- ------
Repurchase agreements:
   Bonds available for sale:
   Other bond securities:
       Non U.S. government               $--          $ --     $   --    $ 41   $   41
       Corporate debt                     --            95        657     669    1,421
                                         ---          ----     ------    ----   ------
Total repurchase agreements               --            95        657     710    1,462
                                         ---          ----     ------    ----   ------
Securities lending agreements:
   Bonds available for sale:
       Non U.S. government                --            --         34      --       34
       Corporate debt                     --           725      1,268      --    1,993
       CMBS                               --            --         56      --       56
                                         ---          ----     ------    ----   ------
Total securities lending agreements       --           725      1,358      --    2,083
                                         ---          ----     ------    ----   ------
Total secured financing transactions     $--          $820     $2,015    $710   $3,545
                                         ===          ====     ======    ====   ======

Insurance - Statutory and Other Deposits

Total carrying values of cash and securities we deposited under requirements of regulatory authorities were $143 million and $56 million at December 31, 2016 and 2015, respectively.

Other Pledges

We are a member of the FHLB of Dallas and such membership requires the members to own stock in these FHLBs. We owned an aggregate of $31 million and $8 million of common stock in the FHLB at December 31, 2016 and 2015, respectively. Pursuant to the membership terms, we have elected to pledge such stock to the FHLB. In addition, we have pledged securities available for sale and residential loans with a fair value of $1.4 billion and $17 million, respectively, at December 31, 2016, and securities available for sale with a fair value of $739 million at December 31, 2015, to provide adequate collateral for potential advances from the FHLB.

5. LENDING ACTIVITIES

Mortgage and other loans receivable include commercial mortgages, residential mortgages, life insurance policy loans, commercial loans, and other loans and notes receivable. Commercial mortgages, residential mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less allowance for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to earnings using the interest method. Premiums and discounts on purchased residential mortgages are also amortized to income as an adjustment to earnings using the interest method.

Life insurance policy loans are carried at unpaid principal balances. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the composition of mortgages and other loans receivable:

                                                           December 31,
                                                         ----------------
     (in millions)                                         2016     2015
     -------------                                       -------  -------
     Commercial mortgages/*/                             $12,812  $11,306
     Residential mortgages                                 1,520    1,003
     Life insurance policy loans                           1,382    1,451
     Commercial loans, other loans and notes receivable      906      975
                                                         -------  -------
     Total mortgage and other loans receivable            16,620   14,735
     Allowance for losses                                   (162)    (137)
                                                         -------  -------
     Mortgage and other loans receivable, net            $16,458  $14,598
                                                         =======  =======

* Commercial mortgages primarily represent loans for office, apartments and retail properties, with exposures in New York and Foreign representing the largest geographic concentrations (24 percent and 14 percent, respectively, at December 31, 2016 and 21 percent and 13 percent, respectively, at December 31, 2015).

Nonperforming loans are generally those loans where payment of contractual principal or interest is more than 90 days past due. Nonperforming mortgages were not significant for all periods presented.

The following table presents the credit quality performance indicators for commercial mortgages:

                                          Number                       Class                                   Percent
                                            of   --------------------------------------------------              of
(dollars in millions)                     Loans  Apartments Offices Retail Industrial Hotel  Others Total/(c)/ Total $
---------------------                     ------ ---------- ------- ------ ---------- ------ ------ ---------  -------
December 31, 2016
Credit Quality Indicator:
   In good standing                        497     $2,662   $4,062  $2,497   $1,017   $1,472 $1,015  $12,725      99%
   Restructured/(a)/                         3         --       69      18       --       --     --       87       1
   >90 days delinquent or in
                                           ---     ------   ------  ------   ------   ------ ------  -------     ---
Total/(b)/                                 500     $2,662   $4,131  $2,515   $1,017   $1,472 $1,015  $12,812     100%
                                           ===     ======   ======  ======   ======   ====== ======  =======     ===
Allowance for losses                               $   16   $   38  $   18   $    4   $    9 $   11  $    96       1%
                                                   ======   ======  ======   ======   ====== ======  =======     ===
December 31, 2015
Credit Quality Indicator:
   In good standing                        817     $1,808   $3,782  $2,364   $1,021   $1,326 $  816  $11,117      98%
   Restructured/(a)/                         6         --       75      18       --       --     --       93       1
   90 days or less delinquent                1         --       --      --       --       --      6        6      --
   >90 days delinquent or in process of
     foreclosure                             5         --       84      --        6       --     --       90       1
                                           ---     ------   ------  ------   ------   ------ ------  -------     ---
Total/(b)/                                 829     $1,808   $3,941  $2,382   $1,027   $1,326 $  822  $11,306     100%
                                           ===     ======   ======  ======   ======   ====== ======  =======     ===
Allowance for losses                               $   19   $   25  $   13   $    5   $   11 $    6  $    79       1%
                                                   ======   ======  ======   ======   ====== ======  =======     ===

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect allowance for credit losses.
(c)100 percent of the commercial mortgages held at such respective dates were current as to payments of principal and interest. There were no significant amounts of nonperforming commercial mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented.

We hold mortgages with a carrying value of $26 million and $87 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation, as of December 31, 2016 and 2015, respectively.

Methodology Used to Estimate the Allowance for Credit Losses

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. Impairment of commercial mortgages is typically determined using the fair value of collateral while impairment of other loans is typically determined using the present value of cash flows or the loan's observable market price. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property type and location, loan term, profile of the borrower and of the major property tenants, and loan seasoning. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Interest income is not accrued when payment of contractual principal and interest is not expected. Any cash received on impaired loans is generally recorded as a reduction of the current carrying amount of the loan. Accrual of interest income is generally resumed when delinquent contractual principal and interest is repaid or when a portion of the delinquent contractual payments are made and the ongoing required contractual payments have been made for an appropriate period.

A significant majority of commercial mortgages in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for us to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The following table presents a rollforward of the changes in the allowance for credit losses on mortgage and other loans receivable:

                                                  2016                   2015                   2014
                                         ---------------------- ---------------------  ---------------------
Years Ended December 31,                 Commercial Other       Commercial Other       Commercial Other
(in millions)                            Mortgages  Loans Total Mortgages  Loans Total Mortgages  Loans Total
------------------------                 ---------- ----- ----- ---------- ----- ----- ---------- ----- -----
Allowance, beginning of year                $79      $58  $137     $73      $21  $ 94     $106    $ 33  $139
   Additions (reductions) to allowance       13        8    21      14       37    51      (17)     11    (6)
   Charge-offs, net of recoveries             4       --     4      (8)      --    (8)     (16)    (23)  (39)
                                            ---      ---  ----     ---      ---  ----     ----    ----  ----
Allowance, end of year                      $96      $66  $162     $79      $58  $137     $ 73    $ 21  $ 94
                                            ===      ===  ====     ===      ===  ====     ====    ====  ====

The following table presents information on mortgage loans individually assessed for credit losses:

                                                   Years Ended December 31,
                                                   ----------------------
      (in millions)                                 2016     2015    2014
      -------------                                ------   ------  ------
      Impaired loans with valuation allowances     $   26   $  100  $  104
      Impaired loans without valuation allowances      88      110      --
                                                   ------   ------  ------
         Total impaired loans                         114      210     104
      Valuation allowances on impaired loans           (3)      (4)    (26)
                                                   ------   ------  ------
         Impaired loans, net                       $  111   $  206  $   78
                                                   ======   ======  ======
      Interest income on impaired loans            $    7   $   11  $    5
                                                   ======   ======  ======

Troubled Debt Restructurings

We modify loans to optimize their returns and improve their collectability, among other things. When we undertake such a modification with a borrower that is experiencing financial difficulty and the modification involves us granting a concession to the troubled debtor, the modification is a troubled debt restructuring (TDR). We assess whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal or interest forgiveness, payment deferrals and easing of loan covenants.

Loans that had been modified in troubled debt restructurings during the twelve-month period ended December 31, 2016 have been fully paid off. For the twelve-month period ended December 31, 2015, loans with a carrying value of $30 million were modified in troubled debt restructurings.

6. REINSURANCE

In the ordinary course of business, we utilize internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. In addition, we assume reinsurance from other insurance companies. We generally limit our exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, we can increase our exposure to loss on any single life up to $15 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. The premiums with respect to these treaties are earned over the contract period in proportion to the protection provided.

The following table presents the effect of reinsurance on our premiums:

                                     Years Ended December 31,
                                     ----------------------
                   (in millions)      2016     2015    2014
                   -------------     ------   ------  ------
                   Direct premiums   $2,679   $3,535  $2,561
                   Assumed premiums      22       20      22
                   Ceded premiums      (979)    (927)   (917)
                                     ------   ------  ------
                   Net               $1,722   $2,628  $1,666
                                     ======   ======  ======

Reinsurance recoveries, which reduced Policyholder benefits, were approximately $655 million, $847 million and $641 million during 2016, 2015 and 2014, respectively.

We manage the capital impact of our statutory reserve requirements, including those resulting from the National Association of Insurance Commissioners (NAIC) Model Regulation "Valuation of Life Insurance Policies" (Regulation XXX) and NAIC Actuarial Guideline 38 (Guideline AXXX) through unaffiliated and affiliated reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force term and universal life business were ceded to our Parent, AGC Life, under a coinsurance/modified coinsurance agreement effective January 1, 2011. Effective July 1, 2016, we entered into an agreement to cede approximately $5 billion of statutory reserves for certain whole life and universal life policies to an unaffiliated reinsurer. Effective December 31, 2016, we recaptured in-force term and universal life reserves subject to Regulation XXX and Guideline AXXX from AGC Life, and ceded approximately $14 billion of such statutory reserves to an unaffiliated reinsurer under an amendment to the July 1, 2016 agreement. Under GAAP, these reinsurance transactions use deposit accounting with a reinsurance risk charge recorded in income.

In 2016, 2015 and 2014, our results of operations included pre-tax expense of approximately $92 million, $89 million and $81 million, respectively, for risk charges related to reinsurance of reserves subject to Regulation XXX and Guideline AXXX.

On October 1, 2003, we entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. (AIGB). Under the agreement, AIGB reinsured 100 percent quota share of our liability on virtually all of our general account deferred annuity contracts with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, we retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

Reinsurance Security

Our third-party reinsurance arrangements do not relieve us from our direct obligations to our beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. We hold substantial collateral as security under related reinsurance agreements in the form of funds, securities, and/or letters of credit. We believe that no exposure to a single reinsurer represents an inappropriate concentration of credit risk to the Company. Gross reinsurance assets with our three largest reinsurers aggregated to approximately $1.1 billion at both December 31, 2016 and 2015, of which approximately $862 million and $871 million at December 31, 2016 and 2015, respectively, was not secured by collateral.

7. DERIVATIVES AND HEDGE ACCOUNTING

We use derivatives and other financial instruments as part of our financial risk management programs and as part of our investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives in insurance contract liabilities and with fixed maturity securities as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally foreign exchange swaps and

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

forwards) are used to economically mitigate risk associated with non U.S. dollar denominated transactions, primarily investments and GICs denominated in foreign currencies.

We hedge our economic exposure to market risk related to variable annuity products with riders that guarantee a certain level of benefits. Our variable annuity hedging program is designed to offset certain changes in the economic value of these guarantee features, within established thresholds. The hedging program is designed to provide additional protection against large and combined movements in interest rates, equity prices, credit spreads and market volatility under multiple scenarios. In addition to risk-mitigating features in our variable annuity product design, and the use of certain fixed income securities with a fair value option election to manage interest rate and credit spread exposures, our variable annuity hedging program utilizes various derivative instruments, including but not limited to equity options, futures contracts, interest rate swaps and swaption contracts, as well as other hedging instruments. Our exchange-traded index futures contracts have no recorded fair value as they are cash settled daily. In addition to hedging activities, we also enter into derivative instruments as a part of our investment operations, which may include, among other things, purchases of investments with embedded derivatives, such as equity-linked notes and convertible bonds.

Interest rate, currency and equity swaps, swaptions, options and forward transactions are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the Consolidated Balance Sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

We have elected to present all derivative receivables and derivative payables, and the related cash collateral received and paid, on a net basis on our Consolidated Balance Sheets when a legally enforceable ISDA Master Agreement exists between us and our derivative counterparty. An ISDA Master Agreement is an agreement governing multiple derivative transactions between two counterparties. The ISDA Master Agreement generally provides for the net settlement of all, or a specified group, of these derivative transactions, as well as transferred collateral, through a single payment, and in a single currency, as applicable. The net settlement provisions apply in the event of a default on, or affecting any, one derivative transaction or a termination event affecting all, or a specified group of, derivative transactions governed by the ISDA Master Agreement.

Derivatives, with the exception of embedded derivatives, are measured at fair value and presented within other assets and other liabilities in the Consolidated Balance Sheets. Embedded derivatives are generally presented with the host contract in the Consolidated Balance Sheets. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Notes 3 and 11 for additional information on our embedded derivatives, which are primarily related to guarantee features in variable annuity products, and include equity and interest rate components.

We believe our economic hedging instruments have been and remain economically effective, but for the most part they have not been designated as hedges receiving hedge accounting treatment. Changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Certain swaps associated with GIC liabilities and available-for-sale investments have been designated as fair value hedges. Changes in fair value hedges of GIC liabilities and available-for-sale securities are reported in net policyholder benefits and net realized capital gains (losses), respectively, along with changes in the hedged item.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the notional amounts and the fair value of derivative assets and liabilities, excluding embedded derivatives:

                                       December 31, 2016                December 31, 2015
                               --------------------------------  -------------------------------
                               Gross Derivative Gross Derivative Gross Derivative Gross Derivative
                                    Assets        Liabilities         Assets        Liabilities
                               ---------------  ---------------  ---------------  --------------
                               Notional  Fair   Notional  Fair   Notional  Fair   Notional  Fair
(in millions)                   Amount   Value   Amount   Value   Amount   Value   Amount   Value
-------------                  -------- ------  -------- ------  -------- ------  --------  -----
Derivatives designated as
  hedging instruments:/(a)/
   Interest rate contracts     $   248  $  198  $   546  $   10  $   279  $  194  $   209   $  --
   Foreign exchange contracts    1,200     171      323      19      781      93       45       7
Derivatives not designated as
  hedging instruments:/(a)/
   Interest rate contracts      32,268     319   25,059   1,537   22,489     714   21,762     267
   Foreign exchange contracts    3,111     430    1,202     314    2,263     325    2,125     390
   Equity contracts             11,348     263    7,958      12    4,835     127    4,446      --
   Other contracts/(b)/         27,535      14    5,639       5   33,113      13       63       8
                               -------  ------  -------  ------  -------  ------  -------   -----
Total derivatives, gross       $75,710   1,395  $40,727   1,897  $63,760   1,466  $28,650     672
                               -------  ------  -------  ------  -------  ------  -------   -----
Counterparty netting/(c)/                 (762)            (762)            (273)            (273)
Cash collateral/(d)/                       (46)            (852)            (298)             (36)
                                        ------           ------           ------            -----
Total derivatives included in
  Other Assets and Other
  Liabilities,
  respectively /(e)/                    $  587           $  283           $  895            $ 363
                                        ======           ======           ======            =====

(a)Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.
(b)Consists primarily of stable value wrap contacts with multiple underlying exposures.
(c)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(d)Represents cash collateral posted and received that is eligible for netting.
(e)Excludes embedded derivatives. Fair value of assets related to bifurcated embedded derivatives was zero at both December 31, 2016 and December 31, 2015. Fair value of liabilities related to bifurcated embedded derivatives was $2.7 billion and $2.0 billion, respectively, at December 31, 2016 and December 31, 2015.

The following table presents the changes in the fair value of derivative instruments and the classification of these changes in the Consolidated Statements of Income:

                                                                        Years Ended December 31,
                                                                        ---------------------
(in millions)                                                             2016      2015   2014
-------------                                                           -------    -----  -----
Derivative instruments in fair value hedging relationships:/*/
   Interest rate contracts                                              $    (8)   $   7  $  (7)
   Foreign exchange contracts                                               (22)      17     (4)
                                                                        -------    -----  -----
Total                                                                   $   (30)   $  24  $ (11)
                                                                        =======    =====  =====
Derivatives not designated as hedging instruments, by derivative type:
   Interest rate contracts                                              $  (144)   $ 261  $ 511
   Foreign exchange contracts                                                85       64    (33)
   Equity contracts                                                        (749)    (116)  (238)
   Other contracts                                                           71       67     57
   Embedded derivatives                                                     (60)     (62)  (645)
                                                                        -------    -----  -----
Total                                                                   $  (797)   $ 214  $(348)
                                                                        =======    =====  =====
By classification:
   Policy fees                                                          $    70    $  68  $  62
   Net realized capital gains (losses)                                     (894)     170   (430)
   Policyholder benefits                                                      2        6     17
   Interest credited to policyholder account balances                        (5)      (6)    (8)
                                                                        -------    -----  -----
Total                                                                   $  (827)   $ 238  $(359)
                                                                        =======    =====  =====

* The amounts presented do not include periodic net coupon settlements of derivative contract or coupon income (expense) related to the hedged item.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) represent those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. We defer incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. We partially defer costs, including certain commissions, when we do not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

We also defer a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Short-duration insurance contracts: Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. We assess the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected losses, loss adjustment expenses incurred, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected losses and loss adjustment expenses incurred can have a significant impact on the likelihood and amount of a premium deficiency charge.

Long-duration insurance contracts: Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. Loss recognition occurs when there is a shortfall between the carrying amount of future policy benefit liabilities, net of DAC, and what the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When we determine that a loss recognition event has occurred, we first reduce any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, we record additional liabilities through a charge to policyholder benefits. Groupings for loss recognition testing are consistent with our manner of acquiring, servicing and measuring the profitability of the business and applied by product groupings. We perform separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts: Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits include net investment income and spreads, net realized capital gains and losses, fees, surrender charges, expenses, and mortality gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If estimated gross profits change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future estimated gross profits are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows us to maintain our long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition: DAC related to investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-oriented Products: For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, we do not change the accounting and amortization of existing DAC and related actuarial balances. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

The following table presents a rollforward of DAC:

                                                                             Years Ended December 31,
                                                                             ----------------------
(in millions)                                                                 2016     2015    2014
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $6,106   $5,339  $5,312
   Acquisition costs deferred                                                   805      983     875
   Accretion of interest/amortization                                          (796)    (778)   (695)
   Effect of unlocking assumptions used in estimating future gross profits      277       36      96
   Effect of realized gains/loss on securities                                  285        1     (45)
   Effect of unrealized gains/loss on securities                               (155)     525    (204)
                                                                             ------   ------  ------
Balance, end of year                                                         $6,522   $6,106  $5,339
                                                                             ======   ======  ======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Value of Business Acquired (VOBA): VOBA is determined at the time of acquisition and is reported in the Consolidated Balance Sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business in a manner similar to that for DAC based on the assumptions at purchase. For investment-oriented products, VOBA is amortized in relation to estimated gross profits and adjusted for the effect of unrealized gains or losses on fixed maturity and equity securities available for sale in a manner similar to DAC.

The following table presents a rollforward of VOBA:

                                                                             Years Ended December 31,
                                                                             ----------------------
(in millions)                                                                  2016     2015    2014
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $  295   $  322  $  348
   Accretion of interest/amortization                                           (28)     (24)    (24)
   Effect of unlocking assumptions used in estimating future gross profits       --      (22)     13
   Effect of realized gains/loss on securities                                    1       --      (3)
   Effect of unrealized gains/loss on securities                                 (3)      19     (12)
                                                                             ------   ------  ------
Balance, end of year                                                         $  265   $  295  $  322
                                                                             ======   ======  ======

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $24 million, $21 million, $20 million, $19 million and $18 million, respectively. These projections are based on current estimates for investment income and spreads, persistency, mortality and morbidity assumptions.

Deferred Sales Inducements

We offer sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized in policyholder contract deposits in the Consolidated Balance Sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception. We must also demonstrate that such amounts are incremental to amounts we credit on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the Consolidated Statements of Income.

The following table presents a rollforward of deferred sales inducements:

                                                                             Years Ended December 31,
                                                                             ----------------------
(in millions)                                                                 2016     2015    2014
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $  579   $  442  $  502
   Acquisition costs deferred                                                    55       73      33
   Accretion of interest/amortization                                          (123)    (132)   (114)
   Effect of unlocking assumptions used in estimating future gross profits       48       53      60
   Effect of realized gains/loss on securities                                   33        4     (12)
   Effect of unrealized gains/loss on securities                                 (7)     139     (27)
                                                                             ------   ------  ------
Balance, end of year                                                         $  585   $  579  $  442
                                                                             ======   ======  ======

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, Distribution Fee Revenue). We amortize these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DAC, VOBA and deferred sales inducements for insurance oriented and investment oriented products are reviewed for recoverability, which involves estimating the future profitability of current business. This review involves significant management judgment. If actual future profitability is substantially lower than estimated, our DAC, VOBA and deferred sales inducements may be subject to an impairment charge and our results of operations could be significantly affected in future periods.

9. VARIABLE INTEREST ENTITIES

A variable interest entity (VIE) is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

We enter into various arrangements with VIEs in the normal course of business and consolidate the VIEs when we determine we are the primary beneficiary. This analysis includes a review of the VIE's capital structure, related contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and our involvement with the entity. When assessing the need to consolidate a VIE, we evaluate the design of the VIE as well as the related risks the entity was designed to expose the variable interest holders to.

The primary beneficiary is the entity that has both (1) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (2) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of our decision-making ability and our ability to influence activities that significantly affect the economic performance of the VIE.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the total assets and total liabilities associated with our variable interests in consolidated VIEs, as classified in the Consolidated Balance Sheets:

                                         Real Estate and
                                           Investment    Securitization Affordable Housing
(in millions)                               Entities        Vehicles       Partnerships    Total
-------------                            --------------- -------------- ------------------ ------
December 31, 2016
Assets:
   Bonds available for sale                    $--           $6,319            $--         $6,319
   Other bond securities                        --              766             --            766
   Mortgage and other loans receivable          --            1,128             --          1,128
   Other invested assets                        17               --             26             43
   Other/(a)/                                   16              550             --            566
                                               ---           ------            ---         ------
Total assets/(b)/                              $33           $8,763            $26         $8,822
                                               ===           ======            ===         ======
Liabilities:
   Notes payable - to affiliates               $--           $1,259            $--         $1,259
   Notes payable - to third parties             --              139             --            139
   Other/(c)/                                   24               14              3             41
                                               ---           ------            ---         ------
Total liabilities                              $24           $1,412            $ 3         $1,439
                                               ===           ======            ===         ======
December 31, 2015
Assets:
   Bonds available for sale                    $--           $6,124            $--         $6,124
   Other bond securities                        --              747             --            747
   Mortgage and other loans receivable          --            1,435             --          1,435
   Other/(a)/                                   --              429              6            435
                                               ---           ------            ---         ------
Total assets/(b)/                              $--           $8,735            $ 6         $8,741
                                               ===           ======            ===         ======
Liabilities:
   Notes payable - to affiliates               $--           $  617            $--         $  617
   Notes payable - to third parties             --              311             --            311
   Other/(c)/                                   --               20              3             23
                                               ---           ------            ---         ------
Total liabilities                              $--           $  948            $ 3         $  951
                                               ===           ======            ===         ======

(a)Comprised primarily of short-term investments and other assets at both December 31, 2016 and 2015.
(b)The assets of each VIE can be used only to settle specific obligations of that VIE.
(c)Comprised primarily of amounts due to related parties and other liabilities, at fair value, at both December 31, 2016 and 2015.

We calculate our maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where we have also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us, except in limited circumstances when we have provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which we hold a variable interest, as well as our maximum exposure to loss associated with these VIEs:

                                                          Maximum Exposure to Loss
                                                        -----------------------------
                                              Total VIE On-Balance Off-Balance
(in millions)                                  Assets   Sheet/(a)/    Sheet    Total
-------------                                 --------- ---------- ----------- ------
December 31, 2016
   Real estate and investment entities/(c)/   $168,097    $2,532      $440     $2,972
   Affordable housing partnerships               4,101       554        --        554
                                              --------    ------      ----     ------
Total/(b)/                                    $172,198    $3,086      $440     $3,526
                                              ========    ======      ====     ======
December 31, 2015
   Real estate and investment entities/(c)/   $  4,828    $  562      $ 65     $  627
   Affordable housing partnerships               4,279       547        --        547
                                              --------    ------      ----     ------
Total                                         $  9,107    $1,109      $ 65     $1,174
                                              ========    ======      ====     ======

(a)At December 31, 2016 and 2015, $2.8 billion and $785 million, respectively, of our total unconsolidated VIE assets were recorded as other invested assets.
(b)As discussed in Note 2, on January 1, 2016 we adopted accounting guidance that resulted in an increase in the number of our investment entities classified as VIEs.
(c)Comprised primarily of hedge funds and private equity funds

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Real Estate and Investment Entities

We participate as a passive investor in the equity issued by certain third party-managed hedge and private equity funds, and certain real estate entities that are VIEs managed by AIG Asset Management (US), LLC (AIG Investments), an affiliate. We are typically not involved in the design or establishment of these VIEs, nor do we actively participate in the management of the VIEs.

Securitization Vehicles

We created certain VIEs that hold investments, primarily investment-grade debt securities and commercial mortgage loans, and issued beneficial interests in these investments. We own the majority of these beneficial interests and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the entities that could potentially be significant to the entities. Accordingly, we consolidate these entities, and beneficial interests issued to third parties or affiliates by these entities are reported as notes payable. See Note 18 for additional information on capital commitments made to these entities by other affiliates.

Affordable Housing Partnerships

SunAmerica Affordable Housing Partners, Inc. (SAAHP) organized and invested in limited partnerships that develop and operate affordable housing qualifying for federal, state, and historic tax credits, in addition to a few market rate properties across the United States. The operating partnerships are VIEs, whose debt is generally non-recourse in nature, and the general partners of which are mostly unaffiliated third-party developers. We account for our investments in the operating partnerships using the equity method of accounting, unless they are required to be consolidated. We consolidate an operating partnership if the general partner is an affiliated entity or we otherwise have the power to direct activities that most significantly impact the entity's economic performance.

RMBS, CMBS, Other ABS and CDOs

We are passive investors in RMBS, CMBS, other ABS and CDOs, the majority of which are issued by domestic special purpose entities. We generally do not sponsor or transfer assets to, or act as the servicer to these asset backed structures, and were not involved in the design of these entities.

Our maximum exposure in these types of structures is limited to our investment in securities issued by these entities. Based on the nature of our investments and our passive involvement in these types of structures, we have determined that we are not the primary beneficiary of these entities. We have not included these entities in the tables above; however, the fair values of our investments in these structures are reported in Note 3 and Note 4.

10. INSURANCE LIABILITIES

Future Policy Benefits

Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not considered embedded derivatives, primarily guaranteed minimum death benefits. See Note 11 for additional information on guaranteed minimum death benefits.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The liability for long-duration future policy benefits has been established including assumptions for interest rates which vary by year of issuance and product, and range from approximately 0.1 percent to 14.0 percent. Mortality and surrender rate assumptions are generally based on actual experience when the liability is established.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. The assumptions include mortality, morbidity, persistency, maintenance expenses, and investment returns. These assumptions are typically consistent with pricing inputs. These assumptions include margins for adverse deviation principally for key assumptions such as mortality and interest rates used to discount cash flows, to reflect uncertainty given that actual experience might deviate from these assumptions. Establishing margins at contract inception requires management judgment. The extent of the margin for adverse deviation may vary depending on the uncertainty of the cash flows, which is affected by the volatility of the business and the extent of our experience with the product.

Loss recognition occurs if observed changes in actual experience or estimates result in projected future losses under loss recognition testing. To determine whether loss recognition exists, we determine whether a future loss is expected based on updated current assumptions. If loss recognition exists, we recognize the loss by first reducing DAC through amortization expense, and, if DAC is depleted, record additional liabilities through a charge to policyholder benefit expense. See Note 8 for additional information on loss recognition.

In 2016, we recorded loss recognition expense of $424 million, which reflected the establishment of additional reserves primarily as a result of mortality experience studies that indicated increased longevity, particularly on injured lives in a block of structured settlements underwritten prior to 2010. In 2015 and 2014, we recorded loss recognition expense of $28 million and $87 million, respectively, to increase reserves for certain long-term care business. Sales of investment securities in connection with a program to utilize capital loss carryforwards, as well as other investment sales with subsequent reinvestment at lower yields, triggered loss recognition expense primarily on certain long-term payout annuity contracts of $21 million in 2014.

Policyholder Contract Deposits

The liability for policyholder contract deposits is primarily recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest credited at rates ranging from 0.2 percent to 7.8 percent at December 31, 2016, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, because they are recorded directly to policyholder contract deposits upon receipt. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues.

In addition to liabilities for universal life, fixed annuities, fixed options within variable annuities, annuities without life contingencies, funding agreements and GICs, policyholder contract deposits also include our liability for (a) certain guaranteed benefits and indexed features accounted for as embedded derivatives at fair value, (b) annuities issued in a structured settlement arrangement with no life contingency and (c) certain contracts we have elected to account for at fair value. In addition, certain GIC contracts contain embedded derivatives that are bifurcated and carried at fair value in policyholder contract deposits with the change in fair value recorded in policyholder benefits. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 11 for additional discussions of guaranteed benefits accounted for as embedded derivatives.

For universal life policies with secondary guarantees, we recognize certain liabilities in addition to policyholder account balances. For universal life policies with secondary guarantees, as well as other universal life policies for which profits followed by losses are expected at contract inception, a liability is recognized based on a benefit ratio of (a) the present value of total expected payments, in excess of the account value, over the life of the contract, divided by (b) the present value of total expected assessments over the life of the contract. For universal life policies without secondary guarantees, for which profits followed by losses are first expected after contract inception, we establish a liability, in addition to policyholder account balances, so that expected future losses are recognized in proportion to the emergence of profits in the earlier (profitable) years. Universal life account balances as well as these additional liabilities related to universal life products are reported within policyholder contract deposits in the Consolidated Balance Sheets.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Under a funding agreement-backed notes issuance program, an unaffiliated, non-consolidated statutory trust issues medium-term notes to investors, which are secured by GICs we issued to the trust.

Policy Claims and Benefits Payable

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported (IBNR) claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

We are now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File (SSDMF) to determine if insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with us within 120 days, we will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in our records.

Other Policyholder Funds

Other policyholder funds include unearned revenue reserves (URR). URR consist of front-end loads on investment-oriented contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. URR for investment-oriented contracts are generally deferred and amortized, with interest, in relation to the incidence of estimated gross profit to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC. Amortization of URR is recorded in policy fees.

Other policyholder funds also include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. Participating policyholders are the policyholders who share in our earnings based on provisions within the policy contract. These dividends are declared annually by our Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, we established an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

Participating life business represented approximately 1.0 percent of the gross insurance in force at December 31, 2016 and 2.7 percent of gross premiums in 2016. Policyholder dividends were $19 million in 2016, $22 million in 2015, and $28 million in 2014 and are included in policyholder benefits in the Consolidated Statements of Income.

Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue with the unearned portions of the premiums recorded as liabilities in other policyholder funds. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. VARIABLE LIFE AND ANNUITY CONTRACTS

We report variable contracts within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets supporting the variable portion of variable annuity and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities.

Policy values for variable products and investment contracts are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units in the separate accounts, plus any liabilities for guaranteed minimum death benefits or guaranteed minimum withdrawal benefits included in future policy benefits or policyholder contract deposits, respectively.

Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Net investment income, net investment gains and losses, changes in fair value of assets, and policyholder account deposits and withdrawals related to separate accounts are excluded from the Consolidated Statements of Income, Comprehensive Income (Loss) and Cash Flows.

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or in other instances at specified dates during the accumulation period. Living benefits include guaranteed minimum income benefits (GMIB) and guaranteed minimum withdrawal benefits (GMWB). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive, so the exposure to the guaranteed amount for each feature is independent of the exposure from other features (except a surviving spouse who has a rider to potentially collect both a GMDB upon their spouse's death and a GMWB during their lifetime). A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                           December 31,
                                          ---------------
                      (in millions)        2016    2015
                      -------------       ------- -------
                      Equity funds        $17,140 $15,038
                      Bond funds            4,189   4,069
                      Balanced funds       19,194  19,175
                      Money market funds      365     324
                                          ------- -------
                      Total               $40,888 $38,606
                                          ======= =======

GMDB and GMIB

Depending on the contract, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in rare instances, no minimum return) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is our most widely offered benefit. Our account values subject to guarantees also include GMIB to a lesser extent, which is no longer offered.

The liabilities for GMDB and GMIB, which are recorded in future policyholder benefits, represent the expected value of benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

based on total expected assessments, through policyholder benefits. The net amount at risk for GMDB represents the amount of benefits in excess of account value if death claims were filed on all contracts on the balance sheet date.

The following table presents details concerning our GMDB exposures, by benefit type:

                                                December 31, 2016          December 31, 2015
                                          ----------------------------- -----------------------
                                                                                       Highest
                                           Net Deposits     Highest      Net Deposits  Contract
                                          Plus a Minimum Contract Value Plus a Minimum  Value
(dollars in millions)                         Return        Attained        Return     Attained
---------------------                     -------------- -------------- -------------- --------
Account value                               $   31,829      $14,871        $29,404     $15,045
Net amount at risk                                 934          594          1,213         939
Average attained age of contract holders            66           68             67          69
Range of guaranteed minimum return rates     0% - 4.5%                       0%-4%

The following table presents a rollforward of the GMDB and GMIB liabilities related to variable annuity contracts:

                                             Years Ended December 31,
                                             ----------------------
            (in millions)                      2016     2015    2014
            -------------                    ------   ------  ------
            Balance, beginning of year       $  459   $  363  $  361
               Reserve (decrease) increase      (33)     150      65
               Benefits paid                    (55)     (54)    (63)
                                             ------   ------  ------
            Balance, end of year             $  371   $  459  $  363
                                             ======   ======  ======

Assumptions used to determine the GMDB and GMIB liability include interest rates, which vary by year of issuance and products; mortality and lapse rates, which are based upon actual experience modified to allow for variations in policy form; investment returns, using assumptions from a randomly generated model; and asset growth assumptions, which include a reversion to the mean methodology, similar to that applied for DAC.

We regularly evaluate estimates used to determine the GMDB liability and adjust the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

GMWB

Certain guaranteed benefit and equity index features, which are recorded in policyholder contract deposits, are bifurcated from the host contract and accounted for separately as embedded policy derivatives at fair value, with changes in fair value recognized in net realized capital gains (losses). These include GMWB as well as index annuities and indexed universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

Certain of our variable annuity contracts contain optional GMWB benefits. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) is living.

The liabilities for GMWB, which are recorded in policyholder contract deposits, are accounted for as embedded derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other net realized capital gains (losses). The fair value of these embedded derivatives was a net liability of $1.5 billion and $1.0 billion at December 31, 2016 and 2015, respectively. See Note 3 for discussion of the fair value measurement of guaranteed benefits that are accounted for as embedded derivatives. We had account values subject to GMWB that totaled $34.5 billion and $32.8 billion at December 31, 2016 and 2015, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value, assuming no lapses. The net amount at risk related to the GMWB guarantees was $668 million and $520 million

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

at December 31, 2016 and 2015, respectively. We use derivative instruments and other financial instruments to mitigate a portion of our exposure that arises from GMWB benefits.

12. DEBT

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, when applicable, except for certain notes payable - to affiliates, for which we have elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the Consolidated Statements of Income. See Note 3 for discussion of fair value measurements.

The following table lists our total debt outstanding. The interest rates presented in the following table are the range of contractual rates in effect at December 31, 2016, including fixed and variable-rates:

                                                                                  Balance at December 31,
                                                           Range of     Maturity  -----------------------
(in millions)                                          Interest Rate(s) Date(s)      2016        2015
-------------                                          ---------------- ---------  --------    --------
Notes payable - to affiliates:
   Notes payable of consolidated VIEs                     4.00%-6.31%   2036-2041 $    691    $    143
   Notes payable of consolidated VIEs, at fair value     1.99%-11.93%   2060-2061      568         474
   Intercompany loan facility                                                           --         100
                                                                                   --------    --------
Total notes payable - to affiliates                                                  1,259         717
                                                                                   --------    --------
Notes payable - to third parties:
   Notes payable of consolidated VIEs                     3.21%-5.60%   2018-2060      140         311
   Debt of consolidated investments                       6.25%-7.68%   2025-2038       80          95
                                                                                   --------    --------
Total notes payable - to third parties                                                 220         406
                                                                                   --------    --------
Total notes payable                                                               $  1,479    $  1,123
                                                                                   ========    ========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents maturities of long-term debt, including fair value adjustments, when applicable:

                                                                          Year Ending
December 31, 2016                                             -----------------------------------
(in millions)                                          Total  2017 2018 2019 2020 2021 Thereafter
-------------                                          ------ ---- ---- ---- ---- ---- ----------
Notes payable - to affiliates:
   Notes payable of consolidated VIEs                  $  691 $--  $--  $--  $--  $--    $  691
   Notes payable of consolidated VIEs, at fair value      568  --   --   --   --   --       568
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable - to affiliates                    $1,259 $--  $--  $--  $--  $--    $1,259
                                                       ------ ---  ---  ---  ---  ---    ------
Notes payable - to third parties:
   Notes payable of consolidated VIEs                     140  --    2   --   --   11       127
   Debt of consolidated investments                        80  --   --   --   --   --        80
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable - to third parties                    220  --    2   --   --   11       207
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable                                    $1,479 $--  $ 2  $--  $--  $11    $1,466
                                                       ====== ===  ===  ===  ===  ===    ======

FHLB Borrowings

Membership with the FHLB provides us with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity, or for other uses deemed appropriate by management. The purpose of our FHLB Advance Facility operational plan is to effectively utilize the FHLB facility to manage short-term cash management and/or liquidity needs. Pursuant to the plan, we may periodically obtain cash advances on a same-day basis, up to an internally approved limit. To provide adequate collateral for potential advances under the Advance Facility, we pledge securities to the FHLB. The fair value of all collateral pledged to secure advances from the FHLB included the value of our pledged FHLB common stock. Upon any event of default, the FHLB's recovery would generally be limited to the amount of our liability under advances borrowed.

Intercompany Loan Facility

On January 1, 2015, we and certain of our affiliates entered into a revolving loan facility with AIG Parent, pursuant to which we and each such affiliate can, on a several basis, borrow monies from AIG Parent (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with our maximum borrowing limit being $500 million.

We had no borrowings outstanding under this facility at December 31, 2016 and $100 million outstanding at December 31, 2015.

13. COMMITMENTS AND CONTINGENCIES

Commitments

Leases

We occupy leased space in many locations under various long-term leases, and have entered into various leases covering long-term use of data processing equipment.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the future minimum lease payments under operating leases at December 31, 2016:

                        (in millions)
                        -------------
                        2017                        $ 22
                        2018                          20
                        2019                          18
                        2020                          17
                        2021                          16
                        Remaining years after 2021    41
                                                    ----
                        Total                       $133
                                                    ====

Rent expense was $22 million, $30 million and $29 million in 2016, 2015 and 2014, respectively.

Commitments to Fund Partnership Investments

In the normal course of business, we enter into commitments to invest in limited partnerships, private equity funds and hedge funds. These commitments totaled $691 million at December 31, 2016.

Mortgage Loan Commitments

We had $1.2 billion and $351 million in commitments related to commercial and residential mortgage loans, respectively, at December 31, 2016.

Contingencies

Legal Matters

Various lawsuits against us have arisen in the ordinary course of business. Except as discussed below, we believe it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on our financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments (GFA) when an assessment is probable and can be reasonably estimated. We estimate the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future GFA, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. Our liability for these guaranty fund assessments was $10 million and $11 million at December 31, 2016 and 2015, respectively, net of amounts recoverable through premium tax offsets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into our operations, practices and procedures, such as through financial examinations, subpoenas, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving us, we believe it is not likely that these regulatory examinations or inquiries will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14. EQUITY

Accumulated Other Comprehensive Income

The following table presents the components of accumulated other comprehensive income:

                                                                                      December 31,
                                                                                     --------------
(in millions)                                                                         2016    2015
-------------                                                                        ------  ------
Unrealized appreciation of fixed maturity and equity securities, available for sale  $4,685  $2,968
Net unrealized gains on other invested assets                                           309     549
Adjustments to DAC, VOBA and deferred sales inducements                                (665)   (500)
Shadow loss recognition                                                                (583)    (18)
Foreign currency translation adjustments                                                 (3)     (3)
Deferred income tax                                                                    (448)   (663)
                                                                                     ------  ------
Accumulated other comprehensive income                                               $3,295  $2,333
                                                                                     ======  ======

The following table presents the other comprehensive income (loss) reclassification adjustments:

                                               Unrealized
                                              Appreciation
                                             (Depreciation)
                                                of Fixed
                                                Maturity
                                              Investments
                                                on Which
                                              Other-Than-                  Adjustments
                                               Temporary      Unrealized     to DAC,
                                                 Credit      Appreciation   VOBA, and  Unrealized    Foreign
                                              Impairments   (Depreciation)  Deferred    Insurance   Currency
                                                  were       of All Other     Sales       Loss     Translation
(in millions)                                  Recognized    Investments   Inducements Recognition Adjustments  Total
-------------                                -------------- -------------- ----------- ----------- ----------- -------
December 31, 2014
Unrealized change arising during period          $ 130         $ 4,261        $(183)      $(963)      $(17)    $ 3,228
Less: Reclassification adjustments included
  in net income                                     52             163           60        (101)        (9)        165
                                                 -----         -------        -----       -----       ----     -------
Total other comprehensive income (loss),
  before income tax expense (benefit)               78           4,098         (243)       (862)        (8)      3,063
Less: Income tax expense (benefit)                  30             198          (91)       (306)        (3)       (172)
                                                 -----         -------        -----       -----       ----     -------
Total other comprehensive income (loss),
  net of income tax expense (benefit)            $  48         $ 3,900        $(152)      $(556)      $ (5)    $ 3,235
                                                 =====         =======        =====       =====       ====     =======
December 31, 2015
Unrealized change arising during period          $(304)        $(5,202)       $ 688       $ 854       $ 10     $(3,954)
Less: Reclassification adjustments included
  in net income                                     38             (39)           5          --         14          18
                                                 -----         -------        -----       -----       ----     -------
Total other comprehensive income (loss),
  before income tax expense (benefit)             (342)         (5,163)         683         854         (4)     (3,972)
Less: Income tax expense (benefit)                (117)           (795)         241         303         (2)       (370)
                                                 -----         -------        -----       -----       ----     -------
Total other comprehensive income (loss),
  net of income tax expense (benefit)            $(225)        $(4,368)       $ 442       $ 551       $ (2)    $(3,602)
                                                 =====         =======        =====       =====       ====     =======
Year ended December 31, 2016
Unrealized change arising during period          $ (27)        $ 1,394        $ 153       $(565)      $ --     $   955
Less: Reclassification adjustments included
  in net income                                     26            (136)         318          --         --         208
                                                 -----         -------        -----       -----       ----     -------
Total other comprehensive income (loss),
  before income tax expense (benefit)              (53)          1,530         (165)       (565)        --         747
Less: Income tax expense (benefit)                 (19)             73          (65)       (204)        --        (215)
                                                 -----         -------        -----       -----       ----     -------
Total other comprehensive income (loss),
  net of income tax expense (benefit)            $ (34)        $ 1,457        $(100)      $(361)      $ --     $   962
                                                 =====         =======        =====       =====       ====     =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the Consolidated Statements of Income:

                                              Amount Reclassified from
                                               Accumulated Other
                                              Comprehensive Income
                                              -----------------------
                                                  December 31,
                                              -----------------------  Affected Line Item in the
(in millions)                                  2016     2015    2014   Statements of Income
--------------------------------------------   -----   -----   -----   --------------------------------------------------
Unrealized appreciation of fixed maturity
  investments on which other-than-temporary
  credit impairments were recognized          $  26    $  38   $  52   Net realized capital gains (losses)
Unrealized (depreciation) of all other
  investments                                  (136)     (39)    163   Net realized capital gains (losses)
Adjustments to DAC, VOBA and deferred sales
  inducements                                   318        5      60   Amortization of deferred policy acquisition costs
Shadow loss recognition                          --       --    (101)  Policyholder benefits
Foreign currency translation adjustments         --       14      (9)
                                               -----   -----   -----
   Total reclassifications for the period     $ 208    $  18   $ 165
                                               =====   =====   =====

15. STATUTORY FINANCIAL DATA AND RESTRICTIONS

The following table presents our statutory net income and capital and surplus:

 (in millions)                                              2016   2015   2014
 -------------                                             ------ ------ ------
 Years Ended December 31,
 Statutory net income                                      $1,591 $1,413 $1,862

 At December 31,
 Statutory capital and surplus                             $9,001 $8,894
 Aggregate minimum required statutory capital and surplus   1,976  2,134

We file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

The aggregate minimum required statutory capital and surplus is based on the greater of the Risk-based Capital (RBC) level that would trigger regulatory action or minimum requirements per state insurance regulation. At both December 31, 2016 and 2015, we exceeded the minimum required statutory capital and surplus requirements and all RBC minimum required levels.

In 2016 and 2015, we applied a permitted statutory accounting practice, initially adopted in 2015, to report certain derivatives used to hedge interest rate risk on product-related embedded derivatives at amortized cost instead of fair value. The permitted practice resulted in an increase in our statutory surplus of $645 million at December 31, 2016 and a reduction of $366 million at December 31, 2015. Other than the adoption of this permitted practice in 2015, the use of prescribed or permitted statutory accounting practices did not result in reported statutory surplus or risk-based capital that was significantly different from the statutory surplus or risk-based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices been followed in all respects.

Dividend Restrictions

Dividends that we may pay to the Parent in any year without prior approval of the Texas Department of Insurance (TDI) are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which can be paid over a rolling 12-month period to shareholders of Texas domiciled insurance companies

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

without obtaining the prior approval of the TDI is limited to the greater of:
(1) 10 percent of the preceding year's statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of our unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2017 without prior approval of the TDI is $957 million. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

16. BENEFIT PLANS

Effective January 1, 2002, our employees participate in various benefit plans sponsored by AIG Parent, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the U.S. Plans). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

Effective January 1, 2016, the defined benefit plans were frozen by AIG. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

AIG Parent sponsors several defined contribution plans for U.S. employees that provide for pre-tax salary reduction contributions by employees. The most significant plan is the AIG Incentive Savings Plan, for which the matching contribution is 100 percent of the first six percent of a participant's contributions, subject to the IRS-imposed limitations. Effective January 1, 2016, participants in the AIG Incentive Savings Plan receive an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service
(IRS)-imposed limitations.

We are jointly and severally responsible with AIG Parent and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act (ERISA) qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including us. Accordingly, we are contingently liable for such obligations. We believe that the likelihood of payment under any of these plans is remote. Accordingly, we have not established any liability for such contingencies.

17. INCOME TAXES

The following table presents the income tax expense (benefit) attributable to pre-tax income (loss):

                 Years Ended December 31,
                 (in millions)              2016    2015  2014
                 -------------             ------  -----  ----
                 Current                   $1,248  $ 549  $401
                 Deferred                    (951)  (111)  533
                                           ------  -----  ----
                 Total income tax expense  $  297  $ 438  $934
                                           ======  =====  ====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The U.S. statutory income tax rate is 35 percent for 2016, 2015 and 2014. Actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate, due to the following:

Years Ended December 31,
(in millions)                                                      2016  2015   2014
-------------                                                      ----  ----  ------
U.S federal income tax expense at statutory rate                   $423  $593  $1,034
Adjustments:
   Reclassifications from accumulated other comprehensive income    (89)  (94)     19
   Dividends received deduction                                     (30)  (30)    (25)
   State income tax                                                   8    (5)     (1)
   Valuation allowance                                               --    --     (93)
   Other credits, taxes and settlements                             (15)  (26)     --
                                                                   ----  ----  ------
Total income tax expense                                           $297  $438  $  934
                                                                   ====  ====  ======

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

The following table presents the components of the net deferred tax assets (liabilities):

Years Ended December 31,
(in millions)                                                                2016     2015
-------------                                                              -------  -------
Deferred tax assets:
   Basis differences on investments                                        $ 3,194  $ 2,516
   Policy reserves                                                           2,034    1,765
   Losses and tax credit carryforwards                                         248      259
   State deferred tax benefits                                                  25       --
   Other                                                                        66       --
                                                                           -------  -------
Total deferred tax assets                                                    5,567    4,540
                                                                           -------  -------
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (2,195)  (2,021)
   Net unrealized gains on debt and equity securities available for sale    (1,332)  (1,057)
   Capitalized EDP                                                             (64)     (52)
   State deferred tax liabilities                                               --      (18)
   Other                                                                        --      (27)
                                                                           -------  -------
Total deferred tax liabilities                                              (3,591)  (3,175)
                                                                           -------  -------
Net deferred tax asset before valuation allowance                            1,976    1,365
Valuation allowance                                                           (366)    (920)
                                                                           -------  -------
Net deferred tax asset                                                     $ 1,610  $   445
                                                                           =======  =======

The following table presents our tax losses and credit carryforwards on a tax return basis.

   December 31, 2016                                     Tax     Expiration
   (in millions)                                 Gross Effected   Periods
   -----------------                             ----- -------- ------------
   Net operating loss carryforwards               $64    $ 22   2028 to 2035
   Foreign tax credit carryforwards                --      49   2017 to 2024
   Alternative minimum tax credit carryforwards    --      69             --
   Business credit carryforwards                   --     108   2025 to 2035
                                                         ----
   Total carryforwards                                   $248
                                                         ====

We are included in the consolidated federal income tax return of our ultimate parent, AIG Parent. Under the tax sharing agreement with AIG Parent, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, tax credits or net capital losses are utilized on a consolidated basis, we will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

We calculate current and deferred state income taxes using the actual apportionment and statutory rates for states in which we are required to file on a separate basis. In states that have a unitary regime, AIG Parent accrues and pays the taxes owed and does not allocate the provision or cash settle the expense with the members of the unitary group. Unlike for federal income tax purposes, AIG Parent does not have state tax sharing agreements. AIG Parent has

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

determined that because the unitary tax expense will never be borne by the subsidiaries, the state tax unitary liability is not included in this separate company expense.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:

.. the nature, frequency and severity of cumulative financial reporting losses in recent years;

.. the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

.. the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

.. prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

Estimates of future taxable income, including income generated from prudent and feasible actions and tax planning strategies, could change in the near term, perhaps materially, which may require us to consider any potential impact to our assessment of the recoverability of the deferred tax asset. Such potential impact could be material to our consolidated financial condition or results of operations for an individual reporting period.

At December 31, 2016, recent changes in market conditions, including interest rate fluctuations, impacted the unrealized tax losses in our available-for-sale portfolio, resulting in a decrease to the related deferred tax asset. The deferred tax asset relates to the unrealized losses for which the carryforward period has not yet begun, and as such, when assessing its recoverability, we consider our ability and intent to hold the underlying securities to recovery. As of December 31, 2016, based on all available evidence, we concluded that a valuation allowance should be established on a portion of the deferred tax asset related to unrealized losses that are not more-likely-than-not to be realized.

During 2016, we released $554 million of the valuation allowance to other comprehensive income. In 2015, we established $920 million of valuation allowance associated with unrealized tax losses, all of which was allocated to other comprehensive income.

Accounting For Uncertainty in Income Taxes

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

                                                           Years Ended December 31,
                                                           ------------------------
       (in millions)                                         2016         2015
       -------------                                       ------       ------
       Gross unrecognized tax benefits, beginning of year  $  33        $  27
          Increases in tax position for prior years           --            6
          Decreases in tax position for prior years          (11)          --
                                                           -----        -----
       Gross unrecognized tax benefits, end of year        $  22        $  33
                                                           =====        =====

At December 31, 2016 and 2015, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $22 million and $33 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2016 and 2015, we had accrued liabilities of $4 million and $7 million, respectively, for the payment of interest (net of

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the federal benefit) and penalties. In 2016, 2015 and 2014, we recognized income of $3 million, expense of $1 million and income of $10 million, respectively, for interest (net of the federal benefit) and penalties related to unrecognized tax benefits.

We regularly evaluate proposed adjustments by taxing authorities. At
December 31, 2016, such proposed adjustments would not have resulted in a material change to our consolidated financial condition, although it is possible that the effect could be material to our consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.

We are currently under IRS examination for the taxable years 2007 to 2010. Although the final outcome of possible issues raised in any future examination is uncertain, we believe that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. Taxable years 2001 to 2016 remain subject to examination by major tax jurisdictions.

18. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

AIG is subject to regulation by the Board of Governors of the Federal Reserve System (the Federal Reserve) as a systemically important financial institution
(SIFI) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act. AIG is subject to regulation by the Federal Reserve as a savings and loan holding company.

On January 26, 2016, AIG announced several actions designed to create a leaner, more profitable and focused insurer. In the fourth quarter of 2016, AIG finalized its plan to reorganize its operating model into "modular," self-contained business units to enhance transparency and accountability. Additionally, AIG also introduced a Legacy Portfolio, which aims to maximize shareholder value, release capital related to certain run-off non-strategic assets and run-off insurance lines, and highlight progress on improving the return on equity of AIG's Core portfolio. AIG's Core Portfolio includes its Commercial Insurance and Consumer Insurance business, as well as Other Operations. Accordingly, AIG modified the presentation of its segment results in its 2016 Annual report on Form 10-K to reflect its new operating structure.

Additional information on AIG is publicly available in AIG Parent's regulatory filings with the U.S. Securities and Exchange Commission (SEC), which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, we purchase administrative, investment management, accounting, marketing and data processing services from AIG Parent or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. We incurred approximately $390 million, $315 million and $305 million for such services in 2016, 2015 and 2014, respectively. Accounts payable for such services were $1.1 billion and $692 million at December 31, 2016 and 2015, respectively. We rent facilities and provide services on an allocated cost basis to various affiliates. We also provide shared services, including technology, to a number of AIG's life insurance subsidiaries. We earned approximately $685 million, $812 million and $813 million for such services and rent in 2016, 2015 and 2014, respectively. Accounts receivable for rent and services were $769 million and $457 million at December 31, 2016 and 2015, respectively.

We pay commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing our annuity products and mutual funds. Amounts incurred related to the broker-dealer services totaled $33 million, $50 million and $55 million in 2016, 2015 and 2014, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

American Home and National Union Guarantees

We have a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies we issued between March 3, 2003 and December 29, 2006.

We, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) have a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

We, as successor-in-interest to SunAmerica Annuity and Life Assurance Company
(SAAL) and SunAmerica Life Insurance Company (SALIC) have a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

We, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), have a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home's and National Union's audited statutory financial statements are filed with the SEC in our registration statements for variable products we issued that are subject to the Guarantees.

Other

We purchase or sell securities, at fair market value, to or from our affiliates in the ordinary course of business.

During 2016 and 2015, we transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling approximately $284 million and $507 million, respectively, as part of an initiative to improve asset-liability management in AIG's domestic life and property casualty insurance companies. The initial purchase price will be adjusted after receipt of the limited partnerships' 2015 audited financial statements.

We engage in structured settlement transactions, certain of which involve affiliated property and casualty insurers that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life-contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity (SPIA) issued by us for the ultimate benefit of the claimant. The portion of our liabilities related to structured settlements involving life contingencies is reported in future policy benefits, while the portion not involving life contingencies is reported in policyholder contract deposits. In certain structured settlement arrangements, the property and casualty insurance company remains contingently liable for the payments to the claimant.

19. SUBSEQUENT EVENTS

We consider events or transactions that occur after the balance sheet date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. We have evaluated subsequent events through April 24, 2017, the date the financial statements were issued.

During the first quarter of 2017, we purchased commercial mortgage loans at outstanding principal balance and private placement assets at fair market value from certain affiliated AIG domestic property casualty companies for $843 million

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

and $425 million, respectively. We will true up the purchase price of the commercial mortgage loans to fair value based on underlying property appraisals and valuations when that information is available.

                        American Home Assurance Company
                                An AIG Company

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       As of December 31, 2016 and 2015
           and for the years ended December 31, 2016, 2015 and 2014

[LOGO]

                        AMERICAN HOME ASSURANCE COMPANY

                     Statutory Basis Financial Statements

  As of December 31, 2016 and 2015 and for the years ended December 31, 2016,
                                 2015 and 2014

                               TABLE OF CONTENTS

         Report of Independent Auditors                                                3

         Statements of Admitted Assets                                                 4

         Statements of Liabilities, Capital and Surplus                                5

         Statements of Operations and Changes in Capital and Surplus                   6

         Statements of Cash Flows                                                      7

Note 1   Organization and Summary of Significant Statutory Basis Accounting Policies   8

Note 2   Accounting Adjustments to Statutory Basis Financial Statements               21

Note 3   Investments                                                                  24

Note 4   Fair Value of Financial Instruments                                          28

Note 5   Reserves for Losses and Loss Adjustment Expenses                             30

Note 6   Related Party Transactions                                                   33

Note 7   Reinsurance                                                                  41

Note 8   Income Taxes                                                                 43

Note 9   Capital and Surplus and Dividend Restrictions                                50

Note 10  Contingencies                                                                51

Note 11  Other Significant Matters                                                    54

Note 12  Subsequent Events                                                            56

                        Report of Independent Auditors

To the Board of Directors of American Home Assurance Company:

We have audited the accompanying statutory basis financial statements of American Home Assurance Company (the "Company"), which comprise the statements of admitted assets and liabilities, capital and surplus as of December 31, 2016 and 2015, and the related statements of operations and changes in capital and surplus and of cash flows for each of the three years in the period ended December 31, 2016.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America described in Notes 1B and 1D, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services, as described in Note 1B.

Emphasis of Matter

As discussed in Notes 1, 5, 6 and 7 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP
April 25, 2017

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

                         Statements of Admitted Assets

                                                                                     December 31, December 31,
                                                                                         2016         2015
                                                                                     ------------ ------------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2016 - $19,297; 2015 - $16,942)     $18,853      $16,339
   Common stocks, at carrying value adjusted for nonadmitted assets
   (cost: 2016 - $376; 2015 - $252)                                                        379          244
   Preferred stocks, at carrying value (cost: 2016 - $49; 2015- $34)                        49           34
   Other invested assets (cost: 2016 - $4,299; 2015 - $3,888)                            4,478        4,143
   Mortgage loans                                                                        1,895        1,185
   Derivative instruments                                                                   26           13
   Short-term investments, at amortized cost (approximates fair value)                      14           36
   Cash                                                                                    131           95
   Receivable for securities sold                                                           44            6
                                                                                       -------      -------
       Total cash and invested assets                                                  $25,869      $22,095
                                                                                       -------      -------
Investment income due and accrued                                                      $   211      $   140
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                        972          839
   Premiums and installments booked but deferred and not yet due                           418          289
   Accrued retrospective premiums                                                          595          586
High deductible policy receivables                                                          57           55
Reinsurance recoverable on paid losses                                                     339          338
Funds held by or deposited with reinsurers                                                 172          184
Current federal and foreign taxes recoverable                                               88           --
Net deferred tax assets                                                                    841          846
Equities in underwriting pools and associations                                             40           12
Receivables from parent, subsidiaries and affiliates                                        13          684
Other assets                                                                               143          117
Allowance for uncollectible accounts                                                       (74)         (82)
                                                                                       -------      -------
       Total admitted assets                                                           $29,684      $26,103
                                                                                       =======      =======

               See Notes to Statutory Basis Financial Statements


--------------------------------------------------------------------------------
4   STATEMENTS OF ADMITTED ASSETS - As of December 31, 2016 and 2015

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions, Except Share Information)
--------------------------------------------------------------------------------


                Statements of Liabilities, Capital and Surplus

                                                                                               December 31, December 31,
                                                                                                   2016         2015
                                                                                               ------------ ------------
Liabilities
Reserves for losses and loss adjustment expenses                                                 $12,210      $13,171
Unearned premium reserves                                                                          3,427        3,181
Commissions, premium taxes, and other expenses payable                                               213          238
Reinsurance payable on paid loss and loss adjustment expenses                                        285          205
Current federal taxes payable to parent                                                               --            5
Funds held by company under reinsurance treaties                                                   1,639        1,379
Provision for reinsurance                                                                             37           34
Ceded reinsurance premiums payable, net of ceding commissions                                      3,956          339
Collateral deposit liability                                                                         384          334
Payable for securities purchased                                                                      14            6
Payable to parent, subsidiaries and affiliates                                                       469          205
Borrowed money                                                                                       246           30
Other liabilities                                                                                    356          335
                                                                                                 -------      -------
Total liabilities                                                                                $23,236      $19,462
                                                                                                 -------      -------
Capital and Surplus
Common capital stock, $17 par value, 1,758,158 shares authorized, 1,695,054 shares issued and
  outstanding                                                                                    $    29      $    29
Capital in excess of par value                                                                     6,839        6,139
Unassigned surplus                                                                                  (939)         471
Special surplus funds from health insurance providers                                                 --            1
Special surplus funds from reinsurance                                                               519            1
                                                                                                 -------      -------
Total capital and surplus                                                                        $ 6,448      $ 6,641
                                                                                                 -------      -------
Total liabilities, capital and surplus                                                           $29,684      $26,103
                                                                                                 =======      =======

               See Notes to Statutory Basis Financial Statements

--------------------------------------------------------------------------------
5   STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2016
    and 2015

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

          Statements of Operations and Changes in Capital and Surplus

                                                                                           For the Years
                                                                                        Ended December 31,
                                                                                     ------------------------
                                                                                       2016     2015    2014
                                                                                     -------  -------  ------
Statements of Operations
Underwriting income:
Premiums earned                                                                      $ 6,052  $ 5,495  $5,593
                                                                                     -------  -------  ------
Underwriting deductions:
   Losses incurred                                                                     5,212    3,940   3,416
   Loss adjustment expenses                                                              267    1,032     733
   Other underwriting expenses                                                         1,875    1,686   1,674
                                                                                     -------  -------  ------
Total underwriting deductions                                                          7,354    6,658   5,823
                                                                                     -------  -------  ------
Net underwriting loss                                                                 (1,302)  (1,163)   (230)
                                                                                     -------  -------  ------
Investment gain:
   Net investment income earned                                                        1,187    1,209   1,188
   Net realized capital losses (net of capital gains tax expense: 2016 - $61;
     2015 - $15; 2014 - $53)                                                            (106)    (107)   (161)
                                                                                     -------  -------  ------
Net investment gain                                                                    1,081    1,102   1,027
                                                                                     -------  -------  ------
Net loss from agents' or premium balances charged-off                                    (36)     (19)     (1)
Other (expense)/ income                                                                  (20)      (5)    (11)
                                                                                     -------  -------  ------
Income (loss) after capital gains taxes and before federal income taxes                 (277)     (85)    785
Federal and foreign income tax benefit                                                   (34)     (10)    (23)
                                                                                     -------  -------  ------
Net income (loss)                                                                    $  (243) $   (75) $  808
                                                                                     =======  =======  ======

Changes in Capital and Surplus
------------------------------
Capital and surplus, as of December 31, previous year                                $ 6,641  $ 7,248  $5,092
   Adjustment to beginning surplus (Note 2)                                               66      (27)     (6)
                                                                                     -------  -------  ------
Capital and surplus, as of January 1,                                                  6,707    7,221   5,086
   Other changes in capital and surplus:
       Net income (loss)                                                                (243)     (75)    808
       Change in net unrealized capital losses (net of capital gains tax
         expense (benefit): 2016 - ($16); 2015 - ($40); 2014 - $8)                       (48)    (179)    (47)
       Change in net deferred income tax                                                 118       81    (391)
       Change in nonadmitted assets                                                     (157)     (45)    731
       Change in provision for reinsurance                                                (3)      27      (3)
       Capital contribution                                                              700      776   1,315
       Change in par value of common stock                                                --       --       9
       Dividends to stockholder                                                         (600)  (1,200)   (384)
       Foreign exchange translation                                                       22       58     123
       Change in statutory contingency reserve                                           (44)     (22)     --
       Other surplus adjustments                                                          (4)      (1)      1
                                                                                     -------  -------  ------
   Total changes in capital and surplus                                                 (259)    (580)  2,162
                                                                                     -------  -------  ------
Capital and Surplus, as of December 31,                                              $ 6,448  $ 6,641  $7,248
                                                                                     =======  =======  ======

               See Notes to Statutory Basis Financial Statements

--------------------------------------------------------------------------------
6 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2016, 2015 and 2014

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                           Statements of Cash Flows

                                                                                    Years Ended
                                                                                   December 31,
                                                                             ------------------------
                                                                               2016    2015     2014
                                                                             -------  ------  -------
Cash from Operations
   Premiums collected, net of reinsurance                                    $ 6,477  $5,676  $ 5,588
   Net investment income                                                         974   1,051    1,008
   Miscellaneous income (expense)                                                 17     (27)     (94)
                                                                             -------  ------  -------
   Sub-total                                                                   7,468   6,700    6,502
                                                                             -------  ------  -------
   Benefit and loss related payments                                           2,750   3,912    3,768
   Commission and other expense paid                                           2,236   2,510    2,427
   Federal and foreign income taxes paid (recovered)                               9       1      (17)
                                                                             -------  ------  -------
   Net cash provided from operations                                           2,473     277      324
                                                                             -------  ------  -------
Cash from Investments
Proceeds from investments sold, matured, or repaid:
   Bonds                                                                       5,646   5,222    5,593
   Stocks                                                                         35     186       17
   Mortgage loans                                                                118     272       43
   Other investments                                                           1,026     304      388
                                                                             -------  ------  -------
   Total proceeds from investments sold, matured, or repaid                    6,825   5,984    6,041
                                                                             -------  ------  -------
Cost of investments acquired:
   Bonds                                                                       7,584   4,245    6,010
   Stocks                                                                         59     251      360
   Mortgage loans                                                                871     440      583
   Other investments                                                           1,035   1,827      897
                                                                             -------  ------  -------
   Total cost of investments acquired                                          9,549   6,763    7,850
                                                                             -------  ------  -------
   Net cash used in investing activities                                      (2,724)   (779)  (1,809)
                                                                             -------  ------  -------
Cash from Financing and Miscellaneous Sources
   Capital contributions                                                          --      --        1
   Dividends to stockholder                                                       --    (914)    (150)
   Borrowed funds received                                                       216      30       --
   Intercompany (payments) receipts                                              (61)    565    1,991
   Net deposit activity on deposit-type contracts and other insurance            (24)      1      (10)
   Equities in underwriting pools and associations                               (27)    118       95
   Collateral deposit liability receipts (payments)                               50      (5)     (75)
   Other receipts (payments)                                                     111     111     (134)
                                                                             -------  ------  -------
   Net cash provided from (used in) financing and miscellaneous activities       265     (94)   1,718
                                                                             -------  ------  -------
Net change in cash and short-term investments                                     14    (596)     233
Cash and short-term investments
                                                                             -------  ------  -------
   Beginning of year                                                             131     727      494
                                                                             -------  ------  -------
   End of year                                                               $   145  $  131  $   727
                                                                             =======  ======  =======

Refer to Note 11D for description of non-cash items.

               See Notes to Statutory Basis Financial Statements


--------------------------------------------------------------------------------
7   STATEMENT OF CASH FLOW - for the years ended December 31, 2016, 2015 and
    2014

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

1. Organization and Summary of Significant Statutory Basis Accounting Policies
--------------------------------------------------------------------------------

A. Basis of Organization and Presentation
--------------------------------------------------------------------------------

Organization
--------------------------------------------------------------------------------

American Home Assurance Company ("the Company" or "American Home") is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. ("AIG PC US"), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. ("AIG PC"), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the "Ultimate Parent" or "AIG"). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the "Combined Pooling Agreement"), among the twelve companies listed below, collectively named the Combined Pool. Effective January 1, 2016, the Combined Pooling Agreement was amended and restated among the twelve member companies. The member companies of the Combined Pool, their National Association of Insurance Commissioners ("NAIC") company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile are as follows:

                                                                                NAIC     2016 Pool  2015 Pool    State of
Company                                                                     Company Code Percentage Percentage   Domicile
--------------------------------------------------------------------------- ------------ ---------- ---------- ----------
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)*     19445         30%        30%    Pennsylvania
American Home Assurance Company (American Home)                                19380         35%        30%      New York
Lexington Insurance Company (Lexington)                                        19437         30%        30%      Delaware
AIG Property Casualty Company (APCC)                                           19402          5%         5%    Pennsylvania
Commerce and Industry Insurance Company (C&I)                                  19410          0%         5%      New York
The Insurance Company of the State of Pennsylvania (ISOP)                      19429          0%         0%     Illinois**
New Hampshire Insurance Company (New Hampshire)                                23841          0%         0%      Illinois
AIG Specialty Insurance Company (Specialty)                                    26883          0%         0%      Illinois
AIG Assurance Company (Assurance)                                              40258          0%         0%     Illinois**
Granite State Insurance Company (Granite)                                      23809          0%         0%      Illinois
Illinois National Insurance Co. (Illinois National)                            23817          0%         0%      Illinois
AIU Insurance Company (AIU)                                                    19399          0%         0%      New York

*  Lead Company of the Combined Pool
** Companies were redomesticated to Illinois in 2016 from Pennsylvania in 2015.

Refer to Note 6 for additional information on the Combined Pool and the effects of the changes in the intercompany pooling arrangements (the "2016 Pooling Restructure Transaction") and Note 12 regarding changes in the pooling participation percentage effective January 1, 2017. The Company increased its participation percentage from 30% to 35% as a result of the 2016 Pooling Restructure Transaction.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing, partner organizations and the internet. There were no Managing Agents or Third party administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus of the Company for the years ending December 31, 2016, 2015, and 2014.

--------------------------------------------------------------------------------
8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State/ Location                                                                  2016 2015  2014
-------------------------------------------------------------------------------  ---- ---- -----
New York                                                                         $97  $ 47 $  28
United Arab Emirates****                                                          88   141    --
Florida                                                                           78    81    70
California***                                                                     70    --    --
Texas***                                                                          48    --    --
Indiana**                                                                         --    43    --
Foreign - Japan*                                                                  --    --  (444)

* 2014 includes the impact of a ($726) reserve transfer due to the 2014 Japan Branch Conversion which was presented as negative written premium in accordance with statutory presentation requirements (refer to Note 6D for more information)
**   Indiana is below 5% in 2016 & 2014
***  California & Texas were below 5% in 2015 & 2014
**** United Arab Emirates was below 5% in 2014

Basis of Presentation
--------------------------------------------------------------------------------

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY SAP"). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

Additionally, the financial statements include the Company's U.S. operations, its Japan, Dubai, Caribbean, Jamaica and Argentina branch operations and its participation in the American International Overseas Association (the "Association"), as described in Note 6.

The Company's financial information as of and for the years ended December 31, 2016, 2015 and 2014 have been presented in accordance with the terms of the Combined Pooling Agreement. Refer to Note 6 for additional information regarding the changes in the pooling percentages.

B. Permitted and Prescribed Practices
--------------------------------------------------------------------------------

NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY DFS") for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual ("NAIC SAP") have been adopted as a component of prescribed practices by the NY DFS. The Superintendent of the NY DFS (the "Superintendent") has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers' compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

Accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania ("PA SAP") has prescribed the availability of certain offsets in the calculation of the Provision for reinsurance, which offsets are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of the collection risk on certain of the Company's asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the commissioner with respect to the reinsurance recoverable balance from the original reinsurer.

In 2016 and 2014, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred other than via commutation as part of the updated and amended Combined Pooling Agreement transaction within paid losses rather than as premiums written and earned. The classification change has no effect on net income or surplus.

A similar permitted practice was received by the Company with respect to the presentation of consideration paid to Eaglestone Reinsurance Company ("Eaglestone") for loss portfolio transfers ("LPT") executed in 2015 and 2014.

--------------------------------------------------------------------------------
9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

As of and for the year ended December 31, 2016, the accompanying financial statements reflect the application of a permitted practice to recognize the effects of a retroactive aggregate excess of loss reinsurance agreement (the "ADC" or "Adverse Development Cover") entered into in January 2017 with National Indemnity Company ("NICO"), a subsidiary of Berkshire Hathaway,
Inc. In addition, the Company applied a permitted practice to record the impact of the ADC as prospective reinsurance in its December 31, 2016 financial statements. The ADC is more fully described in Note 12 herein. The permitted practice also allowed the Company to reflect the consideration as paid losses rather than a reduction in premiums earned. The surplus gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company's unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession.

The use of the aforementioned permitted and prescribed practices has not affected the Company's ability to comply with the NAIC's RBC and surplus requirements for the 2016 and 2015 reporting periods.

A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

                                                                                     SSAP # FS Ref  2016    2015    2014
                                                                                     ------ ------ ------  ------  ------
Net income (loss), NY SAP                                                                          $ (243) $  (75) $  808
State prescribed or permitted practices - addition (charge):
   Change in non-tabular discounting                                                  65      (a)     147      77      40
   Adverse Development Cover                                                          62R     (a)    (514)     --      --
   Present the consideration received/paid in relation to the loss reserves within
     paid losses                                                                      62R     (b)      --      --      --
                                                                                                   ------  ------  ------
Net income (loss), NAIC SAP                                                                        $ (610) $    2  $  848
                                                                                                   ------  ------  ------
Statutory surplus, NY SAP                                                                          $6,448  $6,641  $7,248
State prescribed or permitted practices--addition (charge):
   Non-tabular discounting                                                            65      (a)    (159)   (306)   (383)
   Credits for reinsurance                                                            62R     (c)      --      (4)    (40)
   Credits for collection risk on certain asbestos reinsurance recoveries             62R     (c)     (58)    (41)    (81)
   Adverse Development Cover                                                          62R     (d)    (514)     --      --
   Present the consideration received/paid in relation to the loss reserves within
     paid losses                                                                      62R     (b)      --      --      --
                                                                                                   ------  ------  ------
Statutory surplus, NAIC SAP                                                                        $5,717  $6,290  $6,744
                                                                                                   ------  ------  ------

(a)Impacts Reserves for losses and Loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.
(b)Impacts Losses incurred and Premiums earned within the Statements of Operations and Changes in Capital and Surplus.
(c)Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the Change in provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.
(d)Impacts Segregated Surplus within the Statements of Liabilities, Capital and Surplus

C. Use of Estimates in the Preparation of the Financial Statements
--------------------------------------------------------------------------------

The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company's accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

.. Reserves for losses and loss adjustment expenses ("LAE") including estimates and recoverability of the related reinsurance assets;

..  Legal contingencies;

..  Other than temporary impairment ("OTTI") losses on investments;

.. Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in capital and surplus; and

.. Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

--------------------------------------------------------------------------------
10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

These accounting estimates require the use of assumptions about matters, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company's statutory financial condition, results of operations and cash flows could be materially affected.

D. Accounting Policy Differences
--------------------------------------------------------------------------------

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("US GAAP"). NAIC SAP varies from US GAAP in certain respects, including:

-----------------------------------------------------------------------------------------------------------------
           Transactions                      NAIC SAP Treatment                      US GAAP Treatment
-----------------------------------------------------------------------------------------------------------------
Policy Acquisition Costs            Costs are immediately expensed and     Costs directly related to the
Principally brokerage commissions   are included in Other Underwriting     successful acquisition of new or
and premium taxes arising from the  Expenses, except for reinsurance       renewal insurance contracts are
issuance of insurance contracts.    ceding commissions received in excess  deferred and amortized over the term of the cost to acquire business which  of the related insurance coverage.
                                    are recognized as a deferred
                                    liability and amortized over the
                                    period of the reinsurance agreement.
-----------------------------------------------------------------------------------------------------------------
Unearned Premiums, Unpaid           Presented net of reinsurance           Presented gross of reinsurance with
Losses and Loss Expense             recoverable.                           corresponding reinsurance recoverable
Liabilities                                                                assets for ceded unearned premiums
                                                                           and reinsurance recoverable on unpaid
                                                                           losses, respectively.
-----------------------------------------------------------------------------------------------------------------
Retroactive reinsurance contracts   Gains and losses are recognized in     Gains are deferred and amortized over
                                    earnings immediately and surplus is    the settlement period of the ceded
                                    segregated to the extent pretax gains  claim recoveries. Losses are
                                    are recognized. Certain retroactive    immediately recognized in the
                                    affiliate or related party             Statements of Operations.
                                    reinsurance contracts are accounted
                                    for as prospective reinsurance if
                                    there is no gain in surplus as a
                                    result of the transaction.
-----------------------------------------------------------------------------------------------------------------
Investments in Bonds held as:       Investment grade securities (rated by  All available for sale investments
                                    NAIC as class 1 or 2) are carried at   are carried at fair value with
1)available for sale                amortized cost. Non-investment grade   changes in fair value, net of
                                    securities (NAIC rated 3 to 6) are     applicable taxes, reported in
2)fair value option                 carried at the lower of amortized      accumulated other comprehensive
                                    cost and fair value.                   income within shareholder's equity.

                                                                           Fair value option investments are
                                                                           carried at fair value with changes in
                                                                           fair value, net of applicable
                                                                           projected income taxes, reported in
                                                                           net investment income.
-----------------------------------------------------------------------------------------------------------------

Investments in Equity Securities    Carried at fair value with unrealized  Same treatment as available for sale
classified as:                      gains and losses reported, net of      investments in bonds.
                                    applicable taxes, in the Statement of
1)available for sale                Changes in Capital and Surplus.        Same treatment as fair value option
                                                                           investments in bonds.
2)fair value option
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
           Transactions                      NAIC SAP Treatment                      US GAAP Treatment
-----------------------------------------------------------------------------------------------------------------
Investments in Limited              Carried at the underlying US GAAP      If aggregate interests allow the
Partnerships, Hedge Funds and       equity with results from the           holding entity to exercise more than
Private Equity Interests            investment's operations recorded, net  minor influence (typically more than
                                    of applicable taxes, as Unrealized     3%), the investment is carried at Net
                                    gains (losses) directly in the         Asset Value ("NAV") with changes in
                                    Statements of Changes in Capital and   value recorded to net investment
                                    Surplus.                               income.

                                                                           Where the aggregate interests allow
                                                                           the entity to exercise only minor
                                                                           influence (typically less than 3%),
                                                                           the investment is recorded at NAV
                                                                           with changes in value recorded, net
                                                                           of tax, as a component of accumulated
                                                                           other comprehensive income in
                                                                           shareholder's equity.
-----------------------------------------------------------------------------------------------------------------
Investments in Subsidiary,          Subsidiaries are not consolidated.     Consolidation is required when there
Controlled and Affiliated Entities                                         is a determination that the
(SCAs)                              The equity investment in SCAs are      affiliated entity is a variable
                                    accounted for under the equity method  interest entity ("VIE") and the
                                    and recorded as Common stock           entity has a variable interest and
                                    investments. Dividends are recorded    the power to direct the activities of
                                    within Net Investment Income.          the VIE. The VIE assessment would
                                                                           consider various factors including
                                                                           limited partnership (LP) status and
                                                                           inherent rights of equity investors.

                                                                           Investments in SCAs that are voting
                                                                           interest entities (VOE) with majority
                                                                           voting rights are generally
                                                                           consolidated.

                                                                           Investments in SCAs where the holding
                                                                           entity exercises significant
                                                                           influence (generally ownership of>3%
                                                                           voting interests for LPs and similar
                                                                           entities and between 20 percent and
                                                                           50 percent for other entities) are
                                                                           recorded at equity value. The change
                                                                           in equity is included within
                                                                           operating income.
-----------------------------------------------------------------------------------------------------------------
Structured Settlements              Structured settlement annuities where  For structured settlements in which the claimant is the payee are treated  the reporting entity has not been
                                    as completed transactions (thereby     legally released from its obligation
                                    allowing for immediate gain            with the claimant (i.e. the reporting
                                    recognition), regardless of whether    entity remains the primary obligor),
                                    the reporting entity is the owner of   resulting gains are deferred and
                                    the annuity, subject to credit         amounts expected to be recovered from
                                    exposure in certain circumstances.     such annuities are recorded as assets.
-----------------------------------------------------------------------------------------------------------------
Statement of Cash Flows             Statutory Statements of Cash Flows     The Statements of Cash Flows can be
                                    must be presented using the direct     presented using the direct or
                                    method. Changes in cash, cash          indirect methods, however are
                                    equivalents, and short-term            typically presented using the
                                    investments and certain sources of     indirect method. Presentation is
                                    cash are excluded from operational     limited to changes in cash and cash
                                    cash flows. Non-cash items are         equivalents (short-term investments
                                    required to be excluded in the         are excluded). All non-cash items are
                                    statement of cash flows and should be  excluded from the presentation of
                                    disclosed accordingly.                 cash flows.
-----------------------------------------------------------------------------------------------------------------
Deferred Federal Income Taxes       Deferred income taxes are established  The provision for deferred income for the temporary differences between  taxes is recorded as a component of
                                    tax and book assets and liabilities,   income tax expense, as a component of
                                    subject to limitations on              the Statement of Operations, except
                                    admissibility of tax assets.           for changes associated with items
                                                                           that are included within other
                                    Changes in deferred income taxes are   comprehensive income where such items
                                    recorded within capital and surplus    are recorded net of applicable income
                                    and have no impact on the Statement    taxes.
                                    of Operations.

--------------------------------------------------------------------------------
12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
            Transactions                       NAIC SAP Treatment                      US GAAP Treatment
-------------------------------------------------------------------------------------------------------------------
Statutory Adjustments                 Certain asset balances are designated  All assets and liabilities are
(applied to certain assets including  as nonadmitted, are excluded from the  included in the financial statements.
goodwill, furniture and equipment,    Statement of Admitted Assets and are   Provisions for uncollectible
deferred taxes in excess of           reflected as deductions from capital   receivables are established as
limitations, prepaid expenses,        and surplus.                           valuation allowances and are
overdue receivable balances and                                              recognized as expense within the
unsecured reinsurance amounts)        A Provision for reinsurance is         Statement of Operations.
                                      established for unsecured reinsurance
                                      amounts recoverable from unauthorized
                                      and certain authorized reinsurers
                                      with a corresponding reduction to
                                      Unassigned surplus.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

--------------------------------------------------------------------------------
E. Significant Statutory Accounting Policies
--------------------------------------------------------------------------------

Premiums
--------------------------------------------------------------------------------

Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method.

Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12-month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12-month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and deducted from Unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience, based upon historical ratios of retrospectively rated loss development and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums ("Net written premiums") that were subject to retrospective rating features as of December 31, 2016, 2015 and 2014 were as follows:

Years ended December 31,                                        2016  2015  2014
------------------------                                        ----  ----  ----
Net written premiums subject to retrospectively rated premiums  $ 72  $ 83  $112
Percentage of total net written premiums                         1.1%  1.5%  2.1%
                                                                ====  ====  ====

--------------------------------------------------------------------------------
13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

As of December 31, 2016 and 2015, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts were $595 and $586, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $62 and $80 as of December 31, 2016 and 2015, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $13 and $14 as of December 31, 2016 and 2015, respectively.

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (such deductibles are referred to as "reserve credits"). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies' insurance obligations. As of December 31, 2016 and 2015, the amounts of offsetting reserve credits on unpaid claims, recoverable on paid claims and nonadmitted balances were:

December 31,                       2016   2015
------------                      ------ ------
Reserve credits on unpaid claims  $4,468 $3,747
Recoverable on paid claims            72     74
Nonadmitted balance                   15     19
                                  ====== ======

Deposit Accounting
--------------------------------------------------------------------------------

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued
(i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self-insurance, or
(iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities and deposit liabilities - funds held are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

Premium Deficiency
--------------------------------------------------------------------------------

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. As of December 31, 2016 and 2015, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance
--------------------------------------------------------------------------------

Transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Other Income within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from retroactive reinsurance which is a component of Capital and surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from retroactive reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by as respects such retroactive reinsurance transaction. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. For each agreement, the reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

--------------------------------------------------------------------------------
14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

To the extent that the transfer of loss and LAE reserves is between affiliated entities and neither entity records a gain or loss, the transaction is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs
--------------------------------------------------------------------------------

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance
--------------------------------------------------------------------------------

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. Amounts deemed uncollectible are reduced, with the required statutory basis provision for reinsurance deducted from surplus and reflected as the Provision for reinsurance liability. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty. PA SAP is applied in the determination of the Company's Provision for reinsurance.

Reserves for Losses and Loss Adjustment Expenses
--------------------------------------------------------------------------------

Reserves for case, IBNR and LAE losses are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers' compensation reserves are discounted in accordance with NY DFS statutes; see Note 5 for further details.

Structured Settlements
--------------------------------------------------------------------------------

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2016 there were no incurred losses, there has been no default by any of the participating life insurers and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee. Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, or incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies were $1,335 as of December 31, 2016.

As of December 31, 2016, the Company had annuities with aggregate statement values in excess of one percent of its policyholders' surplus with life insurer affiliates as follows:

                                                                                    Licensed in
Life Insurance Company                                            State of Domicile  New York   Statement Value
----------------------                                            ----------------- ----------- ---------------
The United States Life Insurance Company in the City of New York      New York          Yes          $837
American General Life Insurance Company of Delaware                   Delaware          No            281
American General Life Insurance Company                                Texas            No            159

--------------------------------------------------------------------------------
15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Fair Value of Financial Instruments
--------------------------------------------------------------------------------

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace as discussed below:

..  Level 1: Fair value measurements that are based upon quoted prices
   (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value. The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

.. The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office ("NAIC IAO").

.. The fair value of derivatives are determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

.. The carrying value of all other financial instruments approximates fair value.

Cash Equivalents and Short Term Investments
--------------------------------------------------------------------------------

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

--------------------------------------------------------------------------------
16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Bonds (including Loan Backed and Structured Securities)
--------------------------------------------------------------------------------

Loan-backed and structured securities ("LBaSS") include residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and asset-backed securities ("ABS"), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of "1" or "2" (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of "3", "4", "5", "5*", "6" or "6*" (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed and have not received a designation in over a year, from the NAIC IAO, are assigned a 6* designation and carried at zero, with unrealized losses charged to surplus. Bond and LBaSS securities that have been filed and received a 6* designation can carry a value greater than zero. Bond and LBaSS securities are assigned a 5* designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities ("MBS") and ABS prepayment assumptions were obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Mortgage Loans
--------------------------------------------------------------------------------

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks
--------------------------------------------------------------------------------

Perpetual preferred stocks with an NAIC rating of "P1" or "P2", having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of "RP1" or "RP2", which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an NAIC rating of "3" through "6" are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities
--------------------------------------------------------------------------------

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains(losses) in Unassigned surplus, or as realized losses in the event a decline in value is determined to be other than temporary.

Investments in subsidiaries and affiliated companies
--------------------------------------------------------------------------------

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any nonadmitted amounts). The Company's share of undistributed earnings and losses of affiliates is recorded as Unrealized gains (losses) in Unassigned surplus.

--------------------------------------------------------------------------------
17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Investments in joint ventures, partnerships and limited liability companies
--------------------------------------------------------------------------------

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as Unrealized gains(losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as Unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

Derivatives
--------------------------------------------------------------------------------

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as Unrealized gains(losses) in Unassigned surplus.

Net investment income and gain/loss
--------------------------------------------------------------------------------

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment
--------------------------------------------------------------------------------

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered a candidate for OTTI evaluation if it meets any of the following criteria:

.. The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;

..  Fundamental credit risk of the issuer exists; and/or

..  Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected regardless of management's ability or intent to hold the security.

--------------------------------------------------------------------------------
18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

.. If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;

.. If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

.. If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

..  If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered candidates for OTTI. OTTI factors that are periodically considered include:

.. If an order of liquidation or other fundamental credit issues with the partnership exists;

.. If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

.. If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

.. If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Equities in Pools & Associations
--------------------------------------------------------------------------------

The Company accounts for its participation in the Association by recording its participation in

..  net premium participation as gross premium;

.. the underwriting and net investment income results in the Statements of Operations and Changes in Capital and Surplus;

..  insurance and reinsurance balances in the Statements of Admitted Assets;

.. all other non-insurance assets and liabilities recorded as Equities in Underwriting Pools and Associations in the Statements of Admitted Assets; and

..  all Association business activity is reflected within the Statements of Cash
   Flows.

Foreign Currency Transactions
--------------------------------------------------------------------------------

Foreign currency denominated assets and liabilities and the results of non-U.S. operations are translated into U.S. dollars using rates of exchange prevailing at the period end date with the related translation adjustments recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Capital and Surplus. All other realized gains and losses resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Other Income in the Statements of Operations.

Retirement Plans, Deferred Compensation, Postemployment Benefits and
Compensated Absences and Other Postretirement Benefit Plans
--------------------------------------------------------------------------------

The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

In August 2015, AIG amended the defined benefit pension plans, to freeze benefit accruals effective January 1, 2016. Consequently, these plans were closed to new participants and current participants ceased earning additional benefits as of December 31, 2015. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG and its subsidiaries.

--------------------------------------------------------------------------------
19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

AIG sponsors various defined contribution plans that provide for pre-tax salary reduction contributions by its U.S. employees. The most significant plan is the AIG Incentive Savings Plan, to which the Company makes matching contributions of 100 percent of the first six percent of employee contributions, subject to Internal Revenue Service imposed limitations. Effective January 1, 2016, participants began receiving an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service ("IRS")-imposed limitations.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2016, 2015 and 2014 of $10, $5 and $11, respectively.

Depreciation
--------------------------------------------------------------------------------

Certain assets, principally electronic data processing ("EDP") equipment, software and leasehold improvements are designated as nonadmitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement.

Income Taxes
--------------------------------------------------------------------------------

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the "Tax Sharing Agreement") with AIG, approved by the Company's Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

..  The sections of the Internal Revenue Code relating to Alternative Minimum
   Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;

..  The impact of Deferred Intercompany Transactions (as defined in Treas. Reg.
   (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

In 2014, the Company, modified the Tax Sharing Agreement which clarified certain tax attributes related to the 2013 Association distribution of AIG Europe Holdings Limited's ("AEHL") shares. The gain resulting from the transfer was treated as currently taxable and the Company's resulting tax liability was waived in the form of a deemed capital contribution. As a result, the Company recognized a benefit to statutory surplus of $21. The NY DFS responded to the informational submissions with no objection.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments ("TAAAs") shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In 2014, the Company settled for cash certain tax payables and receivables with AIG. Such payables and receivables related to TAAAs that were reflected in an amended federal income tax return filing for the tax years 2007 to 2011, which was filed with the ("IRS").

--------------------------------------------------------------------------------
20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2016, the Company's separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

Deferred Taxes
--------------------------------------------------------------------------------

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

.. the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

..  the sustainability of recent operating profitability of our subsidiaries;

.. the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

.. the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and,

.. prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. Accounting Adjustments to Statutory Basis Financial Statements
--------------------------------------------------------------------------------

A. Change in Accounting Principles
--------------------------------------------------------------------------------

2016 Changes
--------------------------------------------------------------------------------

In 2016, the Company adopted the following change in the Statements of Statutory Accounting Principles ("SSAP")::

Going Concern: In June 2015, the Statutory Accounting Principles Working Group adopted changes to SSAP No.1, Disclosures of Accounting Policies, Risks & Uncertainties, and Other Disclosures ("SSAP 1"), with a December 31, 2016 effective date, requiring management to evaluate whether there are conditions that give rise to substantial doubt over the Company's ability to continue as a going concern within one year from the financial statement issuance date. Conditions that would give rise to substantial doubt ordinarily relate to the Company's ability to meet its obligations as they become due. If substantial doubt arises over the Company's ability to continue as a going concern, the Company shall provide disclosure detailing management's evaluation and the consideration of management's plans to alleviate any substantial doubt. The adoption of this change did not have an effect on the Company's financial condition, results of operations or cash flows.

2015 Changes
--------------------------------------------------------------------------------

In 2015, the Company adopted the following change in the SSAP:

Cash Flow: In March 2015, the Statutory Accounting Principles Working Group adopted revisions to SSAP No. 69, Statement of Cash Flow ("SSAP 69"), with a December 31, 2015 effective date to clarify cash flow shall include cash, cash equivalents and short-term investments. Disclosure of non-cash items affecting assets and liabilities was expanded to include non-cash operating items in addition to financing and investing items. The Company has adopted and applied these revisions in the 2015 Statements of Cash Flows and related disclosures.

--------------------------------------------------------------------------------
21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


2014 Changes
--------------------------------------------------------------------------------

In 2014, the Company adopted the following changes in the SSAP:

Affordable Care Act Assessments: In June 2014, the NAIC issued SSAP No. 106, Affordable Care Act Assessments ("SSAP 106"), which provides accounting and disclosure guidance related to assessments on entities that issue health insurance. Under the Affordable Care Act ("ACA"), an assessment becomes payable to the U.S. Treasury once a health insurer provides health insurance for any subject U.S. health risk during the calendar year, in an amount based upon the amount of health insurance provided by such company in the prior year. Under SSAP 106, the amount of the assessment shall be expensed and recognized as a liability once the entity provides qualifying health insurance. Additionally, the guidance requires the recognition in Special Surplus, as a reclassification from Unassigned Surplus, of an amount equal to its estimated subsequent fee year assessment based upon the health insurance written in the current year. The special surplus is restored to unassigned surplus in the following year, when the health insurer recognizes the expense for the assessment.

Risk-Sharing Provisions: In December 2014, the NAIC issued SSAP No. 107, Accounting for the Risk-Sharing Provisions of the Affordable Care Act. This statement provides accounting guidance for the Risk Adjustment Program, the Transitional Reinsurance Program, and the Transitional Risk Corridor Program of the ACA. While the Company participates in the health insurance market and is subject to certain provisions of the ACA, such as the assessment described above, with the exception of the industry-wide assessment on health insurers to fund the Transitional Reinsurance Program, the Company's health insurance policies are not subject to the risk sharing provisions of the ACA. The impact of the guidance on the Company relates solely to the treatment of Transitional Reinsurance Program assessment.

B. Adjustments to Surplus
--------------------------------------------------------------------------------

During 2016, 2015 and 2014 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $66, $(27) and $(6), respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors ("SSAP 3"), the corrections of errors have been reported in the 2016, 2015 and 2014 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2016 corrections would have increased the 2015 and 2014 pre-tax income by $61 and $50, respectively. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2016, 2015 and 2014 is presented in the following tables:

                                                    Policyholders' Total Admitted
2016 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2015                            $6,641        $26,103          $19,462
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        42             42               --
   Liability corrections                                    (3)            --                3
   Income tax corrections                                   27             27               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus          66             69                3
                                                        ------        -------          -------
Balance at January 1, 2016 as adjusted                  $6,707        $26,172          $19,465
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of a) an increase due to an overcharge of claims service fees related to an internally developed system; partially offset by b) a decrease due to understatement of the prior year expense allocation; and c) a decrease related to unsupported ceded premiums.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase due to ceded losses recorded without consideration of contract limits; b) an increase due to recording of unsupported ceded Unearned Premium reserves; and c) an increase resulting from losses understated on certain client accounts; partially offset by d) a decrease related to an overstatement of profit share between AIG PC Pool companies and AIG Warranty Guard Agency.

Income tax corrections - The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

--------------------------------------------------------------------------------
22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                                                    Policyholders' Total Admitted
2015 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2014                            $7,248        $26,408          $19,160
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        (1)            (1)              --
   Liability corrections                                   (27)            --               27
   Income tax corrections                                    1              1               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus         (27)            --               27
                                                        ------        -------          -------
Balance at January 1, 2015 as adjusted                  $7,221        $26,408          $19,187
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total admitted assets is primarily the result of a) a decrease in accrued retrospective premiums resulting from an overstatement of an accrual; b) a decrease in amounts recoverable from reinsurers due to the correction of a coding error; and c) a decrease in other assets due to a reduction of deductible recoverables on programs where the aggregate loss limits were already met; partially offset by d) an increase in deferred premiums due to unrecorded fee revenue; and e) an increase in equities and deposits in pools and associations resulting from a duplication in the expenses recorded.

Liability corrections -increase in total liabilities is primarily the result of
a) an increase in losses due to data remediation in addition to certain claims that were not adequately reserved; and b) corrections to the state tax payable account; partially offset by c) a decrease in other expenses and payable to parent, subsidiaries and affiliates due to the overstatement of prior year end expense accruals; d) decrease in taxes, licenses, and fees related to amounts improperly reflected; and e) a decrease in funds held by company under reinsurance treaties and unearned premiums due to data remediation.

Income tax corrections -The increase in the tax assets is primarily the result of the tax effect of the corresponding asset and liability corrections, as well as partnership basis adjustments.

                                                    Policyholders' Total Admitted
2014 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2013                            $5,092        $23,671          $18,579
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        59             59               --
   Liability corrections                                   (71)            --               71
   Income tax corrections                                    6              6               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus          (6)            65               71
                                                        ------        -------          -------
Balance at January 1, 2014 as adjusted                  $5,086        $23,736          $18,650
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in total admitted assets is the result of a) an increase in reinsurance recoverable related to the reversal of an accrued liability; b) an adjustment of an intangible asset resulting from the sale of the Canadian Branch of American Home Assurance Company; c) an increase in admitted assets due to Association's underutilization of reserves to offset the aged premium receivable in their nonadmitted penalty determination; partially offset by d) a decrease in reinsurance recoverable due to an increase in the related contingency reserve; and e) a decrease in reinsurance recoverable on paid losses related to miscoded ceded reinsurance.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in loss reserves resulting from errors identified during the completion of a reserve substantiation study, b) an increase in IBNR related to asbestos business and in the calculation of the insolvent and commute estimate, c) an increase in taxes, licenses, and fees related to workers' compensation surcharges, d) an increase in ceded reinsurance premiums payable resulting from unrecorded profit commission, e) an increase in intercompany payables due to prior year costs incurred from the development of a claims systems; and f) an increase to the unpaid loss reserves resulting from miscoded ceded reinsurance on a facultative claim; partially offset by g) a correction to the historical loss provision for balances previously charged off.

--------------------------------------------------------------------------------
23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Income tax corrections - The decrease in taxes is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

3. Investments
--------------------------------------------------------------------------------

A. Bond Investments
--------------------------------------------------------------------------------

The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2016 and 2015 are outlined in the table below:

                                                                                       Gross      Gross
                                                                            Carrying Unrealized Unrealized  Fair
As of December 31, 2016:                                                     Value     Gains      Losses    Value
------------------------                                                    -------- ---------- ---------- -------
U.S. governments                                                            $   161     $  5      $  --    $   166
All other governments                                                           297        2         (5)       294
States, territories and possessions                                           1,222       50        (11)     1,261
Political subdivisions of states, territories and possessions                 1,275       45        (11)     1,309
Special revenue and special assessment obligations and all non- guaranteed
  obligations of agencies and authorities and their political subdivisions    5,137      115        (71)     5,181
Industrial and miscellaneous                                                 10,761      436       (111)    11,086
                                                                            -------     ----      -----    -------
Total                                                                       $18,853     $653      $(209)   $19,297
                                                                            =======     ====      =====    =======

                                                                                                     Gross      Gross
                                                                                          Carrying Unrealized Unrealized  Fair
As of December 31, 2015:                                                                   Value     Gains      Losses    Value
------------------------                                                                  -------- ---------- ---------- -------
U.S. governments                                                                          $   180     $  8      $  --    $   188
All other governments                                                                         186        2         (3)       185
States, territories and possessions                                                         1,058       67         --      1,125
Political subdivisions of states, territories and possessions                               1,284       52         --      1,336
Special revenue and special assessment obligations and all non-guaranteed obligations of
  agencies and authorities and their political subdivisions                                 3,761      170         (2)     3,929
Industrial and miscellaneous                                                                9,870      435       (126)    10,179
                                                                                          -------     ----      -----    -------
Total                                                                                     $16,339     $734      $(131)   $16,942
                                                                                          =======     ====      =====    =======

The carrying values and fair values of bonds at December 31, 2016, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                        Carrying  Fair
December 31, 2016                        Value    Value
-----------------                       -------- -------
Due in one year or less                 $   224  $   224
Due after one year through five years     3,241    3,345
Due after five years through ten years    2,582    2,619
Due after ten years                       4,206    4,228
Structured securities                     8,608    8,888
                                        -------  -------
   Total bonds                          $18,861  $19,304
                                        =======  =======

--------------------------------------------------------------------------------
24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

B. Mortgage Loan Investments
--------------------------------------------------------------------------------

The minimum and maximum lending rates for mortgage loans during 2016 were:

                     Minimum        Maximum
Category          Lending Rate % Lending Rate %
--------          -------------- --------------
Retail                 2.9%           4.9%
Office                 3.8%           4.7%
Industrial             3.6%           4.1%
Multi-Family           3.4%           5.2%
Hotel/Motel            4.4%           4.7%
Other Commercial       6.5%           6.5%
                       ===            ===

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was
73.77 percent. All of the mortgage loans were in good standing as of December 31, 2016. The Company did not have any advanced amounts for taxes or assessments. The following table details an analysis of mortgage loans as of December 31, 2016 and 2015:

                                 Residential            Commercial
                              ----------------- ---------------------------
                         Farm Insured All Other Insured All Other Mezzanine Total
                         ---- ------- --------- ------- --------- --------- ------
2016
   Recorded Investment
   Current               $--    $--      $--      $--    $1,895      $--    $1,895
2015
   Recorded Investment
   Current               $--    $--      $--      $--    $1,185      $--    $1,185
                         ===    ===      ===      ===    ======      ===    ======

C. Loan-Backed and Structured Investments
--------------------------------------------------------------------------------

The Company did not record any non-credit other than temporary impairment losses during 2016 for loan-backed and structured securities.

As of December 31, 2016, the Company held loan-backed and structured securities for which it recognized $28 of credit-related OTTI during 2016 based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Aggregate unrealized losses:
                                                                    Less than 12 Months  $   65
                                                                    12 Months or longer  $   27
Aggregate related fair value of securities with unrealized losses:
                                                                    Less than 12 Months  $2,681
                                                                    12 Months or longer  $  475

The Company held structured notes as of December 31, 2016 with a total carrying value of $81. There were no structured notes held as of December 31, 2016 which were considered mortgage-referenced securities.

--------------------------------------------------------------------------------
25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

D. Unrealized losses
--------------------------------------------------------------------------------

The fair value of the Company's bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2016 and 2015 are set forth in the table below:

                                                                Less than 12 Months   12 Months or Longer          Total
December 31, 2016                                              --------------------  --------------------  --------------------
                                                                          Unrealized            Unrealized            Unrealized
Description of Securities                                      Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------                                      ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                                 $    9     $  --      $   --      $ --      $    9     $  --
All other governments                                               179        (6)         18        (1)        197        (7)
States, territories and possessions                                 325       (11)         --        --         325       (11)
Political subdivisions of states, territories and possessions       433       (11)         --        --         433       (11)
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities
  and their political subdivisions                                2,056       (71)         --        --       2,056       (71)
Industrial and miscellaneous                                      3,175       (73)        800       (50)      3,975      (123)
                                                                 ------     -----      ------      ----      ------     -----
Total bonds                                                       6,177      (172)        818       (51)      6,995      (223)
                                                                 ------     -----      ------      ----      ------     -----
Affiliated                                                           --        --         222       (41)        222       (41)
Non-affiliated                                                       --        --          --        --          --        --
                                                                 ------     -----      ------      ----      ------     -----
Total common stocks                                                  --        --         222       (41)        222       (41)
                                                                 ------     -----      ------      ----      ------     -----
Preferred stocks                                                     17        --          --        --          17        --
                                                                 ------     -----      ------      ----      ------     -----
Total stocks                                                         17        --         222       (41)        239       (41)
                                                                 ------     -----      ------      ----      ------     -----
Total bonds and stocks                                           $6,194     $(172)     $1,040      $(92)     $7,234     $(264)
                                                                 ======     =====      ======      ====      ======     =====

                                                                Less than 12 Months   12 Months or Longer          Total
December 31, 2015                                              --------------------  --------------------  --------------------
                                                                          Unrealized            Unrealized            Unrealized
Description of Securities                                      Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------                                      ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                                 $    8     $  --      $   --      $ --      $    8     $  --
All other governments                                               102        (8)          2        --         104        (8)
States, territories and possessions                                  20        --          --        --          20        --
Political subdivisions of states, territories and possessions         8        --          --        --           8        --
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities and
  their political subdivisions                                      223        (2)         --        --         223        (2)
Industrial and miscellaneous                                      2,906      (100)        763       (63)      3,669      (163)
                                                                 ------     -----      ------      ----      ------     -----
Total bonds                                                       3,267      (110)        765       (63)      4,032      (173)
                                                                 ------     -----      ------      ----      ------     -----
Affiliated                                                          139       (36)         24        (5)        163       (41)
Total common stocks                                                 139       (36)         24        (5)        163       (41)
                                                                 ------     -----      ------      ----      ------     -----
Total stocks                                                        139       (36)         24        (5)        163       (41)
                                                                 ------     -----      ------      ----      ------     -----
Total bonds and stocks                                           $3,406     $(146)     $  789      $(68)     $4,195     $(214)
                                                                 ======     =====      ======      ====      ======     =====

--------------------------------------------------------------------------------
26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

E. Realized Gains(Losses)
--------------------------------------------------------------------------------

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2016, 2015 and 2014 were as follows:

Years ended December 31         2016               2015               2014
-----------------------  ------------------ -----------------  -----------------
                                   Equity             Equity             Equity
                          Bonds  Securities  Bonds  Securities  Bonds  Securities
                         ------  ---------- ------  ---------- ------  ----------
Proceeds from sales      $3,895     $34     $3,176     $178    $2,737     $21
Gross realized gains         83      12         61        2        78       5
Gross realized losses       (48)     --        (34)      (3)      (14)     (1)

F. Derivative Financial Instruments
--------------------------------------------------------------------------------

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps, and currency forwards and futures to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company's exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

The currency and interest rate derivatives do not qualify for hedge accounting. As a result, the Company's currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses in the Statements of Operations and Changes in Capital and Surplus until the derivative expires at which time the related unrealized amounts are recognized in Realized capital gains(losses).

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2016 and 2015.

                                                             Year ended
                                   December 31, 2016      December 31, 2016
                                 ---------------------  ---------------------
                                                                   Unrealized
                                 Outstanding             Realized   capital
                                  Notional     Fair       gains/     gains/
Derivative Financial Instrument    Amount      Value     (losses)   (losses)
-------------------------------  ----------- ---------  ---------  ----------
Swaps                            $      860  $      28  $      51  $      11
Forwards                                112         (3)        (7)        --
                                 ----------  ---------  ---------  ---------
Total                            $      972  $      25  $      44  $      11
                                 ==========  =========  =========  =========

--------------------------------------------------------------------------------
27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                                                           Year ended
                                  December 31, 2015    December 31, 2015
                                 -------------------  -------------------
                                                                Unrealized
                                 Outstanding          Realized   capital
                                  Notional    Fair     gains/     gains/
Derivative Financial Instrument    Amount     Value   (losses)   (losses)
-------------------------------  ----------- -------  --------  ----------
Swaps                            $    1,063  $    16  $    (12)  $    16
Forwards                                177       (3)        3        (3)
                                 ----------  -------  --------   -------
Total                            $    1,240  $    13   $    (9)  $    13
                                 ==========  =======  ========   =======

G. Other Invested Assets
--------------------------------------------------------------------------------

During 2016, 2015 and 2014, the Company recorded OTTI impairment losses on investments in joint ventures and partnerships of $66, $52, and $14, respectively.

H. Investment Income
--------------------------------------------------------------------------------

The Company had no accrued investment income receivables over 90 days past due. Investment expenses of $33, $32 and $24 were included in Net Investment Income for the years ended December 31, 2016, 2015 and 2014, respectively.

I. Restricted Assets
--------------------------------------------------------------------------------

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $1,437 and $726 as of December 31, 2016 and 2015, respectively.

4. Fair Value of Financial Instruments
--------------------------------------------------------------------------------

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2016 and 2015:

2016                                               Level 1 Level 2 Level 3 Total
----                                               ------- ------- ------- -----
Bonds                                               $ --    $255     $66   $321
Common stocks                                         99      --      21    120
Derivative asset                                      --      29      --     29
Derivative liabilities                                --      (4)     --     (4)
Mutual funds                                           3      --      --      3
                                                    ----    ----     ---   ----
Total                                               $102    $280     $87   $469
                                                    ====    ====     ===   ====

2015                                               Level 1 Level 2 Level 3 Total
----                                               ------- ------- ------- -----
Bonds                                               $ --    $433     $56   $489
Common stocks                                         33      --      --     33
Derivative asset                                      --      22      --     22
Derivative liabilities                                --      (9)     --     (9)
                                                    ----    ----     ---   ----
Total                                               $ 33    $446     $56   $535
                                                    ====    ====     ===   ====

There were no assets carried at fair value that were transferred between Level 1 and Level 2 during 2016 and 2015.

--------------------------------------------------------------------------------
28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

A. Fair Value Measurements in Level 3 of the Fair Value Hierarchy
--------------------------------------------------------------------------------

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2016 and 2015.

                                                                              Purchases,
               Beginning                             Total gains Total gains    Sales,
               Balance at                             (losses)    (losses)    Issuances,   Balance at
               January 1,  Transfers   Transfers out included in included in Settlements, December 31,
2016              2016    into Level 3  of Level 3   Net Income    Surplus       Net          2016
----           ---------- ------------ ------------- ----------- ----------- ------------ ------------
Bonds             $56         $45          $(68)         $6          $(1)        $28          $66
Common stocks      --          --            --           2           --          19           21
                  ---         ---          ----          --          ---         ---          ---
Total             $56         $45          $(68)         $8          $(1)        $47          $87
                  ===         ===          ====          ==          ===         ===          ===

For the year ended December 31, 2016, bonds of $45 transferred into Level 3 during 2016 because of a lack of observable market data due to a decrease in market activity for these activities. Bond Balance of $68 transferred out of Level 3 because observable market data became available for these securities.

                                                                            Purchases,
             Beginning                             Total gains Total gains    Sales,
             Balance at                             (losses)    (losses)    Issuances,   Balance at
             January 1,  Transfers   Transfers out included in included in Settlements, December 31,
2015            2015    into Level 3  of Level 3   Net Income    Surplus       Net          2015
----         ---------- ------------ ------------- ----------- ----------- ------------ ------------
Bonds           $122        $71          $(124)        $ 2         $ 5         $(20)        $56
Derivatives        8         --             --          --          (4)          (4)         --
                ----        ---          -----         ---         ---         ----         ---
Total           $130        $71          $(124)        $ 2         $ 1         $(24)        $56
                ====        ===          =====         ===         ===         ====         ===

For the year ended December 31, 2015, bonds of $124 which are no longer carried at fair value, were transferred out of Level 3. Bond balances of $71 were transferred into Level 3 and carried at fair value during 2015. Prior to the transfer, the securities were Level 3 but not carried at fair value. There were no bonds or common stocks carried at fair value transferred into/out of Level 3 originating in Levels 1 or 2.

There were no derivative balances transferred into/out of Level 3 during 2015.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets.

           Fair Value at December 31,
                      2016            Valuation Technique  Unobservable Input Range (Weighted Average)
           -------------------------- -------------------- ------------------ ------------------------
Assets:
   Bonds              $40             Discounted cash flow       Yield         4.91% - 5.67% (5.29%)
                      ===             ====================       =====         =====================

--------------------------------------------------------------------------------
29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

B. Fair Value of all Financial Instruments
--------------------------------------------------------------------------------

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2016 and 2015:

                           Aggregate Fair                                          Not Practicable
December 31, 2016              Value      Admitted Assets Level 1 Level 2  Level 3  (Carry Value)
-----------------          -------------- --------------- ------- -------  ------- ---------------
Bonds                         $19,297         $18,853      $ --   $15,636  $3,661        $--
Common stock                      139             139        99        19      21         --
Derivatives - assets               29              29        --        29      --         --
Derivatives - liabilities          (4)             (4)       --        (4)     --         --
Mortgage loans                  1,893           1,895        --        --   1,893         --
Mutual funds                        3               3         3        --      --         --
Preferred stock                    49              49        --        49      --         --
Short term investments             14              14        11         3      --         --
                              -------         -------      ----   -------  ------        ---
Total                         $21,420         $20,978      $113   $15,732  $5,575        $--
                              =======         =======      ====   =======  ======        ===

                           Aggregate Fair                                          Not Practicable
December 31, 2015              Value      Admitted Assets Level 1 Level 2  Level 3  (Carry Value)
-----------------          -------------- --------------- ------- -------  ------- ---------------
Bonds                         $16,942         $16,339      $ --   $13,746  $3,196        $--
Common stock                       41              41        33         8      --         --
Derivatives - assets               22              22        --        22      --         --
Derivatives - liabilities          (9)             (9)       --        (9)     --         --
Mortgage loans                  1,194           1,185        --        --   1,194         --
Preferred Stocks                   33              34        --        33      --         --
Short term investments             36              36        25        11      --         --
                              -------         -------      ----   -------  ------        ---
Total                         $18,259         $17,648      $ 58   $13,811  $4,390        $--
                              =======         =======      ====   =======  ======        ===

5. Reserves for Losses and Loss Adjustment Expenses
--------------------------------------------------------------------------------

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2016, 2015 and 2014, is set forth in the table below:

                                                    2016     2015     2014
                                                  -------  -------  -------
Reserves for losses and LAE, end of prior year    $13,171  $13,429  $12,445
Incurred losses and LAE related to:
   Current accident year                            4,377    3,776    3,958
   Prior accident year                              1,102    1,196      191
                                                  -------  -------  -------
   Total incurred losses and LAE                  $ 5,479  $ 4,972  $ 4,149
                                                  -------  -------  -------
Paid losses and LAE related to:
   Impact of pooling restructure transaction           --       --    1,563
   Current accident year                           (1,123)    (980)  (1,034)
   Prior accident year                             (5,317)  (4,250)  (3,694)
                                                  -------  -------  -------
   Total paid losses and LAE                       (6,440)  (5,230)  (3,165)
                                                  -------  -------  -------
Reserves for losses and LAE, end of current year  $12,210  $13,171  $13,429
                                                  =======  =======  =======

For 2016, the Company reported adverse loss and LAE net reserve development of $1,102 which includes a loss reserve discount of $152 due to accretion. The adverse development is comprised mainly of development on the Primary Workers Compensation class of business of $669, the Primary General Liability class of business of $270, the Excess Casualty class of business of $268, the Medical Malpractice class of business of $152, the Primary Commercial Auto class of business of $123, and the Programs class of business of $131. In addition, favorable prior year loss development on retrospectively rated policies was $12 as of December 31, 2016, which was offset by additional return premiums. Original estimates are adjusted as additional information becomes known regarding individual claims. As a result of the ADC, there was $514 of prior year development (net of discount) ceded to NICO. Refer to Notes 1 and 12 for further details regarding this transaction.

--------------------------------------------------------------------------------
30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

For 2015, the Company reported adverse loss and LAE net reserve development of $1,196 which includes a loss reserve discount charge of $78 due to accretion. The adverse development is comprised of development on the Excess Casualty class of business of $457, the Primary Casualty class of business of $338, the Healthcare class of business of $143. Original estimates are increased or decreased, as additional information becomes known regarding individual claims. Included in this increase is $15 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2015, which was offset by additional premiums.

For 2014, the Company reported adverse loss and LAE net reserve development of $191, which includes a loss reserve discount benefit of $15 due to changes in the payout pattern assumptions, accretion, as well as the impact of the Combined Pooling Agreement (Note 6). The adverse development is comprised of development on the Excess Casualty class of business of $87, the National Accounts class of business of $83, the Executive Liability class of business of $69 for all other lines. $120 of favorable development from the Japan branch transfer. Original estimates are increased or decreased as additional information becomes known regarding individual claims. Included in this increase is $32 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2014, which was offset by additional premiums.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $242, $189 and $190 as of December 31, 2016, 2015 and 2014, respectively. The Company paid $36, $11 and $11 in the reporting period to settle 54, 236 and 190 claims related to extra contractual obligations or bad faith claims stemming from lawsuits as of December 31, 2016, 2015 and 2014, respectively.

A. Asbestos/Environmental Reserves
--------------------------------------------------------------------------------

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                              Asbestos Losses    Environmental Losses
                                           --------------------  -------------------
December 31,                                2016   2015   2014   2016   2015   2014
------------                               -----  -----  ------  ----   ----   ----
   Direct -
Loss and LAE reserves, beginning of year   $ 819  $ 969  $1,186  $149   $ 97   $ 84
Impact of pooling restructure transaction    137     --      (1)   25     --      5
Incurred losses and LAE                       37    (29)   (107)   91     62     33
Calendar year paid losses and LAE           (155)  (121)   (109)  (10)   (10)   (25)
                                           -----  -----  ------  ----   ----   ----
Loss and LAE Reserves, end of year         $ 838  $ 819  $  969  $255   $149   $ 97
                                           -----  -----  ------  ----   ----   ----
   Assumed reinsurance -
Loss and LAE reserves, beginning of year   $ 264  $ 273  $  281  $ 14   $ 13   $  5
Impact of pooling restructure transaction     43     --     (41)    2     --     --
Incurred losses and LAE                        1     33     114    (1)     1      9
Calendar year paid losses and LAE            (59)   (42)    (81)   --     --     (1)
                                           -----  -----  ------  ----   ----   ----
Loss and LAE Reserves, end of year         $ 249  $ 264  $  273  $ 15   $ 14   $ 13
                                           -----  -----  ------  ----   ----   ----
   Net of reinsurance -
Loss and LAE reserves, beginning of year   $   9  $  --  $   --  $ --   $ 55   $ 51
Impact of pooling restructure transaction      2     --      --    --     --     (2)
Incurred losses and LAE                       --     --      --    --     37     18
Calendar year paid losses and LAE            (10)     9      --    --    (92)   (12)
                                           -----  -----  ------  ----   ----   ----
Loss and LAE Reserves, end of year         $   1  $   9  $   --  $ --   $ --   $ 55
                                           =====  =====  ======  ====   ====   ====

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

--------------------------------------------------------------------------------
31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                 Loss Reserves LAE Reserves
Asbestos                         ------------- ------------
December 31,                     2016   2015   2016   2015
------------                     ----   ----   ----   ----
Direct basis:                    $444   $376   $49    $42
Assumed reinsurance basis:         68     81     8      9
Net of ceded reinsurance basis:    --      1    --     --

                                 Loss Reserves LAE Reserves
Environmental                    ------------- ------------
December 31,                     2016   2015   2016   2015
------------                     ----   ----   ----   ----
Direct basis:                    $ 90   $ 67   $39    $29
Assumed reinsurance basis:          4      2     2      1
Net of ceded reinsurance basis:    --     --    --     --

B. Loss Portfolio Transfer
--------------------------------------------------------------------------------

Effective December 2015, certain AIG affiliated insurers (collectively, the "Reinsureds", each of which is a member of the Combined Pool) entered into four loss portfolio transfer reinsurance agreements with Eaglestone. Under these agreements, the Reinsureds ceded loss portfolio transfers of certain liabilities as follows: (1) Legacy Environmental loss reserves, (2) certain "Runoff" loss reserves, (3) certain Environmental Impairment Liability loss reserves, and (4) certain Medical Malpractice loss reserves. The total consideration paid by the Reinsureds, on a funds withheld basis, was approximately $1,490, equal to the total of the subject reserves for unearned premiums, and nominal losses and loss adjustment expenses (including IBNR). Pursuant to a permitted practice approved by the Company's regulator, the Company recognized its share of the consideration paid as paid losses, rather than as ceded premiums written and earned. Following the cession, the Company recognized a reduction in discount of $13 on the assumed loss reserves associated with one of the LPT agreements.

NAIC SSAP allow for prospective accounting treatment for intercompany reinsurance agreements among companies 100% owned by a common parent provided there is no gain in surplus as a result of the transaction. Transfer of consideration in an amount equal to the statutory book value of the net reinsured liabilities ensures that there is no impact to surplus. In determining whether there was a gain in surplus as a result of the transaction, the Company excludes certain second order accounting effects, including loss reserve discounts and deferred tax effects. As a result, all of the LPT agreements are treated as prospective reinsurance by all parties to the LPTs.

Effective April 2014, the Reinsureds executed two reinsurance agreements whereby the Combined Pool ceded portfolio transfers of certain Public Entity and Occupational Accident reserves to Eaglestone. Total premiums transferred as part of this transaction were $253 (equal to total reserves transferred).

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
   Expenses
--------------------------------------------------------------------------------

The Company discounts its workers' compensation (both tabular and non-tabular) reserves.

The calculation of the Company's tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a 3.5 percent interest rate. Only case basis reserves are subject to tabular discounting. The December 31, 2016 and 2015 liabilities include $1,619 and $1,243 of such discounted reserves, respectively.

--------------------------------------------------------------------------------
32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Tabular Reserve Discount
--------------------------------------------------------------------------------

The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2016, 2015 and 2014.

Lines of Business                    2016 2015 2014
-----------------                    ---- ---- ----
Workers' Compensation Case Reserves  $96  $191 $187

Non-Tabular Discount
--------------------------------------------------------------------------------

The Company's non-tabular workers' compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company's reserves as of December 31, 2016, 2015 and 2014.

Lines of Business                    2016 2015 2014
-----------------                    ---- ---- ----
Workers' Compensation Case Reserves  $159 $306 $383

6. Related Party Transactions
--------------------------------------------------------------------------------

A. Combined Pooling Agreement
--------------------------------------------------------------------------------

As described in Note 1, effective January 1, 2016, the Combined Pooling Agreement was amended and restated among the twelve member companies. In order to rebalance the capital accounts of the companies in the Combined Pool, certain participants of the Combined Pool made distributions or received contributions of capital during February 2016. C&I distributed to AIG PC US, its parent, an amount of $700, of which $158 was an extraordinary dividend and $542 was a return of capital. Subsequently, AIG PC US made a contribution to American Home in the amount of $700.

--------------------------------------------------------------------------------
33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The following table shows the changes in assets, liabilities and surplus as a result of the 2016 Pooling Restructure Transaction:

                                                                     Amount
                                                                     ------
Assets:
   Agents' balances or uncollected premiums                          $  286
Amounts recoverable from reinsurers                                      51
   Funds held by or deposited with reinsured companies                   31
   Other insurance assets                                                37
                                                                     ------
       Total Assets                                                     405
                                                                     ------
Liabilities
   Unearned premium reserves (net)                                      521
   Reinsurance payable on paid losses and loss adjustment expenses       34
   Reserves for losses and loss adjustment expenses (net)             2,265
   Funds held by company under reinsurance treaties                     227
   Ceded reinsurance premiums payable                                    47
   Other insurance liabilities                                          140
                                                                     ------
       Total Liabilities                                             $3,234
                                                                     ------
Statement of Operations and Changes in Surplus
   Net premiums written                                              $  521
   Change in unearned premium reserves                                 (521)
                                                                     ------
   Premiums earned                                                       --
                                                                     ------
   Other underwriting expenses incurred                                  82
                                                                     ------
   Net income                                                            82
                                                                     ------
   Total change in Surplus                                               82
                                                                     ------
Net Impact                                                           $2,747
                                                                     ------
Consideration received
   Securities received                                               $   18
   Cash received                                                      2,729
                                                                     ------
Consideration Received                                               $2,747
                                                                     ------

Other underwriting expenses incurred represent the net expense allowance impact to the Company pursuant to the Combined Pooling Agreement.

The Company received a permitted practice from the domiciliary state that resulted in the reporting of consideration for the transfer of undiscounted loss reserves as paid (or negative paid) losses within losses incurred, rather than presenting such amounts within premiums written and earned. This permitted practice only relates to the inception of the pooling arrangement. As a result, the consideration paid relating to unearned premium is reflected as negative premiums written, as offset by the change in unearned premium, and the consideration relating to the transfer of undiscounted loss reserves and loss adjustment expenses was recorded as negative paid losses, as offset by the change in net losses incurred. This permitted practice had no effect upon net income or surplus for the period.

--------------------------------------------------------------------------------
34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Statutory accounting principles allow for prospective accounting treatment for modifications to existing intercompany pooling agreements that do not result in a gain in surplus to the insurance group or to impacted companies. Transfer of both assets and the liabilities valued at statutory book value ensures that there is no impact to surplus as a result of implementing a modification to an existing pooling arrangement. Under the terms of the Combined Pooling agreement, which was approved by the individual company's Insurance Department state of domicile, all assets and liabilities were transferred at statutory book value, gross of admissibility, recoverability allowances, provisions and discount amounts. Due to the adjustment for these amounts, there were impacts to the individual companies' net income and surplus amounts, mainly due to the prescribed or permitted practices of the individual company's Insurance Department state of domicile in comparison to other states of domicile. Specifically, changes in discount resulting from the net reduction in workers' compensation reserves retained following the reduction in the Company's pooling participation were reflected as a charge to income based on the state prescribed discount rates. In addition, the Companies were compensated for any previous acquisition costs associated with unearned premium reserves that were subject to transfer, as well as certain expense reallocations that had no effect to the Combined Pool. As a result of the transaction, the Company recorded an increase/(decrease) in its Assets, Liabilities, Surplus and Net Income subsequent to the changes associated with the net consideration received (described above), yet inclusive of the change in discount, acquisition costs and expense reallocation adjustments as follows:

                                Net Admitted
Line Description                   Assets    Liabilities Surplus Net Income
----------------                ------------ ----------- ------- ----------
Change in nonadmitted assets        $--          $--      $(21)     $ --
Worker's compensation discount       --           --        83        83
Other allocations                    --           --       (20)      (14)
                                    ---          ---      ----      ----
Total                               $--          $--      $ 42      $ 69
                                    ===          ===      ====      ====

B. American International Overseas Association
--------------------------------------------------------------------------------

AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of applicable Association members, New Hampshire, American Home and National Union.

At the time of forming the Association, the member companies entered into a reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The 2016, 2015 and 2014 participation percentages for the Association pool member companies are set forth in the table below:

                                             NAIC Co. Participation
Member Company                                 Code      Percent
--------------                               -------- -------------
Combined Pool Member companies, as follows:
   National Union                             19445        78%
   New Hampshire                              23841        12%
   American Home                              19380        10%
                                              =====        ==

The Company's participation in the Association is pooled among all Pool members in proportion to their participation in the Combined Pool.

The Association's fiscal year end is November 30. Although the fiscal year end for the members of the Company is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end (and therefore on a one month lag).

--------------------------------------------------------------------------------
35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


The Company's participation in the Association's assets and liabilities at December 31, 2016 and 2015 was as follows:

December 31,                                    2016    2015
------------                                   ------  ------
Assumed reinsurance premiums receivable        $  351  $  235
Funds held by ceding reinsurers                   155     167
Reinsurance recoverable                            60      67
Equity in underwriting pools and associations      40      12
                                               ------  ------
Total assets                                      606     481
                                               ------  ------
Loss and LAE reserves                             715     609
Unearned premium reserves                         302     276
Funds held                                         17      19
Ceded balances payable                            101      70
Assumed reinsurance payable                       176      98
Other liabilities                                  15      11
                                               ------  ------
Total liabilities                               1,326   1,083
                                               ------  ------
Total surplus (deficit)                        $ (720) $ (602)
                                               ======  ======

The Company's cash flow includes the impact of cash collected and paid by Association. The net impact of operating cash collected (paid) by Association for the year ended December 31, 2016, 2015, and 2014 was $(25), $73, and $113, respectively, which are included as part of the Equities in underwriting pools and associations on the Statement of Cash Flows.

C. Significant Transactions
--------------------------------------------------------------------------------

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2016, 2015 and 2014 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2016, 2015 and 2014:

                                                                 Assets                  Assets
                                                                Received               Transferred
                                                                 by the                  by the
2016                                                             Company                 Company
----                                                    ------------------------- ---------------------
                     Explanation of       Name of       Statement                 Statement
Date of Transaction   Transaction        Affiliate        Value     Description     Value   Description
-------------------  --------------   ----------------- --------- --------------- --------- -----------
                      Receivable for
                      Capital
01/25/16              Contribution(a) AIG PC US           $650      Securities      $ --            --
02/29/16              Capital         AIG PC US                     Securities                      --
                      Contribution                         700                        --
06/30/16              Dividend        AIG PC US             --          --           300    Securities
09/30/16              Dividend        AIG PC US             --                       300    Securities
Various               Sale of         The Variable                                             Cash
                      Securities      Annuity Life
                                      Insurance
                                      Company              310                       310
Various               Purchase of     American General            Securities/Cash           Securities
                      Securities      Life Insurance
                                      Company              187                       187

(a)Refer to Note 11 for more details

--------------------------------------------------------------------------------
36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                                                                                 Assets                Assets
                                                                                Received             Transferred
                                                                                 by the                by the
2015                                                                             Company               Company
----                                                                      --------------------- ---------------------
Date of                                                                   Statement             Statement
Transaction  Explanation of Transaction         Name of Affiliate           Value   Description   Value   Description
-----------  --------------------------  -------------------------------- --------- ----------- --------- -----------
2/2/2015     Dividend                    AIG PC US                         $   --       --        $600       Cash
3/27/2015    Purchase of securities      AIG                                  149   Securities     149       Cash
4/20/2015    Sale of securities          National Union                       180      Cash        180    Securities
5/1/2015     Purchase of securities      National Union                       171   Securities     171       Cash
5/15/2015    Sale of securities          Eaglestone                           164      Cash        164    Securities
5/15/2015    Purchase of securities      Eaglestone                           164   Securities     164       Cash
6/29/2015    Dividend                    AIG PC US                             --       --         286    Securities
6/29/2015    Dividend                    AIG PC US                             --       --          14       Cash
6/30/2015    Parent loan (a)             AIG PC US                            211      Cash         --        --
7/1/2015     Repayment of Parent loan    AIG PC US                             --       --         211       Cash
8/10/2015    Sale of securities          National Union                       244      Cash        244    Securities
8/28/2015    Dividend                    AIG PC US                             --       --         300       Cash
             Securities transferred      American General Life Insurance              Private             Securities
12/31/2015                               Company                              362     Equity       362
12/31/2015   Capital Contribution (b)    AIG PC US                            650   Receivables     --        --

(a)Refer to Note 6H for more details on the Parent loan.
(b)Refer to Note 11 for more details

                                                                                 Assets                Assets
                                                                                Received             Transferred
                                                                                 by the                by the
2014                                                                             Company               Company
----                                                                      --------------------- ---------------------
Date of                                                                   Statement             Statement
Transaction  Explanation of Transaction         Name of Affiliate           Value   Description   Value   Description
-----------  --------------------------  -------------------------------- --------- ----------- --------- -----------
1/17/2014    Capital Contribution (a)    AIG PC US                         $1,293   Securities    $ --            --
1/17/2014    Capital Contribution (a)    AIG PC US                              1      Cash         --            --
1/17/2014    Capital Changes (a)         AIG PC US                              9     In Kind       --            --
4/1/2014     Dividend (b)                AIG PC US                             --       --         234    Securities
12/19/2014   Dividend                    AIG PC US                             --       --         150          Cash
12/31/2014   Capital Contribution (c)    AIG PC US                             21     In Kind       --            --
Various      Purchase of securities      C&I                                  629   Securities     630       Various
Various      Purchase of securities      ISOP                                 648   Securities     654          Cash
Various      Purchase of securities      NHIC                                 582   Securities     585          Cash

(a)2014 Pooling Restructure Transaction
(b)Refer to Note 6D for more details on the Company's Japan Branch Conversion
(c)Refer to Note 1E, Income Taxes, for more detail

D. Restructuring Foreign Operations
--------------------------------------------------------------------------------

In 2015, as part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC continued to restructure the foreign branch operations of the Pool members. Generally, the results of these foreign branch operations, with the exception of American Home's Japan and Argentina branches, were historically reported as part of the operations of the Association by its member companies. The U.S. member companies of the Association share their participation with the other members of the Combined Pool. Seven branches formerly consolidated through the Association were directly consolidated to their direct member owner. With the exception of Argentina, Jamaica and Dubai, the branches are subject to the Combined Pooling Agreement.

--------------------------------------------------------------------------------
37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Purchase of SCA
--------------------------------------------------------------------------------

As part of its legal entity simplification efforts, on April 1, 2015, the Company issued a $122 promissory note to AIU as consideration for the purchase of AIG Insurance Company China Limited. AIU distributed the promissory note within the AIG group of companies, and the promissory note was returned to the Company as a capital contribution.

Japan Branch Conversion
--------------------------------------------------------------------------------

On April 1, 2014, The Company transferred substantially all the assets and liabilities of its Japan Branch to American Home Assurance Co. Ltd. ("AHJ"), a Japanese-domiciled insurance company that is 100% owned by AIG Property Casualty International ("PCI"), in exchange for 1,000 Class A shares of AHJ ("the AHJ Shares"). The AHJ Shares received by American Home were then distributed to AIG and such shares were further distributed to AIG PC and then contributed to PCI as capital contributed from AIG PC. The fair value for the AHJ shares was $234 equal to the fair value of the branch on the effective date of transfer. The remainder of the assets and liabilities were transferred on April, 26, 2016.

The following reflects the impact of American Home's Japan Branch transfer (at statement value) on American Home's statutory financial statements during 2014:

                                                       Net Impact
                                                       ----------
Assets
Cash and invested assets                                 $(895)
Agents' balances or uncollected premiums                   (34)
Reinsurance recoverable on loss payments                   (29)
Receivables from parent, subsidiaries and affiliates        (3)
Other admitted assets                                      (16)
                                                         -----
Total admitted assets                                     (977)
                                                         -----
Liabilities
Reserves for losses and LAE                               (181)
Unearned premium reserves                                 (385)
Commissions, premium taxes and other expenses payable       (9)
Reinsurance payable on paid loss and LAE                   (33)
Funds held by company under reinsurance treaties            (4)
Other liabilities                                          (83)
                                                         -----
Total liabilities                                         (695)
                                                         -----
Net assets                                               $(284)
                                                         -----
Statement of Operations
Premium written                                          $(567)
                                                         -----
Premiums earned                                           (181)
Losses incurred                                           (181)
Net realized capital gains - investment                     26
Net realized capital (losses) - foreign exchange           (39)
Net realized capital (losses) - other                      (96)
                                                         -----
Net Income / (Loss)                                       (109)
                                                         -----
Change in unrealized capital (loss)                        (26)
Change in unrealized foreign exchange                       39
Change in nonadmitted assets                                46
                                                         -----
Total change in capital and surplus                        (50)
                                                         -----
Net Impact                                                (234)
                                                         -----
Dividends to stockholder                                 $(234)
                                                         -----

The impact on net income from the transaction includes a net realized loss of $109 comprised of the difference between the statutory net assets transferred, adjusted for nonadmitted assets (primarily capitalized EDP costs) of $96, the fair value of the stock distributed, to a loss on the realization of foreign exchange net assets $39, partially offset by the gain on the sale of invested assets of $26.

--------------------------------------------------------------------------------
38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The Company and AHJ followed a statutory notice procedure, provided for under Japanese law, to facilitate the transfer of the branch's in-force business to AHJ without the need to obtain consent from each policyholder or ceding company individually. Based on the responses received during the notice procedure, the Company and AHJ determined that eligible policyholders effectively consented to the transfer. As a result, the completion of the notice procedure resulted in complete extinguishment of American Home's obligations under insurance policies eligible for transfer under the notice procedure.

AHJ agreed to assume primary responsibility (including policy administration and claims handling) for the policies not eligible under the notice procedure (the "Excluded Policies"), and further agreed to indemnify, defend and hold harmless the Company for any costs or expense the Company incurs with respect to such policies. In addition, AIG Japan Holding Kabushiki Kaisha ("AIGJHKK"), an affiliated company which owns 100% of AHJ, has agreed to guarantee AHJ's obligations to indemnify the Company for any costs or expenses arising from the Excluded Policies after the transfer date.

As a result of AHJ's assuming primary responsibility for the Excluded Policies and the Company's determination that it is probable that the Company will not be called upon to make any payments with respect to the Excluded Policies, the Company has reduced its loss reserves on such policies to zero from the effective date of the transfer. There were approximately $18 and $32 in loss reserves on Excluded Policies recorded by AHJ as of December 31, 2016 and 2015, respectively.

E. Amounts Due to or from Related Parties
--------------------------------------------------------------------------------

At December 31, 2016 and 2015, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

As of December 31,                                   2016 2015
------------------                                   ---- ----
Balances with National Union                         $ -- $ 29
Balances with other member pool companies               1    1
Balances with other affiliates                         12  654
                                                     ---- ----
Receivable from parent, subsidiaries and affiliates  $ 13 $684
                                                     ---- ----
Balances with National Union                         $406 $ 14
Balances with other member pool companies               3    1
Balances with other affiliates                         60  190
                                                     ---- ----
Payable to parent, subsidiaries and affiliates       $469 $205
                                                     ==== ====

Federal and foreign income taxes recoverable (payable) under the Tax Sharing Agreement at December 31, 2016 and 2015 were $87 and $(5), respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2016 and 2015.

--------------------------------------------------------------------------------
39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

F. Guarantees or Contingencies for Related Parties
--------------------------------------------------------------------------------

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 10.

G. Management, Service Contract and Cost Sharing Arrangements
--------------------------------------------------------------------------------

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company's admitted assets during 2016, 2015 and 2014:

Affiliates                                                        2016 2015 2014
----------                                                        ---- ---- ----
AIG Global Claims Services, Inc.                                  $173 $250 $265
AIG PC Global Services, Inc.*                                       --  166  153
                                                                  ---- ---- ----
   Total                                                          $173 $416 $418
                                                                  ==== ==== ====

* AIG PC Global Services, Inc. is below one-half of one percent in 2016 is presented to show prior years

In 2016, 2015 and 2014 management service costs included severance expenses pertaining to an AIG-wide initiative to centralize work streams into lower cost locations and create a more streamlined organization.

As of December 31, 2016 and 2015, short-term investments included amounts invested in the AIG Managed Money Market Fund of $3 and $11, respectively.

H. Borrowed Money
--------------------------------------------------------------------------------

The Company (among other affiliates) is a borrower under a Loan Agreement, dated December, 2014, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the "Loan Facility"). The aggregate amount of all loans that may be outstanding to the Company under the Loan Facility at a given time is $500. As of December 31, 2016, the Company had no outstanding liability. As of December 31, 2015, the Company had an outstanding liability in the amount of $30 due to AIG, which was settled in January 2016.

Principal amounts are due on the one year anniversary of the date on which the loan was made. At the option of the Company, early repayment may be made. Interest at a rate equal to LIBOR + 15bps is required to be paid annually.

Significant debt terms and covenants include the following:

.. The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;

.. The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof and;

.. The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender,
   (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or
   (c) the Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

--------------------------------------------------------------------------------
40 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

7. Reinsurance
--------------------------------------------------------------------------------

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) to an accumulation of losses from a number of smaller events; or c) to provide greater risk diversification. In addition, the Company assumes reinsurance from other insurance companies. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk.

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned for the year ended December 31, 2016, 2015 and 2014:

Years Ended December 31,                  2016                     2015                     2014
------------------------             ------------------------ ------------------------ ------------------------
                                     Written      Earned      Written      Earned      Written      Earned
                                     -------      ------      -------      ------      -------      ------
Direct premiums                      $  715       $  481      $  576       $  378      $ (211)      $  172
Reinsurance premiums assumed:
   Affiliates                         8,658        8,182       7,714        7,503       7,799        7,460
   Non-affiliates                       311          217         109          160         134          129
                                     ------       ------      ------       ------      ------       ------
       Gross premiums                 9,684        8,880       8,399        8,041       7,722        7,761
                                     ------       ------      ------       ------      ------       ------
Reinsurance premiums ceded:
   Affiliates                         1,513        1,169       1,118          972         764          713
   Non-affiliates                     1,903        1,659       1,572        1,574       1,458        1,454
                                     ------       ------      ------       ------      ------       ------
       Net premiums                  $6,268       $6,052      $5,709       $5,495      $5,500       $5,594
                                     ======       ======      ======       ======      ======       ======
2014 Direct Written Premiums included the impact of ($726) reserve transfer due to the Japan Branch Conversion.

As of December 31, 2016 and 2015, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                    Unearned Premium Paid Losses and Reserves for Losses
                        Reserves           LAE             and LAE
                    ---------------- --------------- -------------------
December 31, 2016:
   Affiliates            $1,007           $ 64             $10,436
   Non-affiliates           700            275               7,865
                         ------           ----             -------
   Total                 $1,707           $339             $18,301
                         ======           ====             =======

December 31, 2015:
   Affiliates            $  663           $ 86             $ 9,417
   Non-affiliates           455            252               2,688
                         ------           ----             -------
   Total                 $1,118           $338             $12,105
                         ======           ====             =======

--------------------------------------------------------------------------------
41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


A. Reinsurance Return Commission
--------------------------------------------------------------------------------

The maximum amount of return commission which would have been due to reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2016 and 2015 with the return of the unearned premium reserve is as follows:

                           Assumed Reinsurance                Ceded Reinsurance                        Net
                    --------------------------------- --------------------------------- --------------------------------
                    Premium Reserve Commission Equity Premium Reserve Commission Equity Premium Reserve Commission Equity
                    --------------- ----------------- --------------- ----------------- --------------- -----------------
December 31, 2016
   Affiliates           $4,420            $750            $1,007            $160            $3,413            $590
   All Other               139              24               700             111              (561)            (87)
                        ------            ----            ------            ----            ------            ----
Total                   $4,559            $774            $1,707            $271            $2,852            $503
                        ======            ====            ======            ====            ======            ====

December 31, 2015*
   Affiliates           $3,943            $623            $  663            $132            $3,280            $491
   All Other                45               7               455              90              (410)            (83)
                        ------            ----            ------            ----            ------            ----
Total                   $3,988            $630            $1,118            $222            $2,870            $408
                        ======            ====            ======            ====            ======            ====

* The table above has been revised to correct the assumed and ceded reinsurance commission equity balances as of December 31, 2015. Affiliate commission equity ceded and net have been adjusted by $270 and ($133), respectively. Non affiliate commission equity ceded and net have been adjusted by $185 and ($184), respectively. All other adjustments are not considered significant. There was no impact from these adjustments to the Company's asset, liability or surplus positions for the current or prior years.

B. Unsecured Reinsurance Recoverable
--------------------------------------------------------------------------------

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders' surplus at December 31, 2016 and 2015 with respect to an individual reinsurer, and each of such reinsurer's related group members having an unsecured aggregate reinsurance balance with the company, are as follows:

Reinsurer                                 2016    2015
---------                                ------- ------
Affiliates:
   Combined Pool (a)                     $ 9,027 $7,856
   Eaglestone                                986    903
   Other affiliates                           54     13
                                         ------- ------
   Total affiliates                       10,067  8,772
                                         ------- ------
   Swiss Reinsurance America Corp            590    397
   Munich Reinsurance Group (b)              227     --
   Berkshire Hathaway Group (b)            1,025     --
                                         ------- ------
Total Non-affiliates                       1,842    397
                                         ------- ------
   Total affiliates and non-affiliates   $11,909 $9,169
                                         ======= ======

(a)Includes intercompany pooling impact of $812 related to Unearned Premium Reserve, $8,049 related to Reserves for Losses and LAE and $23 related to Paid losses and LAE as of and for the year ended December 31, 2016, and $448, $7,240, and $27, respectively, as of and for the year ended
   December 31, 2015.
(b)Munich Reinsurance Group and Berkshire Hathaway Group were below 3% in 2015.

C. Reinsurance Recoverable in Dispute
--------------------------------------------------------------------------------

At December 31, 2016 and 2015, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $86 and $78 as of December 31, 2016 and 2015, respectively.

--------------------------------------------------------------------------------
42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

D. Reinsurance Agreements Qualifying for Reinsurer Aggregation
--------------------------------------------------------------------------------

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool's net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. National Indemnity provides coverage up to a limit of $3,500 for subject business covered under the agreement. National Indemnity administers claims and pursues amounts recoverable from the Combined Pool companies' reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by National Indemnity. National Indemnity maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2016 and 2015 the amount in trust was $3,135 and $2,768, respectively. The amount of the unexhausted limit under the National Indemnity agreement as of December 31, 2016 and 2015 was $1,353 and $1,338, respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

During 2015, the Combined Pool completed a commutation with Transatlantic Reinsurance Company and its subsidiaries ("Transatlantic") associated with both ceded and assumed reinsurance agreements covering the amounts due under, or in connection with, 1986 and prior reinsurance agreements and U.S. asbestos claims under 1987 and later reinsurance agreements. A total of $400 was paid by Transatlantic as a net commutation payment. A significant portion of the commuted arrangements related to asbestos losses that are subject to the retroactive reinsurance agreement with National Indemnity. Of the total consideration, Transatlantic paid $350 directly to National Indemnity pursuant to the Company's arrangement whereby National Indemnity administers the claims, bills and collects directly from reinsurers. The Combined Pool recognized a loss of $44 related to the portion of the commutation arrangement retained by the Combined Pool member companies, of which the Company's pool share was $13.

8. Income Taxes
--------------------------------------------------------------------------------

At December 31, 2016, the Company recorded gross deferred tax assets ("DTA") of $1,748. A valuation allowance was established on deferred tax assets net of liabilities of $32 as it is management's belief that certain assets will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2016 and 2015 are as follows:

                                               12/31/2016              12/31/2015                Change
                                         ----------------------- ----------------------- ---------------------
                                         Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                                         -------- ------- ------ -------- ------- ------ -------- ------- -----
Gross DTA                                 $1,556   $192   $1,748  $1,423   $166   $1,589   $133    $ 26   $159
Statutory Valuation Allowance                 --     32       32      --     --       --     --      32     32
                                          ------   ----   ------  ------   ----   ------   ----    ----   ----
Adjusted Gross DTA                         1,556    160    1,716   1,423    166    1,589    133      (6)   127
Nonadmitted DTA                              387     --      387     250     --      250    137      --    137
                                          ------   ----   ------  ------   ----   ------   ----    ----   ----
Subtotal Admitted DTA                      1,169    160    1,329   1,173    166    1,339     (4)     (6)   (10)
DTL                                          328    160      488     293    200      493     35     (40)    (5)
                                          ------   ----   ------  ------   ----   ------   ----    ----   ----
Net Admitted DTA/(DTL)                    $  841   $ --   $  841  $  880   $(34)  $  846   $(39)   $ 34   $ (5)
                                          ======   ====   ======  ======   ====   ======   ====    ====   ====

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2016 and
2015:

                                               12/31/2016              12/31/2015                Change
                                         ----------------------- ----------------------- ---------------------
                                         Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                                         -------- ------- ------ -------- ------- ------ -------- ------- -----
Carried back losses that reverse in
  subsequent three calendar years         $   --   $ --   $   --  $   --   $ --   $   --   $ --    $ --   $ --
Adjusted gross DTAs realizable within
  36 months or 15 percent of statutory
  surplus (the lesser of 1 and 2 below)      841     --      841     846     --      846     (5)     --     (5)
   1. Adjusted gross DTAs realizable
     within 36 months                        966     --      966     846     --      846    120      --    120
   2. 15 percent of statutory surplus         --     --      841      --     --      869     --      --    (28)
Adjusted gross DTAs that can be offset
  against DTLs                               328    160      488     327    166      493      1      (6)    (5)
                                          ------   ----   ------  ------   ----   ------   ----    ----   ----
   Total DTA admitted as the result of
     application of SSAP 101              $1,169    160    1,329  $1,173   $166   $1,339   $ (4)   $ (6)  $(10)
                                          ======   ====   ======  ======   ====   ======   ====    ====   ====

--------------------------------------------------------------------------------
43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                                                                                                                  2016    2015
                                                                                                                 ------  ------
Ratio percentage used to determine recovery period and threshold limitation amount                                  362%    347%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above.  $5,607  $5,795

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,           2016  2015  Change
--------------------------------           ----  ----  ------
Federal income tax                         $(45) $(14)  $(31)
Foreign income tax                           11     4      7
                                           ----  ----   ----
Subtotal                                    (34)  (10)   (24)
                                           ----  ----   ----
Federal income tax on net capital gains      61    15     46
                                           ----  ----   ----
Federal and foreign income taxes incurred  $ 27  $  5   $ 22
                                           ====  ====   ====

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2016 and 2015:

                                           2016   2015  Change
                                          ------ ------ ------
Ordinary
Discounting of unpaid losses              $  309 $  294 $  15
Nonadmitted assets                            61     86   (25)
Unearned premium reserve                     304    269    35
Bad debt expense                              26     29    (3)
Net operating loss carry forward             620    399   221
Foreign tax credit carry forwards             57     51     6
Deferred tax on foreign operations            --      1    (1)
Investments                                   78    261  (183)
Mortgage Contingency Reserve                  23      8    15
Intangible Assets                             21     --    21
Other temporary difference                    57     25    32
                                          ------ ------ -----
Subtotal                                   1,556  1,423   133
Nonadmitted                                  387    250   137
                                          ------ ------ -----
Admitted ordinary deferred tax assets     $1,169 $1,173 $  (4)
                                          ------ ------ -----
Capital
Investments                               $  181 $  146 $  35
Unrealized capital losses                     11     19    (8)
Deferred loss on branch conversions           --      1    (1)
                                          ------ ------ -----
Subtotal                                     192    166    26
                                          ------ ------ -----
Statutory valuation allowance adjustment      32     --    32
                                          ------ ------ -----
Admitted capital deferred tax assets         160    166    (6)
                                          ------ ------ -----
Admitted deferred tax assets              $1,329 $1,339 $ (10)
                                          ====== ====== =====

--------------------------------------------------------------------------------
44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2016 and 2015:

                                       2016 2015 Change
                                       ---- ---- ------
Ordinary
Investments                            $124 $271 $(147)
Intangible Assets                        14   --    14
Deferred Reinsurance Gain               180   --   180
Other temporary differences              10   22   (12)
                                       ---- ---- -----
Subtotal                               $328 $293 $  35
                                       ---- ---- -----
Capital
Investments                            $ 65 $ 81 $ (16)
Unrealized capital gains                 94  119   (25)
Deferred Impact of branch conversions     1   --     1
                                       ---- ---- -----
Subtotal                                160  200   (40)
                                       ---- ---- -----
Deferred tax liabilities                488  493    (5)
                                       ---- ---- -----
Net deferred tax assets/liabilities    $841 $846 $  (5)
                                       ==== ==== =====

The change in net deferred tax assets is comprised of the following:

                                                              2016    2015   Change
                                                             ------  ------  ------
Adjusted gross deferred tax assets                           $1,716  $1,589   $127
Total deferred tax liabilities                                 (488)   (493)     5
                                                             ------  ------   ----
Net deferred tax assets/ (liabilities)                        1,228   1,096    132
Deferred tax assets/(liabilities) - SSAP 3                                      (2)
Deferred tax assets/(liabilities) - unrealized                                  16
                                                                              ----
Total change in net deferred tax                                              $118
                                                                              ====
Change in deferred tax - current year                                          112
Change in deferred tax - current year - other surplus items                      6
                                                                              ----
Change in deferred tax - current year - total                                 $118
                                                                              ====

The following table shows the components of opening surplus adjustments upon current and deferred taxes for the year ended December 31, 2016

                                        Current Deferred Total
                                        ------- -------- -----
SSAP 3 impact:
SSAP 3 - general items                    $(6)    $ 15   $  9
SSAP 3 - unrealized gain/loss              --      (17)   (17)
                                          ---     ----   ----
Subtotal impact to tax admitted assets     (6)      (2)    (8)
SSAP 3 - nonadmitted impact                 6       29     35
                                          ---     ----   ----
Total SSAP 3 impact                       $--     $ 27   $ 27
                                          ===     ====   ====

--------------------------------------------------------------------------------
45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2016, 2015 and 2014:

                                                                        2016                  2015                  2014
                                                                  --------------------  --------------------  -------------------
Description                                                       Amount   Tax Effect   Amount   Tax Effect   Amount   Tax Effect
-----------                                                       ------   ----------   ------   ----------   ------   ----------
Net Income Before Federal Income Taxes and Capital Gains Taxes    $(216)     $ (76)     $ (70)      $(24)     $ 838       $293
Book to Tax Adjustments:
Tax Exempt Income, net of proration                                (118)       (41)      (124)       (43)      (171)       (60)
Transfer Pricing                                                     (5)        (2)       (35)       (12)       (31)       (11)
Stock Options And Other Compensation                                 --         --         --         --         20          7
Change in Nonadmitted Assets                                         19          7         25          9        165         58
Change in Tax Position                                               --         17         --          1         --         --
Statutory Valuation Allowance                                        --         32
Return to Provision                                                  --         (7)        --         (1)        --          3
Reversal of Book/Tax Difference on Share Distribution                --         --         --         --        119         42
Change in contingency reserve                                       (44)       (15)       (22)        (8)        --         --
Other                                                                 2         --          2          3          7          3
                                                                  -----      -----      -----       ----      -----       ----
Total Book to Tax Adjustments                                      (146)        (9)      (154)       (51)       109         42
                                                                  -----      -----      -----       ----      -----       ----
Total Income Tax                                                  $(362)     $ (85)     $(224)      $(75)     $ 947       $335
                                                                  =====      =====      =====       ====      =====       ====
Federal and Foreign Income Taxes Incurred                            --        (34)        --        (10)        --        (23)
Federal Income Tax on Net Capital Gains                              --         61         --         15         --         53
Change in Net Deferred Income Taxes                                  --       (118)        --        (80)        --        391
Less: Change in Deferred Tax--Other Surplus Items                    --          6         --         --         --        (86)
                                                                  -----      -----      -----       ----      -----       ----
Total Income Tax                                                  $  --      $ (85)     $  --       $(75)     $  --       $335
                                                                  =====      =====      =====       ====      =====       ====

For the year ended December 31, 2014, the table above includes $42 of tax effected adjustments reflecting the different treatment for book and tax purposes of the distribution of the AHJ's assets and liabilities as detailed in Note 6.

Operating loss and tax credit carry forwards

At December 31, 2016, the Company had net operating loss carry forwards originating during the years 2010 to 2016 and
  expiring through 2036 of:                                                                                               $1,770
At December 31, 2016, the Company had no capital loss carry forwards.                                                     $   --
At December 31, 2016, the Company had no AMT credit carry forwards.                                                       $   --
At December 31, 2016, the Company had foreign tax credits originating during the years 2009 to 2016 and expiring through
  2026 of:                                                                                                                $   57

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2016. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2016, the Company recorded gross receivables related to tax return errors and omissions in the amount of $185K, all of which were nonadmitted. As of December 31, 2016, there was a $15 liability related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2016, the tax years from 2000 to 2015 remain open.

The following table lists those companies that form part of the 2016 AIG consolidated federal income tax return:

--------------------------------------------------------------------------------
46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                            Company                Company                 Company                  Company
--------------------------- ---------------------- ---------------------- ------------------------ -----------------------
245 LGC Hotel Owner         A.I. Credit Consumer   A.I. Credit Corp.      ABI Holdings LLC         AGC Life Insurance
LLC                         Discount Company                                                       Company
AGLIC GRE Harrison          AH Land 1470           AH SubGP 1000          AH SubGP 1007            AH SubGP 1008 Castle
Investor, LLC               Palmetto, LLC          Woodwind Lakes, LLC    Highland Meadow,         Highlands, LLC
                                                                          LLC
AH SubGP 1020               AH SubGP 1045          AH SubGP 1098 Green    AH SubGP 1120 Camp       AH SubGP 1122
Collingham, LLC             Montgomery, LLC        Pines, LLC             Verde, LLC               English Oaks, LLC
AH SubGP 1158 Flat Iron,    AH SubGP 1167          AH SubGP 1199          AH SubGP 1207 Park       AH SubGP 1210
LLC                         Steeplechase, LLC      Rancho Del Sol, LLC    Place, LLC               Geronimo, LLC
AH SubGP 1211 Mision        AH SubGP 1212          AH SubGP 1248 North    AH SubGP 1263 West       AH SubGP 1384
Del Valle, LLC              Painted Desert, LLC    Vista, LLC             Virginia, LLC            Woodglen, LLC
AH SubGP 1422 Gardens       AH SubGP 1470          AH SubGP 1535          AH SubGP 1548            AH SubGP 1551
at Stafford, LLC            Palmetto, LLC          Hunter's Run, LLC      Walnut, LLC              Spanish Creek, LLC
AH SubGP 1597               AH SubGP 1600          AH SubGP 1631          AH SubGP 1661            AH SubGP 1694
Broadmoor, LLC              Rainer, LLC            Broadway, LLC          Woodchase, LLC           Sonoma, LLC
AH SubGP 206 West           AH SubGP 245           AH SubGP 348 River     AH SubGP 39              AH SubGP 479 Sunrise,
Park, LLC                   Garland, LLC           Run, LLC               Wellington Place, LLC    LLC
AH SubGP 503 Southgate      AH SubGP 516           AH SubGP 585 St.       AH SubGP 592             AH SubGP 706 River
II, LLC                     Merrilltown, LLC       Clair, LLC             Waterford at Summit      Run II, LLC
                                                                          View, LLC
AH SubGP 716 Villas of      AH SubGP 785           AH SubGP 787 North     AH SubGP 821 San         AH SubGP 835
Mission Bend, LLC           Mayfield, LLC          Knoll, LLC             Luis Bay, LLC            Whispering, LLC
AH SubGP 914 Grand          AH SubGP 919 MS        AH SubGP 929           AH SubGP 935 Dunlop      AH SubGP 936
Pointe II, LLC              Loveland, LLC          Collinwood, LLC        farms, LLC               Emmaus, LLC
AH SubGP 943                AH SubGP 997 Maxey,    AH SubGP GAG           AH SubGP MDL, LLC        AHAC GRE Harrison
Southcreek, LLC             LLC                    Gandolf, LLC                                    Investor, LLC
AICCO, Inc. [Delaware]      AIG Advisor Group,     AIG Aerospace          AIG Aerospace            AIG Asset Management
                            Inc.                   Adjustment Services,   Insurance Services, Inc. (U.S.), LLC
                                                   Inc.
AIG Assurance Company       AIG BG Holdings LLC    AIG Brazil Holding I,  AIG Brazil Holding II,   AIG Capital
                                                   LLC                    LLC                      Corporation
AIG Capital Services, Inc.  AIG Castle Holdings II AIG Castle Holdings    AIG Central Europe &     AIG Century
                            LLC                    LLC                    CIS Insurance Holdings   Verwaltungsgesellschaft
                                                                          Corporation              mbH
AIG Claims, Inc.            AIG Commercial         AIG Commercial         AIG Consumer Finance     AIG Credit (Europe)
                            Equipment Finance      Equipment Finance,     Group, Inc.              Corporation
                            Company, Canada        Inc.
AIG Credit Corp.            AIG Direct Insurance   AIG Employee           AIG Equipment            AIG Europe Holdings
                            Services, Inc.         Services, Inc.         Finance Holdings, Inc.   Limited
AIG FCOE, Inc.              AIG Federal Savings    AIG Financial Advisor  AIG Financial Products   AIG G5, Inc.
                            Bank                   Services, Inc.         Corp.
AIG Global Asset            AIG Global Capital     AIG Global Real Estate AIG Global Real Estate   AIG Global Real Estate
Management Holdings         Markets Securities,    Investment (Europe)    Investment Corp.         Investment de Mexico,
Corp.                       LLC                    Limited                                         S. de R.L. de C.V.
AIG GLOC Holdings           AIG Holdings Europe    AIG Home Loan 1,       AIG Home Loan 2,         AIG Home Loan 3,
Corporation                 Limited                LLC                    LLC                      LLC
AIG Home Loan 4, LLC        AIG Home Loan 5,       AIG Insurance          AIG International Inc.   AIG Kirkwood, Inc.
                            LLC                    Management Services,
                                                   Inc.
AIG Korean Real Estate      AIG Latin America      AIG Latin America      AIG Latin America        AIG Life Holdings, Inc.
Development YH              Holdings LLC           Investments, LLC       Investments, LLC
                                                                          Agencia en Chile
AIG Life of Bermuda,        AIG Lodging            AIG Markets, Inc.      AIG Matched Funding      AIG Matched
Ltd.                        Opportunities, Inc.                           Corp.                    Investment Program
AIG MEA Investments         AIG MEA Investments    AIG MEA Investments    AIG Mortgage Capital,    AIG North America,
and Services, Inc.          and Services, Inc.     and Services, LLC      LLC                      Inc.
                            [Dubai Airport Free
                            Zone]

--------------------------------------------------------------------------------
47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                           Company                Company                Company                 Company
-------------------------- ---------------------- ---------------------- ---------------------- -----------------------
AIG Offshore Systems       AIG PC European        AIG PC Global          AIG PC Global          AIG Portfolio Solutions
Services, Inc.             Insurance Investments  Services, Inc.         Services, Inc. United  LLC
                           Inc.                                          Kingdom branch
AIG Procurement            AIG Property Casualty  AIG Property Casualty  AIG Property Casualty  AIG Property Casualty
Services, Inc.             Company                Europe Financing       Inc.                   International, LLC
                                                  Limited
AIG Property Casualty      AIG Real Estate        AIG Realty, Inc.       AIG Relocation, Inc.   AIG S1, Inc.
U.S., Inc.                 Investment &
                           Management Co. (P.R.),
                           Inc.
AIG Securities Lending     AIG Service            AIG Shared Services    AIG Shared Services    AIG Shared Services
Corp.                      Department             Corporation            Corporation--          Corporation
                                                                         Management Services    (Philippines Branch)
AIG Specialty Insurance    AIG Spring Ridge I,    AIG Structured         AIG Technologies, Inc. AIG Trading Group Inc.
Company                    Inc.                   Mortgage Insurance
                                                  Company
AIG Travel Assist, Inc.    AIG Travel EMEA        AIG Travel Europe      AIG Travel Insurance   AIG Travel, Inc.
                           Limited                Limited                Agency, Inc.
AIG United Guaranty        AIG United Guaranty,   AIG Warranty Services  AIG Warranty Services, AIG WarrantyGuard,
Agenzia Di Assicurazione   Sociedad Limitada      of Florida, Inc.       Inc.                   Inc.
S.R.L.
AIG.COM, Inc.              AIG-FP Capital         AIG-FP Capital         AIG-FP Matched         AIG-FP Pinestead
                           Funding Corp.          Preservation Corp.     Funding Corp.          Holdings Corp.
AIG-FP Private Funding     AIG-FP Structured      AIGGRE 251 West        AIGGRE 401 Hennepin    AIGGRE 520 Eola
(Cayman) Limited           Finance (Cayman)       30th Street Investor   Investor LLC           Investor LLC
                           Limited                LLC
AIGGRE 5th and Summit      AIGGRE 6037 Investor   AIGGRE 950 Second      AIGGRE Beachwalk       AIGGRE Bellevue II
Investor LLC               LLC                    Investor, LLC          Investor LLC           Investor LLC
AIGGRE Bellevue            AIGGRE Bonita          AIGGRE Bridges/        AIGGRE Carrollton      AIGGRE Cherry Creek
Investor, LLC              Springs Investor LLC   Angeline Investor, LLC Investor LLC           Investor, LLC
AIGGRE City Center         AIGGRE Clarity Pointe  AIGGRE Clarity Pointe  AIGGRE Clarity Pointe  AIGGRE Columbia
Investor LLC               Investor LLC           Platform LLC           Tallahassee Investor   Hotel Investor LLC
                                                                         LLC
AIGGRE Columbia Pike,      AIGGRE Consolidated    AIGGRE Corte           AIGGRE Crescent        AIGGRE D36 Investor
LLC                        Retail Holdco LLC      Madera, LLC            Bellevue Investor LLC  LLC
AIGGRE DC Ballpark         AIGGRE Dunwoody        AIGGRE Edgewater       AIGGRE Emerald Bay     AIGGRE EOLA, LLC
Investor, LLC              Investor, LLC          Investor LLC           Club Investor LLC
AIGGRE Fairfax, LLC        AIGGRE Fairways        AIGGRE Forest City     AIGGRE Gainesville     AIGGRE Gardens
                           Investor LLC           West Village Investor, West 38 Investor LLC   Investor, LLC
                                                  LLC
AIGGRE GT Assisted         AIGGRE Hazel Dell      AIGGRE Hill7 Investor  AIGGRE Hyde Park,      AIGGRE Island Club
Living Investor, LLC       Investor LLC           LLC                    LLC                    Investor LLC
AIGGRE King's Crossing     AIGGRE Lake Norman     AIGGRE Lane Field      AIGGRE Laurel Towne    AIGGRE Lexington
Investor LLC               Investor LLC           Investor LLC           Centre Investor LLC    Hotel Investor LLC
AIGGRE LSU Baton           AIGGRE Maple, LLC      AIGGRE Market Street   AIGGRE Market Street   AIGGRE Menai
Rouge, LLC                                        II LLC                 LLC                    Investments Holdco
                                                                                                LLC
AIGGRE Metro Place,        AIGGRE MXIP-OD l       AIGGRE MXIP-OD ll      AIGGRE MXIP-OD, S.     AIGGRE Mystic, LLC
LLC                        LLC                    LLC                    de R.L. de C.V.
AIGGRE Naples Investor     AIGGRE Nashville       AIGGRE North Central   AIGGRE Oakland         AIGGRE Park Central
LLC                        Hotel Investor LLC     Investor LLC           Investor LLC           II Investor LLC
AIGGRE Park Central,       AIGGRE Peachtree,      AIGGRE Pearl Block     AIGGRE Rancho          AIGGRE Redmond
LLC                        LLC                    136 Investor LLC       Dominguez Investor     Investor, LLC
                                                                         LLC
AIGGRE Retail Investor I,  AIGGRE Retail          AIGGRE Ritz Block      AIGGRE Riverfront,     AIGGRE Riverhouse
LLC                        Investor II, LLC       Investor LLC           LLC                    Investor LLC
AIGGRE Solana Olde         AIGGRE St. Simons      AIGGRE ST. Tropez      AIGGRE Tampa           AIGGRE Tampa
Town Investor LLC          Investor LLC           Investor LLC           Parkland GP, LLC       Parkland, LLC
AIGGRE Toringdon           AIGGRE Torrance II     AIGGRE Torrance,       AIGGRE Uptown          AIGGRE Vantage Point
Investor LLC               LLC                    LLC                    Village Investor LLC   Investor LLC

--------------------------------------------------------------------------------
48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                           Company                 Company                 Company                 Company
------------------------- ----------------------- ------------------------ ---------------------- -----------------------
AIGGRE Vista, LLC         AIGGRE Williamsburg     AIGGRE Windy Ridge       AIU Insurance          AIUH LLC
                          LLC                     Investor LLC             Company
Akita, Inc.               Alabaster Capital LLC   AM Holdings LLC          Ambler Holding Corp.   American Athletic
                                                                                                  Club, Inc.
American Collector's      American General        American General         American General       American General
Insurance LLC             Annuity Service         Assignment               Assignment             Insurance Agency, Inc.
                          Corporation             Corporation              Corporation of New
                                                                           York
American General Life     American General Life   American General         American Home          American International
Insurance Company         Services Company,       Realty Investment        Assurance Company      Facilities Management,
                          LLC                     Corporation                                     Inc.
American International    American International  American International   American International Applewood Funding
Facilities Management,    Group, Inc.             Realty Corporation       Reinsurance Company,   Corp.
LLC                                                                        Ltd.
Attorneys & Professional  Barnegat Funding Corp.  Blackbird Investments    Blackcap Investments   Bluewood Investments
Insurance Services, Inc.                          LLC                      LLC                    LLC
Branch Retail Partners    C&I UK Investments      CAP Investor 1, LLC      CAP Investor 10, LLC   CAP Investor 2, LLC
Consolidated, L.P.        Ltd.
CAP Investor 4, LLC       CAP Investor 5, LLC     Care Providers           Castle 2003-1 Trust    Castle 2003-2 Trust
                                                  Insurance Services,
                                                  LLC
CEF Lease Holding, LLC    Charleston Bay SAHP     Chartis Excess Limited   Chartis Iraq, Inc.     Cherrywood
                          Corp.                                                                   Investments LLC
Commerce and Industry     Connective Mortgage     Crossings SAHP Corp.     Curzon Funding         Curzon Funding LLC
Insurance Company         Advisory Company                                 Limited
Curzon Street Funding     Deerfield Gillete, LLC  Design Professionals     DIL/SAHP Corp.         Eaglestone Reinsurance
Limited                                           Association Risk                                Company
                                                  Purchasing Group, Inc.
Eastcheap Investments     Eastgreen, Inc.         ESPL Corp. (formerly     F 2000, Inc.           Financial Service
(Cayman) Limited                                  E.L.M. Insurance                                Corporation
                                                  Brokers Inc.)
First Principles Capital  Fischbach L.L.C.        Flamebright Investment   Forest SAHP Corp.      FQA Master Tenant
Management, LLC                                   Limited                                         MM, LLC
FQA, LLC                  French Quarter          FSC Agency, Inc.         FSC Securities         Global Loss Prevention,
                          Apartments Manager,                              Corporation            Inc.
                          LLC
Global Loss Prevention,   Grand Savannah SAHP     Granite State Insurance  Graphite Management    Health Direct, Inc.
Inc. [Canada]             Corp.                   Company                  LLC
HPIS Limited              HPSC Hotel Owner        Illinois National        Innovative Risk        Inspiration Lane LLC
                          LLC                     Insurance Co.            Management, Inc.
Knickerbocker             Lavastone Capital LLC   Lexington Insurance      Livetravel, Inc.       Lower Makefield
Corporation                                       Company                                         Investor LLC
LSTREET I, LLC            LSTREET II, LLC         Macori, Inc. [Delaware]  Macori, Inc. [Texas]   Maksin Management
                                                                                                  Corp.
Managed Care Concepts     Max Bingo Investments   Medical Excess           Medical Excess LLC     Metropolis I, LLC
of Delaware, Inc.         Limited                 Insurance Services, Inc.
Metropolis II, LLC        MG Reinsurance          MIP Mezzanine, LLC       MIP PE Holdings, LLC   Morefar Marketing, Inc.
                          Limited
Mt. Mansfield Company,    National Union Fire     National Union Fire      NCCAP Investor 18,     NCCAP Investor 19,
Inc.                      Insurance Company Of    Insurance Company Of     LLC                    LLC
                          Pittsburgh              Vermont
New Hampshire Insurance   Nightingale Finance     Nightingale Finance      NSM Holdings, Inc.     NSM Insurance Group,
Company                   Limited                 LLC                                             LLC
NSM Investments, Inc.     OHCAP Investor 12,      Orangewood               Peachwood, LLC         Pearce & Pearce, Inc.
                          LLC                     Investments LLC
Persimmon LLC             Pine Street Real Estate Plumwood, LLC            Prairie SAHP Corp.     Quartz Holdings LLC
                          Holdings Corp.
Raptor Funding Corp.      Rialto Melbourne        Risk Specialists         Rokland Limited        Royal Alliance
                          Investor LLC            Companies Insurance                             Associates, Inc.
                                                  Agency, Inc.

--------------------------------------------------------------------------------
49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                          Company                Company               Company                Company
------------------------- ---------------------- --------------------- ---------------------- ----------------------
SA Affordable Housing,    SA Investment Group,   SAAHP GP Corp.        SAFG Retirement        SagePoint Financial,
LLC                       Inc.                                         Services, Inc.         Inc.
SAHP NCCAP 18, LLC        SAHP NCCAP 19, LLC     SAI Deferred          Sandstone (2016) Ltd.  SCSP Corp.
                                                 Compensation
                                                 Holdings, Inc.
Service Net Retail        Service Net Solutions  Service Net Warranty, Seventh Street Funding Slate Capital LLC
Solutions, LLC            of Florida, LLC        LLC                   LLC
SN Warranty, LLC          SNW Insurance          SPIA I LLC            Spicer Energy LLC      Spicer Holding Corp.
                          Agency, LLC
Spruce Peak Realty, LLC   Stoneland Limited      Stowe Mountain        SubGen NT, Inc.        SunAmerica Affordable
                                                 Holdings, Inc.                               Housing Partners, Inc.
SunAmerica Asset          SunAmerica Fund        SunAmerica Fund       SunAmerica Life        SunAmerica Retirement
Management, LLC           Assets, LLC            Services, Inc.        Reinsurance Company    Markets, Inc.
The Insurance Company     The United States Life The Variable Annuity  Travel Guard Americas  Travel Guard Group,
of the State of           Insurance Company in   Life Insurance        LLC                    Inc.
Pennsylvania              the City of NY         Company
U G Corporation           UG Shared Services,    United Guaranty       United Guaranty Corp.  United Guaranty
                          Inc.                   Commercial Insurance                         Corporation
                                                 Company of North
                                                 Carolina
United Guaranty Credit    United Guaranty        United Guaranty       United Guaranty        United Guaranty
Insurance Company         Insurance Company      Mortgage Indemnity    Mortgage Insurance     Mortgage Insurance
                                                 Company               Company                Company of North
                                                                                              Carolina
United Guaranty Partners  United Guaranty        United Guaranty       United Guaranty        VALIC Financial
Insurance Company         Residential Insurance  Residential Insurance Services, Inc.         Advisors, Inc.
                          Company                Company of North
                                                 Carolina
VALIC Retirement          Vision2020 Wealth      Webatuck Corp.        Woodbury Financial     Yellowwood
Services Company          Management Corp.                             Services, Inc.         Investments LLC

9. Capital and Surplus and Dividend Restrictions
--------------------------------------------------------------------------------

A. Dividend Restrictions
--------------------------------------------------------------------------------

Under New York law, the Company may pay cash dividends only from Unassigned surplus determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus as defined in NY Insurance Law section 4105, adjusted for special surplus items, as of the last statement on file with the Superintendent, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended as of the last statement on file with the Superintendent) as to the amount of dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2017, as of December 31, 2016 is $0.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

--------------------------------------------------------------------------------
50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The Company paid the following dividends during 2016 and 2015:

  2016                                State approval
---------                          ---------------------
Date paid Amount Type of Dividend  Required   Obtained
--------- ------ ----------------  -------- ------------
6/30/2016 $  300    Ordinary         No     Not Required
9/30/2016    300    Ordinary         No     Not Required
          ------
  Total   $  600
          ======

  2015                                State approval
---------                          ---------------------
Date paid Amount Type of Dividend  Required   Obtained
--------- ------ ----------------  -------- ------------
2/2/2015  $  600  Extraordinary      Yes        Yes
6/29/2015    300  Extraordinary      Yes        Yes
8/28/2015    300  Extraordinary      Yes        Yes
          ------
  Total   $1,200
          ======

B. Capital & Surplus
--------------------------------------------------------------------------------

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2016 and 2015 represented or reduced by each item below is as follows:

                                                   As Adjusted*
Years Ended December 31,                     2016      2015      2015
------------------------                    -----  ------------ -----
Unrealized gains and losses (net of taxes)  $  20     $  66     $  13
Nonadmitted asset values                     (562)     (406)     (452)
Provision for reinsurance                     (37)      (34)      (34)

*  As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2016 and 2015.

10.Contingencies
--------------------------------------------------------------------------------

A. Legal Proceedings
--------------------------------------------------------------------------------

The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

Other legal proceedings include the following:

Workers' Compensation Residual Market Assessment: In April 2007, the National Association of Insurance Commissioners (NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers' Compensation Residual Market Assessment portion of the settlement between AIG, the Office of the New York Attorney General, and the New York State Department of Insurance. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers' compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination were Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to certain AIG entities' writing and reporting of workers compensation insurance between 1985 and 1996.

--------------------------------------------------------------------------------
51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. This regulatory settlement agreement, which was agreed to by all 50 states and the District of Columbia, included, among other terms, (i) AIG's payment of $100 in regulatory fines and penalties; (ii) AIG's payment of $46.5 in outstanding premium taxes and assessments; (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulations governing the setting of workers' compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. In furtherance of the compliance plan, the agreement provided for a monitoring period from May 29, 2012 to May 29, 2014 leading up to a compliance plan examination. After the close of the monitoring period, as part of preparation for the actual conduct of the compliance plan examination, on or about October 1, 2014, AIG and the lead states agreed upon corrective action plans to address particular issues identified during the monitoring period. The compliance plan examination is ongoing. There can be no assurance that the result of the compliance plan examination will not result in a fine, have a material adverse effect on AIG's ongoing operations or lead to civil litigation.

Accident and Health: In connection with the previously disclosed multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. On April 29, 2016, National Union and other AIG companies achieved a settlement in principle of civil litigation relating to the conduct of their accident and health business, subject to formal documentation and court approval. The parties have accrued their current estimate of loss with respect to this settlement. On May 23, 2016, the managing lead state in the multi-state examination ordered that the companies subject to the Regulatory Settlement Agreement have "complied with the terms" of the Regulatory Settlement Agreement and that no contingent fine or civil penalty would be due.

Other Proceedings: AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Leases
--------------------------------------------------------------------------------

Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C. Other Commitments
--------------------------------------------------------------------------------

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2016, the Company may be called upon for additional capital investments of up to $986.

D. Guarantees
--------------------------------------------------------------------------------

The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

--------------------------------------------------------------------------------
52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2016:

                                                     Policyholder                                 Policyholders'
                                                     Obligations @ Invested Assets Estimated Loss    Surplus
Guaranteed Company               Issued   Terminated  12/31/2016    @ 12/31/2016    @ 12/31/2016    12/31/2016
------------------             ---------- ---------- ------------- --------------- -------------- --------------
21st Century Advantage
  Insurance Company (f/k/a
  AIG Advantage Insurance
  Company )                    12/15/1997  8/31/2009    $     1       $     27          $--          $    29
21st Century North America
  Insurance Company (f/k/a
  American International
  Insurance Company )           11/5/1997  8/31/2009         17            558           --              564
21st Century Pinnacle
  Insurance Company (f/k/a
  American International
  Insurance Company of New
  Jersey)                      12/15/1997  8/31/2009          3             42           --               42
21st Century Superior
  Insurance Company (f/k/a
  American International
  Insurance Company of
  California, Inc.)            12/15/1997  8/31/2009         --             31           --               31
AIG Edison Life Insurance
  Company (f/k/a GE Edison
  Life Insurance Company)       8/29/2003  3/31/2011      6,653         85,200           --            2,129
American General Life and
  Accident Insurance Company *   3/3/2003  9/30/2010      1,489        167,547           --            9,001
American General Life
  Insurance Company *            3/3/2003 12/29/2006      8,047        167,547           --            9,001
American International
  Assurance Company
  (Australia) Limited ("AIA")
  **                            11/1/2002 10/31/2010        443          1,799           --              574
Chartis Europe, S.A. (f/k/a
  AIG Europe, S.A.) *           9/15/1998 12/31/2012      3,965         12,991           --            4,969
Chartis Seguros Mexico SA
  (f/k/a AIG Mexico Seguros
  Interamericana, S.A. de
  C.V.) *                      12/15/1997  3/31/2015        208            143           --               75
Chartis UK (f/k/a Landmark
  Insurance Company, Limited
  (UK)) *                        3/2/1998 11/30/2007        181         12,991           --            4,969
Farmers Insurance Hawaii
  (f/k/a AIG Hawaii Insurance
  Company, Inc.)                11/5/1997  8/31/2009         --            104           --               94
Lloyd's Syndicate 1414 (Ascot
  Corporate Name)               1/20/2005 10/31/2007         25            484           --               48
SunAmerica Annuity and Life
  Assurance Company (Anchor
  National Life Insurance
  Company) *                     1/4/1999 12/29/2006      1,148        167,547           --            9,001
SunAmerica Life Insurance
  Company *                      1/4/1999 12/29/2006      2,665        167,547           --            9,001
The United States Life
  Insurance Company in the
  City of New York               3/3/2003  4/30/2010      1,091         27,960           --            1,837
The Variable Annuity Life
  Insurance                      3/3/2003 12/29/2006      4,661         75,842           --            2,388
                                                        -------       --------          ---          -------
Total                                                   $30,597       $888,360          $--          $53,753
                                                        =======       ========          ===          =======

*  Current affiliates
** AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company's best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

--------------------------------------------------------------------------------
53 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

E. Joint and Several Liabilities
--------------------------------------------------------------------------------

AIU and American Home are jointly and severally obligated to policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $33 and $63 of loss reserves in respect of such policies, as of December 31, 2016 and 2015, respectively. If the Japan affiliates were to fail to satisfy their obligations, the Company's share of the aggregate exposure under the pooling agreement is $18.

Each member of the Combined Pool is also jointly and severally obligated to the other pool members, in proportion to their pool share, in the event any other pool member fails.

11.Other Significant Matters
--------------------------------------------------------------------------------

A. Other Assets
--------------------------------------------------------------------------------

As of December 31, 2016 and 2015, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets                 2016 2015
---------------------                 ---- ----
Deposit accounting assets             $  8 $  4
Guaranty funds receivable on deposit     8    7
Loss funds on deposit                   46   38
Other assets                            81   68
                                      ---- ----
Total other admitted assets           $143 $117
                                      ==== ====

B. Other Liabilities
--------------------------------------------------------------------------------

As of December 31, 2016 and 2015, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities                                              2016  2015
-----------------                                              ----  ----
Accrued retrospective premiums                                 $ 20  $ 27
Amounts withheld or retained by company for account of others     4     3
Collateral on derivative assets                                  37     8
Deferred commission earnings                                     67    34
Deposit accounting liabilities                                   40    60
Remittances and items not allocated                              10     7
Retroactive reinsurance reserves--ceded                         (22)  (11)
Servicing carrier liability                                       8     5
Statutory contingency reserve                                    66    22
Escrow funds (NICO)                                              25    29
Loss reserve offset for paid claims                             (77)  (62)
Other accrued liabilities                                       178   213
                                                               ----  ----
Total other liabilities                                        $356  $335
                                                               ====  ====

--------------------------------------------------------------------------------
54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

C. Other (Expense)/ Income
--------------------------------------------------------------------------------

For the years ended December 31, 2016, 2015 and 2014, other (expense)/ income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense)/ income                          2016  2015  2014
-----------------------                          ----  ----  ----
Other income                                     $ 18  $ 14  $ 19
Fee income on deposit programs                      7     4     4
Equities and deposits in pools and associations     2    14     6
Interest expense on reinsurance program           (47)  (37)  (40)
                                                 ----  ----  ----
Total other (expense)/ income                    $(20) $ (5) $(11)
                                                 ====  ====  ====

D. Non- Cash items
--------------------------------------------------------------------------------

For the years ended December 31, 2016, 2015 and 2014, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions                                           2016   2015    2014
---------------------                                          -----  -----  -------
Capital contribution from parent:
   Tax Sharing Agreement                                       $  --  $  --  $    21
   Pooling Restructure Transaction                               700     --    1,302
   Securities                                                     --    125       --
   Receivable                                                     --    650       --
Dividends to parent:
   Securities                                                   (600)  (286)    (234)
Funds Held:
   Premiums collected                                           (441)   (13)      --
   Benefit and loss related payments                             244   (224)     (69)
   Funds held                                                    (46)   301       76
   Interest                                                      114     --       --
   Commission                                                    129    (64)      (7)
Intercompany Pooling Settlement:
   Securities received                                           986    126       --
   Securities transferred                                       (824)  (776)      --
Pooling Restructure Transaction:
   Premiums collected                                             --     --      562
   Miscellaneous expense (income)                                 --     --       51
   Benefit and loss related payments                              --     --    1,091
   Commission and other expense paid                              --     --      284
   Net deposit on deposit-type contracts and other insurance      --     --      (13)
   Intercompany                                                   55     --   (1,976)
Japan Branch Transfer:
   Premiums collected                                             --     --     (392)
   Net investment income                                          --     --        2
   Benefit and loss related payments                              --     --     (136)
   Commission and other expense paid                              --     --      (26)
   Securities                                                     --     --      794
Other:
   Securities*                                                   650     --       (9)
                                                               =====  =====  =======

* Prior year Capital Contribution recorded as a receivable was settled in 2016 in the form of cash and securities.

--------------------------------------------------------------------------------
55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

E. Federal Home Loan Bank ("FHLB") Agreements
--------------------------------------------------------------------------------

The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $19 and $8 of stock in the FHLB at December 31, 2016 and 2015, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2016, the Company had an actual borrowing capacity of $1,474 based on qualified pledged collateral. At December 31, 2016, the Company had borrowings of $246 from the FHLB.

F. Insurance-Linked Securities
--------------------------------------------------------------------------------

The Company is a ceding insurer in five catastrophe bond reinsurance transactions in force as of December 31, 2016 covering the Company's direct and assumed property exposures. The aggregate amount the Company may receive under these arrangements in the event of catastrophic events that exceed the related limits for each applicable bond is $289.

12.Subsequent Events
--------------------------------------------------------------------------------

Subsequent events have been considered through April 25, 2017 for these Financial Statements issued on April 25, 2017.

Type I - Recognized Subsequent Events:

None

Type II - Nonrecognized Subsequent Events:

Adverse Development Cover

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO's
80 percent share, NICO's limit of liability under the contract is $20,000. National Union, Lexington and APCC account for this transaction as retroactive reinsurance. American Home accounts for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of Combined Pool's unassigned surplus. As a result, the total surplus gain recognized by the Pool, $1,113, is presented as segregated surplus and subject to the applicable dividend restrictions. American Home's share of this gain was $514. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 to date of payment. American Home's share of the consideration paid was $3,566. NICO has placed the consideration received into a collateral trust account as security for NICO's claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO's obligations under the agreement. The Combined Pool applied a permitted practice pursuant to which the initial recognition of this contract, which otherwise would have been recorded in 2017, was recorded in 2016.

Real Estate Consolidation

On January 31, 2017, the Company received cash proceeds of $5, $20 and $96 for the redemption of their common stock affiliate investments in Pine Street RE Holdings, Eastgreen Inc and American International Realty Corp, respectively. The Company recognized pre-tax realized capital gains of $72 on these redemptions

--------------------------------------------------------------------------------
56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


2017 Pooling Restructure Transaction

Effective January 1, 2017, the Combined Pooling Agreement was amended and restated to reflect new pool participation percentages amongst certain pool members as follows:

                                                                       Pool Participation     Pool Participation      State of
                                                             NAIC          Percentage             Percentage          Domicile
Company                                                  Company Code as of January 1, 2017 as of December 31, 2016   Domicile
-------                                                  ------------ --------------------- ----------------------- ------------
National Union Fire Insurance Company*                      19445              35%                    30%           Pennsylvania
American Home Assurance Company (American Home)             19380              35%                    35%             New York
Lexington Insurance Company (Lexington)                     19437              30%                    30%             Delaware
AIG Property Casualty Company (APCC)                        19402               0%                     5%           Pennsylvania
Commerce and Industry Insurance Company (C&I)               19410               0%                     0%             New York
The Insurance Company of the State of Pennsylvania
  (ISOP)                                                    19429               0%                     0%             Illinois
New Hampshire Insurance Company (New Hampshire)             23841               0%                     0%             Illinois
AIG Specialty Insurance Company (Specialty)                 26883               0%                     0%             Illinois
AIG Assurance Company (Assurance)                           40258               0%                     0%             Illinois
Granite State Insurance Company (Granite)                   23809               0%                     0%             Illinois
Illinois National Insurance Company (Illinois National)     23817               0%                     0%             Illinois
AIU Insurance Company (AIU)                                 19399               0%                     0%             New York

*  Lead Company of the Combined Pool

The Company's participation in the pool remained at 35%. As such, the change in the Combined Pooling Agreement has no effect on the Company's reported assets, liabilities, surplus, operations or cash flows.

--------------------------------------------------------------------------------
57 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

                          PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

The following financial statements are included in Part B of this Registration
Statement:


      - Audited Financial Statements of Variable Annuity Account Five of American General Life Insurance Company for the year ended December 31, 2016.

      - Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2016, 2015 and 2014.

      - Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2016, 2015 and 2014.


(b)  Exhibits



(1)    Resolutions Establishing Separate Account....................................................... 2
(2)    Custody Agreements.............................................................................. Not Applicable
(3)    (a)  Distribution Contract...................................................................... 2
       (b)  Selling Agreement.......................................................................... 18
(4)    (a)  Variable Annuity Contract.................................................................. 5
       (b)  Endorsement................................................................................ 3
       (c)  Endorsement................................................................................ 5
       (d)  Guaranteed Minimum Account Value Endorsement............................................... 6
       (e)  Guaranteed Minimum Withdrawal Benefit Endorsement.......................................... 7
       (f)  Death Benefit Endorsement.................................................................. 8
       (g)  Purchase Payment Accumulation Optional Death Benefit Endorsement........................... 8
       (h)  Maximum Anniversary Value Optional Death Benefit Endorsement............................... 8
       (i)  Nursing Home Waiver Endorsement............................................................ 8
       (j)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary Value
            Endorsement................................................................................ 11
       (k)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary Value
            Endorsement................................................................................ 13
       (l)  Optional Guaranteed Minimum Withdrawal Benefit For One Life/For Two Lives
            Endorsement................................................................................ 13
       (m)  Form of Extended Legacy Program Guide...................................................... 17
       (n)  Merger Endorsement......................................................................... 19
       (o)  AGL Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary Value
            Extension Endorsement (ASE-6217E (8/13))................................................... 23
       (p)  AGL Optional Guaranteed Minimum Withdrawal Benefit For Two Live Extension
            Endorsement (AGE-6218E (9/15))............................................................. 23
       (q)  AGL Extended Legacy Program Guide (EXTLEGGEN.8 Rev. 7.15).................................. 22
(5)    (a)  Application for Contract................................................................... 2
       (b)  Application for Contract................................................................... 5
       (c)  Participant Enrollment Form................................................................ 3
(6)    Corporate Documents of Depositor
       (a)  Amended and Restated Articles of Incorporation of American General Life Insurance
            Company, effective December 31, 1991....................................................... 1
       (b)  Amendment to the Amended and Restated Articles of Incorporation of American General Life
            Insurance Company, effective July 13, 1995................................................. 4
       (c)  By-Laws of American General Life Insurance Company, restated as of June 8, 2005............ 9
(7)    Reinsurance Contract............................................................................ Not Applicable
(8)    Material Contracts
       (a)  American Funds Insurance Series and SunAmerica Series Trust Master-Feeder Fund
            Participation Agreement.................................................................... 15
       (b)  Fidelity Variable Insurance Products Trust Fund Participation Agreement.................... 16
       (c)  T. Rowe Price Equity Series, Inc. Fund Participation Agreement............................. 16
       (d)  Seasons Series Trust Fund Participation Agreement.......................................... 18
       (e)  SunAmerica Series Trust Fund Participation Agreement....................................... 18
       (f)  Letters of Consent to the Assignment of the Fund Participation Agreement................... 19





(9)      (a)  Opinion of Counsel and Consent of Depositor.................................................. 20
         (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home
              Assurance Company............................................................................ 12
(10)     Consent........................................................................................... Filed Herewith
(11)     Financial Statements Omitted from Item 23......................................................... Not Applicable
(12)     Initial Capitalization Agreement.................................................................. Not Applicable
(13)     Other
         (a)  Power of Attorney............................................................................
              (i) American General Life Insurance Company Directors........................................ 22
              (ii) American Home Assurance Company Directors............................................... 24
         (b)  General Guarantee Agreement by American Home Assurance Company............................... 10
         (c)  Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24,
              2006......................................................................................... 14
         (d)  Notice of Termination of Support Agreement................................................... 17
         (e)  Amended and Restated Unconditional Capital Maintenance Agreement between American
              International Group, Inc. and American General Life Insurance Company........................ 21
         (f)  Specimen Agreement and Plan of Merger........................................................ 19
         (g)  CMA Termination Agreement.................................................................... 25


--------
1 Incorporated by reference to Initial Registration Statement, File No.
  033-43390 of American General Life Insurance Company Separate Account D, filed on October 16, 1991.

2 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
  1, File Nos. 333-08859 and 811-07727, filed on March 11, 1997, Accession No. 0000912057-97-008516.

3 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No.
  3, File Nos. 333-08859 and 811-07727, filed on July 27, 1998, Accession No. 0001047469-98-028410.

4 Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6
  Registration Statement, File No. 333-53909, of American General Life Insurance Company Separate Account VL-R, filed on August 19, 1998, Accession No. 0000899243-98-001661.

5 Incorporated by reference to Post-Effective Amendment No. 9, File No.
  333-08877, filed on September 25, 2000, Accession No. 0000912057-00-042501.

6 Incorporated by reference to Post-Effective Amendment No. 10 and Amendment
  No. 12, File Nos. 333-58234 and 811-03859, filed on April 16, 2004,
  Accession No. 0000950148-04-000752.

7 Incorporated by reference to Post-Effective Amendment No. 25 and Amendment
  No. 26, File Nos. 333-08859 and 811-07727, filed on May 21, 2004, Accession
  No. 0000950148-04-000953.

8 Incorporated by reference Post-Effective Amendment No. 26 and Amendment No.
  27, File Nos. 333-08859 and 811-07727, filed on July 20, 2004, Accession No. 0000950129-04-005000.

9 Incorporated by reference to Post-Effective Amendment No. 11 and Amendment
  No. 46, File Nos. 333-43264 and 811-08561, of American General Life Insurance Company Separate Account VL-R, filed on August 12, 2005, Accession No. 0001193125-05-165474.

10 Incorporated by reference to Post-Effective Amendments No. 30 and Amendment
  No. 31, File Nos. 333-08859 and 811-07727, filed on August 29, 2005,
  Accession No. 0000950129-05-008797.

11 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment
  No. 22, File Nos. 333-58234 and 811-03859, filed on September 20, 2005,
  Accession No. 0000950129-05-009343.

12 Incorporated by reference to Post-Effective Amendment No. 18 and Amendment
  No. 22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005,
  Accession No. 0000950134-05-019473.

13 Incorporated by reference to Post-Effective Amendment No. 32 and Amendment
  No. 33, File Nos. 333-08859 and 811-07727, filed on May 1, 2006, Accession No. 0000950129-06-004661.

14 Incorporated by reference to Post-Effective Amendment No. 16 and Amendment
  No. 17, File Nos. 333-66106 and 811-07727, filed on December 12, 2006,
  Accession No. 0000950124-06-007496.

15 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment
  No. 3, File Nos. 333-137892 and 811-03892, filed on April 26, 2007,
  Accession No. 0000950148-07-000101.

16 Incorporated by reference to Post-Effective Amendment No. 37 and Amendment
  No. 38, File Nos. 333-08859 and 811-07727, filed on August 27, 2008,
  Accession No. 0000950137-08-011159.

17 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment
  No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011,
  Accession No. 0000950123-11-040070.

18 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment
  No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 000950123-12-010016.

19 Incorporated by reference to Initial Registration Statement, File Nos.
  333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.

20 Incorporated by reference to Initial Registration Statement, File Nos.
  333-185804 and 811-07727, filed on January 2, 2013, Accession No. 0000950123-12-014471.

21 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment
  No. 3, File Nos. 333-185778 and 811-03859 filed on April 30, 2014, Accession No. 0000950123-14-004617.


22 Incorporated by reference to Post-Effective Amendment No. 7 and Amendment
  No. 7, File Nos. 333-185762 and 811-03859, filed on April 29, 2016,
  Accession No. 0001193125-16-568243.



23 Incorporated by reference to Post-Effective Amendment No. 6 and Amendment
  No. 6, File Nos. 333-185778 and 811-03859, filed on April 29, 2016,
  Accession No. 0001193125-16-568418.



24 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment
  No. 4, File Nos. 333-185797 and 811-03859, filed on April 29, 2016,
  Accession No. 0001193125-16-568405.


25 Incorporated by reference to Post-Effective Amendment No. 5 and Amendment
  No. 5, File Nos. 333-185804 and 811-07727, filed on April 30, 2015,
  Accession No. 0001193125-15-161285.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.



NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
--------------------------------------------------
Kevin T. Hogan(3)                                  Director, Chairman of the Board, Chief Executive Officer, and
                                                   President
Katherine A. Anderson                              Director, Senior Vice President and Chief Risk Officer
Thomas J. Diemer                                   Director, Executive Vice President and Chief Financial Officer
Deborah A. Gero(5)                                 Director, Senior Vice President and Chief Investment Officer
Jana W. Greer(1)                                   Director and President, Individual Retirement
Elias F. Habayeb(3)                                Director
Michael P. Harwood                                 Director, Senior Vice President, Chief Actuary and Corporate
                                                   Illustration Actuary
Stephen A. Maginn(1)                               Director, Senior Vice President and Chief Distribution Officer
Jonathan J. Novak(5)                               Director and President, Institutional Markets
Rodney E. Rishel                                   Director and President, Life, Disability and Health
Robert J. Scheinerman                              Executive Vice President, Head of Individual Retirement
Charles S. Shamieh(3)                              Executive Vice President, Head of Legacy Portfolio
Don W. Cummings(3)                                 Senior Vice President and Controller
Sabyasachi Ray(3)                                  Senior Vice President and Chief Operations Officer
Christine A. Nixon(1)                              Senior Vice President
Yoav Tamir(1)                                      Senior Vice President, Market Risk Management
Kyle L. Jennings                                   Senior Vice President and Chief Compliance Officer
William C. Kolbert(4)                              Senior Vice President and Business Information Officer
Sai P. Raman(4)                                    Senior Vice President, Institutional Markets
Timothy M. Heslin                                  Senior Vice President, Products
Sarah J. VanBeck                                   Senior Vice President and Life Controller
Justin J.W. Caulfield(3)                           Vice President and Treasurer
Mallary L. Reznik(1)                               Vice President, General Counsel and Assistant Secretary
Julie Cotton Hearne                                Vice President and Secretary
John B. Deremo(3)                                  Vice President, Distribution
Leo W. Grace                                       Vice President, Product Filing
Tracey E. Harris                                   Vice President, Product Filing
Daniel R. Cricks                                   Vice President and Tax Officer
Josephine B. Lowman                                Vice President and Tax Officer
T. Clay Spires                                     Vice President and Tax Officer
Michael E. Treske(1)                               Vice President, Distribution
Frank Kophamel                                     Vice President and Appointed Actuary
Christina M. Haley(1)                              Vice President, Product Filing
Marla S. Campagna(5)                               Vice President
Mary M. Newitt(1)                                  Vice President, Product Filing
Manda Ghaferi(1)                                   Vice President
Keith C. Honig(5)                                  Vice President
Stewart P. Polakov(1)                              Vice President
Thomas A. Musante (5)                              Vice President
Richard I. Fisher (5)                              Vice President
Timothy L. Gladura (6)                             Vice President
Becky L. Strom                                     Anti-Money Laundering and Economic Sanctions Compliance Officer
Lisa K. Gerhart                                    Vice President and Assistant Life Controller
Jennifer A. Roth (1)                               Vice President, 38a-1 Compliance Officer
David J. Kumatz(2)                                 Assistant Secretary
Virginia N. Puzon(1)                               Assistant Secretary
Rosemary Foster                                    Assistant Secretary
Michael Plotkin(2)                                 Assistant Tax Officer




NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
--------------------------------------------------
Grace D. Harvey                                    Illustration Actuary
Laszlo Kulin(6)                                    Investment Tax Officer
Alireza Vaseghi(6)                                 Managing Director and Chief Operating Officer, Institutional
                                                   Markets
Melissa H. Cozart                                  Privacy Officer

--------
(1)   21650 Oxnard Street, Woodland Hills, CA 91367

(2)   2000 American General Way, Brentwood, TN 37027

(3)   175 Water Street, New York, NY 10038

(4)   50 Danbury Road, Wilton, CT 06897

(5)   777 S. Figueroa Street, Los Angeles, CA 90017


(6)   80 Pine Street, New York, NY 10005


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Registrant is a separate account of American General Life Insurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No.
0000005272-17-000017, filed on February 23, 2017. Exhibit 21 is incorporated herein by reference.



ITEM 27.  NUMBER OF CONTRACT OWNERS


As of March 30, 2017, the number of Seasons Select II contracts funded by Variable Annuity Account Five was 9,658 of which 5,633 were qualified contracts and 4,025 were non-qualified contracts.



ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.


ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG Capital Services, Inc. acts as distributor for the following investment companies:

     AMERICAN GENERAL LIFE INSURANCE COMPANY
     Variable Separate Account
     Variable Annuity Account One
     Variable Annuity Account Two
     Variable Annuity Account Four
     Variable Annuity Account Five
     Variable Annuity Account Seven
     Variable Annuity Account Nine
     Separate Account A
     Separate Account D
     Separate Account I
     Separate Account II
     Separate Account VA-1
     Separate Account VA-2
     Separate Account VL-R
     Separate Account VUL
     Separate Account VUL-2
     AG Separate Account A


     THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK FS Variable Separate Account
     FS Variable Annuity Account One
     FS Variable Annuity Account Two
     FS Variable Annuity Account Five
     Separate Account USL VA-R
     Separate Account USL VL-R
     Separate Account USL A
     Separate Account USL B


     THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
     Separate Account A

(b)  Directors, Officers and principal place of business:



OFFICER/DIRECTORS*                                          POSITION
------------------------------ ------------------------------------------------------------------
   Peter A. Harbeck(1)         Director
   Stephen A. Maginn           Director, Senior Vice President
   James T. Nichols(1)         Director, President and Chief Executive Officer
   Frank Curran(1)             Vice President, Chief Financial Officer, Chief Operation Officer,
                               Controller and Treasurer
   Rebecca Snider(2)           Chief Compliance Officer
   John T. Genoy(1)            Vice President
   Mallary L. Reznik           Vice President
   Christine A. Nixon          Secretary
   Julie A. Cotton Hearne(2)   Assistant Secretary
   Rosemary Foster(2)          Assistant Secretary
   Virginia N. Puzon           Assistant Secretary
   Thomas Clayton Spires(2)    Vice President, Tax Officer
   Michael E. Treske           Chief Distribution Officer, Mutual Funds and Variable Annuities


     --------

      * Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.

     (1) Principal business address is Harborside 5, 185 Hudson Street, Jersey City, NJ 07311.

     (2)   Principal business address 2919 Allen Parkway, Houston, TX 77019.


(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.


ITEM 31.  MANAGEMENT SERVICES

Not Applicable.


ITEM 32.  UNDERTAKINGS

GENERAL REPRESENTATIONS

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

UNDERTAKINGS OF THE REGISTRANT

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

UNDERTAKINGS OF THE DEPOSITOR REGARDING GUARANTOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.


As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Contracts. The American Home Guarantee will not cover any Contracts with an issue date later than the Point of Termination. The American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.


                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Five, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 24th day of April, 2017.



                                       VARIABLE ANNUITY ACCOUNT FIVE
                                       (Registrant)


                                       BY:  AMERICAN GENERAL LIFE INSURANCE
                                       COMPANY
                                          (On behalf of the Registrant and
                                       itself)



                                       BY: /s/  SARAH J. VANBECK

                                          -------------------------------------

                                          SARAH J. VANBECK
                                          SENIOR VICE PRESIDENT AND LIFE
CONTROLLER


As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.



            SIGNATURE                                        TITLE                                 DATE
---------------------------------   ------------------------------------------------------   ---------------
*KEVIN T. HOGAN                        Director, Chairman of the Board, Chief Executive      April 24, 2017
------------------------------                      Officer, and President
KEVIN T. HOGAN

                                        Director, Senior Vice President and Chief Risk
------------------------------                              Officer
KATERINE A. ANDERSON

*THOMAS J. DIEMER                        Director, Executive Vice President and Chief        April 24, 2017
------------------------------                         Financial Officer
THOMAS J. DIEMER

*DEBORAH A. GERO                     Director, Senior Vice President and Chief Investment    April 24, 2017
------------------------------                              Officer
DEBORAH A. GERO

*JANA W. GREER                           Director and President, Individual Retirement       April 24, 2017
------------------------------
JANA W. GREER

*ELIAS F. HABAYEB                                          Director                          April 24, 2017
------------------------------
ELIAS F. HABAYEB

*MICHAEL P. HARWOOD                    Director, Senior Vice President and Chief Actuary     April 24, 2017
------------------------------                  Corporate Illustration Actuary
MICHAEL P. HARWOOD

*STEPHEN A. MAGINN                         Director, Senior Vice President and Chief         April 24, 2017
------------------------------                       Distribution Officer
STEPHEN A. MAGINN

*JONATHAN J. NOVAK                       Director and President, Institutional Markets       April 24, 2017
------------------------------
JONATHAN J. NOVAK

*RODNEY E. RISHEL                      Director, President, Life, Disability and Health      April 24, 2017
------------------------------
RODNEY E. RISHEL

*DON W. CUMMINGS                             Senior Vice President and Controller            April 24, 2017
------------------------------
DON W. CUMMINGS

/s/  MANDA GHAFERI                                     Attorney-in-Fact                      April 24, 2017
------------------------------
*MANDA GHAFERI



                                   SIGNATURES


American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 24th day of April, 2017.



                                       AMERICAN HOME ASSURANCE COMPANY



                                       BY: /s/  ALLISON KENWORTHY

                                          -------------------------------------

                                          ALLISON KENWORTHY

                                          STATUTORY CONTROLLER AND
                                          VICE PRESIDENT

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                  SIGNATURE                                    TITLE                         DATE
--------------------------------------------   -------------------------------------   ---------------
*CAROL G. BARTON                                              Director                 April 24, 2017
------------------------------
CAROL G. BARTON

*ALEXANDER R. BAUGH                                           Director                 April 24, 2017
------------------------------
ALEXANDER R. BAUGH

*JAMES BRACKEN                                                Director                 April 24, 2017
------------------------------
JAMES BRACKEN

*JOSEPH D. COOK                                 Director, Senior Vice President and    April 24, 2017
------------------------------                        Chief Financial Officer
JOSEPH D. COOK

*JEREMY D. EDGECLIFFE-JOHNSON                         Director, President and          April 24, 2017
------------------------------                        Chief Executive Officer
JEREMY D. EDGECLIFFE-JOHNSON

*GAURAV GARG                                                  Director                 April 24, 2017
------------------------------
GAURAV GARG

*STEPHEN J. GRABEK                                            Director                 April 24, 2017
------------------------------
STEPHEN J. GRABEK

*RALPH W. MUCERINO                                            Director                 April 24, 2017
------------------------------
RALPH W. MUCERINO

*ALESSANDREA C. QUANE                                         Director                 April 24, 2017
------------------------------
ALESSANDREA C. QUANE

*ROBERT S.H. SCHIMEK                                          Director                 April 24, 2017
------------------------------
ROBERT S.H. SCHIMEK

*AMY E. STERN                                                 Director                 April 24, 2017
------------------------------
AMY E. STERN

*GEORGE R. STRATTS                                            Director                 April 24, 2017
------------------------------
GEORGE R. STRATTS

*BY:    /s/  JOSEPH D. COOK                                                            April 24, 2017
   --------------------------
   JOSEPH D. COOK
   ATTORNEY-IN-FACT
   (Exhibit to the Registration Statement)



                                 EXHIBIT INDEX


 EXHIBIT NO.     DESCRIPTION
-------------   ------------
(10)            Consent